UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07873

Nuveen Municipal Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: April 30

Date of reporting period: October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, its what you keep.®

Semi-Annual Report

October 31, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen All-American Municipal Bond Fund	FLAAX	FAAMX	FAACX	FAARX
Nuveen High Yield Municipal Bond Fund	NHMAX	NHMBX	NHMCX	NHMRX
Nuveen Inflation Protected Municipal Bond Fund	NITAX	—	NIPCX	NIPIX
Nuveen Intermediate Duration Municipal Bond Fund	NMBAX	NUMBX	NNSCX	NUVBX
Nuveen Limited Term Municipal Bond Fund	FLTDX	—	FLTCX	FLTRX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area continue to cast a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. Despite strong action by the European Central Bank, member nations appear unwilling to surrender sufficient sovereignty to unify the Euro area financial system or strengthen its banks. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time is running out.

In the U.S., the extended period of increasing corporate earnings that enabled the equity markets to withstand the downward pressures coming from weakening job creation and slower economic growth appears to be coming to an end. The Fed remains committed to low interest rates and announced a third phase of quantitative easing (QE3) scheduled to continue until mid-2015. The recent election results have removed a major element of uncertainty in the U.S. political picture, but it remains to be seen whether the outcome will reduce the highly partisan atmosphere in Congress and enable progress on the many pressing fiscal and budgetary issues that must be resolved in the coming months.

During the last twelve months, U.S. investors have experienced a solid recovery in the domestic equity markets with increasing volatility as the ‘fiscal cliff’ approaches. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

December 20, 2012

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. John Miller, CFA, and Doug White, CFA, manage the All-American Municipal Bond Fund. John began managing the Fund in 2010 and Doug joined John as co-manager of the All-American Municipal Bond Fund in 2011. John has managed the High Yield Municipal Bond Fund since 2000. Dan Close, CFA, and Doug Baker, CFA, have managed the Inflation Protected Municipal Bond Fund since its inception in 2011. Paul Brennan, CFA, has managed the Intermediate Duration Municipal Bond Fund since 2007 and the Limited Term Municipal Bond Fund since 2006.

Recently, the portfolio managers discussed their investment strategies and the Funds’ performance for the six-month period ending October 31, 2012.

How did the Funds perform during the six-month reporting period ending October 31, 2012?

The tables in the Fund Performance, Expense and Effective Leverage Ratios section of this report provide each Fund’s Class A Share total returns for the six-month, one-year, five-year, ten-year and since-inception periods ending October 31, 2012. The tables also compare these returns to each Fund’s benchmark index and their appropriate Lipper classification average.

Nuveen All-American Municipal Bond Fund

During the six months ending October 31, 2012, the Nuveen All-American Municipal Bond Fund Class A Shares at net asset value (NAV) outperformed the S&P Municipal Bond Index and the Lipper General Municipal Debt Funds Classification Average.

The Fund’s strong performance relative to its S&P benchmark was driven most notably by favorable duration positioning, meaning the Fund’s sensitivity to changes in interest rates. Continuing a trend that has been in place for several years, nearly all bonds, especially longer dated issues, experienced a decline in rates, while their prices rose accordingly (bond prices and yields move in opposite directions). The Fund had a somewhat longer duration than the benchmark during the period and, therefore, greater sensitivity to interest rate movements, it was better positioned to take advantage of the constructive market environment.

A second factor benefiting the Fund’s results was credit-rating positioning. Given the low interest rate environment of the past six months, investors were increasingly willing to accept more credit risk in exchange for higher yields. Against this backdrop, the portfolio was significantly overweight in BBB-rated bonds and modestly overweight in A-rated bonds, which reflect the lower end of the investment grade bond universe. These two

Nuveen Investments	5

credit rating categories substantially outperformed their higher quality counterparts, bonds rated AAA and AA, which did well in absolute terms, but did not gain as much ground as lower rated bonds. As a result, the Fund benefited on a relative basis from having less exposure to them.

The Fund was supported by its health care sector positioning. We worked closely with Nuveen’s credit research team to select high quality, financially stable health care and hospital bonds that we believed were underpriced relative to their quality. Strong demand for health care issues boosted the performance of this group, in which the Fund was overweight. The Fund’s allocations to several other sectors also contributed to relative performance, including an overweighting in dedicated tax, corporate-backed industrial development revenue (IDR) and transportation (especially toll-road) bonds. The Fund was also helped by being underweight in sectors that are generally seen as more defensive areas, which did not fare as well given investors’ heightened tolerance for risk. In particular, underweightings relative to the benchmark in general obligation debt proved beneficial, as they did not gain to the same extent as the S&P index.

In a generally positive period of performance, there were relatively few negative factors to mention. One sector in which the portfolio was slightly overweight, to the Fund’s detriment, was housing bonds, which underperformed the index, and therefore the Fund would have been better off owning fewer bonds from this group.

Nuveen High Yield Municipal Bond Fund

During the six months ending October 31, 2012, the Nuveen High Yield Municipal Bond Fund Class A Shares at NAV enjoyed favorable results in absolute terms as well as relative to its unmanaged benchmark, the S&P Municipal Yield Index as well as the S&P Municipal Bond High Yield Index. In addition, the Fund surpassed the Lipper High Yield Municipal Debt Funds Classification Average. Please note in August 2011, the Nuveen High Yield Municipal Bond Fund’s primary index was changed. Previously, the Fund used the S&P Municipal Bond High Yield Index as it benchmark. The Fund is now compared to the S&P Municipal Yield Index because it more closely reflects the Fund’s investment universe.

During a very strong reporting period for high yield municipal bonds in general, several key factors lifted the Fund’s performance. First among these was our favorable duration, or interest rate, positioning. As in prior reporting periods, longer dated bonds outperformed shorter dated securities because they benefited to a greater extent from declining interest rates, while short term interest rates, already anchored close to zero, had little room left to fall. Given that the Fund’s holdings had an average maturity of 22 years at period end, the portfolio was well positioned amid these market conditions that favored longer dated holdings.

Further supporting the performance of high yield bonds was the ongoing narrowing of credit spreads, meaning that investors were willing to take on more credit risk in exchange for higher income in a low interest rate environment. Because this Fund concentrates its investments on lower rated bonds (at period end, more than 60% of the portfolio was invested in non-rated municipal bonds or issues with credit ratings of BB and below), the Fund’s positioning was helpful as investors preferred bonds with weaker credit quality and higher levels of income.

6	Nuveen Investments

Favorable security selection also added to results relative to the benchmark. One of the top-contributing securities of the past six months, for example, was a sizeable portfolio position in corporate-backed Tulsa Airport American Airlines bonds for the air travel company’s maintenance facility. Investors’ concerns about American Airlines’ financial stability and its capacity to maintain this Tulsa site and meet its debt obligations eased during the period, and the bonds’ solid price recovery resulted in a nice contribution to the Fund’s return.

Going into the period, the housing market appeared to be approaching a bottom, while more recently, investor sentiment shifted in favor of the view that this sector was actively leading the economic recovery. Non-rated bonds for the Tolomato community development district outside of Jacksonville, Florida, maturing in 2037 and paying interest of 5.40%, enjoyed strong performance. These securities benefited from the general narrowing of credit spreads, as we described before, as well as the recovering housing market, which in turn would increase the security of the property tax revenues that support these bonds’ payments. On a related note, the Fund was bolstered by its position in Pennsylvania Economic Development Authority bonds for USG Corporation, a leading manufacturer of wallboard used in building and home construction. The Fund also had a helpful position in Fulton County, Georgia, continuing care retirement facility bonds for the Lenbrook Square Project facility. Like many other retirement living center bonds, the securities benefited in part from improvements in the housing and financial markets that made senior living facilities a more affordable and attractive alternative for seniors. Other securities adding value to the Fund’s performance included tobacco securitization bonds, which gained in price in response to data suggesting that the bonds’ interest payments could be more secure than some investors had feared.

While many more bonds added value than not during the six-month period, several investments did not perform as well as we had hoped. One notable underperforming portfolio holding was a bond issue for Allegheny West Penn Health System, a Pittsburgh-area network of hospitals, maturing in 2040 with a 5.375% coupon. Investors’ concerns about a planned merger with the region’s dominant health insurance provider contributed to a substantial drop in price for these bonds. Another position that failed to perform well during the period was a New York City Industrial Development Authority parking garage bond issue for Yankee Stadium. Credit spreads on these bonds widened during a period in which the average high yield bond experienced credit spread tightening. Despite these setbacks, we remained confident in the long range prospects of these securities and continued to hold the positions at period end.

The Fund maintained several interest rate swaps that we used to moderate the Fund’s duration risk. While these investments functioned exactly as planned, the overall performance impact was negative, given that longer duration securities outperformed in the environment of falling rates. The Fund also used credit default swaps to manage credit risk. Using a credit default swap, the Fund purchased credit protection on a small set of issuers, which had a mildly negative impact on performance. Because the credit default swap contract was paired with specifics bonds, however, the same improvement in credit quality that led to negative performance on the credit default swap contract caused positive performance in the bonds it was hedging.

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Nuveen Inflation Protected Municipal Bond Fund

During the six-month period ending October 31, 2012, the Nuveen Inflation Protected Municipal Bond Fund Class A Shares at NAV significantly outpaced the results of its benchmark, the Barclays 1-10 Year Municipal Bond Index, as well as the Lipper Intermediate Municipal Debt Funds Classification Average.

The Fund’s performance is generally shaped by its two portfolio components, intermediate duration municipal bonds and inflation linked swaps, the latter of which are designed to hedge the Fund against changes in inflation expectations.

During this strong reporting period, the sources of the Fund’s outperformance were broad based. The Fund’s municipal bond portfolio benefited primarily from its duration, or interest rate, positioning. Specifically, the Fund was helped by being overweight in bonds on the longer end of the intermediate bond universe, given that longer bonds gained to a greater extent from declining interest rates. The Fund also realized an added advantage from being underweight relative to the Barclays Index in shorter dated bonds, which did not fare as well as their longer intermediate counterparts.

The Fund’s credit rating positioning was another notable factor contributing to positive performance. An overweighting in BBB-rated and A-rated securities, which comprise the lower half of the investment grade bond universe that is our primary focus in managing the portfolio proved beneficial, as these bonds significantly outperformed the index as a whole, due to investors’ willingness to take on added credit risk in exchange for a higher level of income. At the same time, the Fund was underweight relative to the Index in the two highest credit rating categories, AAA and AA, which lagged the market overall, so this positioning was similarly helpful. Meanwhile, the Fund’s sector allocation was proved advantageous as the Fund was underweight in pre-refunded bonds adding to results. The pre-refunded bond sector had the lowest positive return of any sector in the index, owing to the bonds’ very high credit quality and short maturities. The Fund’s lesser exposure to this category lifted relative performance. In addition, the Fund was overweight in three of the better performing sectors which included health care, dedicated-tax and higher education, all of which added to results. While very little detracted in this period of good performance, the Fund was underweight in general obligation bonds, an index sector that did relatively well, and we would have benefited from owning more of these securities.

The Fund’s inflation protection component fulfilled its function of hedging against the risk of rising prices. During the period, investors’ inflation expectations rose, which caused the Fund’s inflation linked swaps to gain in value accordingly, adding to performance during the six-month period.

Nuveen Intermediate Duration Municipal Bond Fund

During the six-month period ending October 31, 2012, the Nuveen Intermediate Duration Municipal Bond Fund Class A Shares at NAV modestly outperformed the S&P Municipal Bond Intermediate Index and outpaced the Lipper Intermediate Municipal Debt Funds Classification Average.

Declining interest rates throughout the six-month period lifted the performance of intermediate municipal bonds, and this factor was the strongest contributor to the Fund’s

8	Nuveen Investments

favorable results in absolute terms. At the same time, the Fund’s duration, or its sensitivity to interest rates, was slightly shorter than that of its benchmark index, making the Fund somewhat less responsive to interest-rate movements. In retrospect, it would have been better for the Fund’s performance relative to the index if the Fund’s duration had been at the higher end of our target range, rather than at the lower end. As a result, the portfolio was not optimally positioned in terms of its interest rate sensitivity, a slightly negative factor relative to the benchmark.

Another strategy that benefited the Fund’s performance, in absolute terms and also relative to the S&P Municipal Bond Intermediate Index, was the Fund’s credit quality exposure. As investors searched for income in a low interest rate environment, increasing demand boosted the results of lower rated bonds, which offered more attractive income to compensate for the higher level of credit risk. These conditions pushed down the yield premiums on lower rated bonds to a greater extent than on their higher rated counterparts, while the securities’ prices rose accordingly. The Fund had increased exposure to securities with credit ratings of BBB and A that we believed were creditworthy and offered shareholders a favorable risk/reward trade-off, and our allocation to these lower rated bonds supported the Fund’s results.

Another contributor to the Fund’s relative performance was its allocation to certain strong performing sectors, especially with a sizeable amount of lower rated issuance. For example, the Fund’s weighting in health care bonds saw good results, as did our position in tobacco securitization bonds, the top performing sector of the period, thanks to an improving legal environment for these securities. Transportation and various tax supported issues also added to results. An allocation to state supported general obligation debt was helpful, in part because of an overweighting in State of Illinois bonds, as these securities were rewarded for the state’s preliminary steps in seeking to arrive at a solution to its pension financing problems. In contrast, the Fund’s exposure to pre-refunded bonds was unfavorable, given the securities’ very high credit quality and very short maturities.

Nuveen Limited Term Municipal Bond Fund

For the six-month period ending October 31, 2012, the Nuveen Limited Term Municipal Bond Fund Class A Shares at NAV modestly outperformed the S&P Municipal Bond Short-Intermediate Index, as well as the Lipper Short Intermediate Municipal Debt Funds Classification Average.

Similar to the other Funds profiled in this report, the Limited Term Fund benefited from the falling interest rate environment. Relative to the S&P benchmark, the Fund also gained from having a duration that was incrementally longer than the index. This added level of interest rate sensitivity positioned the Fund to take advantage of the favorable market conditions and enabled it to modestly outperform its benchmark during the six-month period.

Another positive factor behind the Fund’s results was its credit quality positioning. The Fund was significantly invested among bonds in the lower half of the investment grade municipal bond universe, with about 35% of the portfolio held in bonds with credit ratings of BBB or A. Because of investors’ willingness to take on more credit risk in exchange for

Nuveen Investments	9

higher yields, this stance added to the Fund’s results in absolute terms as well as relative to the S&P Index.

Also, sector positioning proved helpful, with exposure to health care bonds, and especially hospital bonds, providing a meaningful positive impact. Other sectors similarly contributed, including tobacco securitization bonds, as tobacco bond issuers enjoyed a better than expected fundamental backdrop; transportation bonds, especially airport issues, which have benefited from the rebounding travel industry; and state general obligation debt, with a position in Illinois bonds adding notably to the Fund’s performance. In contrast, the Fund’s exposure to pre-refunded bonds hindered returns, given that category’s underperformance in light of the securities’ very high credit quality and very short maturities, two characteristics that were at a relative performance disadvantage.

What strategies did you use to manage the Funds during the six-month period ended October 31, 2012?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value oriented approach and close input from Nuveen Asset Management’s experienced research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen All-American Municipal Bond Fund

Investors were eager buyers of municipal bonds during the six-month reporting period, and the Fund was a beneficiary of the increased level of activity. Substantial shareholder inflows into the Fund provided us with a large amount of assets requiring investment throughout the period, so we took advantage of attractive buying opportunities. For the most part, our approach entailed investing in areas that had performed well and that we expected to continue to do so. These included bonds with longer maturities (which had the potential to continue to benefit if interest rates remained low) and in a variety of revenue sectors, especially higher education, health care, Industrial Development Revenue (IDR) and “other revenue” bonds, which typically generate sales or use tax and therefore could be positioned to do well as the economy picks up.

We continued to increase our exposure to essential service bonds, such as water/sewer and public power bonds. Essential service securities help fund projects deemed critical to the communities they serve. They tend to be more defensive issues, given their ability to hold up well amid difficult economic circumstances, and we found periodic opportunities to purchase these types of bonds at valuations we believed were attractive. We also identified select opportunities among high yield bonds, securities rated below investment grade that we believed were financially solid but offered unusually high yields relative to their risk level. However, because this Fund is focused on the investment grade bond universe, this was a marginal area of emphasis and reflected just a few specific issues that we believed offered good potential for our shareholders.

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With the large amount of investment inflows into the portfolio during the period, there was very little need to sell securities. The vast majority of our purchases were funded with the proceeds of new investments, bond calls or bond maturities.

Nuveen High Yield Municipal Bond Fund

With a substantial level of new investment inflows into the Fund, we were active buyers of high yield tax exempt debt in the primary and, especially, the secondary municipal bond market. We believed the secondary market was a better source of market inefficiencies, namely securities whose issuers we believed had been unfairly punished relative to what we saw as their reasonably stable fundamentals and we applied Nuveen Asset Management’s credit research resources to identify and take advantage of those good value opportunities. As we regularly do in all types of markets, we looked to invest in high yield municipal bonds we believed were attractive but trading at prices below what we thought was warranted given issuers’ underlying credit quality. This strategy included both establishing new bond positions and adding to the portfolio’s holdings in securities we already owned but whose prices we believed were still relatively low.

Several of these additions were bonds we discussed previously in this report that added to the Fund’s relative performance as they recovered off of comparatively low valuations. For example, we increased the Fund’s stake in bonds for the American Airlines maintenance facility that we mentioned earlier. We also augmented the Fund’s exposure to various community development district bonds, including several issues of the Tolomato district outside of Jacksonville, Florida.

These securities continued to be heavily discounted, even as they gained in price amid renewed optimism for the housing market recovery. Other additions to the portfolio during the period included purchases of the Lenbrook continuing care retirement facility bonds and Virginia tobacco securitization bonds previously discussed. Funding for these purchases came predominantly from new shareholder investments into the Fund as well as the proceeds of bond calls. With the exception of occasional bond swaps, in which we exchanged securities in the portfolio for similar holdings with what we believed were more favorable characteristics, we saw little need to sell other holdings from the portfolio.

Nuveen Inflation Protected Municipal Bond Fund

The Fund received sizeable new inflows of shareholder cash during the reporting period. As the Fund’s assets grew significantly during the past six months, our primary focus was to keep the Fund’s portfolio fully invested by taking advantage of attractive opportunities in the municipal bond market as they came available. In fact, we were able to accomplish this objective by investing across a wide range of sectors. Notable areas of activity were the transportation sector, specifically toll-road bonds, and corporate-backed IDR bonds, as in both areas we were successful in identifying securities that we believed offered our shareholders a favorable trade-off of risk versus reward.

While we invested in a variety of sectors in both the primary and secondary municipal bond markets, we kept the Fund’s credit quality positioning largely consistent, with a modestly reduced exposure to AA-rated securities. The portfolio remained relatively unchanged from the perspective of geographic diversification as well, with a somewhat

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lower allocation to California bonds on a percentage basis of the portfolio and a slightly higher weighting in Illinois bonds. Although the Fund maintained its intermediate duration, we sought to extend the portfolio’s level of interest-rate sensitivity slightly during the period, as we generally identified better value opportunities among longer bonds within the intermediate bond universe, namely those with maturities ranging from seven to ten years.

As the Fund grew in size, we added additional inflation linked swap positions to the portfolio several times during the period, and we monitored the Fund on a regular basis to help ensure appropriate inflation protection.

Nuveen Intermediate Duration Municipal Bond Fund

As we mentioned earlier, the Fund’s duration was slightly shorter than its benchmark and, accordingly, we looked for opportunities throughout the period to bring that duration closer to neutral, thereby making the portfolio slightly more sensitive to interest rate changes. We were successful in this goal and finished the period approaching a neutral duration. While we added bonds across a range of maturities, our emphasis (when such bonds could be found) was on securities with maturities ranging from roughly seven to twenty years, a range that both enabled us to achieve our intermediate duration objectives while taking advantage of attractive value in the municipal marketplace. Given the low yields on the short end of the yield curve, we believed that investing a little further out on the curve offered a good source of value relative to the risk.

In terms of the Fund’s credit quality exposure, we did not make substantial changes. We continued to look for opportunities among lower investment grade rated bonds, believing that we could potentially identify securities offering a good risk/reward trade-off. As the period progressed, however, and credit spreads narrowed, meaning that the premium available to investors for taking on more credit risk declined, we became steadily more selective in the securities we considered adding to the portfolio.

One emerging area of opportunity was unemployment compensation-backed bonds, a relatively rare bond category, and we participated in a variety of these bond deals throughout the period. During the depths of the financial crisis in 2008 and 2009, a number of states depleted their unemployment compensation funds amid historically high levels of joblessness. Several states had to borrow from the federal government and issue new state tax-exempt bonds to pay off the debt. During the period, Michigan, Illinois and Pennsylvania all issued sizeable bond deals of these securities, and we purchased these types of bonds from all three states. Because these securities were very high in credit quality, mostly AAA-rated and AA-rated, we believed they offered our shareholders a good level of compensation in light of the size and unique characteristics of the program, as well as giving us an opportunity to enhance the Fund’s diversification, as these types of bonds do not come to market very often.

To finance our purchases during the past six months, we relied primarily on the proceeds of new shareholder inflows, of which there was a substantial amount, given investors’ enthusiasm for the municipal bond asset class during the period. We also used the proceeds of called bonds to fund new purchases, so there was limited need to sell existing positions in the portfolio.

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Nuveen Limited Term Municipal Bond Fund

The Fund began the period with a duration that was slightly longer than that of its benchmark, and our purchases during the past six months enabled us to preserve that favorable positioning. To accomplish this goal, we often bought bonds with maturities on the longer end of our limited term universe, particularly emphasizing bonds with maturities spanning from five to ten years. We believed these bonds offered significantly better value than shorter dated bonds, which did not strike us as particularly attractive for our shareholders in the very low short-term interest-rate environment.

Our credit quality positioning also remained relatively consistent. Unlike in the Intermediate Duration Fund, we were somewhat slower in this portfolio to buy bonds with lower credit quality, because the yield premiums on very short bonds had narrowed to such an extent that we believed the risk/reward trade-off was often unfavorable. We did buy lower investment grade rated bonds for the Limited Term Fund, but we were careful to add securities with the best potential to provide our shareholders with good value.

As with the Intermediate Duration Fund, we took advantage of the significant issuance of unemployment compensation bonds in Michigan, Illinois and Pennsylvania. We saw these bonds as a source of good value and diversification, due to their rarity, and added a number of these highly rated issues to the Limited Term portfolio.

With substantial new investment inflows during the period, we had little need to sell securities in the portfolio to fund recent purchases. Instead, we were able to use the proceeds of those inflows, as well as those of bonds that were called during the past six months.

Impact of Nuveen High Yield Municipal Bond Fund’s Leveraging Strategy on Performance

One important factor impacting the returns of Nuveen High Yield Municipal Bond Fund relative to its comparative benchmarks was the Fund’s use of substantial leverage through its investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because the manager believes that, over time, leveraging provides opportunities for additional income and total return, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional volatility. For example, the value of an inverse floating rate security will increase or decrease in value by a multiple of the increase or decrease of the market value of the underlying bond due to changes in market interest rates or the bond’s creditworthiness. Thus, when investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its net asset value if the underlying bond declines in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income on inverse floating rate securities will decrease when short-term interest rates

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increase and increase when short-term interest rates decrease. As a consequence, although investments in inverse floating rate securities offer the opportunity for higher income than the underlying bond at times of low short-term market interest rates, those investments would serve to reduce the Fund’s income if short-term interest rates rise such that they exceed the net income on the underlying bond.

The Fund’s use of leverage through inverse floating rate securities made a positive contribution to the performance of the Fund over this reporting period, largely because of the income differential between the higher rates earned on the Fund’s long-term bond investments and the lower rates paid on its leveraging instruments.

Risk Considerations

Nuveen All-American Municipal Bond Fund/Nuveen Intermediate Duration Municipal Bond Fund/Nuveen Limited Term Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than their original investment and also increases the Funds’ exposure to volatility, interest rate risk and credit risk.

Nuveen High Yield Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due.

The Fund concentrates in non-investment-grade and unrated bonds with long maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund oftentimes engages in a significant amount of portfolio leverage and in doing so, assumes a high level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

Nuveen Inflation Protected Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, non-diversification risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of derivative instruments such as consumer price index (CPI) swaps creates leverage and

14	Nuveen Investments

involves a high degree of financial risk, including the risk that the loss may be greater than the principal amount invested. There can be no assurance that the Fund’s inflation-hedging strategy will be successful or perform as expected.

Dividend Information

All share classes of each of the five Funds experienced a dividend cut in August 2012, except the Class A, C, and I Shares of the Nuveen High Yield Municipal Bond Fund and all share classes of Nuveen Intermediate Duration Municipal Bond Fund, which did not experience a dividend change throughout the period.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of October 31, 2012, all the Funds in this report had positive UNII balance, based upon our best estimate, for tax purposes. As of October 31, 2012, the Nuveen Inflation Protected Municipal Fund and Nuveen Limited Term Municipal Bond Fund had negative UNII balances and the Nuveen All-American Municipal Bond Fund, Nuveen High Yield Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund had positive UNII balances for financial reporting purposes.

Nuveen Investments	15

Fund Performance, Expense and Effective Leverage Ratios

The Fund Performance, Expense and Effective Leverage Ratios for each Fund are shown on the following five pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever the Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

16	Nuveen Investments

Nuveen All-American Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.27%	13.80%	6.89%	5.75%
Class A Shares at maximum Offering Price	0.84%	9.04%	5.98%	5.30%
S&P Municipal Bond Index**	3.65%	9.57%	5.83%	5.35%
Lipper General Municipal Debt Funds Classification Average**	4.16%	10.98%	5.20%	4.55%

Class B Shares w/o CDSC	4.89%	12.87%	6.07%	5.13%
Class B Shares w/CDSC	-0.11%	8.87%	5.91%	5.13%
Class C Shares	5.00%	13.30%	6.30%	5.18%
Class I Shares	5.36%	13.88%	7.05%	5.94%

Average Annual Total Returns as of September 30, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.27%	12.87%	6.84%	5.39%
Class A Shares at maximum Offering Price	1.83%	8.08%	5.93%	4.94%
Class B Shares w/o CDSC	5.78%	11.94%	6.02%	4.77%
Class B Shares w/CDSC	0.78%	7.94%	5.86%	4.77%
Class C Shares	5.99%	12.16%	6.25%	4.81%
Class I Shares	6.26%	12.94%	7.02%	5.58%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.77%
Class B Shares	1.53%
Class C Shares	1.32%
Class I Shares	0.55%

Effective Leverage Ratio as of October 31, 2012

Effective Leverage Ratio	5.67%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	17

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen High Yield Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	8.50%	21.18%	2.42%	4.96%
Class A Shares at maximum Offering Price	3.94%	16.07%	1.55%	4.51%
S&P Municipal Yield Index**	6.11%	15.45%	5.34%	N/A
S&P Municipal Bond High Yield Index**	6.90%	17.01%	5.38%	7.20%
Lipper High Yield Municipal Debt Funds Classification Average**	6.14%	15.11%	4.11%	4.94%

Class B Shares w/o CDSC	8.05%	20.33%	1.65%	4.34%
Class B Shares w/CDSC	3.05%	16.33%	1.50%	4.34%
Class C Shares	8.15%	20.49%	1.85%	4.38%
Class I Shares	8.60%	21.41%	2.61%	5.16%

Average Annual Total Returns as of September 30, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	9.72%	19.65%	2.23%	4.73%
Class A Shares at maximum Offering Price	5.10%	14.65%	1.35%	4.28%
Class B Shares w/o CDSC	9.33%	18.81%	1.46%	4.10%
Class B Shares w/CDSC	4.33%	14.81%	1.31%	4.10%
Class C Shares	9.44%	19.05%	1.66%	4.15%
Class I Shares	9.82%	19.88%	2.41%	4.93%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.85%
Class B Shares	1.61%
Class C Shares	1.40%
Class I Shares	0.65%

Effective Leverage Ratio as of October 31, 2012

Effective Leverage Ratio	19.05%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

Nuveen Inflation Protected Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception**
Class A Shares at NAV	4.51%	11.87%	11.16%
Class A Shares at maximum Offering Price	1.38%	8.51%	9.12%
Barclays 1-10 Year Municipal Bond Index***	1.93%	5.78%	6.18%
Lipper Intermediate Municipal Debt Funds Classification Average***	2.56%	7.51%	7.70%

Class C Shares	4.24%	11.18%	10.55%
Class I Shares	4.69%	12.04%	11.39%

Average Annual Total Returns as of September 30, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception**
Class A Shares at NAV	4.58%	12.33%	11.07%
Class A Shares at maximum Offering Price	1.45%	8.96%	8.93%
Class C Shares	4.31%	11.75%	10.46%
Class I Shares	4.57%	12.52%	11.25%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.45%	0.78%
Class C Shares	2.02%	1.33%
Class I Shares	1.21%	0.58%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through August 31, 2013 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% (1.05% after August 31, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring August 31, 2013 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Effective Leverage Ratio as of October 31, 2012

Effective Leverage Ratio	0%

*	Six-month returns are cumulative; all other returns are annualized.

**	Since inception returns are from 3/08/11.

***	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	19

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.04%	7.72%	5.01%	4.34%
Class A Shares at maximum Offering Price	-0.10%	4.47%	4.38%	4.03%
S&P Municipal Bond Intermediate Index**	2.82%	8.13%	6.35%	5.32%
Lipper Intermediate Municipal Debt Funds Classification Average**	2.56%	7.51%	4.92%	4.07%

Class B Shares w/o CDSC	2.67%	6.94%	4.20%	3.72%
Class B Shares w/CDSC	-2.33%	2.94%	4.03%	3.72%
Class C Shares	2.77%	7.14%	4.43%	3.76%
Class I Shares	3.13%	7.91%	5.22%	4.55%

Average Annual Total Returns as of September 30, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.84%	7.15%	4.99%	4.19%
Class A Shares at maximum Offering Price	0.77%	3.94%	4.34%	3.88%
Class B Shares w/o CDSC	3.47%	6.37%	4.20%	3.56%
Class B Shares w/CDSC	-1.53%	2.37%	4.03%	3.56%
Class C Shares	3.46%	6.46%	4.42%	3.62%
Class I Shares	3.93%	7.34%	5.20%	4.39%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.71%
Class B Shares	1.46%
Class C Shares	1.26%
Class I Shares	0.51%

Effective Leverage Ratio as of October 31, 2012

Effective Leverage Ratio	2.13%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

20	Nuveen Investments

Nuveen Limited Term Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.68%	4.66%	4.29%	3.74%
Class A Shares at maximum Offering Price	-0.89%	2.06%	3.77%	3.47%
S&P Municipal Bond Short-Intermediate Index**	1.54%	4.48%	4.86%	4.15%
Lipper Short-Intermediate Municipal Debt Funds Classification Average**	1.35%	4.07%	3.74%	3.40%

Class C Shares	1.50%	4.21%	3.91%	3.37%
Class I Shares	1.86%	4.85%	4.50%	3.95%

Average Annual Total Returns as of September 30, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.25%	4.02%	4.33%	3.55%
Class A Shares at maximum Offering Price	-0.34%	1.46%	3.81%	3.29%
Class C Shares	2.07%	3.76%	3.97%	3.19%
Class I Shares	2.35%	4.31%	4.52%	3.76%

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.65%
Class C Shares	1.00%
Class I Shares	0.45%

Effective Leverage Ratio as of October 31, 2012

Effective Leverage Ratio	0%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	21

Yields as of October 31, 2012

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen All-American Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	3.93%	2.51%	3.49%
Class B Shares	3.38%	1.88%	2.61%
Class C Shares	3.58%	2.07%	2.88%
Class I Shares	4.29%	2.82%	3.92%

Nuveen High Yield Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	5.74%	4.92%	6.83%
Class B Shares	5.26%	4.39%	6.10%
Class C Shares	5.47%	4.59%	6.38%
Class I Shares	6.17%	5.34%	7.42%

Nuveen Inflation Protected Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	2.51%	1.74%	2.42%
Class C Shares	2.06%	1.24%	1.72%
Class I Shares	2.75%	2.00%	2.78%

Nuveen Intermediate Duration Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	3.29%	1.38%	1.92%
Class B Shares	2.68%	0.67%	0.93%
Class C Shares	2.88%	0.87%	1.21%
Class I Shares	3.58%	1.62%	2.25%

1	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28.0%.

2	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

22	Nuveen Investments

Nuveen Limited Term Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	2.18%	0.77%	1.07%
Class C Shares	1.87%	0.44%	0.61%
Class I Shares	2.41%	0.99%	1.38%

1	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28.0%.

2	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	23

Holding Summaries as of October 31, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen All-American Municipal Bond Fund

Bond Credit Quality1

Nuveen High Yield Municipal Bond Fund

Bond Credit Quality2

Portfolio Composition[1]
Tax Obligation/Limited	20.4%
Health Care	18.1%
Transportation	11.5%
Tax Obligation/General	10.3%
Education and Civic Organizations	9.2%
Utilities	8.8%
Water and Sewer	6.2%
U.S. Guaranteed	4.7%
Other	10.8%

Portfolio Composition[3]
Tax Obligation/Limited	27.6%
Health Care	16.8%
Education and Civic Organizations	10.5%
Transportation	10.0%
Long-Term Care	5.5%
Utilities	5.5%
Consumer Discretionary	5.2%
Consumer Staples	4.9%
Other	14.0%

States/U.S. Territories[1]
California	11.7%
Texas	10.0%
Florida	8.1%
Illinois	8.1%
New York	4.6%
Pennsylvania	4.1%
Colorado	3.5%
Arizona	3.3%
Georgia	3.2%
Wisconsin	3.2%
Ohio	3.1%
Michigan	2.8%
Indiana	2.6%
Washington	2.5%
Puerto Rico	2.5%
Kansas	2.5%
New Jersey	2.1%
Louisiana	1.6%
Missouri	1.6%
Other	18.9%

States/U.S. Territories[2]
California	18.3%
Florida	12.3%
Illinois	8.4%
Texas	6.5%
Colorado	6.2%
Arizona	3.9%
Michigan	3.2%
Pennsylvania	3.2%
New York	3.2%
New Jersey	3.0%
Ohio	2.5%
Indiana	2.1%
Alabama	2.0%
Georgia	1.8%
Virginia	1.8%
Wisconsin	1.6%
Washington	1.5%
Other	18.5%

1	As a percentage of total investments as of October 31, 2012. Holdings are subject to change.

2	As a percentage of total municipal bonds as of October 31, 2012. Holdings are subject to change.

3	As a percentage of total investments (excluding investments in derivatives) as of October 31, 2012. Holdings are subject to change.

24	Nuveen Investments

Nuveen Inflation Protected Municipal Bond Fund

Bond Credit Quality1

Nuveen Intermediate Duration Municipal Bond Fund

Bond Credit Quality2

Portfolio Composition[1]
Transportation	18.5%
Utilities	17.6%
Tax Obligation/Limited	17.0%
Health Care	15.8%
Tax Obligation/General	7.8%
Education and Civic Organizations	7.6%
Water and Sewer	6.2%
Other	9.5%

Portfolio Composition[2]
Tax Obligation/Limited	26.9%
Tax Obligation/General	18.9%
Health Care	14.5%
Utilities	10.0%
U.S. Guaranteed	8.2%
Transportation	6.4%
Consumer Staples	5.2%
Other	9.9%

States/U.S. Territories[1]
Illinois	8.4%
Ohio	6.4%
Texas	6.1%
Kansas	5.1%
Arizona	5.1%
Pennsylvania	5.1%
California	4.7%
Michigan	4.3%
Georgia	4.3%
New York	3.7%
Tennessee	3.6%
Florida	3.4%
North Carolina	3.3%
Colorado	3.1%
Indiana	3.1%
New Jersey	2.8%
Virginia	2.6%
Kentucky	2.5%
Louisiana	2.4%
South Carolina	2.1%
Other	17.9%

States/U.S. Territories[2]
Texas	9.6%
Illinois	8.5%
California	7.9%
New York	5.6%
Florida	5.5%
Michigan	5.4%
New Jersey	4.6%
Arizona	4.5%
Pennsylvania	3.8%
Massachusetts	3.8%
Louisiana	3.2%
Colorado	3.1%
North Carolina	2.8%
Missouri	2.8%
Wisconsin	2.5%
Washington	2.3%
Ohio	2.3%
Tennessee	2.0%
Other	19.8%

1	As a percentage of total investments (excluding investments in derivatives) as of October 31, 2012. Holdings are subject to change.

2	As a percentage of total investments as of October 31, 2012. Holdings are subject to change.

Nuveen Investments	25

Holding Summaries as of October 31, 2012 (continued)

Nuveen Limited Term Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Tax Obligation/Limited	26.9%
Tax Obligation/General	22.1%
Utilities	10.1%
Health Care	9.8%
U.S. Guaranteed	7.4%
Education and Civic Organizations	6.8%
Transportation	5.4%
Water and Sewer	5.0%
Other	6.5%

States/U.S. Territories[1]
New York	8.8%
Illinois	8.4%
Texas	7.0%
Pennsylvania	6.4%
Florida	5.7%
New Jersey	5.6%
California	5.3%
Michigan	5.0%
Arizona	4.5%
Georgia	3.5%
Ohio	3.4%
Indiana	2.8%
Massachusetts	2.3%
Washington	2.3%
Louisiana	2.1%
Missouri	2.0%
Maryland	1.9%
Minnesota	1.9%
Wisconsin	1.7%
Other	19.4%

1	As a percentage of total investments as of October 31, 2012. Holdings are subject to change.

26	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen All-American Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (5/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/12)	$1,052.70	$1,048.90	$1,050.00	$1,053.60	$1,021.53	$1,017.74	$1,018.75	$1,022.53
Expenses Incurred During Period	$3.78	$7.64	$6.61	$2.74	$3.72	$7.53	$6.51	$2.70

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .73%, 1.48%, 1.28% and .53% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen High Yield Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (5/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/12)	$1,085.00	$1,080.50	$1,081.50	$1,086.00	$1,020.97	$1,017.19	$1,018.20	$1,021.98
Expenses Incurred During Period	$4.41	$8.34	$7.29	$3.37	$4.28	$8.08	$7.07	$3.26

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.59%, 1.39% and .64% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Inflation Protected Municipal Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (5/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/12)	$1,045.10	$1,042.40	$1,046.90	$1,021.32	$1,018.55	$1,022.33
Expenses Incurred During Period	$3.97	$6.80	$2.94	$3.92	$6.72	$2.91

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .77%, 1.32% and .57% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	27

Expense Examples (continued)

Nuveen Intermediate Duration Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (5/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/12)	$1,030.40	$1,026.70	$1,027.70	$1,031.30	$1,021.63	$1,017.85	$1,018.85	$1,022.63
Expenses Incurred During Period	$3.63	$7.46	$6.44	$2.61	$3.62	$7.43	$6.41	$2.60

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .71%, 1.46%, 1.26% and .51% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Limited Term Municipal Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (5/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/12)	$1,016.80	$1,015.00	$1,018.60	$1,021.83	$1,020.06	$1,022.84
Expenses Incurred During Period	$3.41	$5.18	$2.39	$3.41	$5.19	$2.40

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .67%, 1.02% and .47% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

28	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Alabama – 1.1%

$6,165	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa2	$6,256,797

350	Camden Industrial Development Board, Alabama, Exempt Facilities Revenue Bonds, Weyerhaeuser Company Project, Series 2003B, 6.375%, 12/01/24 (Pre-refunded 12/01/13) (Alternative Minimum Tax)	12/13 at 100.00	AA+ (4)	373,356

2,750	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BBB	2,843,803

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
1,000	5.250%, 1/01/14	No Opt. Call	B	999,880
5,165	5.250%, 1/01/15	1/14 at 100.00	B	5,166,653
1,000	5.500%, 1/01/21 – AGM Insured	1/14 at 100.00	AA–	1,019,220
1,000	5.500%, 1/01/22	1/14 at 100.00	B	1,000,320

2,000	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A, 5.250%, 12/01/34 (Pre-refunded 12/01/17)	12/17 at 100.00	A– (4)	2,441,900

1,565	Sheffield, Alabama, Electric Revenue Bonds, Series 2003, 5.500%, 7/01/29 (Pre-refunded 7/01/13) – AMBAC Insured	7/13 at 100.00	Aa3 (4)	1,619,744

435	Sheffield, Alabama, Electric Revenue Bonds, Series 2003, 5.500%, 7/01/29 – AMBAC Insured	1/13 at 100.00	Aa3	438,075

12,255	Walker County, Alabama, General Obligation Bonds, Series 2002, 0.000%, 2/01/32 – NPFG Insured	2/13 at 79.66	BBB	9,689,906
33,685	Total Alabama			31,849,654
	Alaska – 0.3%

5,000	Alaska State, International Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 10/01/27 (Alternative Minimum Tax)	10/20 at 100.00	Aa3	5,558,350

2,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	B+	1,779,740
7,000	Total Alaska			7,338,090
	Arizona – 3.2%

4,550	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB	4,779,821

140	Arizona Board of Regents, Certificates of Participation, Northern Arizona University Research Projects, Series 2005, 5.000%, 9/01/23 – AMBAC Insured	9/15 at 100.00	A	147,214

6,500	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/30	2/22 at 100.00	BBB+	7,079,345

2,733	Arizona Health Facilities Authority, Revenue Bonds, American Baptist Estates – Terraces Project, Series 2003A, 7.500%, 11/15/23 (Pre-refunded 11/15/13)	11/13 at 101.00	AAA	2,945,764

500	Arizona School Facilities Board, Certificates of Participation, Series 2008, 5.250%, 9/01/23	9/18 at 100.00	A+	569,670

5,325	Arizona Sports and Tourism Authority, Senior Revenue Refunding Bonds, Multipurpose Stadium Facility Project, Series 2012A, 5.000%, 7/01/36	7/22 at 100.00	A1	5,898,982

200	Arizona State University Nanotechnology LLC Lease Revenue Refunding Bonds, Arizona State University Project, Series 2006, 5.000%, 3/01/34 – AGC Insured	3/19 at 100.00	AA–	221,388

250	Cottonwood, Arizona, Water Revenue Bonds, Series 2006, 5.000%, 7/01/17 – SYNCORA GTY Insured	7/16 at 100.00	A	277,600

6,630	Gila County Unified School District 10 Payson, Arizona, General Obligation Bonds, Project of 2006, Series 2007A, 5.250%, 7/01/22 – AMBAC Insured	7/17 at 100.00	Aa3	7,711,287

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$500	Gilbert, Arizona, Public Facilities Municipal Property Corporation, Revenue Bonds, Series 2009, 5.500%, 7/01/27	7/19 at 100.00	AA	$579,745

3,430	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42	12/17 at 100.00	BBB+	3,548,747

595	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/31	5/22 at 100.00	A–	659,462

750	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2004B, 5.250%, 8/01/26	8/14 at 100.00	A1	798,045

750	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006-1, 4.500%, 8/01/25 – NPFG Insured	8/16 at 100.00	AA–	818,393

500	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2004A, 5.375%, 7/01/23	7/14 at 100.00	A	531,420

225	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (4)	277,315

750	Northern Arizona University, System Revenue Bonds, Series 2012, 5.000%, 6/01/36	6/21 at 100.00	A+	835,410

310	Peoria Municipal Development Authority, Arizona, Revenue Bonds, Series 2006, 5.000%, 7/01/15	No Opt. Call	AA+	345,111

465	Peoria, Arizona, Improvement District 601, Improvement Bonds, Series 2007, 4.250%, 1/01/22	1/18 at 101.00	AA	515,820

4,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/31	7/20 at 100.00	A+	4,554,400

1,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 4.875%, 9/01/22	No Opt. Call	BB+	1,003,810

1,000	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.400%, 7/01/47	7/21 at 100.00	BBB	1,087,730

	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B:
1,650	0.000%, 7/01/31 – FGIC Insured	No Opt. Call	AA	2,007,720
6,000	0.000%, 7/01/39 – FGIC Insured	No Opt. Call	AA	7,222,800

825	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.000%, 6/01/40	6/19 at 100.00	BBB–	855,311

730	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C, 5.000%, 7/01/27 – FGIC Insured	7/17 at 100.00	Aa2	824,243

270	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C, 5.000%, 7/01/27 (Pre-refunded 7/01/17) – FGIC Insured	7/17 at 100.00	Aa2 (4)	323,417

3,705	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/41	7/21 at 100.00	A	4,165,272

1,000	Pinal County Unified School District 1 Florence, Arizona, General Obligation Bonds, Series 2007A, 5.000%, 7/01/27 – FGIC Insured	7/17 at 100.00	A	1,129,100

300	Queen Creek, Arizona, Improvement District 1 Improvement Bonds, Series 2006, 5.000%, 1/01/20	1/13 at 100.00	A3	301,536

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
1,500	5.250%, 12/01/19	No Opt. Call	A–	1,732,485
1,000	5.250%, 12/01/28	No Opt. Call	A–	1,181,510
10,250	5.000%, 12/01/37	No Opt. Call	A–	11,879,135

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/22	9/18 at 100.00	A2	1,090,710

500	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Series 2005C, 0.000%, 7/01/21 – AMBAC Insured	7/17 at 100.00	AAA	531,510

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$4,300	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Series 2008A, 5.000%, 7/01/21	7/18 at 100.00	AAA	$5,162,451

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
2,390	6.000%, 12/01/27	12/21 at 100.00	N/R	2,630,458
430	6.000%, 12/01/32	12/21 at 100.00	N/R	464,976
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,195,579

415	Tempe Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2004A, 5.375%, 12/01/13 (ETM)	No Opt. Call	N/R (4)	429,318

250	Tucson, Arizona, General Obligation Refunding Bonds, Series 1998, 5.500%, 7/01/18	No Opt. Call	Aa2	308,718

450	University Medical Center Corporation, Arizona, Hospital Revenue Bonds, Refunding Series 2004, 5.000%, 7/01/24	7/14 at 100.00	BBB+	460,778

155	University Medical Center Corporation, Arizona, Hospital Revenue Bonds, Series 2005, 5.000%, 7/01/16	7/15 at 100.00	BBB+	166,501

1,000	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39	7/21 at 100.00	BBB+	1,164,710

957	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	918,691

	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2003A:
375	5.250%, 8/01/21 – RAAI Insured	8/13 at 100.00	BBB+	387,184
100	6.000%, 8/01/33	8/13 at 100.00	BBB+	103,512

400	Yavapai County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003A-1, 4.900%, 3/01/28 (Alternative Minimum Tax)	3/16 at 101.00	BBB	421,924

365	Yuma, Arizona, Improvement District 68 Improvement Bonds, Series 2006, 4.700%, 1/01/21	1/17 at 101.00	A+	388,882
82,520	Total Arizona			92,634,910
	Arkansas – 0.2%

	Benton County Public Facilities Board, Arkansas, Charter School Lease Revenue Bonds, BCCSO Project, Series 2010A:
500	5.750%, 6/01/30	6/20 at 100.00	BBB	560,725
1,000	6.000%, 6/01/40	6/20 at 100.00	BBB	1,137,730

500	Conway Health Facilities Board, Arkansas, Hospital Revenue Bond, Conway Regional Medical Center, Improvement Series 2012, 4.100%, 8/01/27	8/22 at 100.00	BBB+	515,850

2,000	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B, 5.000%, 11/01/26 – NPFG Insured	11/14 at 100.00	Aa2	2,151,600
4,000	Total Arkansas			4,365,905
	California – 11.5%

2,400	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	1,803,384

1,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985, 17.344%, 4/01/34 (IF)	4/18 at 100.00	AA	1,544,600

	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
10	5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	10,967
55	5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	Aa1 (4)	60,316
935	5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	1,025,377

2,000	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2008AE, 5.000%, 12/01/21	6/18 at 100.00	AAA	2,436,520

1,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/30	11/15 at 100.00	A2	1,052,420

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,065	California Educational Facilities Authority, Revenue Bonds, Woodbury University, Series 2006, 5.000%, 1/01/36	1/15 at 100.00	Baa3	$1,077,343

1,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27	11/15 at 100.00	AAA	1,085,800

4,285	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	4,523,417

2,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51	8/22 at 100.00	AA	2,216,120

5,100	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	5,837,817

3,470	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	3,836,467

14,500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005C, 5.125%, 11/01/23 (Alternative Minimum Tax)	11/15 at 101.00	BBB	15,816,310

5,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2002B, 5.000%, 3/01/27 – AMBAC Insured	11/12 at 100.00	A2	5,006,750

1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2011D, 5.000%, 12/01/20	No Opt. Call	A2	1,212,560

1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A2	1,155,210

2,250	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	Aa2	2,481,030

4,500	California State, General Obligation Bonds, Series 2004, 5.000%, 6/01/31 – AMBAC Insured	12/14 at 100.00	A1	4,742,775

700	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 19.775%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA-	1,136,660

8,475	California State, General Obligation Bonds, Various Purpose Series 2008, 5.000%, 4/01/38	4/18 at 100.00	A1	9,336,399

1,400	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 3/01/30	3/20 at 100.00	A1	1,629,446

1,725	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 5.750%, 10/01/25	10/19 at 100.00	BBB+	1,888,323

845	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008E, 5.500%, 7/01/31	7/17 at 100.00	A	941,186

2,000	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	2,047,800

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
825	5.250%, 7/01/30	7/15 at 100.00	BBB	859,172
5,300	5.250%, 7/01/35	7/15 at 100.00	BBB	5,503,096
2,000	5.000%, 7/01/39	7/15 at 100.00	BBB	2,051,280

1,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	1,129,380

1,050	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007B, 5.450%, 7/01/26 – FGIC Insured	7/18 at 100.00	AA–	1,195,478

1,050	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007C, 5.450%, 7/01/26 – FGIC Insured	7/18 at 100.00	AA–	1,195,478

675	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 18.142%, 11/15/46 (IF)	11/16 at 100.00	AA–	926,478

500	Chino Hill, California, Community Facilities District 10 Special Tax Bonds, Series 2010, 5.000%, 9/01/30 – AGM Insured	9/20 at 100.00	AA–	553,680

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Chino Public Financing Authority, California, Revenue Refunding Bonds, Series 2012:
$1,775	4.000%, 9/01/20	No Opt. Call	N/R	$1,806,009
1,650	4.000%, 9/01/21	No Opt. Call	N/R	1,668,315
1,065	5.000%, 9/01/23	9/22 at 100.00	N/R	1,145,439
1,110	5.000%, 9/01/24	9/22 at 100.00	N/R	1,188,266
785	5.000%, 9/01/25	9/22 at 100.00	N/R	837,728
780	5.000%, 9/01/34	9/22 at 100.00	N/R	801,918

5,050	Contra Costa Home Mortgage Finance Authority, California, Home Mortgage Revenue Bonds, Series 1984, 0.000%, 9/01/17 – NPFG Insured (ETM)	No Opt. Call	Aaa	3,692,257

1,575	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.144%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA–	2,276,127

400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	489,428

1,960	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007, 5.250%, 9/01/37	9/15 at 102.00	N/R	1,582,014

510	Etiwanda School District, California, Coyote Canyon Community Facilities District 2004-1 Improvement Area 2 Special Tax Bonds, Series 2009, 6.500%, 9/01/32	9/19 at 100.00	N/R	559,649

1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A	1,469,028

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
6,000	5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2	6,133,080
1,300	5.000%, 6/01/35 – AGC Insured	6/15 at 100.00	AA	1,336,543

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
6,710	4.500%, 6/01/27	6/17 at 100.00	BB–	6,005,383
3,480	5.000%, 6/01/33	6/17 at 100.00	BB–	2,983,508
8,740	5.750%, 6/01/47	6/17 at 100.00	BB–	7,830,428

1,525	Hayward Redevelopment Agency, California, Downtown Redevelopment Project Tax Allocation Bonds, Series 2006, 5.000%, 3/01/36 – SYNCORA GTY Insured	3/16 at 100.00	A–	1,543,788

1,000	Jurupa Public Financing Authority, California, Superior Lien Revenue Bonds, Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA–	1,088,720

1,980	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	Aa2	1,299,811

1,500	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	1,759,290

6,000	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/24 – AGM Insured	12/14 at 100.00	AA–	6,417,660

5,025	Los Angeles County Sanitation Districts Financing Authority, California, Capital Projects Revenue Bonds, District 14, Series 2005, 5.000%, 10/01/26 – FGIC Insured	10/15 at 100.00	AA–	5,551,570

1,000	Los Angeles Department of Harbors, California, Revenue Bonds, Series 2009B, 5.250%, 8/01/39	8/19 at 100.00	AA	1,152,680

500	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	595,065

3,000	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A+	3,242,070

1,000	Manteca Financing Authority, California, Sewer Revenue Bonds, Series 2009, 5.750%, 12/01/36	12/19 at 100.00	AAA	1,144,430

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$500	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2006C, 5.000%, 7/01/29	7/16 at 100.00	AAA	$567,565

1,000	Modesto Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/26	7/21 at 100.00	A+	1,172,420

	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A:
2,700	7.000%, 11/01/34	No Opt. Call	A	3,933,144
2,500	6.500%, 11/01/39	No Opt. Call	A	3,504,100

13,750	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – NPFG Insured (ETM)	2/13 at 100.00	BBB (4)	16,400,038

10,000	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.250%, 2/01/27 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	AAA	10,378,400

4,700	Oxnard, California, Financing Authority, Wastewater Revenue Bonds, Redwood Trunk Sewer and Headworks Projects, Series 2004A, 5.250%, 6/01/34 – FGIC Insured	6/14 at 100.00	BBB	4,833,903

1,385	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25	4/13 at 102.00	BB	1,417,977

1,740	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.350%, 9/01/30	9/15 at 101.00	N/R	1,774,121

3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Baa3	3,432,780

1,710	Perris Public Financing Authority, California, Tax Allocation Revenue Bonds, Housing Loan Series 2010A, 6.125%, 10/01/40	10/20 at 100.00	A	1,947,587

3,775	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2009A, 0.000%, 8/01/23	No Opt. Call	Aa2	2,551,862

5,000	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2011A, 0.000%, 8/01/41	No Opt. Call	Aa2	1,215,250

2,035	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	A	2,111,496

15,000	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/41 – AGM Insured	8/36 at 100.00	AA–	9,610,650

4,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	4,543,480

1,000	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2008, 7.250%, 9/01/38	9/17 at 100.00	N/R	1,033,190

1,250	Riverside Unified School District Finance Authority, Riverside County, California, Revenue Bonds Series 2012A, 5.000%, 9/01/37	9/22 at 100.00	A–	1,345,988

2,500	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 – FGIC Insured	12/15 at 100.00	AA	2,804,125

2,000	Sacramento Municipal Utility District Financing Authority, California, Consumnes Power Plant Project Revenue Bonds, Series 2006, 5.125%, 7/01/29 – NPFG Insured	7/16 at 100.00	A3	2,131,760

925	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	931,475

1,000	San Bernardino County Redevelopment Agency, California, Cedar Glen Disaster Recovery Project Area Tax Allocation Bonds, Series 2010, 5.750%, 9/01/30	9/18 at 100.00	BBB	1,026,280

10,000	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2004A, 5.000%, 5/01/30 – AGM Insured	5/15 at 100.00	AA+	10,571,100

1,660	San Diego Redevelopment Agency, California, City Heights Redevelopment Project Tax Allocation Bonds, Series 2010A, 5.625%, 9/01/40	9/20 at 100.00	A–	1,772,432

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,500	San Diego Unified Port District, California, Revenue Bonds, Series 2004B, 5.000%, 9/01/29 – NPFG Insured	9/14 at 100.00	A+	$1,557,840

10,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election 2008 Series 2012E, 0.000%, 7/01/34	No Opt. Call	Aa2	3,563,900

6,880	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Governmental Purpose, Refunding Second Series 2012A, 5.000%, 5/01/29 (Alternative Minimum Tax)	5/22 at 100.00	A+	7,854,277

2,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series A of 2009, 4.900%, 5/01/29	11/19 at 100.00	A+	2,288,960

670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	779,579

2,105	San Francisco Unified School District, California, General Obligation Bonds, Series 2007A, 3.000%, 6/15/24 – AGM Insured	6/17 at 100.00	Aa2	2,162,424

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
8,390	0.000%, 1/15/24 – NPFG Insured	No Opt. Call	BBB	4,782,216
51,000	0.000%, 1/15/31 – NPFG Insured	No Opt. Call	BBB	19,818,090

8,400	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB	8,040,564

3,450	San Jose Unified School District, Santa Clara County, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/26 – FGIC Insured	8/15 at 100.00	AA	3,791,205

440	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31	2/21 at 100.00	A	539,757

2,050	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38	12/19 at 100.00	AA–	2,293,868

4,000	Southern California Public Power Authority, Transmission Project Revenue Bonds, Southern Transmission Subordinate Lien Refunding Series 2008A, 5.000%, 7/01/20	7/18 at 100.00	AA–	4,741,040

500	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 6.750%, 8/01/31	8/21 at 100.00	A	609,930

	Tustin Community Redevelopment Agency, California, MCAS Project Area Tax Allocation Bonds, Series 2010:
425	5.000%, 9/01/29	9/18 at 102.00	A	460,709
500	5.000%, 9/01/35	9/18 at 102.00	A	531,070

920	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010, 5.000%, 9/01/30 – AGM Insured	9/20 at 100.00	AA–	1,024,126

2,120	Upland, California, Special Tax Bonds, Community Facilities District 2003-2 Improvement Area 1 The Colonies at San Antonio, Series 2012, 4.000%, 9/01/26	9/22 at 100.00	BBB	2,095,493

205	Val Verde Unified School District, Riverside County, California, Certificates of Participation, Series 2009A, 5.125%, 3/01/36 – AGC Insured	3/19 at 100.00	AA–	222,372

1,000	Ventura County Area Housing Authority, California, Multifamily Revenue Bonds, Mira Vista Senior Apartments Project, Series 2006A, 5.000%, 12/01/22 – AMBAC Insured (Alternative Minimum Tax)	12/16 at 100.00	N/R	989,820

5,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured	8/26 at 100.00	AA–	3,798,450

2,000	Walnut Energy Center Authority, California, Electric Revenue Bonds, Turlock Irrigation District, Series 2004A, 5.000%, 1/01/34 – AMBAC Insured	1/14 at 100.00	A+	2,043,240

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$5,000	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Election 2010 Series 2011A, 5.000%, 8/01/41	8/21 at 100.00	Aa3	$5,487,700

485	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 1999F, 6.100%, 9/01/29	3/13 at 100.00	N/R	486,989

1,500	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refunding Series 2009, 5.250%, 8/01/35 – AGM Insured	8/19 at 100.00	AA–	1,645,650

	Westminster School District, Orange County, California, General Obligation Bonds, Series 2009-A1:
2,485	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA–	1,383,499
1,405	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA–	695,475
2,920	0.000%, 8/01/29 – AGC Insured	No Opt. Call	AA–	1,337,740
367,400	Total California			328,956,349
	Colorado – 3.5%

1,000	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	792,170

	Baptist Road Rural Transportation Authority, Colorado, Sales and Use Tax Revenue Bonds, Series 2007:
635	4.800%, 12/01/17	No Opt. Call	N/R	614,890
905	5.000%, 12/01/26	12/17 at 100.00	N/R	709,565

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005:
1,245	5.125%, 9/15/25 – SYNCORA GTY Insured	9/15 at 100.00	A	1,301,648
2,140	5.250%, 9/15/32 – SYNCORA GTY Insured	9/15 at 100.00	A	2,213,274

2,065	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	N/R	2,024,381

1,025	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Crown Pointe Academy of Westminster Project, Chartered Through Adams County School District 50, Series 2009, 5.000%, 7/15/39	7/19 at 100.00	A	1,073,339

2,500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.125%, 12/01/39	12/19 at 100.00	A	2,652,125

960	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	1,005,696

3,000	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.500%, 5/15/30 – AGM Insured	5/19 at 100.00	AA–	3,382,470

	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, Boulder Community Hospital Project, Series 2012:
710	4.000%, 10/01/27	10/22 at 100.00	A	731,520
500	5.000%, 10/01/32	10/22 at 100.00	A	557,265

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/29	8/19 at 100.00	N/R	1,691,940

600	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Communities Project, Series 2012, 5.125%, 1/01/30	1/22 at 100.00	N/R	618,234

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012:
1,295	5.625%, 6/01/22	No Opt. Call	N/R	1,363,739
1,370	7.000%, 6/01/42	6/22 at 100.00	N/R	1,472,791
1,375	7.125%, 6/01/47	6/22 at 100.00	N/R	1,486,609

11,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012A, 5.000%, 12/01/33	12/22 at 100.00	BBB+	12,070,975

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,425	Colorado Health Facilities Authority, Colorado, Revenue Bonds, National Jewish Medical and Research Center, Series 2012, 5.000%, 1/01/25	1/22 at 100.00	BBB	$1,547,621

100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005B, 5.250%, 3/01/36 – AGM Insured	9/18 at 102.00	AA–	110,315

3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Refunding Composite Deal Series 2010B, 5.250%, 1/01/25	1/20 at 100.00	AA	3,471,000

1,100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Longterm Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40	11/20 at 100.00	BBB–	1,241,680

1,150	Colorado Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2002B, 6.125%, 12/01/33	12/12 at 101.00	BBB+	1,165,767

2,000	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29	6/16 at 100.00	A–	2,085,140

2,610	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/36	6/16 at 100.00	A–	2,808,491

1,590	Colorado Housing and Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2004, 5.700%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	BBB	1,840,648

	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A:
540	5.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	543,985
395	5.600%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	380,456

1,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 – RAAI Insured	12/22 at 100.00	N/R	1,028,630

1,995	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40	12/20 at 100.00	BBB	2,196,555

700	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/17	No Opt. Call	N/R	687,134

1,730	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/21	11/20 at 100.00	A+	2,098,317

1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/21	No Opt. Call	A+	1,235,110

11,555	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/24 – NPFG Insured	No Opt. Call	BBB	6,674,630

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
20	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	BBB	8,631
325	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	BBB	132,272
15,000	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	BBB	5,741,100

9,890	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	BBB	4,784,980

1,095	El Paso County, Colorado, GNMA Collateralized Mortgage Revenue Bonds, Stetson Meadows Project, Series 2002A, 5.100%, 12/20/22 (Alternative Minimum Tax)	12/12 at 100.00	Aaa	1,097,847

2,145	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	2,321,491

775	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	825,561

2,025	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.375%, 12/01/37 – AGC Insured	12/19 at 100.00	AA–	2,375,588

700	Pinery West Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	709,051

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
$1,515	6.250%, 11/15/28	No Opt. Call	A	$1,889,493
2,925	6.500%, 11/15/38	No Opt. Call	A	3,904,670

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,025	5.250%, 7/15/24	7/20 at 100.00	Baa3	1,166,091
4,265	6.000%, 1/15/41	7/20 at 100.00	Baa3	4,952,859

1,320	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, General Obligation Bonds, Refunding Series 2012, 4.000%, 12/01/33	12/22 at 100.00	BBB	1,323,775

815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	862,629

20	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/26 – FGIC Insured	6/15 at 100.00	Aa2	21,957

1,370	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/26 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (4)	1,531,729

1,175	Willow Trace Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Refunding Series 2006A, 4.450%, 12/01/35 – CIFG Insured	12/15 at 100.00	AA–	1,197,501
112,620	Total Colorado			99,725,335
	Connecticut – 0.8%

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G, 5.625%, 7/01/41	7/21 at 100.00	BBB	1,126,940

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-2, Trust 1080, 17.624%, 7/01/15 (IF) (5)	No Opt. Call	AAA	1,586,040

11,000	Connecticut State, General Obligation Bonds, Refunding Series 2012E, 5.000%, 9/15/25	9/22 at 100.00	AA	13,548,150

2,125	Connecticut, Special Tax Obligation Transportation Infrastructure Bonds, Series 2004A, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA	2,367,760

957	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22	4/20 at 100.00	N/R	1,096,023

1,800	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41	4/21 at 100.00	N/R	1,928,520
17,882	Total Connecticut			21,653,433
	Delaware – 0.3%

1,000	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	1,078,410

5,000	Delaware Transportation Authority, Transportation System Revenue Bonds, Senior Lien Series 2008, 5.000%, 7/01/19	No Opt. Call	AA+	6,241,000

1,605	Wilmington, Delaware, Replacement Housing Factor Fund Securitization Revenue Bonds, Wilmington Housing Authority-Lincoln Towers Project, Series 2011, 5.750%, 7/15/16	11/12 at 100.00	N/R	1,605,770
7,605	Total Delaware			8,925,180
	District of Columbia – 0.2%

4,365	District of Columbia, Certificates of Participation, Series 2003, 5.500%, 1/01/18 – AMBAC Insured	1/14 at 100.00	A+	4,593,508

1,000	District of Columbia, Revenue Bonds, Friendship Public Charter School Inc., Series 2006, 5.000%, 6/01/26 – ACA Insured	6/16 at 100.00	BBB	1,029,340
5,365	Total District of Columbia			5,622,848
	Florida – 8.0%

1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB	1,377,738

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,000	Boynton Beach, Florida, Revenue Bonds, Charter Schools of Boynton Beach, Series 2012A, 6.800%, 6/01/42 – NPFG Insured	6/22 at 100.00	BBB–	$1,026,520

530	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	464,063

	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2005:
500	5.000%, 4/01/34	4/16 at 100.00	A–	522,380
750	5.000%, 4/01/36	4/16 at 100.00	A–	782,100

855	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2009B, 7.000%, 4/01/39	4/19 at 100.00	A–	1,064,826

8,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA–	9,033,040

1,055	Century Gardens Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007, 5.050%, 5/01/37	5/17 at 100.00	N/R	1,047,668

1,025	Cityplace Community Development District, Florida, Special Assessment and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	A	1,170,519

1,000	Clearwater, Florida, Water and Sewer Revenue Bonds, Series 2009A, 5.250%, 12/01/39 – AGC Insured	12/19 at 100.00	AA–	1,145,000

3,080	Collier County, Florida, Gas Tax Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/20	No Opt. Call	AA–	3,692,828

1,410	Colonial Country Club Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2003, 6.400%, 5/01/33	5/13 at 101.00	A	1,459,068

1,355	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34	5/13 at 101.00	N/R	1,373,171

1,000	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2008, 7.500%, 5/01/15 (6)	No Opt. Call	N/R	910,360

4,710	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/19	No Opt. Call	A+	5,469,582

5,000	Florida Department of Environmental Protection, Florida Forever Revenue Bonds, Refunding Series 2012A, 5.000%, 7/01/23	7/22 at 100.00	AA–	6,098,550

2,885	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.750%, 6/15/42	12/21 at 101.00	N/R	3,281,716

1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2010A, 6.000%, 9/15/30	9/20 at 100.00	BBB	1,101,230

1,555	Florida Development Finance Corporation, Revenue Bonds, Learning Gate Community Charter School Project, Series 2007A, 6.000%, 2/15/37	2/17 at 100.00	BBB–	1,605,149

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A:
6,800	5.000%, 4/01/27	4/22 at 100.00	BBB+	7,548,680
5,730	5.000%, 4/01/32	4/22 at 100.00	BBB+	6,206,163

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Rollins College Project, Series 2012A:
1,210	5.000%, 12/01/30	12/22 at 100.00	A1	1,404,907
1,000	5.000%, 12/01/31	12/22 at 100.00	A1	1,157,330
1,400	5.000%, 12/01/32	12/22 at 100.00	A1	1,607,228
3,000	5.000%, 12/01/37	12/22 at 100.00	A1	3,383,550

735	Florida Housing Finance Agency, Housing Revenue Bonds, Brittany of Rosemont Apartments Phase II, Series 1995C-1, 6.875%, 8/01/26 – AMBAC Insured (Alternative Minimum Tax)	2/13 at 100.00	N/R	736,051

1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Stoddert Arms Apartments, Series 1996O, 6.300%, 9/01/36 – AMBAC Insured (Alternative Minimum Tax)	3/13 at 100.00	N/R	1,000,880

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$3,930	Florida Housing Finance Corporation, Housing Revenue Bonds, Sundance Pointe Apartments, Series 2000N-1, 6.050%, 2/01/41 – AGM Insured (Alternative Minimum Tax)	2/13 at 100.00	AA+	$3,935,895

3,510	Florida Housing Finance Corporation, Revenue Bonds, Wyndham Place Apartments, Series 2000W-1, 5.850%, 1/01/41 – AGM Insured (Alternative Minimum Tax)	1/13 at 100.00	AA–	3,514,809

400	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14	No Opt. Call	AAA	419,384

335	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14 (ETM)	6/13 at 100.00	Aaa	376,667

10,000	Florida State Board of Education, Lottery Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/22	7/21 at 100.00	AAA	12,344,600

400	Florida, Full Faith and Credit General Obligation Bonds, Broward County Expressway Authority, Series 1984, 10.000%, 7/01/14 (ETM)	No Opt. Call	Aaa	443,160

	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:
2,250	5.250%, 6/01/26	6/16 at 100.00	A–	2,396,678
375	5.000%, 6/01/38	6/16 at 100.00	A–	386,445

1,900	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	BBB	2,296,986

2,000	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2003B, 5.250%, 10/01/28	10/13 at 100.00	A3	2,030,980

7,640	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Refunding Series 2012A, 5.000%, 10/01/29	10/22 at 100.00	A1	8,888,682

6,000	Jacksonville Port Authority, Florida, Revenue Bonds, Refunding Series 2012, 5.000%, 11/01/38 (Alternative Minimum Tax)	11/22 at 100.00	A2	6,498,240

1,005	JEA, Florida, Electric System Revenue Bonds, Series Three 2006A, 5.000%, 10/01/41 – AGM Insured	4/15 at 100.00	Aa2	1,080,084

1,500	JEA, Florida, Electric System Subordinated Revenue Bonds, Series 2009B, 5.000%, 10/01/34	10/21 at 100.00	Aa3	1,719,885

965	Keys Cove Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35	5/15 at 101.00	N/R	1,012,854

975	Lake County School District, Florida, Sales Tax Revenue Bonds, Series 2004, 5.000%, 10/01/15 – AMBAC Insured	10/14 at 100.00	A+	1,048,886

1,050	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2004A, 6.100%, 5/01/23	5/14 at 101.00	N/R	1,074,360

1,000	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	6/17 at 100.00	BB	1,013,440

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
875	5.500%, 6/15/32	6/22 at 100.00	BB	901,303
1,375	5.750%, 6/15/42	6/22 at 100.00	BB	1,415,851

1,635	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/17	7/13 at 100.00	BBB+	1,658,969

2,305	Leesburg, Florida, Utilities Revenue Bonds, Series 2004, 5.000%, 10/01/22 – FGIC Insured	10/14 at 100.00	Aa3	2,486,542

705	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 6.125%, 5/01/34	5/14 at 101.00	A–	736,133

1,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	12/12 at 100.00	BB+	1,003,980

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,000	Miami Beach Health Facilities Authority, Florida, Hospital Revenue Bonds, Mount Sinai Medical Center of Florida Project, Refunding 2012, 5.000%, 11/15/29	11/22 at 100.00	Baa2	$2,206,800

3,760	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, BAC Funding Corporation, Series 2000A, 5.375%, 10/01/30 – AMBAC Insured	4/13 at 100.00	Aa3	3,772,972

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002:
2,500	5.750%, 10/01/20 – FGIC Insured (Alternative Minimum Tax)	11/12 at 100.00	A	2,507,600
3,500	5.250%, 10/01/22 – FGIC Insured (Alternative Minimum Tax)	11/12 at 100.00	A	3,507,875
6,350	5.375%, 10/01/27 – FGIC Insured (Alternative Minimum Tax)	11/12 at 100.00	A	6,361,684

7,020	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2004A, 5.000%, 10/01/30 – FGIC Insured (Alternative Minimum Tax)	10/14 at 100.00	A	7,185,181

1,540	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/35	10/20 at 100.00	A	1,764,455

2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008A, 5.500%, 10/01/27 – AGC Insured (Alternative Minimum Tax)	10/18 at 100.00	AA–	2,234,120

10,000	Miami-Dade County, Florida, General Obligation Bonds, Series 2005, 5.000%, 7/01/33 – AGM Insured	7/15 at 100.00	Aa2	10,822,500

1,040	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2009, 5.625%, 6/01/34 – AGC Insured (UB) (5)	6/19 at 100.00	AA–	1,155,034

7,400	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2012, 5.000%, 7/01/37	7/22 at 100.00	AA	8,391,008

1,000	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	1,001,570

3,445	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	3,487,236

	Orange County Health Facilities Authority, Florida, Revenue Bonds, Mayflower Retirement Center, Refunding Series 2012:
550	4.500%, 6/01/27	6/21 at 100.00	A–	562,606
450	5.000%, 6/01/32	6/21 at 100.00	A–	470,588
750	5.000%, 6/01/36	6/21 at 100.00	A–	778,860
750	5.125%, 6/01/42	6/21 at 100.00	A–	786,578

	Orange County Health Facilities Authority, Florida, Revenue Bonds, Nemours Foundation, Series 2005:
295	5.000%, 1/01/21 (Pre-refunded 1/01/15)	1/15 at 100.00	N/R (4)	323,267
275	5.000%, 1/01/22 (Pre-refunded 1/01/15)	1/15 at 100.00	N/R (4)	301,351

2,510	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Tender Option Bond Trust 1071, 16.934%, 10/01/42 (IF) (5)	4/22 at 100.00	A	3,334,836

145	Orange County, Florida, Sales Tax Revenue Bonds, Series 1989, 6.125%, 1/01/19 – FGIC Insured (ETM)	1/13 at 100.00	N/R (4)	182,670

1,000	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A, 5.125%, 1/01/23 (Pre-refunded 1/01/13) – FGIC Insured	1/13 at 100.00	AA+ (4)	1,008,170

500	Orlando Utilities Commission, Florida, Utility System Revenue Bonds, Series 2009A-1, 5.250%, 10/01/39	4/19 at 100.00	AA	588,560

	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001:
20	5.500%, 12/01/21	12/12 at 100.00	BBB–	20,043
1,000	5.625%, 12/01/31	12/12 at 100.00	BBB–	1,001,410

2,000	Palm Beach County Health Facilities Authority, Florida, Retirement Community Revenue Bonds, Adult Communities Total Services Retirement Life, Series 2006A, 4.500%, 11/15/36	11/16 at 100.00	A–	2,016,500

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$625	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Affordable Housing Guarantee Program, Windsor Park Apartments, Series 1998A, 5.900%, 6/01/38 (Alternative Minimum Tax)	12/12 at 100.00	A–	$625,600

2,415	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007, 5.000%, 8/01/18 – FGIC Insured	8/17 at 100.00	AA–	2,841,731

1,500	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Series 2002B, 0.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AA+	1,450,530

1,000	Palm Coast, Florida, Water Utility System Revenue Bonds, Series 2003, 5.000%, 10/01/33 – NPFG Insured	10/13 at 100.00	A1	1,014,970

1,915	Panther Trails Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.600%, 5/01/36	5/15 at 100.00	A1	1,937,214

2,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	BBB	2,082,540

650	Reedy Creek Improvement District, Florida, Utility Revenue Bonds, Series 2005-1, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	A1	686,439

2,870	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.250%, 10/01/27	10/17 at 100.00	BBB–	3,047,653

	St. John’s County Industrial Development Authority, Florida, First Mortgage Revenue Bonds, Presbyterian Retirement Communities, Series 2004A:
1,130	5.850%, 8/01/24	8/14 at 101.00	A–	1,189,608
1,565	5.625%, 8/01/34	8/14 at 101.00	A–	1,622,342

965	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38	5/18 at 100.00	N/R	1,014,119

535	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.000%, 10/01/28 – AMBAC Insured	10/18 at 100.00	AA–	591,223

1,000	Tallahassee, Florida, Consolidated Utility System Revenue Bonds, Series 2005, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	AA+	1,123,830

2,820	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/29 – NPFG Insured	10/15 at 100.00	AA	3,073,151

2,095	Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial Healthcare Inc., Series 2000, 6.375%, 12/01/30	12/12 at 100.00	Baa1	2,102,689

165	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	118,399

290	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	167,060

210	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	88,992

170	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	2

475	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (6)	5/17 at 100.00	N/R	5

25	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	13,392

215	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007A-1. RMKT, 5.250%, 5/01/39 (6)	5/17 at 100.00	N/R	115,461

	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1:
95	5.250%, 5/01/39	5/17 at 100.00	N/R	91,682
305	6.650%, 5/01/40	5/17 at 100.00	N/R	299,836

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$3,070	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	BB	$3,022,876

705	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	320,260

615	University Square Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A-1, 5.875%, 5/01/38	5/17 at 100.00	N/R	630,227

250	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1, 6.125%, 5/01/42	5/22 at 100.00	N/R	250,570

	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2:
500	5.000%, 5/01/23	5/22 at 100.00	N/R	499,920
1,500	5.500%, 5/01/34	5/22 at 100.00	N/R	1,504,395

2,000	Village Center Community Development District, Florida, Recreational Revenue Bonds, Series 2003A, 5.000%, 11/01/32 – NPFG Insured	11/13 at 101.00	BBB	2,017,780

485	Waters Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/36	5/15 at 101.00	N/R	481,780

	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003:
560	6.000%, 5/01/23	5/13 at 101.00	N/R	563,562
3,750	6.125%, 5/01/35	5/13 at 101.00	N/R	3,765,150
212,235	Total Florida			228,483,572
	Georgia – 3.1%

2,000	Atlanta and Fulton County Recreation Authority, Georgia, Guaranteed Revenue Bonds, Park Improvement, Series 2005A, 5.000%, 12/01/30 – NPFG Insured	12/15 at 100.00	Aa2	2,189,520

745	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	884,181

1,905	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 6.750%, 1/01/20	1/19 at 100.00	A2	2,220,678

385	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	7/15 at 100.00	A–	419,273

500	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B, 5.400%, 1/01/20	7/15 at 100.00	A–	544,325

495	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	BBB–	503,722

7,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA–	8,021,300

1,000	Augusta, Georgia, Airport Revenue Bonds, General Series 2005C, 5.450%, 1/01/31 (Alternative Minimum Tax)	1/15 at 100.00	Baa2	996,720

4,955	Cobb County Development Authority, Georgia, University Facilities Revenue Bonds, Kennesaw State University Foundations, Student Housing Subordinate Lien Series 2004C, 5.250%, 7/15/24 – NPFG Insured	7/14 at 100.00	A3	5,266,372

4,000	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB	4,771,920

1,330	Dekalb County Housing Authority, Georgia, Subordinate Multifamily Housing Revenue Bonds, Greens of Stonecrest Project, 2001B Pass-Through Certificate Series 2001-8, 5.900%, 11/01/34 (Mandatory put 11/01/18) (Alternative Minimum Tax)	1/13 at 100.00	N/R	1,330,705

3,300	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put 3/01/15) (Alternative Minimum Tax)	9/15 at 100.00	BBB	3,372,666

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$10,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2011, 5.750%, 10/01/41	4/21 at 100.00	A+	$11,615,900

	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004:
1,250	5.250%, 5/01/21 – NPFG Insured	5/14 at 100.00	Aa3	1,323,725
2,490	5.250%, 5/01/23 – NPFG Insured	5/14 at 100.00	Aa3	2,643,011
2,440	5.000%, 5/01/36 – NPFG Insured	5/14 at 100.00	Aa3	2,537,283

	Fulton County Residential Care Facilities Elderly Authority, Georgia, Revenue Bonds, Canterbury Court, Refunding Series 2004A:
1,500	6.125%, 2/15/26	2/14 at 101.00	N/R	1,539,390
4,080	6.125%, 2/15/34	2/14 at 101.00	N/R	4,171,800

5,000	Georgia Local Governments, Certificates of Participation, Georgia Municipal Association, Series 1998A, 4.750%, 6/01/28 – NPFG Insured	No Opt. Call	BBB	5,158,600

1,100	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993BB, 5.250%, 1/01/25 – NPFG Insured	No Opt. Call	A1	1,288,034

10,000	Georgia State, General Obligation Bonds, Series 2012A, 5.000%, 7/01/21	No Opt. Call	AAA	12,857,700

1,000	Lavonia Hospital Authority, Georgia, Revenue Anticipation Certificates, Ty Cobb Regional Medical Center , Series 2010, 6.000%, 12/01/40 – AGM Insured	12/20 at 100.00	AA–	1,161,290

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A:
900	5.000%, 3/15/22	No Opt. Call	A+	1,056,600
1,000	5.500%, 9/15/28	No Opt. Call	A	1,189,820

2,250	Oconee County Industrial Development Authority, Georgia, Revenue Bonds, University of Georgia Office of Information and Instructional Technology, Series 2003, 5.250%, 7/01/23 (Pre-refunded 7/01/13) – SYNCORA GTY Insured	7/13 at 100.00	Aa3 (4)	2,324,183

1,590	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.250%, 10/01/27	10/21 at 100.00	Baa2	1,818,531

1,000	Richmond County Development Authority, Georgia, Revenue Bonds, Augusta State University, Jaguar Student Center Project, Series 2005A, 5.000%, 7/01/29 – SYNCORA GTY Insured	7/15 at 100.00	A2	1,040,290

1,000	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Atlantic State University, Windward Commons LLC Project, Series 2009, 5.000%, 6/15/39 – AGC Insured	6/19 at 100.00	AA–	1,091,950

5,500	The Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2010, 5.000%, 8/01/41	8/20 at 100.00	AA–	5,937,250
79,715	Total Georgia			89,276,739
	Guam – 0.2%

1,020	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	1,147,990

2,000	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A, 6.625%, 12/01/30	12/20 at 100.00	B	2,191,840

880	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	930,090
3,900	Total Guam			4,269,920
	Hawaii – 0.2%

2,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Kahala Nui Project, Series 2003A, 8.000%, 11/15/33 (Pre-refunded 11/15/13)	11/13 at 102.00	AA+ (4)	2,199,600

	Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue Bonds, 15 Craigside Project, Series 2009A:
1,000	8.750%, 11/15/29	11/19 at 100.00	N/R	1,207,910

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Hawaii (continued)

$1,250	9.000%, 11/15/44	11/19 at 100.00	N/R	$1,510,575
4,250	Total Hawaii			4,918,085
	Idaho – 0.2%

	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B:
1,000	6.000%, 12/01/23	12/18 at 100.00	AA	1,193,870
760	6.250%, 12/01/33	12/18 at 100.00	AA	911,111

	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
1,000	5.000%, 7/15/23 – NPFG Insured	7/16 at 100.00	Aa2	1,131,240
1,065	5.000%, 7/15/24 – NPFG Insured	7/16 at 100.00	Aa2	1,204,771

25	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2009BI, 5.500%, 7/01/38	7/19 at 100.00	AAA	25,096

	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mitigation Series 2012A:
900	4.600%, 9/01/28	9/22 at 100.00	Baa1	944,919
595	5.000%, 9/01/32	9/22 at 100.00	Baa1	651,823
5,345	Total Idaho			6,062,830
	Illinois – 8.0%

2,000	Bensenville, Illinois, General Obligation Bonds, Series 2011A, 5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA–	2,238,280

1,000	Bryant, Illinois, Pollution Control Revenue Refunding Bonds, Central Illinois Light Company, Series 1993, 5.900%, 8/01/23	11/12 at 100.00	A3	1,001,910

979	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	989,407

3,335	CenterPoint Intermodal Center Program, Illinois, Trust Series 2004 Class A Certificates, 5.950%, 6/15/23	12/12 at 100.00	N/R	3,337,868

	Champaign, Illinois, General Obligation Sales Tax Bonds, Public Safety Series 1999:
1,140	8.250%, 1/01/21 – FGIC Insured	No Opt. Call	BBB	1,656,648
1,275	8.250%, 1/01/22 – FGIC Insured	No Opt. Call	BBB	1,851,326

2,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Revenues, Series 2008C, 5.000%, 12/01/20	12/18 at 100.00	A+	2,303,280

3,335	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Tender Option Bonds Trust 1130, 13.330%, 6/01/14 (IF)	No Opt. Call	AAA	4,740,369

2,000	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	2,296,260

4,235	Chicago, Illinois, FNMA/GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 2007-2G, 5.950%, 6/01/39 (Alternative Minimum Tax)	6/17 at 104.00	Aaa	4,592,138

2,000	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A, 5.000%, 1/01/33 – AMBAC Insured	7/13 at 100.00	AA+	2,022,340

1,000	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1996A, 5.500%, 1/01/29 – NPFG Insured	1/13 at 100.00	A	1,003,330

2,875	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A2	3,218,045

20,000	Chicago, Illinois, Water Revenue Bonds, Refunding Second Lien Series 2012-2, 4.000%, 11/01/37	11/22 at 100.00	AA	20,641,400

310	Cicero, Cook County, Illinois, General Obligation Corporate Purpose Bonds, Series 1994A, 6.400%, 12/01/14 – NPFG Insured	12/12 at 100.00	BBB	311,159

Community College District 523, Counties of DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago, and Boone, Illinois, General Obligation Bonds, Kishwaukee Community College, Capital Appreciation, Series 2011B:

1,000	0.000%, 2/01/35	2/21 at 38.17	AA	274,050

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$750	0.000%, 2/01/36	2/21 at 35.47	AA	$190,748

4,440	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	5,051,965

2,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B2	2,081,300

2,500	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	2,679,425

5,000	Illinois Development Finance Authority, Pollution Control Revenue Refunding Bonds – CIPS Debt, Series 1993C-2, 5.950%, 8/15/26	11/12 at 100.00	Baa2	5,004,400

1,375	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31	5/17 at 100.00	BBB–	1,448,288

	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010:
900	6.125%, 5/15/27	5/15 at 100.00	BBB–	939,114
2,000	6.125%, 5/15/27	5/20 at 100.00	BBB–	2,233,000

1,500	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/36	12/16 at 100.00	BBB+	1,541,145

1,000	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 7.125%, 10/01/41	10/21 at 100.00	BBB–	1,166,440

500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A, 7.750%, 5/15/30	5/20 at 100.00	N/R	588,735

1,000	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Temps 65 Series 2010D-2, 6.375%, 5/15/17	11/12 at 100.00	N/R	1,001,210

1,215	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	1,349,586

1,000	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A+	1,080,410

4,050	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa3	4,442,931

1,250	Illinois Finance Authority, Revenue Bonds, Little Company of Mary Hospital and Health Care Centers, Series 2010, 5.375%, 8/15/40	8/15 at 105.00	A+	1,356,600

2,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	AA+	2,342,600

2,580	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	3,001,340

500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	550,215

1,500	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	1,648,275

2,900	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	3,768,173

3,680	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/30	11/18 at 100.00	A2	4,643,166

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C:
1,265	6.625%, 11/01/39	5/19 at 100.00	A2	1,562,326
1,665	6.625%, 11/01/39 (UB) (5)	5/19 at 100.00	A2	2,056,342

6,255	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	6,859,421

9,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB+	10,742,670

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$925	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA–	$1,039,349

4,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41	8/21 at 100.00	AA–	4,812,840

1,400	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26	8/20 at 100.00	AA–	1,588,874

1,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	1,710,090

6,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	Aa1	6,706,020

2,350	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.875%, 2/15/26	2/16 at 100.00	N/R	2,443,342

3,485	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	3,722,816

3,925	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	4,131,848

1,000	Illinois Finance Authority, Water Facilities Revenue Bonds, American Water Capital Corp., Project, Series 2009, 5.250%, 10/01/39	10/19 at 100.00	BBB+	1,064,590

4,000	Illinois Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2002A, 5.500%, 12/01/22 – RAAI Insured	12/12 at 100.00	BBB+	4,012,800

	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002:
4,040	5.500%, 1/01/22	1/13 at 100.00	BBB+	4,069,250
1,000	5.625%, 1/01/28	1/13 at 100.00	BBB+	1,006,890

255	Illinois Housing Development Authority, Housing Finance Bonds, Series 2006K, 4.600%, 7/01/23	7/16 at 100.00	AA	263,410

4,000	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized- Lifelink Developments, Series 2006, 4.850%, 4/20/41 (Alternative Minimum Tax) (UB) (5)	4/16 at 100.00	AA+	4,133,280

	Illinois State, General Obligation Bonds, Series 2012A:
5,500	5.000%, 3/01/25	3/22 at 100.00	A	6,165,775
5,000	4.000%, 1/01/26	1/22 at 100.00	A	5,152,800
4,000	5.000%, 3/01/26	3/22 at 100.00	A	4,459,520
500	5.000%, 3/01/27	3/22 at 100.00	A	554,420

5,000	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 5.000%, 6/15/28	6/21 at 100.00	AAA	5,822,750

960	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	651,542

3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/30 – ACA Insured	1/16 at 100.00	CCC	1,949,010

1,630	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B, 5.250%, 1/01/36	1/16 at 100.00	CCC	836,043

1,260	Markham, Illinois, Alternative Source Revenue Bonds, Series 2005A, 5.250%, 4/01/23 – RAAI Insured	4/15 at 100.00	N/R	1,274,175

2,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2012A, 5.000%, 6/15/42 – NPFG Insured (Alternative Minimum Tax)	6/22 at 100.00	AAA	2,801,850

13,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	2,510,560

10,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AAA	3,313,200

Nuveen Investments	47

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	AA–	$5,852,954

845	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 4.750%, 10/01/29	10/22 at 100.00	Baa1	914,053

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
3,890	5.250%, 6/01/21	No Opt. Call	A	4,591,445
3,000	6.250%, 6/01/24	6/16 at 100.00	A–	3,364,380

4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AA	5,896,117

5,780	Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.000%, 12/01/41 – AGM Insured	12/14 at 100.00	Aaa	6,186,334

1,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	3/17 at 102.00	N/R	1,068,020

1,645	Warren Township School District 121, Lake County, Gurnee, Illinois, General Obligation Bonds, Series 2004C, 5.500%, 3/01/22 (Pre-refunded 3/01/14) – AMBAC Insured	3/14 at 101.00	AA+ (4)	1,775,860
229,174	Total Illinois			227,653,842
	Indiana – 2.6%

425	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/32	4/14 at 100.00	BB+	330,404

	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006:
1,000	5.125%, 8/01/29	8/16 at 100.00	Baa2	1,060,890
500	5.250%, 8/01/36	8/16 at 100.00	Baa2	529,480

1,235	Hendricks County Building Facilities Corporation, Indiana, First Mortgage Revenue Bonds, Series 2004, 5.500%, 7/15/24 (Pre-refunded 7/15/14)	7/14 at 100.00	AA+ (4)	1,344,211

	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A:
3,185	5.250%, 10/15/18	No Opt. Call	A2	3,770,976
5,215	5.250%, 10/15/20	No Opt. Call	A2	6,172,005

	Indiana Finance Authority, Educational Facilities Refunding Revenue Bonds, Butler University Project, Series 2012B:
1,420	5.000%, 2/01/30	2/22 at 100.00	BBB+	1,546,565
2,260	5.000%, 2/01/33	2/22 at 100.00	BBB+	2,434,065

1,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BB+	1,518,132

1,000	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.125%, 3/01/30	3/20 at 100.00	A–	1,081,070

3,325	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health Services, Series 2010, 5.000%, 8/15/20	No Opt. Call	BBB+	3,686,926

3,000	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project, Series 2012A, 5.000%, 7/01/36	7/21 at 100.00	A+	3,225,690

9,000	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/32 – AGM Insured	6/22 at 100.00	BBB–	9,681,390

7,200	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	7,994,664

2,830	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A–	3,059,739

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$4,030	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	$4,353,972

780	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1992A, 6.800%, 12/01/16	No Opt. Call	AA+	869,762

3,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA–	3,981,740

3,000	Jasper County, Indiana Pollution Control (Northern Indiana Public Service) Commercial Paper, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	BBB	3,397,260

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,530	5.000%, 4/01/26	4/22 at 100.00	A3	1,697,810
1,400	5.000%, 4/01/27	4/22 at 100.00	A3	1,542,744
1,560	5.000%, 4/01/29	4/22 at 100.00	A3	1,713,847

	Portage, Indiana, Economic Development Revenue Bonds, Ameriplex Project, Series 2006:
1,000	5.000%, 7/15/23	7/16 at 100.00	A	1,051,650
775	5.000%, 1/15/27	7/16 at 100.00	A	805,737

5,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011, 8.000%, 9/01/41	9/21 at 100.00	N/R	6,084,050
65,570	Total Indiana			72,934,779
	Iowa – 0.9%

2,275	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/36	6/20 at 100.00	A2	2,481,206

500	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2008A, 5.250%, 8/15/29 – AGC Insured	8/19 at 100.00	Aa3	570,425

1,490	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	1,588,459

5,865	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB–	5,993,268

1,000	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Central College, Refunding Series 2012A, 4.500%, 10/01/31	10/21 at 100.00	Baa3	1,041,730

7,500	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Central College, Refunding Series 2012B, 5.000%, 10/01/38	10/21 at 100.00	Baa3	7,953,600

5,000	Iowa Student Loan Liquidity Corporation Student Loan Revenue Bonds, Senior Lien Series 2011A-2, 5.750%, 12/01/28 (Alternative Minimum Tax)	12/19 at 102.00	A	5,663,550

1,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A1	1,090,410

145	Muscatine, Iowa, Electric Revenue Bonds, Series 1979, 6.700%, 1/01/13 (ETM)	No Opt. Call	AAA	146,470
24,775	Total Iowa			26,529,118
	Kansas – 2.4%

	Kansas Department of Transportation, Highway Revenue Bonds, Refunding Series 2012B:
12,500	5.000%, 9/01/19	No Opt. Call	AAA	15,730,500
10,000	5.000%, 9/01/21	No Opt. Call	AAA	12,864,300

500	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004B, 5.000%, 9/01/22	9/18 at 100.00	AAA	598,620

4,500	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/29	11/19 at 100.00	AA	5,275,980

2,750	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2012A, 4.000%, 11/15/37	5/22 at 100.00	AA	2,819,108

Nuveen Investments	49

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas (continued)

$2,500	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2011F, 5.250%, 11/15/30	11/19 at 100.00	A2	$2,778,225

6,000	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40 (UB) (5)	1/20 at 100.00	AA	6,559,860

3,135	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2005H, 5.000%, 5/01/32 – NPFG Insured	5/15 at 100.00	AA	3,357,272

	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A:
1,650	5.000%, 12/01/25	12/22 at 100.00	Baa1	1,825,742
3,475	5.000%, 12/01/27	12/22 at 100.00	Baa1	3,848,215
1,000	5.000%, 12/01/31	12/20 at 100.00	Baa1	1,078,840

3,065	Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2, 5.000%, 9/01/26 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 101.00	AA– (4)	3,359,301

2,000	Olathe, Kansas, Senior Living Facility Revenue Bonds, Catholic Care Campus Santa Marta, Series 2006A, 6.000%, 11/15/38	11/16 at 100.00	N/R	2,048,800

2,815	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	2,890,132

1,200	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	1,342,176

2,980	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B - Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB	1,999,044

1,270	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding Series 2012A, 5.000%, 9/01/28	9/22 at 100.00	A+	1,498,498
61,340	Total Kansas			69,874,613
	Kentucky – 0.9%

	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A:
2,500	5.750%, 6/01/25	6/20 at 100.00	BBB+	2,903,700
2,000	6.000%, 6/01/30	6/20 at 100.00	BBB+	2,363,280

1,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	AA–	1,730,490

2,840	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Tender Option Bond Trust 1068, 16.883%, 8/15/42 (IF) (5)	8/21 at 100.00	AA–	3,861,832

1,995	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997, 5.875%, 10/01/22	4/13 at 100.00	BB	1,996,616

3,520	Louisville and Jefferson County Metro Government, Kentucky, Health System Revenue Bonds, Norton Healthcare Inc, Series 2006, 5.250%, 10/01/36	10/16 at 100.00	A–	3,757,494

1,405	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37 (Pre-refunded 2/01/18)	2/18 at 100.00	Aaa	1,786,963

1,000	Paducah, Kentucky, Electric Board Revenue Bonds, Series 2009A, 5.250%, 10/01/35 – AGC Insured	4/19 at 100.00	Aa3	1,114,050

5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	A3	6,001,750
21,760	Total Kentucky			25,516,175
	Louisiana – 1.6%

3,020	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/22 – NPFG Insured	11/14 at 100.00	A+	3,256,436

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	$1,181,490

3,605	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/21 – AMBAC Insured	6/16 at 100.00	A–	3,998,630

1,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB–	1,127,370

2,525	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Baton Rouge Community College Facilities Corporation, Series 2002, 5.375%, 12/01/21 (Pre-refunded 12/01/12) – NPFG Insured	12/12 at 100.00	BBB (4)	2,535,958

5,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (6)	12/17 at 100.00	N/R	2,283,000

2,000	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	A+	2,337,620

1,365	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Series 2008B, 5.750%, 7/01/18 – AGC Insured	No Opt. Call	AA–	1,471,907

2,685	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/31	8/15 at 100.00	A+	2,789,473

2,600	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	BBB	2,733,146

1,500	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38	5/17 at 100.00	Baa1	1,569,180

10,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	10,934,000

1,920	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	2,114,150

3,000	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB	3,232,350

4,135	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	11/12 at 100.00	A–	4,238,292
45,355	Total Louisiana			45,803,002
	Maine – 0.6%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011:
2,000	6.750%, 7/01/36	7/21 at 100.00	Baa3	2,431,240
10,390	6.750%, 7/01/41	7/21 at 100.00	Baa3	12,527,950

1,665	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,834,530
14,055	Total Maine			16,793,720
	Maryland – 0.3%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
1,050	5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	BB+	1,079,421
1,750	5.250%, 9/01/28 – SYNCORA GTY Insured	9/16 at 100.00	BB+	1,797,180

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 5.750%, 7/01/30	7/20 at 100.00	BBB	1,073,620

4,000	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2003A, 5.000%, 4/01/21 (Pre-refunded 4/01/13)	4/13 at 100.00	AA+ (4)	4,079,680
7,800	Total Maryland			8,029,901

Nuveen Investments	51

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts – 1.4%

$275	Massachusetts Development Finance Agency, Education Facility Revenue Bonds, Academy of the Pacific Rim Project, Series 2006A, 5.125%, 6/01/31 – ACA Insured	6/16 at 100.00	N/R	$276,551

2,850	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.750%, 10/15/37	10/17 at 100.00	N/R	3,007,662

1,000	Massachusetts Development Finance Agency, Senior Living Facility Revenue Bonds, The Groves in Lincoln Issue, Series 2009A, 7.875%, 6/01/44	6/19 at 100.00	N/R	522,710

260	Massachusetts Development Finance Agency, Senior Living Facility Revenue Bonds, The Groves in Lincoln Issue, Series 2009B-2, 6.250%, 6/01/14	11/12 at 100.00	N/R	180,050

2,000	Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment, M/SRBC Project, Series 2002A, 5.125%, 2/01/34 – NPFG Insured	11/12 at 100.00	BBB	2,002,000

830	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 5.500%, 1/01/23	1/20 at 100.00	AA	907,671

6,665	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Bond Trust 3627, 13.406%, 7/01/29 (IF)	7/19 at 100.00	AA	8,841,056

4,700	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.250%, 1/15/28 (6)	1/18 at 100.00	N/R	24,064

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/25 – RAAI Insured	8/15 at 100.00	N/R	506,060

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Umass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	7/15 at 100.00	A–	1,026,660

4,550	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	5,083,533

3,000	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)	12/12 at 100.00	A–	3,014,640

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
1,260	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	11/12 at 100.00	N/R	1,260,441
700	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/13 at 100.00	N/R	688,793

8,000	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	8,452,560

2,335	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option Bond Trust 2989, 13.074%, 8/01/38 (IF)	8/19 at 100.00	AAA	3,589,525
39,925	Total Massachusetts			39,383,976
	Michigan – 2.8%

12,130	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	A+	8,500,947

8,575	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/29 – NPFG Insured	5/15 at 100.00	Aa2	9,237,419

2,755	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2003B, 5.000%, 5/01/20 (Pre-refunded 5/01/13) – FGIC Insured	5/13 at 100.00	Aa2 (4)	2,820,707

3,710	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A+	4,027,428

1,250	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.000%, 11/01/30	11/20 at 100.00	AA	1,389,525

2,995	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/16 – SYNCORA GTY Insured	4/13 at 100.00	B	2,909,313

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$5,595	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	$5,757,031

800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, W.A. Foote Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 – AGM Insured	6/20 at 100.00	AA–	904,016

7,665	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2003A, 5.000%, 5/15/26 – AGM Insured	5/18 at 100.00	AA–	8,485,155

3,040	Kalkaska County Hospital Authority, Michigan, Hospital Revenue Bonds, Series 2007, 5.375%, 5/01/17	No Opt. Call	A–	3,357,984

500	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health System, Series 2008A, 5.500%, 1/15/47 (Mandatory put 1/15/15)	No Opt. Call	AA	550,235

	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011:
765	6.000%, 10/01/21	No Opt. Call	BBB–	834,401
435	7.000%, 10/01/31	10/21 at 100.00	BBB–	498,301
1,000	7.000%, 10/01/36	10/21 at 100.00	BBB–	1,130,890

1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 6.125%, 5/01/21	5/18 at 100.00	BBB–	1,061,400

2,000	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group, Refunding Series 2012, 5.000%, 11/01/32	11/22 at 100.00	A	2,234,300

1,550	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA	1,673,892

1,250	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB	1,283,100

1,395	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	1,402,421

	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-I-A:
750	5.375%, 10/15/41	10/21 at 100.00	Aa3	867,600
2,000	5.500%, 10/15/45	10/21 at 100.00	Aa3	2,322,740

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
500	5.625%, 11/15/29	11/19 at 100.00	A1	582,925
1,480	5.750%, 11/15/39	11/19 at 100.00	A1	1,707,580

1,635	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA	1,822,093

370	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	Aa2 (4)	434,850

6,010	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.000%, 9/01/29	9/18 at 100.00	A1	7,713,655

5,455	Wayne County, Michigan, Airport Revenue Bonds, Detroit Metropolitan Airport, Series 2002D, 5.500%, 12/01/16 – FGIC Insured (Alternative Minimum Tax)	12/12 at 100.00	A2	5,475,729
76,610	Total Michigan			78,985,637
	Minnesota – 1.3%

1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/20 at 100.00	BBB–	1,041,730

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R	1,069,940

Nuveen Investments	53

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$5,000	Lakeville Independent School District 194, Dakota County, Minnesota, General Obligation Bonds, Refunding Series 2012D, 5.000%, 2/01/20 (WI/DD, Settling 11/06/12)	No Opt. Call	Aa2	$6,249,250

	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A:
3,000	6.375%, 11/15/23	11/18 at 100.00	A	3,629,280
3,000	6.625%, 11/15/28	11/18 at 100.00	A	3,621,390

3,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	3,260,520

95	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2000A, 6.375%, 11/15/29	11/12 at 100.00	A	95,213

2,995	Monticello-Big Lake Community Hospital District, Minnesota, Gross Revenue Health Care Facilities Bonds, Series 2003C, 6.200%, 12/01/22	12/12 at 100.00	N/R	3,000,451

1,000	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Series 2004, 5.250%, 9/01/34	9/14 at 100.00	A–	1,020,850

	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005:
4,500	6.000%, 11/15/25	11/15 at 100.00	BBB–	4,773,555
4,000	6.000%, 11/15/30	11/15 at 100.00	BBB–	4,225,520
2,000	6.000%, 11/15/35	11/15 at 100.00	BBB–	2,101,080

375	Tobacco Securitization Authority, Minnesota, Tobacco Settlement Revenue Bonds, Tax-Exempt Series 2011B, 5.250%, 3/01/31	3/22 at 100.00	A–	418,463

2,240	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A, 6.000%, 5/01/47	5/19 at 102.00	N/R	2,371,331
33,205	Total Minnesota			36,878,573
	Mississippi – 0.2%

975	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, Roberts Hotel of Jackson, LLC Project, Series 2010, 8.500%, 2/01/30 (6)	2/21 at 102.00	N/R	195,283

1,000	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/13 at 100.00	BBB	1,003,000

5,000	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA–	5,905,100
6,975	Total Mississippi			7,103,383
	Missouri – 1.5%

7,600	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B, 5.000%, 10/01/23 – AGM Insured	10/13 at 100.00	AA–	7,879,300

3,185	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Metro East Transit District of St. Clair County, Illinois, Metrolink Extension Project Refunding Revenue Bonds, Series 2006, 5.250%, 7/01/27 – AGM Insured	No Opt. Call	AA–	4,067,277

2,540	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.500%, 2/01/35	2/14 at 100.00	BBB+	2,583,815

2,470	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	2,755,236

1,250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 6.000%, 2/01/41	2/21 at 100.00	BBB+	1,413,325

4,455	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Tender Option Bond Trust 3604, 13.740%, 5/15/17 (IF)	No Opt. Call	AAA	7,098,642

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2010A:
$5,000	0.000%, 7/15/31 – AGC Insured	No Opt. Call	AA–	$2,141,400
7,000	0.000%, 7/15/32 – AGC Insured	No Opt. Call	AA–	2,843,120
6,250	0.000%, 7/15/33 – AGC Insured	No Opt. Call	AA–	2,362,125
7,000	0.000%, 7/15/34 – AGC Insured	No Opt. Call	AA–	2,524,130
6,000	0.000%, 7/15/35 – AGC Insured	No Opt. Call	AA–	2,043,240
2,000	0.000%, 7/15/36 – AGC Insured	No Opt. Call	AA–	645,780

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2012A:
1,000	4.250%, 7/01/27 – FGIC Insured (Alternative Minimum Tax)	7/22 at 100.00	A–	1,017,500
1,610	5.000%, 7/01/28 – FGIC Insured (Alternative Minimum Tax)	7/22 at 100.00	A–	1,742,648

1,783	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	3/13 at 100.00	N/R	1,700,679

1,437	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	11/12 at 100.00	N/R	1,059,126
60,580	Total Missouri			43,877,343
	Montana – 0.3%

2,500	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2006, 4.650%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A2	2,752,025

	Montana Board of Housing, Single Family Homeownership Bonds, Series 2012A-1:
3,750	3.400%, 12/01/27	6/22 at 100.00	Aa3	3,845,738
750	3.600%, 12/01/30	6/22 at 100.00	Aa3	766,050

2,500	Montana Facilities Finance Authority, Revenue Bonds, Saint John’s Lutheran Ministries Project, Series 2006A, 6.125%, 5/15/36	5/16 at 100.00	N/R	2,585,050
9,500	Total Montana			9,948,863
	Nebraska – 0.5%

6,000	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	6,416,280

1,320	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/32	4/22 at 100.00	A	1,546,367

1,700	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2010A, 5.700%, 9/01/31 (UB) (5)	9/20 at 100.00	AA+	1,849,685

2,750	Nebraska Public Power District, General Revenue Bonds, Series 2008B, 5.000%, 1/01/20	1/18 at 100.00	A1	3,223,000

1,000	Omaha, Nebraska, General Obligation Bonds, Refunding Series 2011, 4.125%, 11/15/31	11/21 at 100.00	AAA	1,118,290
12,770	Total Nebraska			14,153,622
	Nevada – 0.6%

80	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Senior Lien Series 2006A, 4.750%, 9/01/36 – FGIC Insured (Alternative Minimum Tax)	9/16 at 100.00	A–	82,654

2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	A+	2,243,120

2,000	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/25 – FGIC Insured	7/14 at 100.00	A+	2,123,980

2,100	Henderson Redevelopment Agency, Nevada, Senior Lien Tax Allocation Bonds, Series 2002A, 5.250%, 10/01/25 – AMBAC Insured	10/13 at 100.00	BBB+	2,113,398

	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A:
2,000	7.500%, 6/15/23	6/19 at 100.00	BBB–	2,281,200
1,500	8.000%, 6/15/30	6/19 at 100.00	BBB–	1,717,275

Nuveen Investments	55

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

$2,500	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	AA+	$2,834,350

143	Nevada State Las Vegas Monorail Company, Nevada, Series 2012A, 5.500%, 6/30/19 (7)	No Opt. Call	N/R	102,743

43	Nevada State Las Vegas Monorail Company, Nevada, Series 2012B, 3.000%, 6/30/55 (7)	No Opt. Call	N/R	17,738

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
1,105	6.500%, 9/01/20	9/18 at 100.00	N/R	1,176,383
1,900	6.750%, 9/01/27	9/18 at 100.00	N/R	1,975,677

410	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/32	7/21 at 100.00	AA	463,300
15,781	Total Nevada			17,131,818
	New Hampshire – 0.6%

3,500	New Hampshire Business Finance Authority, Pollution Control Revenue Refunding Bonds, Public Service Company of New Hampshire, Series 2001C, 5.450%, 5/01/21 – NPFG Insured	5/13 at 100.00	A–	3,550,435

3,500	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2002, 5.200%, 5/01/27 (Alternative Minimum Tax)	5/16 at 101.00	BBB	3,790,430

1,250	New Hampshire Health and Education Facilities Authority, Healthcare System Revenue Bonds, Covenant Health Systems Obligated Group Issue, Series 2004, 5.375%, 7/01/24	7/14 at 100.00	A	1,290,950

800	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Speare Memorial Hospital, Series 2004, 5.875%, 7/01/34	7/15 at 100.00	BBB–	832,088

3,305	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Tender Option Bond Trust 09-7W, 14.367%, 6/01/39 (IF) (5)	6/19 at 100.00	AA+	5,264,931

955	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Refunding Series 2003B, 5.600%, 10/01/22	10/13 at 100.00	Baa1	1,028,363
13,310	Total New Hampshire			15,757,197
	New Jersey – 2.0%

1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	Aa3	1,786,150

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,775	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	1,887,766
1,775	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	1,887,766

1,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.125%, 9/15/23 (Alternative Minimum Tax)	3/13 at 100.00	B	1,021,690

1,650	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Pre-refunded N/A) (Alternative Minimum Tax)	3/13 at 100.00	B (4)	1,695,062

835	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31	6/20 at 100.00	Baa3	943,725

	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B:
2,010	6.250%, 12/01/18	No Opt. Call	A–	2,447,698
600	7.500%, 12/01/32	6/19 at 100.00	A–	756,714

1,335	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.767%, 6/01/30 (IF) (5)	6/19 at 100.00	AA	2,052,269

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A:
$2,150	5.250%, 12/15/20	No Opt. Call	A+	$2,695,391
7,000	5.500%, 12/15/23	No Opt. Call	A+	8,987,790

	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A:
6,500	5.000%, 1/01/19 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	A+ (4)	6,708,390
4,000	5.000%, 1/01/23 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	AA– (4)	4,125,240

	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A:
3,000	5.000%, 1/01/21 – AGM Insured	1/15 at 100.00	AA–	3,216,630
3,315	5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA–	3,507,005
3,150	5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA–	3,965,126

1,000	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 5.750%, 12/01/30 – AGC Insured	12/19 at 100.00	Aa3	1,187,260

3,470	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A, 5.000%, 6/01/23	6/22 at 100.00	A	4,165,839

2,000	Passaic Valley Water Commission, New Jersey, Water System Revenue Bonds, Series 2003, 5.000%, 12/15/19 – AGM Insured	No Opt. Call	AA–	2,457,640

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
805	4.625%, 6/01/26	6/17 at 100.00	B1	770,868
2,000	4.750%, 6/01/34	6/17 at 100.00	B2	1,734,380
50,705	Total New Jersey			58,000,399
	New Mexico – 0.5%

4,790	Clayton, New Mexico, Appropriation Debt, Jail Project, Series 2006, 4.650%, 11/01/29 – CIFG Insured	11/16 at 100.00	BBB+	4,859,982

3,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida Llena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	BBB	3,263,760

955	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.500%, 10/01/18	No Opt. Call	N/R	1,041,246

4,230	University of New Mexico, FHA-Insured Mortgage Hospital Revenue Bonds, Series 2004, 5.000%, 7/01/23 – AGM Insured	7/14 at 100.00	AA–	4,498,732
12,975	Total New Mexico			13,663,720
	New York – 4.5%

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30	1/20 at 100.00	BBB–	1,290,564
7,745	6.375%, 7/15/43	1/20 at 100.00	BBB–	9,082,329

1,880	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	BBB	2,032,449

4,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 – AGM Insured	7/20 at 100.00	AA–	5,675,209

10,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/24	3/21 at 100.00	AAA	12,183,900

1,665	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	1,831,267

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 3518:
2,000	13.201%, 2/15/33 (IF)	2/19 at 100.00	AAA	3,012,200
2,335	13.189%, 2/15/33 (IF)	2/19 at 100.00	AAA	3,515,669

400	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	473,056

Nuveen Investments	57

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$4,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	$4,208,279

4,000	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	4,775,760

3,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 6.000%, 5/01/33	5/19 at 100.00	A	3,625,320

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A:
1,000	5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA–	1,127,880
1,980	5.000%, 5/01/38	5/21 at 100.00	A	2,222,253

4,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/30	11/15 at 100.00	A	5,029,824

9,190	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2012D, 4.000%, 11/15/32	11/22 at 100.00	A	9,747,925

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
3,000	5.750%, 10/01/37	10/17 at 100.00	N/R	1,355,430
1,000	5.875%, 10/01/46	10/17 at 102.00	N/R	451,750

1,000	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB–	1,022,470

715	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA–	877,748

1,500	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/12 at 100.00	BB	1,500,060

1,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484, 17.913%, 6/15/33 (IF)	6/19 at 100.00	AA+	1,565,040

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 – FGIC Insured	4/15 at 100.00	AA	5,461,850

5	New York City, New York, General Obligation Bonds, Series 1991B, 7.000%, 2/01/18 – AMBAC Insured	11/12 at 100.00	AA	5,028

	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011:
1,665	5.000%, 11/15/31	11/21 at 100.00	A+	1,946,302
11,560	5.000%, 11/15/44	11/21 at 100.00	A+	12,747,559

10,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Series 2012D, 5.000%, 6/15/22	No Opt. Call	AAA	12,831,700

1,035	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/24 – AMBAC Insured	10/15 at 100.00	AA	1,156,820

2,125	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.500%, 1/01/19	No Opt. Call	AA–	2,642,948

	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1:
2,655	5.000%, 3/15/24 (Pre-refunded 3/15/14) – FGIC Insured	3/14 at 100.00	AAA	2,827,973
1,515	5.000%, 3/15/25 (Pre-refunded 3/15/14) – FGIC Insured	3/14 at 100.00	AAA	1,613,702
1,000	5.000%, 3/15/26 (Pre-refunded 3/15/14) – FGIC Insured	3/14 at 100.00	AAA	1,065,150

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	930,190

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$5,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 7.000%, 12/01/12 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	BBB	$5,014,200

1,170	Suffolk County Economic Development Corporation, New York, Revenue Refunding Bonds, Peconic Landing At Southold, Inc. Project, Series 2010, 5.875%, 12/01/30	12/20 at 100.00	BBB–	1,327,552

560	Tobacco Settlement Financing Corporation, New York, Asset-Backed Revenue Bonds, State Contingency Contract Secured, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA–	674,414

1,400	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010B, 5.000%, 9/01/20	No Opt. Call	A–	1,706,264
113,605	Total New York			128,558,034
	North Carolina – 0.7%

2,000	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008, 6.750%, 8/01/24	8/18 at 100.00	N/R	1,971,100

1,780	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 13.591%, 7/01/38 (IF) (5)	7/20 at 100.00	AAA	2,626,977

3,880	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007A, 4.625%, 3/01/27	3/17 at 100.00	BBB	3,978,979

	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2008, Tender Option Bonds Trust 3248:
1,920	26.932%, 10/01/21 (IF)	10/16 at 100.00	AA+	4,334,995
585	27.148%, 10/01/34 (IF)	10/15 at 100.00	AA+	1,219,257

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C, 6.750%, 1/01/24	1/19 at 100.00	A–	1,259,360

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – FGIC Insured	No Opt. Call	Baa1	1,296,990

1,580	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Presbyterian Homes, Series 2006B, 5.200%, 10/01/21	10/16 at 100.00	N/R	1,647,466

2,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA–	2,309,280
15,745	Total North Carolina			20,644,404
	North Dakota – 0.8%

2,585	Burleigh County, North Dakota, Health Care Revenue Refunding Bonds, St. Alexius Medical Center Project, Series 2012A, 5.000%, 7/01/38	7/22 at 100.00	A–	2,789,344

2,365	Cass County, North Dakota, Health Care Facilities Revenue Bonds, Essential Health Obligated Group, Series 2008D, 5.000%, 2/15/40 – AGC Insured	2/18 at 100.00	AA–	2,531,733

2,100	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 4.000%, 12/01/27	12/21 at 100.00	A–	2,167,179

	West Fargo, North Dakota, General Obligation Bonds, Refunding & Improvement Series 2008A:
550	4.000%, 5/01/17 (Pre-refunded 5/01/13) – AGC Insured	5/13 at 100.00	Aa3 (4)	560,456
540	4.000%, 5/01/18 (Pre-refunded 5/01/13) – AGC Insured	5/13 at 100.00	Aa3 (4)	550,265

15,000	Williston Parks and Recreation District, North Dakota, Sales Tax & Gross Revenue Bonds, Series 2012A, 4.000%, 3/01/32	3/21 at 100.00	A	15,411,750
23,140	Total North Dakota			24,010,727
	Ohio – 3.0%

2,435	American Municipal Power Ohio Inc., Genoa Village, Electric System Improvement Revenue Bonds, Series 2004, 5.250%, 2/15/24 – AGC Insured	2/14 at 100.00	AA–	2,514,259

Nuveen Investments	59

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$1,130	5.125%, 6/01/24	6/17 at 100.00	B	$987,281
1,420	5.875%, 6/01/30	6/17 at 100.00	B+	1,232,645
3,990	5.750%, 6/01/34	6/17 at 100.00	BB	3,376,099
4,145	5.875%, 6/01/47	6/17 at 100.00	BB	3,559,187

	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
3,000	5.250%, 11/01/29	11/20 at 100.00	BBB+	3,329,760
2,000	5.750%, 11/01/40	11/20 at 100.00	BBB+	2,292,860

1,000	Cleveland Municipal School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/23 – AGM Insured	6/14 at 100.00	AA	1,071,610

1,000	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A, 5.000%, 1/01/31	1/22 at 100.00	A–	1,116,300

5,000	Columbus, Ohio, General Obligation Bonds, Series 2012A, 5.000%, 2/15/26	8/22 at 100.00	AAA	6,253,700

2,500	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/23 – AMBAC Insured	6/14 at 100.00	BBB+	2,590,850

3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	3,411,184

4,420	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Tender Option Bond Trust 4152, 17.625%, 5/01/20 (IF) (5)	No Opt. Call	Aa2	6,492,980

8,505	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	8,781,838

3,250	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.625%, 8/15/29	8/18 at 100.00	A3	3,594,338

700	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB	763,112

5,765	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	7,000,497

2,240	Marysville Exempt Village School District, Union County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA–	2,480,262

1,000	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/26	5/16 at 100.00	A2	1,067,540

1,500	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	1,651,725

3,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–	3,936,765

2,270	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	2,727,541

1,540	Ohio State, Higher Educational Facility Revenue Bonds, Baldwin-Wallace College Project, Series 2004, 5.250%, 12/01/19	6/14 at 100.00	A–	1,634,648

2,640	Ross Local School District, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/28 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	Aa2 (4)	2,776,910

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
2,370	5.000%, 12/01/17	No Opt. Call	N/R	2,522,818
1,250	5.000%, 12/01/22	No Opt. Call	N/R	1,310,500
3,000	5.750%, 12/01/32	12/22 at 100.00	N/R	3,178,800
2,000	6.000%, 12/01/42	12/22 at 100.00	N/R	2,142,060

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aaa	$3,187,830
79,610	Total Ohio			86,985,899
	Oklahoma – 0.1%

1,730	Durant Community Facilities Authority, Bryan County, Oklahoma, Sales Tax Revenue Bonds, Series 2004, 5.750%, 11/01/24 (Pre-refunded 11/01/14) – SYNCORA GTY Insured	11/14 at 100.00	A+ (4)	1,914,107
	Oregon – 0.6%

1,400	Oregon Department of Administrative Services, Certificates of Participation, Series 2009A, 5.250%, 5/01/39	5/19 at 100.00	AA	1,559,838

1,000	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A, 5.150%, 7/01/42 (Alternative Minimum Tax)	1/20 at 100.00	Aaa	1,063,300

2,500	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2004A, 5.000%, 11/15/21 (Pre-refunded 11/15/14)	11/14 at 100.00	AAA	2,738,375

1,140	Oregon State Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.125%, 9/01/30	9/20 at 100.00	BB+	1,243,786

7,155	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2010-20C, 5.000%, 7/01/27 (Alternative Minimum Tax)	7/20 at 100.00	AA–	8,130,942

835	Portland, Oregon, River District Urban Renewal and Redevelopment Bonds, Series 2012C, 5.000%, 6/15/30	6/22 at 100.00	A1	966,471
14,030	Total Oregon			15,702,712
	Pennsylvania – 4.0%

1,125	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011, 6.750%, 11/01/31	11/21 at 100.00	BBB–	1,267,594

1,000	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB	1,016,810

1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	1,124,930

2,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.125%, 10/01/34	10/18 at 100.00	BBB	2,197,560

1,350	Erie County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, International Paper Company Project, Refunding Series 2004A, 5.000%, 11/01/18 (Alternative Minimum Tax)	11/14 at 100.00	BBB	1,378,566

2,525	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/19 – AGM Insured	7/14 at 100.00	AA–	2,541,009

	Montgomery Count Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, ACTS Retirement-Life Communities, Inc., Series 2012:
2,400	5.000%, 11/15/27	5/22 at 100.00	A–	2,639,904
1,450	5.000%, 11/15/28	5/22 at 100.00	A–	1,610,791
1,150	5.000%, 11/15/29	5/22 at 100.00	A–	1,259,158

710	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	818,112

940	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 18.034%, 8/01/38 (IF) (5)	8/20 at 100.00	AA	1,501,960

500	Montgomery County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, Whitemarsh Continuing Care, Series 2005, 6.250%, 2/01/35	2/15 at 100.00	N/R	508,840

Nuveen Investments	61

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$3,990	Montgomery County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2007A, 5.250%, 7/01/42	7/18 at 100.00	AA–	$4,329,868

5,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Allegheny Energy Supply Company LLC., Senior Lien Series 2009, 7.000%, 7/15/39	7/19 at 100.00	BBB–	5,992,250

3,115	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	3,672,585

1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30	7/20 at 100.00	BBB–	1,348,068

525	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2010-110A, 4.750%, 10/01/25	10/19 at 100.00	AA+	567,336

10,000	Pennsylvania State, General Obligation Bonds, First Refunding Series 2012-1, 5.000%, 7/01/20	No Opt. Call	AA+	12,583,400

10,000	Pennsylvania State, General Obligation Bonds, First Series 2012-1, 5.000%, 6/01/17	No Opt. Call	AA+	11,908,700

1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3	1,180,001

15,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA–	16,037,100

480	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 5.750%, 11/15/30	11/20 at 100.00	BBB–	502,286

4,980	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/23 – AGM Insured	9/14 at 100.00	AA–	5,290,951

2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30	8/20 at 100.00	BBB+	2,175,800

270	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	10/13 at 100.00	A	273,513

6,650	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA–	7,333,088

2,380	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A2	2,914,239

	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010:
2,400	5.000%, 2/01/30 – AGM Insured	8/20 at 100.00	AA–	2,681,232
1,500	5.000%, 2/01/35 – AGC Insured	8/20 at 100.00	AA–	1,630,785

2,430	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 9/01/16 – NPFG Insured	9/15 at 100.00	A1	2,671,056

5,200	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 11/15/28 – AGM Insured	5/15 at 100.00	Aa2	5,698,784

3,000	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Forumal Funds, Series 2011, 5.000%, 6/01/28	6/21 at 100.00	A+	3,474,360

1,600	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Delaware County Community College, Series 2008, 5.000%, 10/01/24 – AGM Insured	4/18 at 100.00	Aa3	1,797,712

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Westmoreland County Industrial Development Authority, Pennsylvania, Retirement Community Revenue Bonds, Redstone Presbyterian SeniorCare Obligated Group, Series 2005A:
$1,200	5.750%, 1/01/26	1/16 at 100.00	N/R	$1,238,184
1,400	5.875%, 1/01/32	1/16 at 100.00	N/R	1,435,980
101,520	Total Pennsylvania			114,602,512
	Puerto Rico – 2.5%

12,275	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A, 5.050%, 7/01/42	7/22 at 100.00	BBB+	12,344,108

10,610	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV, 5.250%, 7/01/29 – NPFG Insured	No Opt. Call	BBB+	11,476,943

1,250	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2003G, 5.250%, 7/01/18 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	Baa1 (4)	1,291,650

1,030	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 5.000%, 12/01/20	12/13 at 100.00	AA–	1,071,643

10,000	Puerto Rico Infrastructure Financing Authority, Revenue Bonds, Ports Authority Project Bonds, Series 2011B, 5.250%, 12/15/26	12/21 at 100.00	Baa1	10,530,300

	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C:
4,000	5.500%, 7/01/25 – AMBAC Insured	No Opt. Call	BBB+	4,290,680
1,000	5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	BBB+	1,076,860

3,750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	3,811,613

10,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/33	No Opt. Call	A+	3,161,700

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1:
1,500	5.250%, 8/01/40	8/21 at 100.00	AA–	1,649,400
1,600	5.250%, 8/01/43	8/21 at 100.00	A+	1,698,368

5,400	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Series 2011C, 0.000%, 8/01/41	No Opt. Call	AA–	1,142,802

5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/46 – NPFG Insured	No Opt. Call	AA–	755,900

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
2,550	5.500%, 7/01/16 – AGM Insured	No Opt. Call	AA–	2,879,868
3,000	5.500%, 7/01/17 – AGM Insured	No Opt. Call	AA–	3,461,910
3,440	5.500%, 7/01/18 – AGM Insured	No Opt. Call	AA–	4,021,601
2,250	5.500%, 7/01/19 – AGM Insured	No Opt. Call	AA–	2,627,595

3,000	Puerto Rico, General Obligation Bonds, Public Improvement, Refunding Series 2012A, 5.000%, 7/01/41	7/22 at 100.00	Baa1	3,000,930
81,655	Total Puerto Rico			70,293,871
	Rhode Island – 0.1%

375	Providence Housing Development Corporation, Rhode Island, FHA-Insured Section 8 Assisted Mortgage Revenue Refunding Bonds, Barbara Jordan Apartments, Series 1994A, 6.650%, 7/01/15 – NPFG Insured	1/13 at 100.00	BBB	376,448

	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
1,855	6.125%, 6/01/32	11/12 at 100.00	BBB+	1,892,081
1,360	6.250%, 6/01/42	11/12 at 100.00	BBB–	1,387,186
3,590	Total Rhode Island			3,655,715

Nuveen Investments	63

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina – 0.6%

$6,495	Charleston, South Carolina, Waterworks and Sewer System Revenue Bonds, Refunding Series 2012, 5.000%, 1/01/24	1/22 at 100.00	AAA	$8,134,858

700	Georgetown County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company, Senior Lien Series 2005A, 5.550%, 12/01/29 (Alternative Minimum Tax)	12/15 at 100.00	BBB	723,660

380	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 1990, 6.000%, 5/01/20	No Opt. Call	AA–	460,602

2,105	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 8/15/23 – NPFG Insured	8/14 at 100.00	BBB	2,247,319

1,765	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2006C-2, 5.500%, 7/01/37 – AGM Insured (Alternative Minimum Tax)	2/13 at 100.00	Aa1	1,881,190

1,250	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A, 6.125%, 8/01/23	8/13 at 100.00	BBB+	1,302,813

135	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C, 6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	141,194

2,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Series 2008A, 5.375%, 1/01/28	1/19 at 100.00	AA–	2,412,260
14,830	Total South Carolina			17,303,896
	South Dakota – 0.7%

2,500	Rapid City, South Dakota, Airport Customer Facility Charge Revenue Bonds, Recovery Zone Facility Bond Series 2010B, 7.000%, 12/01/30	12/20 at 102.00	N/R	2,867,950

1,000	Rapid City, South Dakota, Airport Revenue Refunding Bonds, Passenger Facility Charge Supported, Series 2011A, 7.000%, 12/01/35	12/19 at 100.00	Baa2	1,152,440

1,400	South Dakota Economic Development Finance Authority, Economic Development Revenue Bonds, Davis Family Sodak, LLC Wastewater Project, Pooled Loan Program, Series 2004A, 6.000%, 4/01/29 (Alternative Minimum Tax)	4/14 at 100.00	A+	1,445,850

2,000	South Dakota Economic Development Finance Authority, Economic Development Revenue Bonds, Spearfish Products Project, Pooled Loan Program, Series 2008A, 5.875%, 4/01/28 (Alternative Minimum Tax)	4/16 at 100.00	A+	2,146,980

6,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.500%, 8/01/38 – AGC Insured	8/18 at 100.00	AA	7,572,285

750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Series 2006, 5.000%, 9/01/31	9/14 at 100.00	A	761,168

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community, Series 2012:
330	4.000%, 9/01/24	9/20 at 100.00	A	342,768
1,500	5.000%, 9/01/32	9/20 at 100.00	A	1,596,315

1,850	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health, Series 2012A, 5.000%, 7/01/42	7/21 at 100.00	A+	2,024,677
18,080	Total South Dakota			19,910,433
	Tennessee – 1.0%

3,550	Blount County Public Building Authority, Tennessee, Local Government Public Improvement Loan Bonds, Washington County, Series 2007B-12-A, 4.375%, 6/01/35 – SYNCORA GTY Insured	6/19 at 100.00	Aa2	3,863,891

	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D:
500	6.000%, 10/01/23	10/18 at 100.00	AA–	594,775

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$1,500	6.125%, 10/01/28	10/18 at 100.00	AA–	$1,764,360

3,000	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.625%, 10/01/39	10/19 at 100.00	N/R	3,420,090

1,000	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/17 – SYNCORA GTY Insured	No Opt. Call	A	1,148,300

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
720	5.000%, 7/01/16	No Opt. Call	BBB+	796,925
755	5.000%, 7/01/17	7/16 at 100.00	BBB+	830,598
4,680	5.500%, 7/01/36	7/16 at 100.00	BBB+	4,965,293

135	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Goodwill Village Apartments, Series 2010A, 5.500%, 12/01/30	12/20 at 100.00	A–	142,839

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
1,440	5.000%, 11/01/26	11/21 at 100.00	BBB+	1,601,064
1,000	5.000%, 11/01/27	11/21 at 100.00	BBB+	1,107,460
250	5.000%, 11/01/28	11/21 at 100.00	BBB+	275,390
255	5.000%, 11/01/29	11/21 at 100.00	BBB+	279,465
245	5.000%, 11/01/30	11/21 at 100.00	BBB+	267,136
705	5.000%, 11/01/31	11/21 at 100.00	BBB+	763,663

1,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA+	1,132,400

800	Shelby County, Tennessee, General Obligation Public Improvement and School Bonds, Refunding Series 2009A, 5.000%, 4/01/20	4/19 at 100.00	AA+	980,992

200	Shelby County, Tennessee, General Obligation Public Improvement and School Bonds, Refunding Series 2009A, 5.000%, 4/01/20 (Pre-refunded 4/01/19)	4/19 at 100.00	Aa1 (4)	248,306

2,000	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement and Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA–	2,314,900

1,000	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/37 (6)	11/17 at 100.00	N/R	20,090

1,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/21	No Opt. Call	A	1,137,550
25,735	Total Tennessee			27,655,487
	Texas – 9.9%

5,280	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA–	5,948,923

1,385	Board of Regents of the Texas Tech University System, Revenue Financing System Refunding and Improvement Bonds, Fourteenth Series 2012A, 5.000%, 8/15/37	8/21 at 100.00	AA	1,596,974

3,635	Brazos County Health Facilities Development Corporation, Texas, Franciscan Services Corporation Obligated Group-St Joseph Regional, Revenue Bonds, Series 2008, 5.000%, 1/01/23	7/18 at 100.00	A–	3,982,324

3,500	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Refunding Series 2010, 5.000%, 7/01/19	7/17 at 100.00	A+	4,055,205

1,745	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2010, 5.750%, 1/01/25	1/20 at 100.00	BBB–	2,024,235

3,400	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB–	3,982,556

Nuveen Investments	65

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012:
$2,745	5.000%, 8/15/32	8/22 at 100.00	BBB	$2,967,702
2,750	5.000%, 8/15/42	8/22 at 100.00	BBB	2,906,585

2,100	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A, 8.750%, 2/15/28	2/18 at 100.00	BBB–	2,494,485

8,095	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Refunding Series 2012A, 5.000%, 10/01/22	No Opt. Call	AAA	10,382,809

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2011C:
3,500	5.000%, 11/01/24	11/20 at 100.00	A+	4,131,435
1,500	5.000%, 11/01/25	11/20 at 100.00	A+	1,757,325

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B:
1,775	5.000%, 11/01/18	No Opt. Call	A+	2,151,176
4,355	5.000%, 11/01/35	11/20 at 100.00	A+	4,909,348

1,460	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+	1,507,158

2,700	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa3	2,740,824

4,425	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012B, 4.750%, 11/01/42	11/22 at 100.00	Baa3	4,491,906

500	Fort Bend Independent School District, Fort Bend County, Texas, General Obligation Bonds, Refunding Series 1994, 5.000%, 2/15/14 (ETM)	No Opt. Call	AAA	530,640

1,190	Fort Worth, Texas, General Obligation Bonds, Series 2003, 5.000%, 3/01/21 (Pre-refunded 3/01/13) – FGIC Insured	3/13 at 100.00	AA+ (4)	1,209,123

6,500	Gregg County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Series 2012C, 5.000%, 7/01/32	7/22 at 100.00	BBB+	6,927,895

1,075	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB+	1,089,738

1,030	Harris County Cultural Education Facilities Finance Corporation, Texas, Medical Facilities Revenue Refunding Bonds, Baylor College of Medicine, Series 2012A, 4.000%, 11/15/32	11/22 at 100.00	A–	1,048,859

2,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.250%, 12/01/35	12/18 at 100.00	A+	2,514,320

5,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	A	5,309,550

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G:
5,000	5.250%, 11/15/21 – NPFG Insured	11/12 at 100.00	BBB	5,006,800
6,500	5.250%, 11/15/22 – NPFG Insured	11/12 at 100.00	BBB	6,508,840
7,800	5.250%, 11/15/30 – NPFG Insured	11/12 at 100.00	BBB	7,810,608
2,500	5.375%, 11/15/41 – NPFG Insured	11/12 at 100.00	BBB	2,503,425

3,000	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28	7/20 at 100.00	BBB+	3,221,760

7,560	Houston Community College System, Texas, General Obligation Bonds, Refunding Series 2011, 5.000%, 2/15/22	2/21 at 100.00	AA+	9,352,552

1,955	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Refunding Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	A2	2,172,904

66	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,250	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011A, 5.000%, 7/01/25 (Alternative Minimum Tax)	7/21 at 100.00	A+	$1,421,600

1,500	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012B, 5.000%, 7/01/32	7/22 at 100.00	A+	1,723,575

2,635	Humble Independent School District, Harris County, Texas, General Obligation Bonds, Series 2008A, 5.250%, 2/15/22 – AGC Insured	2/18 at 100.00	Aa2	3,142,501

10,720	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/28 (Alternative Minimum Tax)	11/22 at 100.00	BBB–	11,587,248

	Lubbock Educational Facilities Authority, Texas, Revenue Bonds, Lubbock Christian University, Refunding & Improvement Series 2007:
1,000	5.125%, 11/01/27	11/17 at 100.00	BBB	1,077,130
2,500	5.250%, 11/01/37	11/17 at 100.00	BBB	2,681,900

1,190	Mansfield, Texas, General Obligation Bonds, Series 2004A, 5.250%, 2/15/25 (Pre-refunded 2/15/14) – AMBAC Insured	2/14 at 100.00	AA (4)	1,266,588

1,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2008, 6.000%, 8/01/20 (Mandatory put 8/01/13)	No Opt. Call	BBB	1,040,240

1,780	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 – AGM Insured	12/21 at 100.00	AA–	1,981,763

10,000	North Texas Municipal Water District, Water System Revenue Bonds, Refunding & Improvement Series 2012, 5.000%, 9/01/26	3/22 at 100.00	AAA	12,260,700

4,500	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Variable Rate Demand Series 2008-E3, 5.750%, 1/01/38 (Mandatory put 1/01/16)	No Opt. Call	A2	5,157,720

2,000	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008, 5.750%, 1/01/33 (UB) (5)	1/18 at 100.00	A3	2,219,380

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D:
10,000	5.250%, 9/01/27	9/21 at 100.00	AA	12,074,700
4,000	5.000%, 9/01/32	9/21 at 100.00	AA	4,658,760

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
2,000	5.500%, 9/01/41	9/21 at 100.00	AA	2,386,240
10,880	0.000%, 9/01/45	9/31 at 100.00	AA	9,175,430

8,000	North Texas Tollway Authority, System First Tier Revenue Refunding Bonds, Series 2012C, 1.950%, 1/01/38 (Mandatory put 1/01/19) (WI/DD, Settling 11/01/12)	No Opt. Call	A2	8,044,960

3,000	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.000%, 1/01/28	1/19 at 100.00	A2	3,515,100

2,000	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010D-1, 5.000%, 10/01/30	10/20 at 100.00	AAA	2,434,800

1,000	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004, 6.000%, 12/01/34	12/13 at 100.00	A+	1,025,720

525	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	A	622,629

4,000	San Antonio, Texas, Electric and Gas Revenue Bonds, Series 2008, 5.000%, 2/01/25	2/18 at 100.00	Aa1	4,724,800

10,000	San Antonio, Texas, Electric and Gas Revenue Bonds, Series 2009A, 5.250%, 2/01/25	2/19 at 100.00	Aa1	12,165,100

	San Marcos, Texas, General Obligation Bonds, Series 2008:
1,000	5.000%, 8/15/25 – AGM Insured	8/17 at 100.00	Aa2	1,152,670
1,000	5.000%, 8/15/27 – AGM Insured	8/17 at 100.00	Aa2	1,132,310

Nuveen Investments	67

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,000	San Marcos, Texas, Waterworks and Wastewater System Revenue Bonds, Series 2008, 5.000%, 8/15/26 – AGM Insured	8/17 at 100.00	Aa2	$1,124,010

9,030	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Series 2009, 5.000%, 10/01/36	10/19 at 100.00	AA–	10,286,344

1,600	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Northwest Senior Housing-Edgemere Project, Series 2006A, 6.000%, 11/15/26	11/16 at 100.00	N/R	1,713,904

940	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White HealthCare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA–	1,065,434

895	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 5.625%, 12/15/17	No Opt. Call	A–	1,002,928

845	Texas Private Activity Bond Surface Transpiration Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	1,027,326

7,800	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	9,650,940

1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	1,028,200

1,750	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust 3479, 17.332%, 2/01/17 (IF)	No Opt. Call	Aaa	3,020,150

20,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/17 – AMBAC Insured	No Opt. Call	A–	17,481,800

	Travis County Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Querencia Barton Creek, Series 2005:
1,300	5.500%, 11/15/25	11/15 at 100.00	N/R	1,337,258
4,100	5.650%, 11/15/35	11/15 at 100.00	N/R	4,177,162

750	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	11/20 at 100.00	BB+	891,443

2,000	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33	7/17 at 100.00	Baa1	2,084,700

500	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 5.250%, 9/01/24	9/19 at 100.00	BBB	553,065
256,950	Total Texas			282,356,212
	Utah – 0.6%

	Utah State Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012:
950	5.600%, 7/15/22	No Opt. Call	BB+	995,562
850	6.300%, 7/15/32	7/22 at 100.00	BB+	897,651

1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Navigator Pointe Academy Project, Series 2010A, 5.625%, 7/15/40	7/20 at 100.00	BBB	1,065,790

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
485	6.250%, 6/15/28	6/17 at 100.00	N/R	492,522
950	6.500%, 6/15/38	6/17 at 100.00	N/R	963,500

1,250	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.250%, 7/15/30	7/20 at 100.00	BBB–	1,362,125

68	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah (continued)

$1,135	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	7/20 at 100.00	BBB–	$1,217,560

	Utah State Charter School Finance Authority, Revenue Bonds, George Washington Academy Project, Series 2011A:
2,135	7.750%, 7/15/31	7/21 at 100.00	BB+	2,442,077
3,520	8.000%, 7/15/41	7/21 at 100.00	BB+	4,063,875

6,830	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 6/15/29 – NPFG Insured	6/17 at 55.29	A1	3,247,392
19,105	Total Utah			16,748,054
	Vermont – 0.1%

1,000	Vermont Economic Development Authority, Mortgage Revenue Bonds, Wake Robin Corporation Project, Refunding Series 2006A, 5.250%, 5/01/26	5/16 at 100.00	N/R	1,025,340

	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A:
1,815	6.125%, 1/01/28	1/21 at 100.00	Baa2	2,075,906
1,000	6.250%, 1/01/33	1/21 at 100.00	Baa2	1,131,560
3,815	Total Vermont			4,232,806
	Virgin Islands – 0.1%

500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3	552,415

2,480	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	2,937,461
2,980	Total Virgin Islands			3,489,876
	Virginia – 1.3%

885	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Berkeley Apartments, Series 2000, 5.850%, 12/01/20 (Alternative Minimum Tax)	5/13 at 100.00	AA+	887,283

	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Series 2012A:
1,000	4.000%, 7/15/20 (WI/DD, Settling 11/15/12)	No Opt. Call	BBB	1,098,920
500	5.000%, 7/15/21 (WI/DD, Settling 11/15/12)	No Opt. Call	BBB	584,860
930	5.000%, 7/15/22 (WI/DD, Settling 11/15/12)	No Opt. Call	BBB	1,088,732
1,720	4.000%, 7/15/24 (WI/DD, Settling 11/15/12)	7/22 at 100.00	BBB	1,821,721

3,745	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appreciation Series 2009B-2, 0.000%, 10/01/31 – AGC Insured	No Opt. Call	AA–	1,525,339

2,000	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Bonds, Series 2011C, 5.000%, 10/01/26 (Alternative Minimum Tax)	10/21 at 100.00	AA–	2,335,560

4,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B2	3,084,400

1,000	Virginia Small Business Financing Authority, Revenue Bonds Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC Project, Series 2009, 9.000%, 7/01/39	7/14 at 102.00	N/R	1,079,160

7,000	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 7/01/34 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	7,362,180

	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
3,515	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	3,849,417
11,490	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	12,637,277
37,785	Total Virginia			37,354,849

Nuveen Investments	69

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington – 2.5%

$6,220	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 1/01/31	1/21 at 100.00	A+	$7,112,943

175	Franklin County Public Utility District 1, Washington, Electric Revenue Refunding Bonds, Series 2002, 5.625%, 9/01/20 – NPFG Insured	11/12 at 100.00	Aa3	175,714

960	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B, 19.917%, 6/01/34 (IF) (5)	6/19 at 100.00	AA	1,488,960

2,450	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	2,717,222

1,885	King County, Washington, General Obligation Sewer Bonds, Series 2005, 5.000%, 1/01/35 – FGIC Insured	1/15 at 100.00	AAA	2,025,715

5,115	King County, Washington, General Obligation Sewer Bonds, Series 2005, 5.000%, 1/01/35 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	Aa1 (4)	5,628,495

2,335	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.221%, 7/01/32 – AGM Insured (IF) (5)	7/17 at 100.00	AA+	3,345,681

1,725	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	2,204,964

5,000	Seattle, Washington, Municipal Light and Power Revenue Bonds, Refunding & Improvement Series 2012A, 5.000%, 6/01/22	No Opt. Call	Aa2	6,343,100

3,535	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.250%, 12/01/30	12/20 at 100.00	Baa3	3,795,812

	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012:
2,775	5.000%, 12/01/27	12/21 at 100.00	Baa3	2,946,717
745	5.000%, 12/01/32	12/21 at 100.00	Baa3	777,296
2,435	5.000%, 12/01/42	12/21 at 100.00	Baa3	2,512,944

2,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	2,248,860

2,315	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Tender Option Bond Trust 3295, 17.776%, 4/01/20 (IF) (5)	No Opt. Call	AA	3,350,800

1,000	Washington Higher Education Facilities Authority Revenue Bonds, Whitworth University Project, Series 2012, 5.000%, 10/01/27	4/22 at 100.00	Baa1	1,109,260

600	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 3, Series 1989B, 7.125%, 7/01/16	No Opt. Call	Aa1	740,016

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
2,000	6.250%, 7/01/24	7/19 at 100.00	Baa3	2,289,220
2,000	7.000%, 7/01/39	7/19 at 100.00	Baa3	2,333,280

3,000	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.375%, 10/01/29	10/19 at 100.00	Baa1	3,276,360

	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002:
3,260	6.500%, 6/01/26	6/13 at 100.00	A3	3,398,550
660	6.625%, 6/01/32	6/13 at 100.00	Baa1	688,050

5,000	Washington State, Federal Highway Grant Anticipation Revenue Bonds, Garvee – SR 520 Corridor Program, Series 2012F, 5.000%, 9/01/24	9/22 at 100.00	AA	6,171,000

3,335	Washington State, General Obligation Bonds, Tender Option Bond Trust 1121, 13.197%, 7/01/14 – AGM Insured (IF)	No Opt. Call	AA+	4,537,067
60,525	Total Washington			71,218,026
	West Virginia – 0.1%

500	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Financing District, Series 2007A, 5.850%, 6/01/34	6/17 at 100.00	N/R	517,815

70	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	West Virginia (continued)

$1,000	West Virginia Hospital Finance Authority , Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	A3	$1,111,090

1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/28	10/18 at 100.00	N/R	1,058,650
2,500	Total West Virginia			2,687,555
	Wisconsin – 3.1%

2,760	Manitowoc, Wisconsin, Power System Revenue Bonds, Series 2004, 5.000%, 10/01/23 – FGIC Insured	10/14 at 100.00	A+	2,960,459

3,665	Milwaukee County, Wisconsin, Airport Revenue Bonds, Series 2006A, 5.000%, 12/01/31 – NPFG Insured (Alternative Minimum Tax)	12/16 at 100.00	A1	3,853,161

5,000	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2010, 144A, 6.500%, 2/01/31	2/19 at 102.00	AA–	5,776,450

	Public Finance Authority, Wisconsin, Charter School Revenue Bonds, Voyageur Foundation Inc. Detroit Project, Series 2012A:
395	5.500%, 10/01/22	No Opt. Call	N/R	403,153
375	6.000%, 10/01/32	10/22 at 100.00	N/R	384,555

2,000	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	A	2,660,200

1,915	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.250%, 4/15/24	4/20 at 100.00	A	2,183,483

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beaver Dam Community Hospitals Inc., Series 2004A, 6.750%, 8/15/34	8/14 at 100.00	N/R	2,059,340

1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39	6/20 at 100.00	Baa2	1,387,447

3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/29	5/14 at 100.00	BBB+	3,150,930

13,940	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	15,445,241

1,490	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Howard Young Health Care, Inc., Refunding Series 2012, 5.000%, 8/15/27	8/22 at 100.00	BBB+	1,634,813

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B:
1,000	4.250%, 2/15/32	2/22 at 100.00	A–	1,025,040
1,485	5.000%, 2/15/40	2/22 at 100.00	A–	1,606,978

20,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A2	21,853,165

7,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32	8/22 at 100.00	A+	7,805,140

595	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/39	2/19 at 100.00	A+	698,191

1,800	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/32 (Pre-refunded 2/18/14)	2/14 at 100.00	A+ (4)	1,945,908

2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Health, Tender Option Bond Trust 2113, 13.687%, 8/15/33 (IF)	8/13 at 100.00	A–	2,651,000

2,535	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	A–	2,681,244

1,650	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 – AMBAC Insured	7/15 at 100.00	A1	1,795,167

Nuveen Investments	71

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$5,000	Wisconsin, General Obligation Bonds, Series 2002G, 5.000%, 5/01/18 (Pre-refunded 5/01/13) – NPFG Insured	5/13 at 100.00	AA (4)	$5,120,000
81,330	Total Wisconsin			89,081,065
	Wyoming – 0.7%

2,000	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A1	2,300,920

2,000	Larmie County, Wyoming, Hospital Revenue Bonds, Cheyenne Regional Medical Center Project, Series 2012, 5.000%, 5/01/37	5/21 at 100.00	A+	2,201,160

4,500	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011, 6.350%, 9/15/31	3/21 at 100.00	A3	5,346,270

1,000	Sweetwater County, Wyoming, Pollution Control Revenue Refunding Bonds, Idaho Power Company Project, Series 2006, 5.250%, 7/15/26	8/19 at 100.00	A2	1,142,820

	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
800	5.500%, 12/01/27	12/21 at 100.00	BBB	926,656
2,500	6.000%, 12/01/36	12/21 at 100.00	BBB	2,975,150

3,650	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00	BBB	4,428,399
16,450	Total Wyoming			19,321,375
$2,720,397	Total Investments (cost $2,565,547,109) – 98.8%			2,819,830,146
	Floating Rate Obligations – (0.7)%			(19,795,000)
	Other Assets Less Liabilities – 1.9%			53,615,493
	Net Assets – 100%			$2,853,650,639

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

72	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	MUNICIPAL BONDS – 99.2%

	Alabama – 2.0%

$16,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Green Mountain Management LLC Project, Series 2010, 8.750%, 8/01/30	8/20 at 100.00	N/R	$16,224,640

7,010	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1993, 6.450%, 12/01/23 (Alternative Minimum Tax)	11/12 at 100.00	B2	7,009,299

3,005	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1994, 6.450%, 12/01/23 (Alternative Minimum Tax)	11/12 at 100.00	B2	3,004,700

15,310	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37	2/17 at 102.00	N/R	14,106,787

4,000	Fairfield Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, US Steel Corporation Project, Series 2011, 5.375%, 6/01/15	No Opt. Call	BB	4,131,600

	Jefferson County Public Building Authority, Alabama, Lease Revenue Warrants, Series 2006:
3,425	5.125%, 4/01/17 – AMBAC Insured	4/16 at 100.00	Ca	2,920,155
1,900	5.125%, 4/01/19 – AMBAC Insured	4/16 at 100.00	Ca	1,525,814
140	5.125%, 4/01/20 – AMBAC Insured	4/16 at 100.00	Ca	109,648
2,540	5.125%, 4/01/21 – AMBAC Insured	4/16 at 100.00	Ca	1,913,534
2,275	5.000%, 4/01/26 – AMBAC Insured	4/16 at 100.00	Ca	1,590,089

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
2,485	5.250%, 1/01/13	No Opt. Call	B	2,484,975
5,950	5.250%, 1/01/14	No Opt. Call	B	5,949,286
3,275	5.250%, 1/01/15	1/14 at 100.00	B	3,276,048
5,300	5.250%, 1/01/16	1/14 at 100.00	B	5,302,650
14,725	5.250%, 1/01/17	1/14 at 100.00	B	14,733,541
3,300	5.250%, 1/01/19	1/14 at 100.00	B	3,300,858
970	5.250%, 1/01/19 – AGM Insured	1/14 at 100.00	AA	988,643
11,415	5.250%, 1/01/20	1/14 at 100.00	B	11,418,881
1,710	5.500%, 1/01/21 – AGM Insured	1/14 at 100.00	AA–	1,742,866
5,355	5.500%, 1/01/22	1/14 at 100.00	B	5,356,714
3,785	5.250%, 1/01/23	1/14 at 100.00	B	3,785,871
5,440	5.000%, 1/01/24	1/14 at 100.00	B	5,352,851
625	4.750%, 1/01/25	1/14 at 100.00	B	600,381
655	4.750%, 1/01/25 – AMBAC Insured	1/14 at 100.00	B	629,200
575	4.750%, 1/01/25 – AGM Insured	1/14 at 100.00	AA–	585,396

1,925	Jefferson County, Alabama, Limited Obligation School Warrants, Series 2005A-1, 0.000, 1/01/27 – AMBAC Insured	3/13 at 100.00	B	1,549,625

2,625	Jefferson County, Alabama, Limited Obligation School Warrants, Series 2005A-2, 0.601%, 1/01/27 – AMBAC Insured	3/13 at 100.00	B	2,113,125

2,175	Jefferson County, Alabama, Limited Obligation School Warrants, Series 2005A-3, 0.589%, 1/01/27 – AMBAC Insured	3/13 at 100.00	B	1,750,875

700	Jefferson County, Alabama, Limited Obligation School Warrants, Series 2005A-4, 0.000, 1/01/27 – AMBAC Insured	3/13 at 100.00	B	563,500

13,875	Jefferson County, Alabama, Sewer Revenue Warrants, Refunding Series 2003C-10, 0.000%, 2/01/42 – AGM Insured (4)	2/13 at 100.00	AA–	11,169,375

15,775	Jefferson County, Alabama, Sewer Revenue Warrants, Refunding Series 2003C-9, 0.000%, 2/01/42 – AGM Insured (4)	2/13 at 100.00	AA–	12,698,875

3,800	Jefferson County, Alabama, Sewer Revenue Warrants, Series 2003C-6, 0.615%, 2/01/42 – FGIC Insured	11/12 at 100.00	Caa3	2,850,000

1,635	Montgomery Medical Clinic Board, Alabama, Health Care Facility Revenue Bonds, Jackson Hospital, Series 2006, 4.750%, 3/01/26	3/16 at 100.00	BBB	1,662,354

	Rainbow City Special Healthcare Facilities Financing Authority, Alabama, First Mortgage Revenue Bonds, Regency Pointe, Series 2001A:
10	7.650%, 1/01/16 (4)	No Opt. Call	N/R	4,451
2,365	8.125%, 1/01/21 (4)	1/13 at 100.00	N/R	1,052,567
1,420	8.250%, 1/01/31 (4)	1/13 at 100.00	N/R	631,985

Nuveen Investments	73

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Alabama (continued)

$2,630	Rainbow City Special Healthcare Facilities Financing Authority, Alabama, First Mortgage Revenue Bonds, Regency Pointe, Series 2001B, 7.250%, 1/01/06 (4)	No Opt. Call	N/R	$1,170,505

	Sylacauga Health Care Authority, Alabama, Revenue Bonds, Coosa Valley Medical Center, Series 2005A:
2,000	6.000%, 8/01/25	8/15 at 100.00	N/R	2,042,880
7,045	6.000%, 8/01/35	8/15 at 100.00	N/R	7,113,407
179,150	Total Alabama			164,417,951
	Arizona – 3.9%

15,000	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB	15,757,650

4,250	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 3256, 19.065%, 7/01/27 (IF) (5)	1/18 at 100.00	AA–	6,276,400

1,750	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 4695, 18.180%, 1/01/31 (IF) (5)	1/18 at 100.00	AA–	2,524,900

10,615	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/42	2/22 at 100.00	BBB+	11,390,107

	Downtown Phoenix Hotel Corporation, Arizona, Senior Revenue Bonds, Series 2005A:
775	5.250%, 7/01/23 – FGIC Insured	1/16 at 100.00	BB+	804,086
4,050	5.250%, 7/01/26 – FGIC Insured	1/16 at 100.00	BB+	4,177,656
19,760	5.000%, 7/01/36 – FGIC Insured	1/16 at 100.00	BB+	19,841,806
2,865	5.000%, 7/01/40 – FGIC Insured	1/16 at 100.00	BB+	2,862,679

568	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	11/12 at 100.00	N/R	569,119

20,000	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Privado Park Apartments Project, Series 2006A, 5.000%, 11/01/46 (Mandatory put 11/01/15) (Alternative Minimum Tax) (4)	1/13 at 100.00	N/R	15,998,600

6,720	Maricopa County Industrial Development Authority, Arizona, Senior Living Facility Revenue Bonds, Christian Care Mesa II Inc., Series 2004A, 6.625%, 1/01/34 (Alternative Minimum Tax)	1/14 at 100.00	CC	5,342,467

1,500	Maricopa County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Rainbow Valley Landfill Project, Series 1999A, 7.500%, 12/01/20 (Alternative Minimum Tax)	12/12 at 100.00	N/R	1,500,150

420	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/25	7/16 at 100.00	N/R	406,392

13,165	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, fbo Brighter Choice Foundation Charter Middle Schools Project, Albany, New York, Series 2012, 7.500%, 7/01/42	7/22 at 100.00	BB+	14,155,930

5,365	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona School for the Arts, Series 2011A, 7.750%, 7/01/41	7/21 at 100.00	N/R	5,913,518

	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Painted Rock Academy Charter School Project, Series 2012A:
2,410	7.250%, 7/01/32	7/20 at 100.00	N/R	2,539,007
3,725	7.500%, 7/01/42	7/20 at 100.00	N/R	3,925,964

	Phoenix Industrial Development Authority, Arizona, Educational Revenue Bonds, Keystone Montessori School, Series 2004A:
55	6.375%, 11/01/13	11/12 at 103.00	N/R	55,579
790	7.250%, 11/01/23	11/16 at 100.00	N/R	817,508
1,710	7.500%, 11/01/33	11/16 at 100.00	N/R	1,769,936

5,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42 (UB) (5)	6/22 at 100.00	A+	5,425,700

	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Tender Option Bond Trust 1086:
775	16.915%, 6/01/42 – AGM Insured (IF) (5)	6/22 at 100.00	A+	1,038,508
375	16.942%, 6/01/42 – AGM Insured (IF) (5)	6/22 at 100.00	A+	502,710

74	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)

$2,515	16.942%, 6/01/42 – AGM Insured (IF) (5)	6/22 at 100.00	A+	$3,371,508
1,500	16.961%, 6/01/42 – AGM Insured (IF) (5)	6/22 at 100.00	A+	2,010,840
2,080	17.885%, 6/01/34 – AGM Insured (IF) (5)	6/22 at 100.00	A+	3,041,792

5,225	Phoenix Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Christian Care Manor I and Christian Care Manor II, Inc. Project, Series 2005A, 5.500%, 7/01/35	7/15 at 100.00	Baa2	5,313,198

3,745	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Cambridge Academy-East, Inc. Project, Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BB+	3,963,970

550	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.125%, 12/15/34	12/14 at 100.00	BBB–	559,840

	Pima County Industrial Development Authority, Arizona, Choice Education and Development Charter School Revenue Bonds, Series 2006:
275	6.000%, 6/01/16	No Opt. Call	N/R	282,945
1,465	6.250%, 6/01/26	6/16 at 100.00	N/R	1,497,347
4,200	6.375%, 6/01/36	6/16 at 100.00	N/R	4,276,188

8,170	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39	7/19 at 100.00	N/R	9,413,311

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012:
4,275	7.375%, 1/01/32	1/22 at 100.00	BBB–	4,716,052
6,695	7.500%, 1/01/42	1/22 at 100.00	BBB–	7,374,543

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010:
1,195	6.000%, 6/01/40	6/19 at 100.00	BBB–	1,238,904
2,250	6.100%, 6/01/45	6/19 at 100.00	BBB–	2,336,175

	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006:
250	5.875%, 6/01/22	6/16 at 100.00	BBB–	259,823
1,475	6.000%, 6/01/36	6/16 at 100.00	BBB–	1,505,326

2,815	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	Baa3	3,002,310

3,165	Pima County Industrial Development Authority, Arizona, Lease Revenue Bonds, Clark County Detention Facility Project, Trust 2835, 16.127%, 3/01/16 (IF) (5)	No Opt. Call	AA	4,013,473

3,250	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	BBB	3,560,180

	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008:
2,330	6.625%, 12/01/17	No Opt. Call	CCC	2,324,478
14,060	7.000%, 12/01/27	12/17 at 102.00	CCC	12,585,387

19,100	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds, Series 2012A, 9.750%, 5/01/25	5/22 at 100.00	N/R	20,241,989

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
60	5.250%, 12/01/22	No Opt. Call	A–	69,512
80	5.250%, 12/01/28	No Opt. Call	A–	94,521
11,620	5.000%, 12/01/32	No Opt. Call	A–	13,441,784
25,030	5.500%, 12/01/37	No Opt. Call	B	25,526,345
19,315	5.000%, 12/01/37	No Opt. Call	A–	22,384,926

	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
3,000	4.700%, 4/01/22	4/14 at 100.00	A–	3,050,340
4,425	4.900%, 4/01/32	4/17 at 100.00	A–	4,547,263

Nuveen Investments	75

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
$1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	$1,195,579
1,600	6.250%, 12/01/46	12/21 at 100.00	N/R	1,739,024

	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A:
1,620	5.850%, 9/01/24	9/14 at 100.00	BB+	1,638,614
1,035	6.125%, 9/01/34	9/14 at 100.00	BB+	1,046,582

	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005:
100	5.200%, 7/01/13	No Opt. Call	N/R	100,985
1,462	5.400%, 7/01/15	No Opt. Call	N/R	1,500,158
700	5.500%, 7/01/16	No Opt. Call	N/R	720,510
7,560	5.750%, 7/01/22	7/16 at 100.00	N/R	7,509,575
11,660	6.000%, 7/01/30	7/16 at 100.00	N/R	11,193,250

	Yavapai County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2011:
3,530	7.625%, 3/01/31	3/21 at 100.00	BB+	4,073,655
1,330	7.875%, 3/01/42	3/21 at 100.00	BB+	1,546,763

1,340	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	1,160,762
308,795	Total Arizona			323,026,099
	California – 18.1%

4,310	Anaheim Public Finance Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA–	1,333,299

9,465	Atwater Public Financing Authority, California, Wastewater Revenue Bonds, Series 2010, 5.250%, 5/01/45 – AGM Insured	5/19 at 100.00	AA–	9,532,296

255	Azusa Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged West End Development, Series 2007B, 5.300%, 8/01/36	8/17 at 100.00	N/R	232,053

	Azusa, California, Special Tax Bonds, Community Facilities District 2005-1 Rosedale Improvement Area 1, Series 2007:
3,740	5.000%, 9/01/27	9/17 at 100.00	N/R	3,644,219
9,265	5.000%, 9/01/37	9/17 at 100.00	N/R	8,385,474

7,380	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C, 0.000%, 5/01/47	5/40 at 100.00	Aa2	2,566,616

	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985:
1,085	17.293%, 4/01/31 (IF)	4/17 at 100.00	AA	1,897,578
325	17.223%, 4/01/34 (IF)	4/18 at 100.00	AA	500,695
2,445	17.344%, 4/01/34 (IF)	4/18 at 100.00	AA	3,776,547
1,250	17.350%, 4/01/34 (IF)	4/18 at 100.00	AA	1,931,000
500	17.350%, 4/01/39 (IF)	4/18 at 100.00	AA	770,440
2,185	17.350%, 4/01/39 (IF)	4/18 at 100.00	AA	3,366,823
1,250	19.350%, 4/01/43 (IF)	4/18 at 100.00	AA	2,010,850
1,075	17.292%, 4/01/47 (IF)	4/18 at 100.00	AA	1,654,414
1,250	17.539%, 4/01/47 (IF)	4/18 at 100.00	AA	1,906,600
1,000	17.850%, 4/01/47 (IF)	4/18 at 100.00	AA	1,525,280

1,050	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2008A, 6.875%, 9/01/36	9/16 at 100.00	N/R	1,118,187

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 20 Series 2012B, 5.950%, 9/01/35	9/22 at 100.00	N/R	1,041,450

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 8C, Series 2007E, 6.250%, 9/01/38	11/12 at 101.00	N/R	1,010,680

76	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2004D:
$1,455	5.500%, 9/01/24	9/14 at 102.00	N/R	$1,507,686
1,875	5.800%, 9/01/35	9/14 at 102.00	N/R	1,930,538

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005A:
830	5.600%, 9/01/25	9/15 at 102.00	N/R	871,741
2,315	5.650%, 9/01/30	9/15 at 102.00	N/R	2,417,277
2,500	5.700%, 9/01/35	9/15 at 102.00	N/R	2,591,050

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005B:
930	5.350%, 9/01/28	9/15 at 102.00	N/R	960,997
1,390	5.400%, 9/01/35	9/15 at 102.00	N/R	1,419,009

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005C:
855	5.500%, 9/01/29	9/14 at 102.00	N/R	880,188
2,065	5.500%, 9/01/35	9/14 at 102.00	N/R	2,104,070

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2006B:
685	5.000%, 9/01/27	9/13 at 100.50	N/R	686,733
1,000	5.050%, 9/01/37	9/13 at 100.50	N/R	962,950

2,300	Blythe Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Series 2011, 9.750%, 5/01/38	5/21 at 100.00	N/R	2,727,708

3,260	Borrego Water District, California, Community Facilities District 2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/32 (4)	8/17 at 102.00	N/R	880,722

5,930	Brentwood Infrastructure Financing Authority, Contra Costa County, California, CIFP 2006-1 Infrastructure Revenue Bonds, Series 2006, 5.200%, 9/02/36	11/12 at 103.00	N/R	5,664,514

10,000	California Enterprise Development Authority, Recovery Zone Facility Revenue Bonds, SunPower Corporation – Headquarters Project, Series 2010, 8.500%, 4/01/31	4/21 at 100.00	N/R	11,618,100

1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Merced County Tobacco Funding Corporation, Series 2005A, 5.125%, 6/01/38	6/15 at 100.00	BB–	893,430

7,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.250%, 6/01/45	6/15 at 100.00	B–	6,082,440

7,250	California Health Facilities Financing Authority, Hospital Revenue Bonds, Adventist Health System West, Tender Option Bonds Trust 4699, 19.499%, 9/01/28 – NPFG Insured (IF) (5)	9/18 at 100.00	N/R	10,433,475

	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Tender Option Bond Trust 3267:
2,500	19.650%, 5/15/19 (IF) (5)	No Opt. Call	AA–	4,472,400
4,000	18.660%, 5/15/31 (IF) (5)	11/21 at 100.00	AA–	6,360,480
1,500	19.650%, 11/15/40 (IF) (5)	11/21 at 100.00	AA–	2,683,440

	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Tender Option Trust 4726:
12,040	17.580%, 8/15/51 (IF) (5)	8/22 at 100.00	AA	17,244,170
500	17.580%, 8/15/51 (IF) (5)	8/22 at 100.00	AA	716,120

	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
1,250	17.580%, 2/15/20 (IF) (5)	No Opt. Call	AA–	1,882,300
1,185	17.527%, 2/15/20 (IF)	No Opt. Call	AA–	1,782,513

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 11952:
2,500	21.599%, 8/15/18 (IF)	No Opt. Call	AA–	4,534,800
2,000	21.599%, 8/15/18 (IF)	No Opt. Call	AA–	3,627,840

Nuveen Investments	77

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3248:
$2,500	21.599%, 8/15/18 (IF) (5)	No Opt. Call	AA–	$4,534,800
2,500	21.599%, 8/15/18 (IF) (5)	No Opt. Call	AA–	4,534,800

4,320	California Housing Finance Agency, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206, 8.017%, 2/01/24 (Alternative Minimum Tax) (IF)	2/17 at 100.00	BBB	3,991,162

19,250	California Municipal Finance Authority, Certificates of Participation, Community Hospitals of Central California Obligated Group, Series 2009, 5.500%, 2/01/39	2/19 at 100.00	BBB	20,562,658

4,000	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Rocketship 7 – Alma Academy Elementary School, Series 2012A, 6.250%, 6/01/43	12/21 at 101.00	N/R	4,039,920

355	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Rocketship 7 – Alma Academy Elementary School, Taxable Series 2012B, 8.500%, 6/01/16	No Opt. Call	N/R	355,064

2,600	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/36	6/16 at 100.00	BB–	2,395,406

	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
1,000	6.750%, 10/01/28	10/18 at 100.00	N/R	997,510
1,000	7.000%, 10/01/39	10/18 at 100.00	N/R	1,000,390

8,735	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45	8/20 at 100.00	N/R	9,235,690

1,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	1,060,510

5,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	5,254,850

	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A:
570	6.625%, 1/01/32	1/22 at 100.00	N/R	605,511
530	6.875%, 1/01/42	1/22 at 100.00	N/R	564,583

	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009:
500	8.000%, 11/01/29	11/19 at 100.00	Baa1	599,440
1,040	8.500%, 11/01/39	11/19 at 100.00	AA	1,257,558

	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007:
1,000	5.000%, 2/01/21	2/17 at 100.00	BBB	1,061,990
2,500	5.250%, 2/01/27	2/17 at 100.00	BBB	2,623,250

12,100	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 7.000%, 6/01/47	6/20 at 102.00	N/R	12,233,463

6,660	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2012A, 5.000%, 4/01/37	4/22 at 100.00	A2	7,240,752

4,500	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 19.775%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA–	7,307,100

810	California Statewide Communities Development Authority, Multifamily Housing Revenue Subordinate Bonds Stanford Arms Seniors Apartments Series 2001-P2, Pass-Through Certificates of Beneficial Ownership, 5.750%, 11/01/34 (Mandatory put 11/01/16) (Alternative Minimum Tax)	12/12 at 100.00	N/R	810,373

2,410	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Huntington Beach Solar Projects, Series 2010, 7.500%, 1/01/31	1/21 at 100.00	N/R	2,609,235

1,415	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Irvine Unified School District Solar Projects, Series 2010, 7.500%, 7/01/30	1/20 at 100.00	N/R	1,520,474

78	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$4,650	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB+	$5,089,844

40,600	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (4)	No Opt. Call	D	2,434,782

1,000	California Statewide Communities Development Authority, Revenue Bonds, Terraces San Joaquin Gardens, Series 2012A, 5.625%, 10/01/32	10/22 at 100.00	N/R	1,025,160

1,100	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB	1,248,126

5,000	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	5,358,650

2,220	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	2,433,031

515	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Taxable Series 2011B, 8.750%, 12/01/18	No Opt. Call	N/R	504,082

5,000	California Statewide Community Development Authority, Charter School Revenue Bonds, Rocklin Academy Charter, Series 2011A, 8.250%, 6/01/41	6/21 at 100.00	BB+	5,863,050

	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007:
125	9.125%, 6/01/13	No Opt. Call	N/R	125,690
1,000	5.625%, 6/01/33	6/17 at 102.00	N/R	1,041,470

2,000	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2010A, 7.500%, 6/01/42	6/19 at 100.00	N/R	2,295,540

575	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Magnolia City Lights, Series 1999X, 6.650%, 7/01/39	11/12 at 100.00	N/R	575,230

490	California Statewide Community Development Authority, Revenue Bonds, Brentwood Infrastructure Program, Series 2005A, 5.200%, 9/02/25	3/13 at 103.00	N/R	505,082

	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2007A:
1,000	5.400%, 11/01/27	11/17 at 102.00	N/R	1,060,310
1,500	5.500%, 11/01/38	11/17 at 102.00	N/R	1,568,145

	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2011A:
1,250	7.250%, 11/01/31	11/21 at 100.00	N/R	1,490,863
2,250	7.500%, 11/01/41	11/21 at 100.00	N/R	2,730,150

15,530	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	15,901,167

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
3,000	5.250%, 7/01/24	7/15 at 100.00	BBB	3,146,850
6,215	5.250%, 7/01/30	7/15 at 100.00	BBB	6,472,425
2,000	5.000%, 7/01/39	7/15 at 100.00	BBB	2,051,280

750	California Statewide Community Development Authority, Revenue Bonds, Drew School, Series 2007, 5.300%, 10/01/37	10/15 at 102.00	N/R	765,893

2,920	California Statewide Community Development Authority, Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34	3/14 at 102.00	N/R	3,048,130

	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006:
2,425	5.000%, 11/01/21	11/16 at 100.00	N/R	2,463,606

Nuveen Investments	79

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$1,300	5.000%, 11/01/25	11/16 at 100.00	N/R	$1,303,731
800	5.000%, 11/01/29	11/16 at 100.00	N/R	800,288

	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Tender Option Bond Trust 1065:
1,610	17.216%, 4/01/42 (IF) (5)	4/22 at 100.00	A+	2,320,718
2,500	17.239%, 4/01/42 (IF) (5)	4/22 at 100.00	A+	3,605,200

4,375	California Statewide Community Development Authority, Revenue Bonds, Montessori in Redlands School, Series 2007A, 5.125%, 12/01/36	12/16 at 100.00	N/R	3,854,988

6,915	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 18.139%, 11/15/32 (IF)	5/18 at 100.00	AA–	9,059,342

6,555	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102, 18.352%, 11/15/48 (IF) (5)	5/18 at 100.00	AA–	8,588,099

1,010	California Statewide Community Development Authority, Subordinate Lien Multifamily Housing Revenue Bonds, Corona Park Apartments, Series 2004I-S, 7.750%, 1/01/34 (Alternative Minimum Tax)	1/14 at 100.00	N/R	1,017,242

1,000	Chino Public Financing Authority, California, Revenue Refunding Bonds, Series 2012, 5.000%, 9/01/30	9/22 at 100.00	N/R	1,044,980

	Chino, California, Special Tax Bonds, Community Facilities District 03-3 Improvement Area 2, Series 2006:
1,000	5.000%, 9/01/26	3/16 at 100.00	N/R	1,009,090
4,310	5.000%, 9/01/31	3/16 at 100.00	N/R	4,316,250
2,000	5.000%, 9/01/36	3/16 at 100.00	N/R	1,948,240

1,000	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Housing Second Lien Series 2010A, 5.500%, 8/01/30	8/20 at 100.00	N/R	1,001,780

4,025	Corona, California, Special Tax Bonds, Community Facilities District 2002-1 Dos Lagos, Series 2005A, 5.050%, 9/01/34	9/15 at 100.00	N/R	3,791,228

2,800	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.144%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA–	4,046,448

	Desert Hot Springs Redevelopment Agency, California, Merged Redevelopment Project Tax Allocation Bonds, Series 2008A-2:
1,000	5.000%, 9/01/23	9/18 at 100.00	B	780,920
2,000	5.250%, 9/01/28	9/18 at 100.00	B	1,569,020
2,000	5.750%, 9/01/38	9/18 at 100.00	B	1,576,320

5,000	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, Tender Option Bond Trust 2010-3171, 17.460%, 8/01/33 – AGC Insured (IF)	8/19 at 100.00	AA–	6,933,600

340	Eastern Municipal Water District, California, Special Tax Bonds, Community Facility District 2005-38 Improvement Area A, Series 2006, 5.200%, 9/01/36	3/13 at 102.00	N/R	345,641

5,150	El Dorado County, California, Special Tax Bonds, Blackstone Community Facilities District 2005-1, Series 2005, 5.250%, 9/01/35	9/14 at 102.00	N/R	4,893,479

	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007:
7,120	5.200%, 9/01/27	9/15 at 102.00	N/R	5,896,570
15,470	5.250%, 9/01/37	9/15 at 102.00	N/R	12,486,611

4,000	Fairfield, California, Community Facilities District 2007-1 Special Tax Bonds, Fairfield Commons Project, Series 2008, 6.875%, 9/01/38	9/18 at 100.00	N/R	4,211,840

1,500	Fillmore Redevelopment Agency, Ventura County, California, Central City Redevelopment Project, Subordinate Lien Tax Allocation Bonds, Series 2006A, 5.375%, 5/01/31	11/16 at 100.00	N/R	1,086,240

2,500	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Tender Option Bonds Trust 1013, 18.971%, 9/01/32 – AMBAC Insured (IF) (5)	1/13 at 100.00	A+	2,711,500

80	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North, Series 2006:
$3,610	5.000%, 9/01/26	9/14 at 102.00	N/R	$3,641,046
1,000	5.000%, 9/01/36	9/14 at 102.00	N/R	967,480

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999:
18,000	0.000%, 1/15/25 – NPFG Insured	1/13 at 49.06	BBB	8,729,280
1,880	5.875%, 1/15/29 – NPFG Insured	1/14 at 101.00	BBB	1,921,322
1,000	0.000%, 1/15/30 – NPFG Insured	1/13 at 36.29	BBB	358,660
12,150	0.000%, 1/15/31 – NPFG Insured	1/13 at 34.13	BBB	4,098,195
20,400	0.000%, 1/15/32 – NPFG Insured	1/13 at 32.09	BBB	6,469,860

7,575	Goden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 3107, 17.243%, 6/01/45 – BHAC Insured (IF)	6/15 at 100.00	AA+	8,373,935

31,935	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AMBAC Insured (UB)	6/15 at 100.00	A2	32,510,149

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bond Trust 1011:
500	17.001%, 6/01/29 – AMBAC Insured (IF) (5)	1/13 at 100.00	A2	502,000
370	16.836%, 6/01/45 (IF) (5)	6/15 at 100.00	A2	396,381
955	16.959%, 6/01/45 (IF) (5)	6/15 at 100.00	A2	1,023,617
1,880	16.980%, 6/01/45 (IF) (5)	6/15 at 100.00	A2	2,015,247
980	16.981%, 6/01/45 (IF) (5)	6/15 at 100.00	A2	1,050,501
750	17.001%, 6/01/38 – AMBAC Insured (IF) (5)	6/15 at 100.00	A2	806,970
1,560	16.988%, 6/01/38 (IF) (5)	6/15 at 100.00	A2	1,678,388
2,500	17.001%, 6/01/38 (IF) (5)	6/15 at 100.00	A2	2,689,900
2,500	17.001%, 6/01/38 (IF) (5)	6/15 at 100.00	A2	2,689,900
2,500	17.001%, 6/01/38 (IF) (5)	6/15 at 100.00	A2	2,689,900
1,530	17.001%, 6/01/45 (IF) (5)	6/15 at 100.00	A2	1,640,221
1,750	17.001%, 6/01/45 (IF) (5)	6/15 at 100.00	A2	1,876,070
2,250	17.001%, 6/01/45 (IF) (5)	6/15 at 100.00	A2	2,412,090
7,500	17.001%, 6/01/45 (IF) (5)	6/15 at 100.00	A2	8,040,300

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 4686:
550	8.997%, 6/01/45 – AGC Insured (IF)	6/15 at 100.00	AA–	576,576
5,500	8.997%, 6/01/45 – AGC Insured (IF) (5)	6/15 at 100.00	AA–	5,765,760

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
8,500	4.500%, 6/01/27	6/17 at 100.00	BB–	7,607,415
38,770	5.000%, 6/01/33	6/17 at 100.00	BB–	33,238,684
37,345	5.750%, 6/01/47	6/17 at 100.00	BB–	33,458,506
46,080	5.125%, 6/01/47	6/17 at 100.00	BB–	37,343,232

29,255	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	BB–	24,909,170

1,535	Gonzales Redevelopment Agency, Monterey County, California, Tax Allocation Refunding Bonds, Gonzalez Redevelopment Project, Series 2011, 8.000%, 12/01/44	12/21 at 100.00	BB+	1,684,340

1,875	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust 3253, 22.124%, 1/15/19 (IF) (5)	No Opt. Call	Aa2	3,617,850

	Hawthorne, California, Special Tax Bonds, Community Facilities District 2006-1, Three Sixty Degrees @ South Bay, Series 2006:
1,000	4.600%, 9/01/21	9/16 at 102.00	N/R	1,002,680
2,000	5.000%, 9/01/30	9/16 at 102.00	N/R	1,965,120
2,000	5.000%, 9/01/36	9/16 at 102.00	N/R	1,883,100

585	Hemet Unified School District, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2006, 5.125%, 9/01/36	9/13 at 100.00	N/R	586,878

Nuveen Investments	81

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005:
$5,675	5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	CC	$4,040,316
3,750	4.750%, 8/01/35 – AMBAC Insured	8/15 at 100.00	CC	2,436,488

	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A:
4,475	5.500%, 9/01/17 – SYNCORA GTY Insured	No Opt. Call	Ba1	4,659,281
3,250	5.500%, 9/01/22 – SYNCORA GTY Insured	9/17 at 100.00	Ba1	3,232,678
4,245	5.000%, 9/01/37 – SYNCORA GTY Insured	9/17 at 100.00	Ba1	3,627,225

70	Hesperia, California, Improvement Act of 1915, Assessment District, 91-1, Joshua West Main Street, Series 1992, 8.500%, 9/02/24	3/13 at 103.00	N/R	72,570

2,935	Imperial, California, Community Facilities District 2006-2 Savanna Ranch Special Tax Bonds, Improvement Area 1, Series 2006, 5.000%, 9/01/37	3/13 at 103.00	N/R	2,889,654

1,500	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Augusta Communities Mobile Home Park, Series 2012A, 5.000%, 5/15/47	5/22 at 100.00	A–	1,552,440

1,000	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates Project, Series 2006A, 5.125%, 5/15/41	5/16 at 100.00	BBB+	1,021,860

2,500	Independent Cities Lease Finance Authority, California, Revenue Bonds, El Granada Mobile Home Park, Series 2004A, 6.450%, 5/15/44	5/14 at 100.00	N/R	2,550,175

3,345	Independent Cities Lease Finance Authority, California, Second Senior Subordinate Lien Revenue Bonds, Caritas Affordable Housing Project Mobile Home Park, Series 2005C, 7.000%, 9/01/40	9/15 at 100.00	N/R	3,484,420

1,010	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.250%, 8/15/28	8/18 at 100.00	BBB–	1,056,006

	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2005:
2,050	5.100%, 9/01/30	9/15 at 102.00	N/R	2,054,203
3,825	5.150%, 9/01/35	9/15 at 102.00	N/R	3,754,199

	Indio, California, Special Tax Bonds, Community Facilities District 2006-1 Sonora Wells, Series 2006:
630	5.050%, 9/01/26	9/16 at 100.00	N/R	631,046
1,830	5.125%, 9/01/36	9/16 at 100.00	N/R	1,741,648

1,500	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 34 Eastvale Area , Series 2010A, 6.500%, 9/01/40	9/20 at 100.00	N/R	1,551,120

5,185	King Community Development Agency, California, Tax Allocation Bonds, King City Redevelopment Project, Series 2011, 7.250%, 8/01/34	8/21 at 100.00	N/R	5,927,959

2,500	Lake Elsinore Public Finance Authority, California, Local Agency Revenue Refunding Bonds, Series 2003H, 6.375%, 10/01/33	10/13 at 102.00	N/R	2,577,625

1,205	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Villages at Wasson Canyon, Refunding Series 2012A, 5.250%, 9/01/38	9/22 at 100.00	N/R	1,222,473

1,200	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2 Improvement Area A, Canyon Hills, Series 2004A, 5.950%, 9/01/34	9/13 at 102.00	N/R	1,227,444

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2, Canyon Hills Improvement Area B, Series 2006A:
3,000	5.100%, 9/01/26	9/14 at 100.00	N/R	3,029,580
6,750	5.150%, 9/01/36	9/14 at 100.00	N/R	6,764,715

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 1,Series 2005:
1,195	5.250%, 9/01/30	9/15 at 102.00	N/R	1,237,136
1,225	5.250%, 9/01/35	9/15 at 102.00	N/R	1,255,343

82	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 2, Series 2006:
$910	5.200%, 9/01/26	9/14 at 100.00	N/R	$919,810
8,660	5.250%, 9/01/37	9/14 at 100.00	N/R	8,749,718

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006A:
980	5.200%, 9/01/26	9/14 at 100.00	N/R	1,006,039
1,505	5.350%, 9/01/36	9/14 at 100.00	N/R	1,543,919

12,000	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-2 Improvement Area A, Series 2005A, 5.450%, 9/01/36	9/14 at 100.00	N/R	12,014,760

1,000	Lammersville School District, California, Special Tax Refunding Bonds, Community Facilities District 2002 Mountain House, Series 2012, 0.000%, 9/01/29	9/22 at 100.00	N/R	889,730

	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009:
2,000	6.875%, 8/01/34	8/19 at 100.00	BBB+	2,302,580
2,445	6.875%, 8/01/39	8/19 at 100.00	BBB+	2,801,628

1,155	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Subordinate Refunding Series 2003, 4.750%, 8/01/33 – NPFG Insured	8/15 at 102.00	BBB+	1,122,244

1,180	Lathrop Financing Authority, California, Revenue Bonds, Water Supply Project Series 2003, 6.000%, 6/01/35	6/13 at 100.00	N/R	1,187,446

4,050	Lee Lake Water District, Riverside County, California, Special Tax Bonds, Community Facilities District 3, Series 2004, 5.950%, 9/01/34	9/13 at 102.00	N/R	4,173,566

1,335	Lemoore Redevelopment Agency, Kings County, California, Lemorre Redevelopment Project Tax Allocation Bonds, Series 2011, 7.250%, 8/01/31	8/16 at 100.00	A–	1,481,156

630	Lincoln, California, Community Facility District 2006-1 Area 2 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/16 at 100.00	N/R	620,689

	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
730	5.000%, 11/15/35	No Opt. Call	A	826,112
11,210	5.500%, 11/15/37	No Opt. Call	A	13,570,266

1,765	Los Alamitos Unified School District, Orange County, California, Certificates of Participation, Series 2012, 0.000%, 8/01/42	8/29 at 100.00	A+	1,067,931

6,570	Los Angeles County, California, Multifamily Housing Revenue Bonds, HDR Preservation Apartment Project, Series 2007C, 6.250%, 7/01/42	7/22 at 100.00	N/R	6,611,917

	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 10-27B:
1,875	18.089%, 5/15/40 (IF) (5)	5/20 at 100.00	AA	2,883,000
4,550	18.089%, 5/15/40 (IF) (5)	5/20 at 100.00	AA	6,956,586

	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 2011-27B:
3,565	18.077%, 5/15/40 (IF) (5)	5/20 at 100.00	AA	5,387,856
5,000	18.089%, 5/15/40 (IF) (5)	5/20 at 100.00	AA	7,558,400

585	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002B, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/12 at 102.00	C	578,056

4,600	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002C, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/12 at 102.00	N/R	4,545,398

2,500	Los Angeles, California, Wastewater System Revenue Bonds, Tender Option Bond Trust 2009-2W, 20.681%, 6/01/34 (IF) (5)	6/19 at 100.00	AA+	4,486,100

Nuveen Investments	83

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$1,000	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	$1,190,130

	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011A:
1,185	7.000%, 8/01/26	8/21 at 100.00	BBB+	1,411,394
2,650	7.250%, 8/01/31	8/21 at 100.00	BBB+	3,138,316
10,010	7.500%, 8/01/41	8/21 at 100.00	BBB+	11,819,408

3,950	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011B, 7.500%, 8/01/41	8/21 at 100.00	BBB+	4,664,002

625	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006, 5.200%, 9/01/26	9/15 at 100.00	N/R	639,031

5	Merced Irrigation District, California, Revenue Certificates of Participation, Electric System Project, Series 2003, 5.700%, 9/01/36	9/13 at 102.00	Baa3	5,082

	Merced, California, Community Facilities District 2005-1, Special Tax Bonds, Bellevue Ranch West, Series 2006:
1,270	5.250%, 9/01/26	9/14 at 103.00	N/R	929,234
1,245	5.300%, 9/01/36	9/13 at 103.00	N/R	813,085

	Monrovia Redevelopment Agency, California, Central Project Area 1 Housing Tax Allocation Bonds, Series 2011:
1,540	6.500%, 5/01/26	5/21 at 100.00	A–	1,887,563
1,075	6.900%, 5/01/36	5/21 at 100.00	A–	1,294,762

615	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006, 5.200%, 9/01/36	3/16 at 100.00	N/R	622,073

2,335	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-6, Series 2005, 5.200%, 9/01/36	3/13 at 103.00	N/R	2,370,422

220	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2005-2, Series 2006, 5.000%, 9/01/26	9/15 at 101.00	N/R	224,796

	Moreno Valley, California, Special Tax Bonds, Community Facilities District 5, Series 2007:
1,010	5.000%, 9/01/27	9/17 at 100.00	N/R	1,022,898
1,325	5.000%, 9/01/37	9/17 at 100.00	N/R	1,293,598

2,700	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	3,784,428

	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A:
3,700	7.000%, 11/01/34	No Opt. Call	A	5,389,864
20,050	6.500%, 11/01/39	No Opt. Call	A	28,102,882

	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C:
3,300	7.000%, 11/01/34	No Opt. Call	A	4,807,176
4,000	6.500%, 11/01/39	No Opt. Call	A	5,606,560

4,000	Murrieta Public Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/31	9/22 at 100.00	BBB–	4,347,800

	Murrieta Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2002-4, Series 2006B:
365	5.375%, 9/01/26	9/16 at 100.00	N/R	372,373
550	5.450%, 9/01/38	9/16 at 100.00	N/R	552,519

1,265	Murrieta, California, Special Tax Bonds, Community Facilities District 2003-3, Creekside Village Improvement Area 1, Series 2005, 5.200%, 9/01/35	3/13 at 100.00	N/R	1,267,037

2,355	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A–	2,936,214

84	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$1,000	Oxnard Financing Authority, California, Local Obligation Revenue Bonds, Special District Bond Refinancing, Subordinate Lien Series 2012B, 5.000%, 9/02/33	9/22 at 100.00	N/R	$985,930

8,805	Oxnard Financing Authority, California, Wastewater Revenue Bonds, Redwood Trunk Sewer and Headworks Projects, Series 2004A, 5.250%, 6/01/34 – FGIC Insured	6/14 at 100.00	BBB	9,055,854

1,100	Pacifica, California, Certificates of Participation, Series 2008, 5.375%, 1/01/37 – AMBAC Insured	1/16 at 102.00	A–	1,177,187

2,465	Palm Desert California, Finance Authority, Tax Allocation Revenue Bonds, Project Area 3, Series 2006A, 4.750%, 4/01/36 – NPFG Insured	4/16 at 100.00	BBB+	2,480,357

	Palm Desert, California, Special Tax Bonds, Community Facilities District 2005-1 University Park, Series 2006:
2,335	5.250%, 9/01/26	3/13 at 103.00	N/R	2,250,333
5,100	5.450%, 9/01/32	9/16 at 100.00	N/R	4,952,814
6,150	5.500%, 9/01/36	9/16 at 100.00	N/R	5,859,413

	Palm Desert, California, Special Tax Bonds, Community Facilities District 2005-1 University Park, Series 2007:
3,000	5.150%, 9/01/27	3/13 at 103.00	N/R	2,856,240
9,000	5.200%, 9/01/37	3/13 at 103.00	N/R	7,969,950

	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010:
1,175	7.000%, 4/01/25	4/13 at 102.00	BB	1,202,977
1,605	7.500%, 4/01/35	4/13 at 102.00	BB	1,643,905

	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A:
1,000	5.350%, 9/01/30	9/15 at 101.00	N/R	1,019,610
2,855	5.400%, 9/01/35	9/15 at 101.00	N/R	2,892,401

4,265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	4,826,231

17,360	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	18,772,410

3,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA–	2,604,420

2,000	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 11872, 17.621%, 2/01/16 – NPFG Insured (IF)	No Opt. Call	A+	2,865,120

	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 4683:
3,750	17.472%, 8/01/37 – NPFG Insured (IF) (5)	8/17 at 100.00	A+	5,372,100
7,000	17.472%, 8/01/37 – NPFG Insured (IF) (5)	8/17 at 100.00	A+	10,027,920

5,000	Peralta Community College District, Alameda County, California, General Obligation Bonds, Series 2009, Trust 3019, 17.362%, 8/01/37 – AGM Insured (IF) (5)	8/17 at 100.00	AA–	6,670,000

560	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, Improvement Area 5-A, Series 2006, 5.000%, 9/01/26	9/13 at 100.50	N/R	563,959

	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, May Farms Improvement Area 4, Series 2005A:
1,290	5.100%, 9/01/30	9/15 at 102.00	N/R	1,313,117
2,475	5.150%, 9/01/35	9/15 at 102.00	N/R	2,499,057

	Perris, California, Special Tax Bonds, Community Facilities District 2001-2, Villages of Avalon, Series 2005:
1,500	5.100%, 9/01/28	9/14 at 100.00	N/R	1,512,165
1,050	5.150%, 9/01/32	9/14 at 100.00	N/R	1,055,576

1,365	Perris, California, Special Tax Bonds, Community Facilities District 2004-3, Monument Ranch Improvement Area 2, Series 2005A, 5.300%, 9/01/35	9/15 at 102.00	N/R	1,387,209

3,900	Pico Rivera Water Authority, California, Water System Project, Revenue Refunding Bonds, Series 1999A, 5.500%, 5/01/29 – NPFG Insured	No Opt. Call	BBB	4,220,775

Nuveen Investments	85

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$17,000	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	$18,498,890

4,360	Pittsburg Redevelopment Agency, California, Tax Allocation Refunding Bonds, Los Medanos Community Development Project, Series 2006C, 4.250%, 9/01/34 – AMBAC Insured	9/16 at 100.00	BBB–	3,928,229

1,455	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007AX, 5.000%, 2/01/41	2/17 at 100.00	BBB–	1,397,484

1,285	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007, 5.125%, 2/01/33	11/12 at 100.00	BBB–	1,284,910

1,000	Rancho Cardova, California, Special Tax Bonds, Sunridge Anatolia Area Community Facilities District 2003-1, Series 2005, 5.500%, 9/01/37	9/13 at 102.00	N/R	1,006,420

3,895	Rancho Cardova, California, Special Tax Bonds, Sunridge Park Area Community Facilities District 2004-1, Series, 6.125%, 9/01/37	9/17 at 100.00	N/R	4,087,569

3,920	Rancho Cucamonga, California, Community Facilities District 2004-01 Special Tax Bonds, Rancho Etiwanda Estates, Series 2006, 5.375%, 9/01/36	3/13 at 103.00	N/R	3,960,886

	Redwood City, California, Special Tax Bonds, Community Facilities District 2010-1 One Marina, Series 2011:
775	7.500%, 9/01/31	9/16 at 103.00	N/R	850,687
1,440	7.750%, 9/01/41	9/16 at 103.00	N/R	1,575,547

	Richmond, California, Joint Powers Financing Agency Multifamily Housing Revenue Bonds, Westridge Hilltop Apartments, Series 2007:
1,000	5.000%, 12/15/26	12/12 at 100.00	Baa2	978,150
1,750	5.000%, 12/15/33	12/12 at 100.00	Baa2	1,666,560

37,968	River Rock Entertainment Authority, California, Revenue Bonds, Senior Notes Series 2011B, 8.000%, 11/01/18	11/15 at 104.00	N/R	37,036,265

6,650	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2004, 5.000%, 10/01/35 – SYNCORA GTY Insured	10/14 at 100.00	BBB	6,662,968

	Riverside County Redevelopment Agency, California, Interstate 215 Corridor Redevelopment Project Area, 2nd Lien Tax Allocation Bonds, Series 2001E:
7,100	0.000%, 12/01/41	No Opt. Call	BBB+	1,004,082
7,075	0.000%, 12/01/42	No Opt. Call	BBB+	935,457
7,050	0.000%, 12/01/43	No Opt. Call	BBB+	871,521
5,600	0.000%, 12/01/44	No Opt. Call	BBB+	647,248

1,500	Riverside County Redevelopment Agency, California, Desert Communities Redevelopment Project Area Tax Allocation Bonds, Series 2010D, 6.000%, 10/01/30	10/20 at 100.00	BBB	1,546,560

1,455	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2004A, 5.000%, 10/01/37 – SYNCORA GTY Insured	10/14 at 100.00	A–	1,456,120

1,000	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2011A, 7.125%, 10/01/42	10/21 at 100.00	A–	1,219,380

2,000	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2008, 7.250%, 9/01/38	9/17 at 100.00	N/R	2,066,380

2,955	Riverside Unified School District, Riverside County, California, General Obligation Bonds, Series 2009, Trust 3017, 16.899%, 9/01/25 – AGC Insured (IF)	8/15 at 100.00	Aa2	3,658,497

	Riverside, California, Improvement Bond Act of 1915, Special Assessment Bonds, Hunter Park Assessment District, Series 2006:
2,000	5.100%, 9/02/26	9/16 at 101.00	N/R	2,060,020
1,500	5.200%, 9/02/36	9/16 at 101.00	N/R	1,517,190

86	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 2, Series 2007:
$550	0.000%, 9/01/36 – NPFG Insured	No Opt. Call	AA–	$131,159
660	0.000%, 9/01/37 – NPFG Insured	No Opt. Call	AA–	144,989

	Roseville, California, Special Tax Bonds, Community Facilities District 1 – Westpark, Series 2005:
1,765	5.250%, 9/01/25	9/15 at 100.00	N/R	1,791,281
4,800	5.200%, 9/01/36	9/15 at 100.00	N/R	4,773,696

1,000	Roseville, California, Special Tax Bonds, Community Facilities District 1 Diamond Creek, Series 2007, 5.000%, 9/01/37	3/13 at 103.00	N/R	870,490

2,370	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Series 2006, 5.200%, 9/01/26	9/16 at 100.00	N/R	2,420,126

6,145	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2005, 5.050%, 9/01/30	9/15 at 100.00	N/R	5,968,700

7,085	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2006, 5.250%, 9/01/36	9/16 at 100.00	N/R	7,086,913

3,000	Roseville, California, Special Tax Bonds, Community Facilities District 5 Stone Point, Series 2006, 5.250%, 9/01/36	3/13 at 103.00	N/R	2,650,710

	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 4698:
2,500	17.944%, 12/01/30 – AMBAC Insured (IF) (5)	No Opt. Call	Aa3	4,493,300
3,000	17.944%, 12/01/30 – AMBAC Insured (IF) (5)	No Opt. Call	Aa3	5,391,960
6,830	18.525%, 12/01/33 – AMBAC Insured (IF) (5)	No Opt. Call	Aa3	11,987,743

3,540	Sacramento City Financing Authority, California, Master Lease Program Facilities Revenue Bonds, Tender Option Bond Trust 1114, 18.158%, 12/01/30 – AMBAC Insured (IF) (5)	No Opt. Call	Aa3	6,359,504

2,000	Sacramento Municipal Utility District Financing Authority, California, Consumnes Power Plant Project Revenue Bonds, Series 2006, 5.125%, 7/01/29 – NPFG Insured	7/16 at 100.00	A3	2,131,760

8,895	Sacramento, California, Community Facilities District 05–1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	8,957,265

4,845	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.500%, 6/01/37 – NPFG Insured	No Opt. Call	BBB	5,086,669

	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
4,000	8.000%, 12/01/31	12/21 at 100.00	BB	5,162,360
16,730	7.500%, 12/01/41	12/21 at 100.00	BB	20,776,820

2,935	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 3504, 19.398%, 2/01/33 (IF)	8/19 at 100.00	Aa2	4,977,613

	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2005B:
1,375	0.000%, 8/01/30	8/15 at 41.62	N/R	479,820
3,020	0.000%, 8/01/34	8/15 at 32.64	N/R	795,257

900	San Jacinto Unified School District, Riverside County, California, Community Facilities District 2006-1 Special Tax Bonds, Infrastructure Projects, Series 2006, 5.200%, 9/01/36	9/16 at 100.00	N/R	903,654

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
37,830	0.000%, 1/15/25 – NPFG Insured	No Opt. Call	BBB	20,507,643
65,905	0.000%, 1/15/26 – NPFG Insured	No Opt. Call	BBB	33,891,646
2,000	0.000%, 1/15/27 – NPFG Insured	No Opt. Call	BBB	978,000
14,880	0.000%, 1/15/28 – NPFG Insured	No Opt. Call	BBB	6,888,250
1,010	0.000%, 1/15/29 – NPFG Insured	No Opt. Call	BBB	442,350
600	5.250%, 1/15/30 – NPFG Insured	1/13 at 100.00	BBB	600,618

Nuveen Investments	87

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$7,000	0.000%, 1/15/30 – NPFG Insured	No Opt. Call	BBB	$2,889,180
42,200	0.000%, 1/15/31 – NPFG Insured	No Opt. Call	BBB	16,398,498
250	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	BBB	90,693
24,790	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	BBB	7,926,355
24,505	0.000%, 1/15/36 – NPFG Insured	No Opt. Call	BBB	6,894,727

3,300	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2003, 4.900%, 8/01/33 – FGIC Insured	8/13 at 100.00	BBB	3,304,488

1,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006B, 4.500%, 8/01/35 – RAAI Insured	8/16 at 100.00	BBB	953,350

	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
4,500	3.750%, 8/01/28 – NPFG Insured	8/17 at 100.00	BBB	4,117,095
1,750	3.750%, 8/01/28 – BHAC Insured	8/17 at 100.00	AA+	1,717,223
1,090	4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB	1,043,359

	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D:
6,625	5.000%, 8/01/21 – AMBAC Insured	8/17 at 100.00	BBB	6,739,281
7,750	5.000%, 8/01/22 – AMBAC Insured	8/17 at 100.00	BBB	7,877,100

5,520	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2007B, 4.250%, 8/01/36 – SYNCORA GTY Insured	8/17 at 100.00	BBB	5,022,924

	San Jose, California, Airport Revenue Bonds, Tender Option Bond Trust 3923:
470	17.464%, 9/01/30 – AMBAC Insured (IF) (5)	3/17 at 100.00	AA–	586,819
1,500	17.553%, 9/01/31 – AGM Insured (IF) (5)	3/17 at 100.00	AA–	1,874,820

3,860	San Luis Obispo County Financing Authority, California, Revenue Bonds, Nacimiento Water Project, Tender Option Bond Trust 3030, 17.445%, 9/01/38 – BHAC Insured (IF)	9/17 at 100.00	AA+	5,271,370

	San Marcos Public Facilities Authority, California, Revenue Refunding Bonds, Series 2012B:
1,670	5.000%, 9/01/32 – AGM Insured	9/22 at 100.00	BBB	1,753,951
2,170	5.000%, 9/01/35 – AGM Insured	9/22 at 100.00	BBB	2,247,469

5,070	San Marcos Public Facilities Authority, California, Tax Allocation Bonds, Project Areas 1 and 3, Series 2005A, 5.000%, 8/01/34 – AMBAC Insured	8/15 at 102.00	A	5,237,158

5,350	Santa Ana Unified School District (1999 Financing Project) Certificates of Participation (Orange County, California), 0.000%, 4/01/32 – AGM Insured	No Opt. Call	AA–	1,917,494

	Santa Ana Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 2004-1, Central Park Project, Series 2005:
1,180	4.950%, 9/01/25	9/15 at 100.00	N/R	1,143,196
1,050	5.050%, 9/01/30	9/15 at 100.00	N/R	990,959
2,320	5.100%, 9/01/35	9/15 at 100.00	N/R	2,118,438

8,395	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39	11/12 at 100.00	N/R	8,395,588

13,105	Santa Cruz County Redevelopment Agency, California, Tax Allocation Bonds, Live Oak-Sequel Community Development Project, Series 2005A, 5.000%, 9/01/32 – NPFG Insured	9/15 at 100.00	A	13,475,085

3,250	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/41	2/21 at 100.00	A	3,915,178

2,500	Saugus Union School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	3/15 at 103.00	N/R	2,289,450

88	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$900	Sierra Kings Health Care District, Fresno County, California, Revenue Bonds, Series 2006A, 5.750%, 12/01/36 (Pre-refunded 12/01/16)	12/16 at 100.00	N/R (6)	$1,073,250

22,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A, 0.000%, 6/01/36	6/17 at 34.85	BB+	3,483,040

2,155	South Gate, California, Certificates of Participation, Series 2002A, 5.000%, 9/01/24 – AMBAC Insured	3/13 at 102.00	BB+	2,164,223

1,200	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.000%, 11/01/33	No Opt. Call	Baa1	1,291,296

	Stockton Public Financing Authority, California, Lease Revenue Bonds, Refunding Series 2006A:
1,710	4.500%, 8/01/28 – NPFG Insured	8/14 at 100.00	BBB	1,393,359
1,000	4.500%, 8/01/31 – NPFG Insured	8/14 at 100.00	BBB	796,010

305	Stockton Redevelopment Agency, California, Stockton Events Center Arena Project Revenue Bonds, Series 2004, 5.000%, 9/01/36 – FGIC Insured	9/14 at 100.00	BBB	253,769

	Stockton, California, Community Faculties District 2006-3, Northbrook Woodside Improvement Area 1 Special Tax Bonds, Series 2007:
1,935	6.125%, 9/01/31	9/14 at 103.00	N/R	2,013,039
2,930	6.250%, 9/01/37	9/14 at 103.00	N/R	3,050,804

7,500	Stockton, California, Special Tax Bonds, Arch Road Community Facilities District 99-02, Refunding Series 2007, 5.875%, 9/01/37	9/17 at 102.00	N/R	7,666,350

1,500	Temecula Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project 1, Series 2002, 5.250%, 8/01/36 – NPFG Insured	11/12 at 100.00	A–	1,501,125

	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
9,685	5.375%, 6/01/38	6/15 at 100.00	B–	8,249,296
5,820	5.500%, 6/01/45	6/15 at 100.00	B–	4,912,371

	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A:
4,240	5.000%, 6/01/37	6/14 at 100.00	BB+	3,630,542
21,620	5.125%, 6/01/46	6/14 at 100.00	B+	17,856,390

	Tulare Local Health Care District, California, Revenue Bonds, Series 2007:
525	5.000%, 11/01/15	No Opt. Call	BB+	546,893
550	5.000%, 11/01/16	No Opt. Call	BB+	575,317
835	5.100%, 11/01/27	11/17 at 100.00	BB+	844,168
2,785	5.200%, 11/01/32	11/17 at 100.00	BB+	2,792,297

1,210	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39	3/21 at 100.00	BBB+	1,376,242

	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A:
760	7.400%, 9/01/32	9/21 at 100.00	BBB+	899,635
3,460	7.650%, 9/01/42	9/21 at 100.00	BBB+	4,094,356

2,415	Val Verde Unified School District Financing Authority, California, Special Tax Revenue, Junior Lien Refunding Series 2003, 6.250%, 10/01/28	10/13 at 102.00	N/R	2,488,633

3,900	Ventura County Area Housing Authority, California, Mira Vista Senior Apartments Project, Junior Subordinate Series 2006C, 6.500%, 12/01/39 (Mandatory put 7/01/16) (Alternative Minimum Tax)	7/16 at 100.00	N/R	3,814,746

600	West Hollywood Community Development Commission, California, East Side Redevelopment Project Series 2011 Tax Allocation Bonds Series 2011A, 7.500%, 9/01/42	9/21 at 100.00	BBB	693,468

1,000	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009A, 8.625%, 9/01/39	9/14 at 105.00	N/R	1,085,430

Nuveen Investments	89

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$2,595	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009B, 10.000%, 9/01/32	9/14 at 105.00	N/R	$2,848,765

	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2003B:
1,100	6.750%, 9/01/30	9/13 at 103.00	N/R	1,126,543
3,400	7.000%, 9/01/38	9/13 at 103.00	N/R	3,474,596

7,500	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2004B, 6.000%, 9/01/39	9/13 at 102.00	N/R	7,352,325

3,900	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2001-1, Series 2004A, 6.125%, 9/01/39	9/13 at 103.00	N/R	3,886,857

2,325	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 1999F, 6.100%, 9/01/29	3/13 at 100.00	N/R	2,334,533

	Western Hills Water District, Stanislaus County, California, Special Tax Bonds, Diablo Grande Community Facilities District 1, Series 2005:
1,000	5.625%, 9/01/24	9/13 at 102.00	N/R	707,360
3,755	5.800%, 9/01/31	9/13 at 102.00	N/R	2,407,481

	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Subordinate Lien Series 2011A:
1,775	5.750%, 11/01/36	11/21 at 100.00	A	1,968,901
3,885	5.875%, 11/01/41	11/21 at 100.00	A	4,340,749
1,200	5.875%, 11/01/45	11/21 at 100.00	A	1,332,732

700	Westside Union School District, California, Special Tax Bonds, Community Facilities District 2005-3, Series 2006, 5.000%, 9/01/26	9/14 at 102.00	N/R	708,470

4,600	William S. Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	9/15 at 100.00	N/R	4,212,588

	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1, Edgewater, Series 2005:
2,575	5.000%, 9/01/23	3/15 at 100.00	N/R	2,509,698
7,270	5.125%, 9/01/35	3/15 at 100.00	N/R	6,550,779
1,689,998	Total California			1,514,635,503
	Colorado – 6.1%

	Adonea Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005A:
3,000	6.125%, 12/01/25	12/15 at 100.00	N/R	2,676,180
5,380	6.250%, 12/01/35	12/15 at 100.00	N/R	4,494,237

6,685	Alpine Mountain Ranch Metropolitan District, Special Improvement District 1, Routt County, Colorado, Special Assessment Revenue Bonds, Series 2011, 9.000%, 12/01/30	12/20 at 100.00	N/R	7,386,190

1,750	Antelope Heights Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.000%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	1,504,248

19,375	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2005, 6.750%, 12/01/35	12/15 at 100.00	N/R	14,605,263

3,500	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	2,772,595

	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006:
3,800	5.250%, 10/01/32 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	3,896,368
13,290	5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	13,526,828

1,675	BNC Metropolitan District 1, Colorado, General Obligation Bonds, Series 2004, 8.050%, 12/01/34	12/14 at 101.00	N/R	1,719,605

1,015	Bradburn Metropolitan District 3, Westminster, Adams County, Colorado, General Obligation Limited Tax Refunding Bonds, Series 2010, 7.500%, 12/01/39	12/13 at 102.00	N/R	1,048,191

90	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)

	Bromley Park Metropolitan District 2, Brighton, Colorado, General Obligation Bonds, Refunding Series 2007A:
$125	5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	$113,394
5,895	5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	4,991,238

	Bromley Park Metropolitan District 3, Brighton, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007:
155	4.250%, 12/01/19 – RAAI Insured	12/17 at 100.00	N/R	140,904
945	4.625%, 12/01/29 – RAAI Insured	12/17 at 100.00	N/R	735,531
2,385	4.750%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	1,835,496

1,500	Buckhorn Valley Metropolitan District 2, Gypsum, Eagle County, Colorado, General Obligation Bonds, Series 2003, 7.000%, 12/01/23	12/13 at 100.00	N/R	1,203,435

5,870	Buckhorn Valley Metropolitan District 2, Gypsum, Eagle County, Colorado, General Obligation Limited Tax Refunding and Improvement Bonds, Series 2010, 8.500%, 12/01/39	12/19 at 100.00	N/R	4,417,527

1,425	Buckley Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R	1,033,567

5	Buffalo Ridge Metropolitan District, Colorado, Limited Obligation Assessment Bonds, Series 2003, 7.500%, 12/01/33 (Pre-refunded 12/01/13)	12/13 at 101.00	N/R (6)	5,366

	Castle Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2005:
640	6.000%, 12/01/25	12/15 at 100.00	N/R	601,325
1,428	6.125%, 12/01/35	12/15 at 100.00	N/R	1,275,418

7,020	Central Marksheffel Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2004, 7.250%, 12/01/29	12/14 at 100.00	N/R	7,104,170

6,000	Cimarron Metropolitan District, Arvada, Colorado, Limited Tax Revenue Bonds, Convertible to Unlimited Tax, Series 2012, 6.000%, 12/01/22	10/17 at 100.00	N/R	6,017,940

1,135	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Carbon Valley Academy, Series 2006, 5.625%, 12/01/36	12/16 at 100.00	N/R	844,100

3,360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cesar Chavez Academy, Series 2003, 8.000%, 5/01/34 (4)	5/14 at 101.00	N/R	2,351,832

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	N/R	490,165

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Elbert County Charter School, Series 2004:
190	6.750%, 3/01/14	No Opt. Call	N/R	191,562
730	7.250%, 3/01/24	3/14 at 100.00	N/R	730,993
1,570	7.375%, 3/01/35	3/14 at 100.00	N/R	1,550,328

4,360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 7.000%, 8/01/38	8/18 at 100.00	N/R	4,594,786

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2006:
2,470	5.500%, 2/15/26	2/16 at 101.00	N/R	2,333,977
2,370	5.625%, 2/15/36	2/16 at 101.00	N/R	2,170,304

1,825	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Knowledge Quest Academy Charter School, Series 2005, 6.500%, 5/01/36	5/15 at 100.00	N/R	1,829,563

3,870	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Mountain Phoenix Community School, Series 2012, 7.000%, 10/01/42	10/22 at 100.00	N/R	3,765,858

2,355	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, New Vision Charter School Series 2008A, 6.750%, 4/01/40	4/18 at 100.00	N/R	2,391,526

Nuveen Investments	91

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)

$985	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Twin Peaks Charter Academy, Series 2011B, 7.500%, 3/15/35	3/21 at 100.00	BBB–	$1,144,432

750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy, Series 2007A, 5.700%, 5/01/37	5/17 at 100.00	BBB–	754,425

3,965	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006A, 5.500%, 5/01/36	5/16 at 102.00	N/R	3,637,689

1,908	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori School of Evergreen, Series 2005A, 6.500%, 12/01/35	12/15 at 100.00	N/R	1,933,834

2,880	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	3,017,088

28,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2007A, 5.900%, 8/01/37	8/17 at 100.00	N/R	28,315,280

4,800	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39	8/19 at 100.00	N/R	5,361,456

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012:
1,800	6.750%, 6/01/32	6/22 at 100.00	N/R	1,921,518
3,630	7.000%, 6/01/42	6/22 at 100.00	N/R	3,902,359
4,125	7.125%, 6/01/47	6/22 at 100.00	N/R	4,459,826

	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 3702:
1,000	18.630%, 1/01/18 (IF) (5)	No Opt. Call	AA	1,563,880
1,250	18.630%, 1/01/18 (IF) (5)	No Opt. Call	AA	1,954,850
3,500	17.640%, 1/01/18 (IF) (5)	No Opt. Call	AA	5,182,800

1,385	Colorado Housing and Finance Authority, Multifamily Housing Revenue Senior Bonds, Castle Highlands Apartments Project, Series 2000A-1, 5.900%, 12/01/20 – AMBAC Insured (Alternative Minimum Tax)	11/12 at 100.00	N/R	1,385,582

	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007:
1,310	6.200%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	1,111,994
279	5.000%, 9/01/16 (Alternative Minimum Tax) (7), (14)	No Opt. Call	N/R	176,154

2,580	Colorado Housing Finance Authority, Multifamily Housing Revenue Senior Bonds, Reserve at Northglenn Project, Series 2000-A1, Pass Through Certificates, 6.000%, 11/01/33 (Mandatory put 11/01/22) (Alternative Minimum Tax)	1/13 at 100.00	N/R	2,580,722

	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A:
1,095	5.300%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	1,100,267
3,580	5.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	3,606,420
8,750	5.600%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	8,427,825

5,915	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 – RAAI Insured	12/22 at 100.00	N/R	6,084,346

5,045	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Taxable Series 2012B, 9.500%, 12/01/27 – RAAI Insured	12/22 at 100.00	N/R	5,036,222

	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
6,910	5.400%, 12/01/27	12/17 at 100.00	N/R	6,042,450
9,465	5.450%, 12/01/34	12/17 at 100.00	N/R	7,879,045

	Conservatory Metropolitan District, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Series 2007:
100	5.000%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	95,717

92	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)

$117	4.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	$103,249
2,290	5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	1,991,728
270	4.875%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	225,059

	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006:
5,000	5.850%, 12/01/26	12/16 at 100.00	N/R	3,964,400
3,980	5.950%, 12/01/36	12/16 at 100.00	N/R	2,883,391

5,200	Cornerstone Metropolitan District 2, Montrose and Ouray Counties, Colorado, Limited Tax General Obligation Refunding Bonds, Series 2010A, 8.000%, 12/01/40	12/21 at 100.00	N/R	5,717,088

4,126	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/36	12/16 at 100.00	N/R	2,772,920

	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Air Lines Corporation, Series 2007A:
3,500	5.750%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	B	3,642,380
12,500	5.250%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	B	12,737,750

	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006:
2,385	5.125%, 12/01/24 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	2,500,339
500	4.750%, 12/01/35 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	510,030

5,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A, 0.000%, 9/01/35	No Opt. Call	Baa2	1,470,300

1,010	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/26 – NPFG Insured	No Opt. Call	BBB	518,049

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
47,245	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	BBB	20,389,052
5,110	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	BBB	2,079,719
500	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	BBB	191,370
10,865	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	BBB	3,906,185

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B:
100	0.000%, 9/01/35 – NPFG Insured	9/26 at 63.78	BBB	28,587
975	0.000%, 9/01/37 – NPFG Insured	9/26 at 57.65	BBB	244,462

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
40,250	0.000%, 9/01/27 – NPFG Insured	No Opt. Call	BBB	19,473,755
24,045	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	BBB	10,975,581
23,900	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	BBB	7,443,416

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
3,000	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	BBB	1,386,870
9,000	0.000%, 9/01/29 – NPFG Insured	9/20 at 60.30	BBB	3,656,520
1,165	0.000%, 9/01/33 – NPFG Insured	9/20 at 48.04	BBB	369,375

665	Eagle Ranch Metropolitan District, Eagle County, Colorado, General Obligation Refunding Bonds, Series 2011, 5.500%, 12/01/28	12/21 at 100.00	BBB+	746,516

	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007:
300	5.000%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	291,885
665	5.200%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	629,562
16,185	5.350%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	14,923,056

3,553	Elbert and Highway 86 Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	2,627,053

3,385	Elkhorn Ranch Metropolitan District 1, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.375%, 12/01/35	12/15 at 100.00	N/R	3,118,905

4,329	Fallbrook Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.625%, 12/01/26	12/16 at 100.00	N/R	3,886,836

Nuveen Investments	93

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)

$1,788	Fallbrook Metropolitan District, Colorado, Limited Tax Bonds, Series 2007, 6.750%, 12/15/26	12/16 at 100.00	N/R	$1,580,717

5,570	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	6,028,300

775	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	825,561

4,945	Granby Ranch Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 6.750%, 12/01/36	12/15 at 100.00	N/R	5,007,505

2,145	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-1, 9.000%, 8/01/39 (Mandatory put 12/01/19)	12/19 at 100.00	N/R	2,250,791

2,785	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-2, 9.000%, 8/01/39 (Mandatory put 12/01/19)	12/19 at 100.00	N/R	2,922,356

4,000	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2010, 9.000%, 11/01/40	12/20 at 100.00	N/R	4,316,560

750	Harvest Junction Metropolitan District, Longmont, Colorado, General Obligation Bonds, Refunding and Improvement Series 2012, 5.375%, 12/01/37	12/22 at 100.00	N/R	773,528

6,923	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Series 2007A, 5.500%, 12/01/37	12/17 at 100.00	N/R	5,565,192

825	High Point Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R	746,840

724	Horse Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	604,685

	Huntington Trails Metropolitan District, Colorado, General Obligation Bonds, Series 2008:
1,000	6.250%, 12/01/36	12/16 at 100.00	N/R	1,033,310
1,695	8.250%, 12/01/37	12/16 at 100.00	N/R	1,718,696

3,645	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	1/18 at 100.00	N/R	3,798,965

2,282	Laredo Metropolitan District, Colorado, General Obligation Bonds, Series 2003, 7.500%, 12/01/33	12/13 at 101.00	N/R	2,072,079

1,618	Liberty Ranch Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 6.250%, 12/01/36	12/16 at 100.00	N/R	1,423,225

735	Maher Ranch Metropolitan District 4, Colorado, General Obligation Bonds, Series 2003, 7.875%, 12/01/33 (Pre-refunded 12/01/13)	12/13 at 102.00	N/R (6)	807,251

155	Maher Ranch Metropolitan District 4, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/36 – RAAI Insured	12/17 at 100.00	N/R	141,569

2,670	Mead Western Meadows Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.750%, 12/01/36	12/17 at 100.00	N/R	2,785,291

3,180	Mesa County, Colorado, Residential Care Facilities Mortgage Revenue Bonds, Hilltop Community Resources Inc. Obligated Group, Series 2001A, 5.250%, 12/01/21 – RAAI Insured	12/12 at 100.00	N/R	3,179,968

	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
1,250	5.500%, 12/01/27	12/16 at 100.00	N/R	1,050,550
2,300	5.625%, 12/01/37	12/16 at 100.00	N/R	1,861,712

2,495	Park Creek Metropolitan District, Colorado, Limited Tax Obligation Revenue Bonds, Series 2003CR-1, 7.875%, 12/01/32 (Mandatory put 12/01/13)	12/13 at 100.00	N/R	2,591,557

1,495	Park Creek Metropolitan District, Colorado, Limited Tax Obligation Revenue Bonds, Series 2003CR-2, 7.875%, 12/01/32 (Mandatory put 12/01/13)	12/13 at 100.00	N/R	1,545,501

94	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)

$2,131	Piney Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2005, 5.500%, 12/01/35	12/15 at 100.00	N/R	$2,144,084

	Prairie Center Metropolitan District 3, Colorado, Limited Property Tax Revenue Bonds, Series 2006A:
4,965	5.250%, 12/15/21	12/16 at 100.00	N/R	5,032,574
10,930	5.400%, 12/15/31	12/16 at 100.00	N/R	10,941,258

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
630	6.250%, 11/15/28	No Opt. Call	A	785,730
20,555	6.500%, 11/15/38	No Opt. Call	A	27,439,486

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
4,000	6.500%, 1/15/30	7/20 at 100.00	Baa3	4,868,960
2,500	6.000%, 1/15/34	7/20 at 100.00	Baa3	2,914,175

3,000	Rendezvous Residential Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 5.375%, 12/01/21	12/17 at 100.00	N/R	2,819,970

1,955	River Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R	1,769,783

1,228	River Park Metropolitan District, New Castle, Garfield County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2009, 6.990%, 6/15/39	9/14 at 100.00	N/R	1,248,925

1,336	Silver Peaks Metropolitan District 2, Colorado, Limited Tax Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	1,007,932

	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2007:
1,640	4.625%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	1,604,642
1,520	5.250%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	1,481,544

2,295	Southlands Metropolitan District 2, Aurora, Colorado, General Obligation Bonds, Series 2010, 7.375%, 12/01/35	12/20 at 100.00	N/R	2,506,897

7,500	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited, Series 2007, 7.250%, 12/01/31	12/17 at 100.00	N/R	1,923,675

1,320	Stoneridge Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.625%, 12/01/36	12/17 at 100.00	N/R	1,174,444

2,550	Tabernash Meadows Water and Sanitation District, Grand County, Colorado, General Obligation Refunding Bonds, Series 2010, 7.125%, 12/01/34	12/20 at 100.00	N/R	3,000,534

1,040	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.100%, 12/01/26	12/16 at 100.00	N/R	1,065,730

6,455	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	6,832,230

1,195	Traditions Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	1,161,576

9,500	Valagua Metropolitan District, Eagle County, Colorado, General Obligation Limited Tax Bonds, Series 2008, 7.750%, 12/01/37	12/18 at 100.00	N/R	6,376,970

525	Waterfront Metropolitan District, Loveland, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007, 4.800%, 12/01/35 – RAAI Insured	12/17 at 100.00	N/R	454,923

	Wheatlands Metropolitan District 2, City of Aurora, Colorado, General Obligation Bonds, Subordinate Limited Tax Convertible to Unlimited Tax, Series 2008:
2,209	6.000%, 12/01/25	12/15 at 100.00	N/R	2,075,510
4,946	6.125%, 12/01/35	12/15 at 100.00	N/R	4,366,576
7,000	8.250%, 12/15/35	12/15 at 100.00	N/R	7,129,220

2,086	Wildgrass Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 6.200%, 12/01/34	12/16 at 100.00	N/R	2,138,630

Nuveen Investments	95

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)

$1,300	Winter Farm Metropolitan District 1, Colorado, Property Tax Supported Revenue Bonds, Series 2011, 144A, 7.500%, 12/01/39	12/18 at 100.00	N/R	$1,377,051

	Wyndham Hill Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005:
500	6.250%, 12/01/25	12/15 at 100.00	N/R	470,205
893	6.375%, 12/01/35	12/15 at 100.00	N/R	799,574
627,174	Total Colorado			509,976,096
	Connecticut – 1.4%

12,250	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	10/14 at 101.00	Ba2	13,177,570

235	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/15 (Alternative Minimum Tax)	11/12 at 100.00	BBB	235,778

	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A:
1,250	7.625%, 1/01/30	1/20 at 100.00	N/R	1,393,700
3,570	7.750%, 1/01/43	1/20 at 100.00	N/R	3,924,787

	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A:
957	7.000%, 4/01/22	4/20 at 100.00	N/R	1,096,023
37,720	7.875%, 4/01/39	4/20 at 100.00	N/R	43,187,514

	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Lien Series 1997B:
8,600	5.700%, 9/01/13	No Opt. Call	N/R	3,698,000
28,000	5.750%, 9/01/18 (8)	11/12 at 100.00	N/R	12,114,200
16,000	5.750%, 9/01/27 (8)	11/12 at 100.00	N/R	6,914,240

23,750	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series 2006A, 5.500%, 9/01/36 (9)	9/16 at 100.00	N/R	10,263,800

	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series 2007A:
6,500	6.500%, 9/01/31 (10)	12/17 at 100.00	N/R	2,807,220
10,670	5.750%, 9/01/34 (8)	11/17 at 100.00	N/R	4,610,187

1,885	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2001, 6.250%, 1/01/31	12/12 at 100.00	B	1,886,753

	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2003:
500	5.125%, 1/01/23	1/14 at 100.00	B	501,480
9,100	5.250%, 1/01/33	1/14 at 100.00	B	8,982,337

5,000	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41	4/21 at 100.00	N/R	5,357,000
165,987	Total Connecticut			120,150,589
	Delaware – 0.2%

11,940	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	12,876,215

2,110	Kent County, Delaware, Revenue Bonds, Charter School, Inc. Project, Refunding Series 2011, 7.375%, 5/01/37	5/21 at 100.00	BBB–	2,504,718

1,430	Wilmington, Delaware, Multifamily Rental Housing Revenue Bonds, Lincoln Towers Associates, LLC Project, Series 2011A and Series 2011B, 8.250%, 7/15/48 (Mandatory put 7/15/28)	7/21 at 100.00	N/R	1,582,653
15,480	Total Delaware			16,963,586
	District of Columbia – 0.5%

3,500	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.750%, 5/15/40	11/12 at 100.00	Baa1	3,569,615

96	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	District of Columbia (continued)

	District of Columbia, Hospital Revenue Bonds, Children’s Hospital Obligated Group, Tender Option Bond Trust 11839:
$1,220	18.511%, 7/15/17 – AGM Insured (IF)	No Opt. Call	AA–	$1,736,633
2,425	18.610%, 7/15/17 – AGM Insured (IF)	No Opt. Call	AA–	3,455,577

2,050	District of Columbia, Revenue Bonds, Center for Strategic and International Studies, Inc., Series 2011, 6.625%, 3/01/41	3/21 at 100.00	BBB–	2,245,345

	District of Columbia, Revenue Bonds, Cesar Chavez Public Charter Schools for Public Policy, Series 2011:
2,590	7.125%, 11/15/26	11/20 at 100.00	BBB–	2,936,309
2,740	7.500%, 11/15/31	11/20 at 100.00	BBB–	3,169,166
1,000	7.875%, 11/15/40	11/20 at 100.00	BBB–	1,177,640

175	District of Columbia, Revenue Bonds, Friendship Public Charter School Inc., Series 2006, 5.000%, 6/01/26 – ACA Insured	6/16 at 100.00	BBB	180,135

	District of Columbia, Revenue Bonds, Howard University, Tender Option Bond Trust 1006:
2,500	23.104%, 10/01/37 (IF) (5)	4/21 at 100.00	A–	4,682,600
1,250	23.104%, 10/01/41 (IF) (5)	4/21 at 100.00	A–	2,341,300
1,750	23.104%, 10/01/41 (IF) (5)	4/21 at 100.00	A–	3,277,820

	District of Columbia, Revenue Bonds, National Public Radio, Tender Option Bond Trust 3163:
3,000	17.661%, 4/01/33 (IF)	4/15 at 100.00	AA–	3,896,520
2,375	17.661%, 4/01/43 (IF)	4/15 at 100.00	AA–	3,084,745

5,000	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Tender Option Bond Trust 11798, 17.535%, 4/01/31 – AGM Insured (Alternative Minimum Tax) (IF)	10/16 at 100.00	AA–	5,995,200

1,400	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appreciation Series 2009B-2, 0.000%, 10/01/29 – AGC Insured	No Opt. Call	AA–	639,590
32,975	Total District of Columbia			42,388,195
	Florida – 12.2%

	Alachua County Health Facilities Authority, Florida, Continuing Care Retirement Community Revenue Bonds, Oak Hammock Project, Series 2012A:
2,500	8.000%, 10/01/42	10/22 at 102.00	N/R	2,982,700
2,500	8.000%, 10/01/46	10/22 at 102.00	N/R	2,961,575

5,000	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Terraces at Bonita Springs Project, Mandatory Paydown TEMP -80 Series 2011B-1, 7.375%, 11/15/19	11/14 at 100.00	N/R	5,089,700

	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Terraces at Bonita Springs Project, Series 2011A:
10,380	8.000%, 11/15/31	11/21 at 100.00	N/R	12,143,977
10,700	8.125%, 11/15/41	11/21 at 100.00	N/R	12,487,970

3,955	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2004A, 6.300%, 5/01/35	5/14 at 101.00	N/R	3,624,006

3,125	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2006A, 5.375%, 5/01/37	5/15 at 100.00	N/R	2,423,875

2,450	Anthem Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.800%, 5/01/36 (11)	5/15 at 101.00	N/R	1,785,879

20,690	Ave Maria Stewardship Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	5/16 at 100.00	N/R	18,740,588

25,100	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2012, 6.700%, 5/01/42	5/22 at 100.00	N/R	25,504,863

15,405	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.300%, 5/01/35 (4)	5/15 at 101.00	N/R	15,364,793

4,075	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-1, 0.000%, 5/01/37	5/22 at 100.00	N/R	3,262,282

Nuveen Investments	97

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)

$3,545	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-2, 5.400%, 5/01/37	5/22 at 100.00	N/R	$3,626,960

4,960	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-3, 0.000%, 5/01/37	5/22 at 100.00	N/R	3,461,138

8,050	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-4, 5.400%, 5/01/37	5/22 at 100.00	N/R	6,268,133

3,430	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-5, 0.000%, 5/01/37	5/22 at 100.00	N/R	2,074,498

2,650	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB	2,920,804

2,075	Bay Laurel Center Community Development District, Marion County, Florida, Candler Hills Project, Special Assessment Bonds, Series 2006A, 5.450%, 5/01/37	5/16 at 100.00	N/R	2,028,375

13,180	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2003A, 6.900%, 5/01/35	5/13 at 101.00	N/R	13,458,362

9,460	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2007A, 6.000%, 5/01/38	5/17 at 100.00	N/R	9,973,205

7,555	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Subordinate Lien Series 2007B, 6.200%, 5/01/38	5/17 at 100.00	N/R	7,916,356

3,120	Beeline Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Series 2008A, 7.000%, 5/01/37	5/18 at 100.00	N/R	3,407,134

3,670	Bella Vida Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/37	5/16 at 100.00	N/R	3,123,684

1,975	Bloomingdale Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/36 (12)	5/15 at 101.00	N/R	1,683,253

5,680	Boynton Beach, Florida, Revenue Bonds, Charter Schools of Boynton Beach, Series 2012A, 6.800%, 6/01/42 – NPFG Insured	6/22 at 100.00	BBB–	5,830,634

2,810	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	2,460,408

5,775	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007A2, 6.000%, 5/01/38	5/17 at 100.00	N/R	5,219,041

	Boyton Beach, Florida, Clipper Cove Apartments Multifamily Housing Mortgage Revenue Bonds, Refunding Series 2002:
50	5.300%, 1/01/23 – ACA Insured	1/13 at 100.00	BB	50,003
1,985	5.750%, 1/01/28 – ACA Insured	1/13 at 100.00	BB	1,986,151
270	5.450%, 1/01/33 – ACA Insured	1/13 at 100.00	BB	268,996

9,025	Broward County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Pembroke Gardens, Series 1999, 6.150%, 6/01/39 (Mandatory put 6/01/29) (Alternative Minimum Tax)	1/13 at 100.00	N/R	9,026,534

	Capital Projects Finance Authority, Florida, Student Housing Revenue Bonds, Capital Projects Loan Program, Series 2001F-1:
550	5.125%, 10/01/21 – NPFG Insured	10/13 at 100.00	BBB	550,198
11,040	5.000%, 10/01/31 – NPFG Insured	2/13 at 100.00	BBB	11,012,731

2,500	Capital Trust Agency, Florida, Revenue Bonds, Miami Community Charter School Project, Series 2010A, 7.000%, 10/15/40	10/20 at 100.00	N/R	2,664,350

1,420	Caribe Palm Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.850%, 5/01/35	5/15 at 101.00	N/R	1,455,117

3,040	Cascades at Groveland Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.300%, 5/01/36	5/16 at 100.00	N/R	2,424,704

3,000	Century Gardens at Tamiami Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007A, 6.250%, 5/01/37	5/17 at 100.00	N/R	2,981,040

98	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)

$3,705	Coconut Cay Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	$3,737,085

970	Colonial Country Club Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2003, 6.400%, 5/01/33	5/13 at 101.00	A	1,003,756

3,250	Copper Oaks Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/35	5/15 at 100.00	N/R	2,898,675

3,500	Cordoba Ranch Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2006, 5.550%, 5/01/37	5/16 at 100.00	N/R	3,097,920

2,850	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34	5/13 at 101.00	N/R	2,888,219

1,655	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy Residential Services Inc., Series 1995, 8.000%, 6/01/22	12/12 at 100.00	N/R	1,655,364

6,135	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	6,237,393

3,195	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	2,502,196

6,210	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2011B, 7.250%, 5/01/21	No Opt. Call	N/R	6,764,118

4,625	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2002, 6.850%, 5/01/33	5/13 at 101.00	N/R	4,673,331

1,795	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2008, 7.500%, 5/01/15 (4)	No Opt. Call	N/R	1,634,096

1,405	Enclave at Black Point Marina Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.400%, 5/01/37	5/17 at 100.00	N/R	1,436,823

3,020	Enclave at Black Point Marina Community Development District, Florida, Special Assessment Bonds, Series 2007B, 5.200%, 5/01/14	No Opt. Call	N/R	3,056,029

1,970	Flora Ridge Educational Facilities Benefit District, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	1,766,322

4,615	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.750%, 6/15/42	12/21 at 101.00	N/R	5,249,609

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2010A:
1,500	6.000%, 9/15/30	9/20 at 100.00	BBB	1,651,845
4,000	6.000%, 9/15/40	9/20 at 100.00	BBB	4,338,600

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A:
5,000	7.000%, 6/15/26	6/21 at 100.00	BB+	5,784,150
5,275	7.500%, 6/15/33	6/21 at 100.00	BB+	6,164,945
7,500	7.625%, 6/15/41	6/21 at 100.00	BB+	8,788,350

	Florida Housing Finance Agency, Housing Revenue Bonds, Brittany of Rosemont Apartments Phase II, Series 1995C-1:
1,320	6.875%, 8/01/26 – AMBAC Insured (Alternative Minimum Tax)	2/13 at 100.00	N/R	1,321,888
3,295	7.000%, 2/01/35 – AMBAC Insured (Alternative Minimum Tax)	11/12 at 100.00	N/R	3,299,811

4,290	Florida Housing Finance Corporation, Multifamily Mortgage Revenue Bonds, Crossroads Apartments, Series 2010A-2, 7.250%, 8/15/27	8/20 at 100.00	N/R	4,696,006

9,000	Fort Pierce Redevelopment Agency, Florida, Revenue Bonds, Series 2006, 5.000%, 5/01/31 – SYNCORA GTY Insured	5/16 at 100.00	A–	9,370,260

1,800	FSU Financial Assistance Inc., Florida, General Revenue Bonds, Educational and Athletic Facilities Improvements, Refunding Series 2012A, 5.000%, 10/01/30	10/22 at 100.00	A1	2,049,606

	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Doral Breeze Project Series 2012:
750	5.125%, 11/01/22	No Opt. Call	N/R	754,080

Nuveen Investments	99

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)

$975	5.500%, 11/01/32	11/22 at 100.00	N/R	$968,575
2,275	6.000%, 11/01/42	11/22 at 100.00	N/R	2,257,778

2,580	Grand Hampton Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2003, 6.150%, 5/01/34	5/13 at 101.00	N/R	2,618,365

995	Habitat Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.850%, 5/01/35	5/14 at 101.00	N/R	1,004,413

6,940	Harmony Community Development District, Florida, Special Assessment Bonds, Series 2001, 7.250%, 5/01/32	5/14 at 103.25	N/R	7,275,271

5,225	Heritage park Community Development District, Florida, Special Assessment Revenue Bond, Series 2004A, 6.300%, 5/01/35	5/14 at 101.00	N/R	5,318,946

4,085	Heron Isles Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.750%, 5/01/36	5/15 at 101.00	N/R	3,873,601

5,245	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 11797, 17.977%, 5/15/15 (IF)	No Opt. Call	AA	7,723,158

3,130	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 3187, 17.934%, 5/15/15 (IF)	No Opt. Call	AA	4,607,454

1,875	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 3251, 18.450%, 5/15/31 – BHAC Insured (IF)	11/16 at 100.00	AA+	2,828,325

3,670	Hillsborough County Industrial Development Authority, Florida, Charter School Revenue Bonds, Terrace Community Middle School, Series 2007A, 5.125%, 5/15/37	5/17 at 100.00	BBB–	3,607,023

6,705	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Series 2004A, 5.900%, 5/01/35	5/13 at 100.00	N/R	6,721,293

2,325	Islands at Doral Northeast Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2004, 6.250%, 5/01/34	5/14 at 101.00	N/R	2,378,266

	Jacksonville Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Brooks Health System, Tender Option Bond Trust 1004:
5,810	17.883%, 11/01/32 (IF) (5)	11/17 at 100.00	A	7,205,562
2,865	17.887%, 11/01/38 (IF) (5)	11/17 at 100.00	A	3,441,868

11,095	Jacksonville, Florida, Economic Development Commission Health Care Facilities Revenue Bonds, The Florida Proton Therapy Institute Project, Series 2007, 6.250%, 9/01/27	9/17 at 100.00	N/R	12,273,955

2,605	Jacksonville, Florida, Special Revenue Bonds, Tender Option Bond Trust 3918, 17.816%, 4/01/35 (IF) (5)	10/21 at 100.00	Aa2	3,974,292

3,470	Keys Cove Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35	5/15 at 101.00	N/R	3,642,077

10,645	Keys Cove II Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.500%, 5/01/36	5/15 at 100.00	N/R	9,619,993

2,170	Lake Frances Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	1,586,617

	Lakeland, Florida, Educational Facilities Revenue Bonds, Florida Southern College Project, Refunding Series 2012A:
250	5.000%, 9/01/37	9/22 at 100.00	BBB+	268,358
1,000	5.000%, 9/01/42	9/22 at 100.00	BBB+	1,069,250

	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2004A:
2,365	6.100%, 5/01/23	5/14 at 101.00	N/R	2,419,868
4,040	6.250%, 5/01/34	5/14 at 101.00	N/R	4,124,032

	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2012:
3,500	5.250%, 11/01/33	11/22 at 100.00	N/R	3,591,210

100	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)

$5,000	5.750%, 11/01/42	11/22 at 100.00	N/R	$5,126,500

675	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.500%, 5/01/38 (4)	5/17 at 100.00	N/R	277,445

2,390	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007B, 5.250%, 5/01/13 (4)	No Opt. Call	N/R	981,645

1,865	Lee County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Janies Garden Phase 2, Series 2010B, 7.250%, 9/15/47 (Mandatory put 9/15/27)	9/20 at 100.00	N/R	2,005,752

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
10,435	5.250%, 6/15/27	6/17 at 100.00	BB	10,575,246
20,120	5.375%, 6/15/37	6/17 at 100.00	BB	20,179,756

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
2,625	5.500%, 6/15/32	6/22 at 100.00	BB	2,703,908
4,125	5.750%, 6/15/42	6/22 at 100.00	BB	4,247,554

	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Park Royal Psychiatric Hospital, Series 2010:
7,460	9.000%, 12/01/30	12/18 at 104.00	N/R	8,111,631
15,540	9.500%, 12/01/40	12/18 at 104.00	N/R	16,848,313

	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A:
6,800	5.000%, 4/01/32 (UB) (5)	4/17 at 100.00	A	7,132,928
23,920	5.000%, 4/01/37 (UB) (5)	4/17 at 100.00	A	24,962,434

295	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.400%, 5/01/37	5/17 at 100.00	N/R	254,526

10,115	Madison County, Florida, First Mortgage Revenue Bonds, Twin Oaks Project, Series 2005A, 6.000%, 7/01/25	7/15 at 100.00	N/R	9,926,962

4,250	Magnolia Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.600%, 5/01/14 (4)	No Opt. Call	N/R	1,701,658

8,525	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	12/12 at 100.00	BB+	8,558,930

310	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 1995B, 8.050%, 12/15/25 (Alternative Minimum Tax)	12/12 at 100.00	BB+	311,234

1,020	Mediterra South Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 5.100%, 5/01/31	5/22 at 100.00	BBB–	1,050,580

2,880	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Tender Option Bond Trust Series 1009, 18.705%, 10/01/41 (IF) (5)	10/20 at 100.00	A	4,531,680

3,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008, Trust 1145, 17.966%, 4/01/32 – AGC Insured (Alternative Minimum Tax) (IF) (5)	10/18 at 100.00	AA–	4,593,120

3,210	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Tender Option Bond Trust 3271, 20.522%, 6/01/17 – AGM Insured (IF)	No Opt. Call	AA–	4,654,853

	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Series 1997B:
23,395	0.000%, 10/01/29 – NPFG Insured (Pre-refunded 12/23/12)	12/12 at 40.19	A+ (6)	9,249,447
19,445	0.000%, 10/01/30 – NPFG Insured (Pre-refunded 12/23/12)	12/12 at 37.89	A+ (6)	7,242,485
27,085	0.000%, 10/01/31 – NPFG Insured (Pre-refunded 12/23/12)	12/12 at 35.84	A+ (6)	9,525,524
4,380	0.000%, 10/01/32 – NPFG Insured (Pre-refunded 12/23/12)	12/12 at 33.83	A+ (6)	1,458,671
32,815	0.000%, 10/01/33 – NPFG Insured (Pre-refunded 12/23/12)	12/12 at 32.00	A+ (6)	10,275,361
845	0.000%, 10/01/34 – NPFG Insured (Pre-refunded 12/23/12)	12/12 at 30.26	A+ (6)	249,833
1,415	0.000%, 10/01/35 – NPFG Insured (Pre-refunded 12/23/12)	12/12 at 28.62	A+ (6)	397,134
715	0.000%, 10/01/36 – NPFG Insured (Pre-refunded 12/23/12)	12/12 at 27.06	A+ (6)	188,524

Nuveen Investments	101

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)

$850	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Series 1997C, 0.000%, 10/01/28 – NPFG Insured (Pre-refunded 12/23/12)	12/12 at 42.16	A+ (6)	$353,685

	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Series 2005A:
900	0.000%, 10/01/33 – NPFG Insured	10/15 at 39.62	A+	299,808
3,265	0.000%, 10/01/37 – NPFG Insured	10/15 at 32.05	A+	849,520
6,425	0.000%, 10/01/38 – NPFG Insured	10/15 at 30.36	A+	1,572,647
10,180	0.000%, 10/01/39 – NPFG Insured	10/15 at 28.76	A+	2,355,143

	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 11834:
2,065	17.605%, 10/01/33 – AGM Insured (IF)	10/20 at 100.00	Aa2	3,068,445
3,750	17.625%, 10/01/33 – AGM Insured (IF)	10/20 at 100.00	Aa2	5,574,450

	Mid-Bay Bridge Authority, Florida Springing Lien Revenue Bonds, Series 2011:
1,500	7.250%, 10/01/34	10/21 at 100.00	BBB	1,908,450
12,350	7.250%, 10/01/40	10/21 at 100.00	BBB	15,669,680

	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Series 2004A:
325	6.000%, 5/01/24	5/14 at 100.00	N/R	330,814
14,250	6.250%, 5/01/37	5/14 at 100.00	N/R	14,555,948

7,690	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004B, 6.500%, 5/01/37	5/14 at 100.00	N/R	7,882,635

1,330	Mira Lago West Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.375%, 5/01/36	5/15 at 101.00	N/R	1,338,632

	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012:
1,880	4.875%, 5/01/22	No Opt. Call	N/R	1,865,204
3,715	5.375%, 5/01/32	5/23 at 100.00	N/R	3,727,334

3,455	Myrtle Creek Improvement District, Florida, Special Assessment Revenue Bonds, Series 2006A, 5.200%, 5/01/37	5/16 at 100.00	N/R	3,160,392

1,265	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38 (4)	5/17 at 100.00	N/R	634,739

2,320	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.300%, 5/01/16 (4)	No Opt. Call	N/R	1,163,457

1,955	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	1,958,069

	Northern Palm Beach County Improvement District, Florida, Special Assessment Revenue Bonds, Water Control and Improvement Refunding Bonds, Development Unit 16, Series 2012:
2,870	5.125%, 8/01/22	No Opt. Call	N/R	2,953,000
2,755	5.750%, 8/01/32	8/22 at 100.00	N/R	2,820,789

1,020	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	1,032,505

	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Tender Option Bond Trust 1071:
580	16.924%, 10/01/42 (IF) (5)	4/22 at 100.00	A	770,478
885	16.936%, 10/01/42 (IF) (5)	4/22 at 100.00	A	1,175,855
1,915	16.937%, 10/01/42 (IF) (5)	4/22 at 100.00	A	2,544,441
945	16.937%, 10/01/42 (IF) (5)	4/22 at 100.00	A	1,255,603
2,310	16.941%, 10/01/42 (IF) (5)	4/22 at 100.00	A	3,069,436
500	16.959%, 10/01/42 (IF) (5)	4/22 at 100.00	A	664,560
700	16.959%, 10/01/42 (IF) (5)	4/22 at 100.00	A	930,384
625	16.959%, 10/01/42 (IF) (5)	4/22 at 100.00	A	830,700
625	16.959%, 10/01/42 (IF) (5)	4/22 at 100.00	A	830,700
1,750	16.979%, 10/01/42 (IF) (5)	4/22 at 100.00	A	2,325,960
2,000	16.979%, 10/01/42 (IF) (5)	4/22 at 100.00	A	2,658,240

102	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)

$5,865	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	$5,750,046

	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001:
595	5.500%, 12/01/21	12/12 at 100.00	BBB–	596,291
2,200	5.625%, 12/01/31	12/12 at 100.00	BBB–	2,203,102

5,590	Palm Glades Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.300%, 5/01/36	5/16 at 100.00	N/R	4,959,169

2,150	Panther Trails Community Development District, Florida, Special Assessment Bonds, Series 2011, 7.150%, 11/01/41	11/18 at 100.00	N/R	2,317,851

	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012:
810	4.875%, 5/01/22	No Opt. Call	N/R	809,085
1,375	5.375%, 5/01/31	5/22 at 100.00	N/R	1,378,548

14,400	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	5/13 at 100.00	N/R	13,686,336

2,730	Pine Ridge Plantation Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.400%, 5/01/37	5/15 at 100.00	N/R	1,863,252

575	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.000%, 5/01/37	5/17 at 100.00	N/R	578,594

	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007:
4,550	5.000%, 7/01/27 – NPFG Insured	7/17 at 100.00	BBB	4,775,271
14,010	5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	BBB	14,588,193

2,650	Punta Gorda Housing Authority, Florida, Gulf Breeze Apartments Multifamily Housing Revenue Bonds, Series 2007A, 6.125%, 1/01/45 (Mandatory put 11/01/24) (Alternative Minimum Tax)	1/22 at 100.00	N/R	2,674,698

	Randal Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2012:
500	5.750%, 11/01/22	No Opt. Call	N/R	506,065
1,250	6.125%, 11/01/32	No Opt. Call	N/R	1,285,738
1,000	6.875%, 11/01/42	11/32 at 100.00	N/R	1,034,810

4,535	Renaissance Commons Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.600%, 5/01/36	5/15 at 100.00	N/R	4,253,830

3,250	Renaissance Community Development District, Lee County, Florida, Special Assessment Bonds, Refunding Series 2012, 5.550%, 5/01/33	5/22 at 100.00	N/R	3,283,443

	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2002A:
3,500	7.375%, 5/01/33 (4)	5/13 at 100.00	N/R	3,571,050
1,550	7.375%, 5/01/33 (4)	5/13 at 100.00	N/R	761,608

1,965	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2005, 5.800%, 5/01/36 (4)	5/13 at 101.00	N/R	885,331

3,000	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004A-1, 6.250%, 5/01/36	5/22 at 100.00	N/R	2,853,570

2,000	Sail Harbour Community Development District, Florida, Special Assessment Revenue Bonds, Series 05A, 5.500%, 5/01/36 – RAAI Insured	5/14 at 100.00	N/R	2,060,480

	Saint Lucie West Services District, Florida, Utility Revenue Bonds, Series 2004:
2,140	5.250%, 10/01/34 – NPFG Insured	10/14 at 101.00	BBB	2,209,657
455	5.000%, 10/01/38 – NPFG Insured	10/14 at 101.00	BBB	467,585

	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A:
3,225	5.750%, 10/01/22	10/17 at 100.00	BBB–	3,537,083
3,000	5.500%, 10/01/24	10/17 at 100.00	BBB–	3,235,740
21,150	5.250%, 10/01/27	10/17 at 100.00	BBB–	22,459,185

8,545	Somerset Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/37	5/15 at 101.00	N/R	6,344,748

Nuveen Investments	103

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)

$2,225	South Kendall Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2008A, 6.750%, 11/01/38	11/16 at 100.00	N/R	$2,339,120

8,850	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 1117, 8.329%, 2/15/28 (IF)	8/17 at 100.00	AA	9,795,888

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 2749:
750	16.696%, 8/15/23 (IF)	8/17 at 100.00	AA	1,125,210
6,250	15.213%, 8/15/42 (IF)	8/17 at 100.00	AA	7,802,000

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Trust 1030:
2,130	15.362%, 8/15/15 (IF) (5)	No Opt. Call	AA	3,255,535
3,835	15.379%, 8/15/15 (IF) (5)	No Opt. Call	AA	5,863,830

1,255	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Series 2005A, 5.700%, 5/01/35	5/13 at 100.00	N/R	1,146,819

2,000	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012, 5.125%, 5/01/33	5/22 at 100.00	BBB–	2,084,780

	St Johns County Industrial Development Authority, Florida, Health Care Revenue Bonds, Glenmoor at Saint Johns, Series 2006A:
2,300	5.250%, 1/01/26	10/16 at 100.00	N/R	2,217,246
8,500	5.375%, 1/01/40	10/16 at 100.00	N/R	7,719,870

965	Stoenbrier Community Development District, Hillsborough County Florida, Special Assessment Bonds, Series 2006, 5.500%, 5/01/37	5/16 at 100.00	N/R	958,583

	Terra Bella Community Development District, Pasco County, Florida, Special Assessment Bonds, Series 2011A:
550	6.750%, 11/01/27	11/18 at 100.00	N/R	585,888
2,685	7.850%, 11/01/41	11/18 at 100.00	N/R	2,905,573

8,985	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	6,447,366

21,280	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	12,258,770

11,100	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	4,703,847

	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3:
340	6.375%, 5/01/17 (4)	No Opt. Call	N/R	3
1,560	6.450%, 5/01/23 (4)	5/18 at 100.00	N/R	16
2,060	6.550%, 5/01/27 (4)	5/18 at 100.00	N/R	21
8,840	6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	88

12,095	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (4)	5/17 at 100.00	N/R	121

	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT:
65	6.375%, 5/01/17 (4)	No Opt. Call	N/R	35,198
205	6.450%, 5/01/23 (4)	5/18 at 100.00	N/R	110,073
260	6.550%, 5/01/27 (4)	5/18 at 100.00	N/R	139,438
1,155	6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	618,710

5,515	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007A-1. RMKT, 5.250%, 5/01/39 (4)	5/17 at 100.00	N/R	2,961,720

	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1:
705	6.375%, 5/01/17	No Opt. Call	N/R	686,367
2,655	6.450%, 5/01/23	5/17 at 100.00	N/R	2,595,183

104	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)

$3,460	6.550%, 5/01/27	5/17 at 100.00	N/R	$3,389,139
2,395	5.250%, 5/01/39	5/17 at 100.00	N/R	2,311,343
15,190	6.650%, 5/01/40	5/17 at 100.00	N/R	14,932,833

41,010	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	BB	40,380,497

	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2:
1,970	6.375%, 5/01/17 (4)	No Opt. Call	N/R	909,273
6,180	6.450%, 5/01/23 (4)	5/18 at 100.00	N/R	2,819,007
8,045	6.550%, 5/01/27 (4)	5/18 at 100.00	N/R	3,662,406
35,310	6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	16,040,274

10,500	Trails Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.375%, 5/01/38 (4)	5/16 at 100.00	N/R	7,224,420

	Triple Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2012:
750	6.750%, 11/01/32 – AGM Insured	No Opt. Call	N/R	769,973
650	6.125%, 11/01/32 – AGM Insured	No Opt. Call	N/R	672,471

	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1:
590	5.000%, 5/01/23	5/22 at 100.00	N/R	593,103
500	5.500%, 5/01/34	5/22 at 100.00	N/R	501,465
500	6.125%, 5/01/42	5/22 at 100.00	N/R	501,140

	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2:
1,000	5.000%, 5/01/23	5/22 at 100.00	N/R	999,840
1,000	5.500%, 5/01/34	5/22 at 100.00	N/R	1,002,930

	Villa Vizcaya Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007:
1,520	5.350%, 5/01/13 (4)	No Opt. Call	N/R	767,190
1,000	5.350%, 5/01/17 (4)	No Opt. Call	N/R	504,930
1,500	5.550%, 5/01/39 (4)	5/17 at 100.00	N/R	757,785

3,675	Village Center Community Development District, Florida, Recreational Revenue Bonds, Series 2003A, 5.000%, 11/01/32 – NPFG Insured	11/13 at 101.00	BBB	3,707,671

1,875	Village Center Community Development District, Florida, Recreational Revenue Bonds, Series 2004A, 5.125%, 11/01/36 – NPFG Insured	11/14 at 101.00	BBB	1,896,019

3,050	Waters Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/36	5/15 at 101.00	N/R	3,029,748

	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003:
9,760	6.000%, 5/01/23	5/13 at 101.00	N/R	9,822,074
27,845	6.125%, 5/01/35	5/13 at 101.00	N/R	27,957,494
1,166,225	Total Florida			1,021,360,028
	Georgia – 1.8%

6,175	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	7,328,614

3,000	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	3,560,460

500	Augusta, Georgia, Airport Revenue Bonds, Series 2005A, 5.150%, 1/01/35	1/15 at 100.00	Baa2	501,335

	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
890	5.250%, 12/01/22	11/12 at 100.00	B+	834,233
95	5.375%, 12/01/28	12/12 at 100.00	B+	85,128

10,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	B–	13,124,895

Nuveen Investments	105

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia (continued)

$12,830	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009B, 9.000%, 6/01/35 (Alternative Minimum Tax)	6/15 at 100.00	B–	$14,350,355

	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
3,490	5.250%, 12/01/22	12/14 at 100.00	BBB–	3,557,357
3,310	5.000%, 12/01/26	12/14 at 100.00	BBB–	3,366,800

	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010:
5,300	7.625%, 12/01/30	12/20 at 100.00	N/R	5,945,116
5,200	8.000%, 12/01/40	12/20 at 100.00	N/R	5,805,176
3,500	8.125%, 12/01/45	12/20 at 100.00	N/R	3,901,835

	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006A:
3,500	5.000%, 7/01/27	7/17 at 100.00	N/R	3,502,660
8,000	5.125%, 7/01/37	7/17 at 100.00	N/R	7,783,280
32,400	5.125%, 7/01/42	7/17 at 100.00	N/R	31,352,184

4,000	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006B, 7.300%, 7/01/42	No Opt. Call	N/R	4,000,520

1,360	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, St. Anne’s Terrace, Series 2003, 7.625%, 12/01/33	12/13 at 102.00	N/R	1,418,181

200	Fulton County Residential Care Facilities Elderly Authority, Georgia, Revenue Bonds, Canterbury Court, Refunding Series 2004A, 6.125%, 2/15/34	2/14 at 101.00	N/R	204,500

26,359	Georgia Local Governments, Certificates of Participation, Georgia Municipal Association, Series 1998A, 4.750%, 6/01/28 – NPFG Insured	No Opt. Call	BBB	27,195,107

750	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/17	No Opt. Call	A	841,800

6,195	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.500%, 9/15/28	No Opt. Call	A	7,370,935

1,600	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.000%, 10/01/32	10/21 at 100.00	Baa2	1,728,304
139,154	Total Georgia			147,758,775
	Guam – 0.6%

6,000	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A, 6.875%, 12/01/40	12/20 at 100.00	B	6,617,760

	Guam Government, General Obligation Bonds, 2009 Series A:
6,000	6.750%, 11/15/29	11/19 at 100.00	B+	6,755,400
29,930	7.000%, 11/15/39	11/19 at 100.00	B+	33,889,739
41,930	Total Guam			47,262,899
	Hawaii – 0.3%

4,085	Hawaii Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	3,921,273

5,205	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds, Wilikina Apartments Project, Series 2012A, 6.750%, 5/01/47	5/22 at 100.00	BBB–	5,695,571

9,065	Hawaii State Department of Transportation, Special Facility Revenue Bonds, Continental Airlines Inc., Series 1997, 5.625%, 11/15/27	11/12 at 100.00	B	9,064,637

875	Hawaii State Department of Transportation, Special Facility Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 6/01/20 (Alternative Minimum Tax)	11/12 at 100.00	B	875,271

	Kauai County, Hawaii, Special Tax Bonds, Community Facilities District 2008-1 Kukuiula Development Project, Series 2012:
1,100	5.625%, 5/15/33	5/22 at 100.00	N/R	1,143,582

106	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Hawaii (continued)

$3,000	5.750%, 5/15/42	5/22 at 100.00	N/R	$3,118,200
23,330	Total Hawaii			23,818,534
	Idaho – 0.1%

3,920	Harris Ranch Community Infrastructure District 1, Boise, Idaho, Special Assessment Bonds, Assessment Area One, Series 2011, 9.000%, 9/01/40	9/21 at 100.00	N/R	4,410,157

3,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Tender Option Bond Trust 1102, 17.125%, 3/01/47 – AGM Insured (IF) (5)	3/22 at 100.00	A	4,015,170

1,000	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Liberty Charter School, Inc, Series 2008A, 6.000%, 6/01/38	6/18 at 100.00	BBB	1,084,060
7,920	Total Idaho			9,509,387
	Illinois – 8.3%

3,865	Bellwood, Illinois, General Obligation Bonds, Series 2006, 4.500%, 12/01/29 – SYNCORA GTY Insured	12/16 at 100.00	N/R	3,817,229

7,850	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	1/15 at 102.00	N/R	5,579,152

4,000	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Forest City Project, Series 2005, 5.900%, 3/01/27	3/15 at 102.00	N/R	3,704,200

3,780	Bolingbrook, Will and DuPage Counties, Illinois, Wastewater Facilities Revenue Bonds, Crossroads Treatment LLC, Series 2005, 6.600%, 1/01/35	1/15 at 102.00	N/R	3,612,584

2,905	Bradley, Illinois, Tax Increment Bonds, Bradley Commons, Series 2007, 6.100%, 1/01/27	1/17 at 102.00	N/R	2,941,864

931	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	940,897

12,000	CenterPoint Intermodal Center Program, Illinois, Trust Series 2004 Class A Certificates, 5.950%, 6/15/23	12/12 at 100.00	N/R	12,010,320

6,165	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26	11/12 at 100.00	N/R	6,163,151

9,525	Chicago, Illinois, Chicago O’Hare International Airport Special Facility Revenue Refunding Bonds, American Air Lines, Inc. Project, Series 2007, 5.500%, 12/01/30 (4)	12/12 at 100.00	N/R	6,216,206

535	Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero Redevelopment Project, Series 1998, 7.000%, 1/01/14	1/13 at 100.00	N/R	536,380

31,595	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B2	32,879,337

2,469	Crystal Lake Special Service Area 46, Illinois, Limited Tax Obligation Bonds, Series 2007, 5.750%, 3/01/36	3/17 at 100.00	N/R	2,323,996

355	Deerfield, Illinois, Educational Facility Revenue Bonds, Chicagoland Jewish High School Project, Capital Appreciation Series 2011B, 0.000%, 10/01/31	1/13 at 33.07	N/R	77,628

669	Deerfield, Illinois, Educational Facility Revenue Bonds, Chicagoland Jewish High School Project, Series 2011A, 6.000%, 10/01/42	5/14 at 102.00	N/R	552,654

	Evanston, Illinois, Educational Facility Revenue Bonds, Roycemore School Project, Series 2011:
7,865	7.750%, 7/01/30	7/21 at 100.00	N/R	8,741,790
1,545	8.000%, 7/01/35	7/21 at 100.00	N/R	1,741,292
2,000	8.250%, 7/01/41	7/21 at 100.00	N/R	2,262,920

5,000	Gilberts, Illinois, Special Service Area 19 Special Tax Bonds, The Conservancy Project, Series 2006-1, 5.375%, 3/01/16 (4)	No Opt. Call	N/R	1,751,450

2,500	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	2,679,425

Nuveen Investments	107

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)

$3,900	Hillside, Cook County, Illinois, Senior Lien Tax Increment Revenue Bonds, Mannheim Redevelopment Project, Series 2008, 7.000%, 1/01/28	1/18 at 102.00	N/R	$3,940,950

790	Illinois Development Finance Authority, Environmental Services Revenue Bonds, Citgo Petroleum Corporation Project, Series 2002, 8.000%, 6/01/32 (Alternative Minimum Tax)	11/12 at 100.00	BB+	791,185

2,000	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 5.500%, 5/15/23	5/15 at 100.00	BBB–	2,057,920

3,250	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/36	12/16 at 100.00	BBB+	3,339,148

2,000	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 7.125%, 10/01/41	10/21 at 100.00	BBB–	2,332,880

40,600	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B2	42,250,390

200	Illinois Finance Authority, Revenue and Refunding Bonds, Roosevelt University Project, Series 2009, 6.500%, 4/01/44	10/19 at 100.00	BBB+	226,586

	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A:
3,410	7.750%, 5/15/30	5/20 at 100.00	N/R	4,015,173
10,000	8.000%, 5/15/40	5/20 at 100.00	N/R	11,802,800
10,625	8.000%, 5/15/46	5/20 at 100.00	N/R	12,540,475

5,140	Illinois Finance Authority, Revenue Bonds, Central Baptist Village, Series 2007, 5.375%, 11/15/39	11/17 at 100.00	N/R	4,974,184

	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Tender Option Bond Trust 1098:
1,500	17.906%, 8/15/15 – AGC Insured (IF) (5)	No Opt. Call	AA–	2,043,960
1,625	17.444%, 2/15/39 – AGC Insured (IF) (5)	8/18 at 100.00	AA–	2,119,715
2,495	17.444%, 8/15/47 – AGC Insured (IF) (5)	8/18 at 100.00	AA–	3,254,578
550	17.933%, 8/15/47 – AGC Insured (IF) (5)	8/18 at 100.00	AA–	716,678
625	18.010%, 8/15/47 – AGC Insured (IF) (5)	8/18 at 100.00	AA–	815,275

935	Illinois Finance Authority, Revenue Bonds, De Kalb Supportive Living Project, Series 2007, 6.100%, 12/01/41 (Alternative Minimum Tax)	12/17 at 102.00	N/R	932,410

1,000	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	BBB+	1,085,560

	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A:
6,670	5.000%, 4/01/31	4/16 at 100.00	Baa3	6,364,581
14,250	5.000%, 4/01/36	4/16 at 100.00	Baa3	13,290,833

6,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa3	6,582,120

	Illinois Finance Authority, Revenue Bonds, Kewanee Hospital, Series 2006:
3,565	5.000%, 8/15/26	8/16 at 100.00	N/R	3,620,008
6,995	5.100%, 8/15/31	8/16 at 100.00	N/R	7,062,991

1,720	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 6.000%, 10/01/48	10/22 at 100.00	BBB–	1,795,663

10,550	Illinois Finance Authority, Revenue Bonds, Midwest Regional Medical Center Galena-Stauss Hospital, Series 2006, 6.750%, 10/01/46	10/16 at 100.00	N/R	9,569,061

	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A:
315	5.250%, 5/15/15	No Opt. Call	N/R	327,458
2,900	5.500%, 5/15/26	5/17 at 100.00	N/R	2,964,061
9,700	5.750%, 5/15/38	5/17 at 100.00	N/R	9,842,590
350	5.400%, 5/15/38	11/12 at 100.00	N/R	349,965

3,125	Illinois Finance Authority, Revenue Bonds, Northshore University HealthSystem, Tender Option Bond Trust 3764, 17.640%, 5/01/26 (IF) (5)	5/20 at 100.00	AA	4,636,875

108	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)

$34,500	Illinois Finance Authority, Revenue Bonds, Northwestern University, Series 2006, 5.000%, 12/01/42 (UB)	12/15 at 100.00	AAA	$38,251,530

	Illinois Finance Authority, Revenue Bonds, Northwestern University, Tender Option Bond Trust 11783:
490	19.405%, 2/15/19 (IF)	No Opt. Call	AA–	766,027
625	19.405%, 2/15/31 (IF)	8/19 at 100.00	AA–	948,025

1,900	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37 (UB) (5)	11/17 at 100.00	A	2,090,817

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bond Trust 4702:
1,125	19.404%, 11/15/33 (IF) (5)	11/17 at 100.00	A	1,618,009
4,880	20.409%, 5/15/39 (IF) (5)	5/20 at 100.00	A	8,066,982
1,750	20.414%, 5/15/39 (IF) (5)	5/20 at 100.00	A	2,893,170
4,385	20.434%, 5/15/39 (IF) (5)	5/20 at 100.00	A	7,249,457

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bonds Trust 1115:
3,525	16.845%, 5/15/41 (IF) (5)	5/22 at 100.00	A	4,674,432
2,500	16.845%, 5/15/41 (IF) (5)	5/22 at 100.00	A	3,315,200
6,190	13.870%, 5/15/41 (IF) (5)	5/22 at 100.00	A	6,218,412

14,545	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BB+	13,817,023

1,110	Illinois Finance Authority, Revenue Bonds, Provena Health Series 2010A, 6.000%, 5/01/28	5/20 at 100.00	BBB+	1,280,196

8,120	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	10,550,884

10,505	Illinois Finance Authority, Revenue Bonds, Rogers Park Montessori School, Series 2004, 7.125%, 11/01/34	11/14 at 102.00	N/R	10,946,210

9,040	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/38 (UB) (5)	11/18 at 100.00	A2	11,406,039

2,450	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009B, 7.250%, 11/01/38 (UB) (5)	11/18 at 100.00	A2	3,091,239

5,550	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39 (UB) (5)	5/19 at 100.00	A2	6,854,472

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Tender Option Bonds Trust 1017:
300	22.017%, 11/01/39 (IF) (5)	5/19 at 100.00	A2	575,520
315	22.830%, 11/01/39 (IF) (5)	5/19 at 100.00	A2	608,797
815	22.938%, 11/01/39 (IF) (5)	5/19 at 100.00	A2	1,600,815
1,065	22.954%, 11/01/39 (IF) (5)	5/19 at 100.00	A2	2,063,917
3,067	22.994%, 11/01/39 (IF) (5)	5/19 at 100.00	A2	5,948,845
250	23.007%, 11/01/39 (IF) (5)	5/19 at 100.00	A2	485,040

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009:
650	6.875%, 8/15/38	8/19 at 100.00	BBB+	775,860
23,000	7.000%, 8/15/44	8/19 at 100.00	BBB+	27,586,890

	Illinois Finance Authority, Revenue Bonds, Swedish American Hospital, Tender Option Bond Trust 1116:
2,500	13.816%, 11/15/39 (IF) (5)	11/22 at 100.00	A	2,512,000
1,405	16.743%, 11/15/43 (IF) (5)	11/22 at 100.00	A	1,828,565

	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust 3908:
665	21.094%, 2/15/19 – AGM Insured (IF) (5)	No Opt. Call	AA–	1,114,487
1,030	21.209%, 2/15/19 – AGM Insured (IF) (5)	No Opt. Call	AA–	1,730,153

2,285	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 11783-1, 19.405%, 2/15/31 (IF)	8/19 at 100.00	AA–	3,465,979

Nuveen Investments	109

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 3907:
$3,025	19.560%, 2/15/19 (IF) (5)	No Opt. Call	AA–	$4,719,726
4,250	19.560%, 2/15/35 (IF) (5)	2/21 at 100.00	AA–	6,631,020

3,470	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+	3,693,364

	Illinois Finance Authority, Student Housing Revenue Bonds, MJH Education Assistance Illinois IV LLC, Fullerton Village Project, Series 2004A:
50	5.000%, 6/01/13 (4)	No Opt. Call	Ca	42,998
1,060	5.000%, 6/01/13 (4)	No Opt. Call	Ca	911,547
1,160	5.000%, 6/01/13 (4)	No Opt. Call	Ca	997,542
1,225	5.000%, 6/01/13 (4)	No Opt. Call	Ca	1,053,439
1,290	5.000%, 6/01/14 (4)	No Opt. Call	Ca	1,109,336
1,115	5.000%, 6/01/16 (4)	No Opt. Call	Ca	958,844
7,540	5.500%, 6/01/19 (4)	6/14 at 100.00	Ca	6,484,023
6,905	5.000%, 6/01/24 (4)	6/14 at 100.00	Ca	5,937,955
14,590	5.125%, 6/01/35 (4)	6/14 at 100.00	Ca	12,546,671

2,600	Illinois Health Facilities Authority, Revenue Bonds, Smith Crossing, Series 2003A, 7.000%, 11/15/32	11/13 at 100.00	N/R	2,630,940

2,120	Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Tender Option Bond Trust 3721, 17.982%, 2/01/33 (IF) (5)	8/18 at 100.00	AA	2,550,911

22,010	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Series 2006, 4.850%, 4/20/41 (Alternative Minimum Tax) (UB) (5)	4/16 at 100.00	AA+	22,743,373

2,710	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	A	3,047,503

	Illinois State, General Obligation Bonds, Series 2012A:
1,700	5.000%, 3/01/36	3/22 at 100.00	A	1,847,118
1,600	5.000%, 3/01/37	3/22 at 100.00	A	1,738,464

23,435	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	15,905,100

	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2:
5,260	5.500%, 1/01/25 – ACA Insured	1/16 at 100.00	CCC	3,416,528
3,000	5.500%, 1/01/30 – ACA Insured	1/16 at 100.00	CCC	1,949,010
11,115	5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	CCC	7,224,639

	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
1,595	5.250%, 1/01/25	1/16 at 100.00	CCC	834,217
3,675	5.250%, 1/01/30	1/16 at 100.00	CCC	1,903,503
1,745	5.250%, 1/01/36	1/16 at 100.00	CCC	895,028

12,431	Lombard Public Facilities Corporation, Illinois, Third Tier Conference Center and Hotel Revenue Bonds, Series 2005C-3, 12.000%, 1/01/36 (4)	7/18 at 100.00	N/R	2,730,468

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Tender Option Bond Trust 3297:
3,500	17.769%, 6/15/20 – NPFG Insured (Alternative Minimum Tax) (IF) (5)	No Opt. Call	AAA	5,037,620
5,000	17.775%, 6/15/20 – NPFG Insured (Alternative Minimum Tax) (IF) (5)	No Opt. Call	AAA	7,197,400

625	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Tender Option Bond Trust 3861, 17.740%, 6/15/42 (IF) (5)	6/20 at 100.00	AAA	926,850

20,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/33 – NPFG Insured	No Opt. Call	AAA	7,535,600

9,300	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 3220, 18.566%, 6/15/42 (IF) (5)	6/20 at 100.00	AAA	13,143,876

110	Nuveen Investments

Principal Amount (000)		Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
		Illinois (continued)

$3,242		Minooka, Illinois, Special Assessment Bonds, Lakewood Trails Project, Series 2003, 6.625%, 3/01/33	3/13 at 102.00	N/R	$3,316,631

4,685		Pingree Grove Village, Illinois, Charter School Revenue Bonds, Cambridge Lakes Learning Center, Series 2007, 6.000%, 6/01/36	6/16 at 102.00	N/R	4,252,434

5,680		Pingree Grove Village, Illinois, Special Service Area 7, Cambridge Lakes Project, Special Tax Bonds, Series 2006-1, 6.000%, 3/01/36	3/16 at 102.00	N/R	5,712,830

5,790		Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 2 – Cambridge Lakes Project, Series 2005-2, 6.000%, 3/01/35	3/15 at 102.00	N/R	5,857,569

2,134		Plano Special Service Area 1, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2004A, 6.200%, 3/01/34	3/14 at 102.00	N/R	2,195,075

4,291		Plano Special Service Area 3, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2005A, 6.100%, 3/01/35	3/15 at 102.00	N/R	4,430,372

3,570		Quad Cities Regional Economic Development Authority, Illinois, Multifamily Housing Revenue Bonds, Heritage Woods of Moline SLF Project, Series 2006, 6.000%, 12/01/41	12/16 at 102.00	N/R	3,418,596

—	(13)	Robbins, Illinois, Resource Recovery Revenue Bonds, Restructuring Project Guaranteed by Foster Wheeler Ltd., Series 1999C, 7.250%, 10/15/24 (Alternative Minimum Tax)	No Opt. Call	N/R	192

2,600		Rosemont, Illinois, Tax Increment Bonds, River Road Hotel Partners Project, Series 2007, 5.100%, 12/30/23	11/12 at 100.00	N/R	2,313,896

		Saint Charles, Kane and DuPage Counties, Illinois, Senior Lien Limited Incremental Sales Tax Revenue Bonds, Series 2008 Zylstra Project:
2,855		6.950%, 1/01/21	1/18 at 100.00	N/R	2,955,753
2,000		6.950%, 1/01/25	1/18 at 100.00	N/R	2,001,600

3,610		Southwestern Illinois Development Authority Local Government Program Revenue Bonds, Granite City Project, Series 2009C, 7.750%, 3/01/22	3/14 at 100.00	N/R	3,693,283

3,140		Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Granite City Project, Series 2009B, 7.750%, 3/01/22	3/14 at 100.00	N/R	3,212,440

1,000		Southwestern Illinois Development Authority, Revenue Bonds, Anderson Hospital, Series 2006, 5.125%, 8/15/36	2/17 at 100.00	BBB–	1,013,740

19,045		Springfield, Illinois, Electric Revenue Bonds, Series 2006, 5.000%, 3/01/35 – NPFG Insured	3/16 at 100.00	A	19,816,894

3,000		Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	3/17 at 102.00	N/R	3,204,060

1,750		Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special Assessment Bonds, Series 2009, 7.875%, 3/01/32	3/17 at 102.00	N/R	1,893,693

7,699		Volo Village, Illinois, Special Service Area 3 Special Tax Bonds, Symphony Meadows Project 1, Series 2006, 6.000%, 3/01/36 (Mandatory put 2/29/16)	3/16 at 102.00	N/R	6,835,249

2,275		Waukegan, Illinois, Special Assessment Improvement Bonds, Fountain Square, Series 2005, 6.125%, 3/01/30	3/15 at 102.00	N/R	2,051,345

770		Wayne Village, Illinois, Special Service Area 5 Assessment Bonds, Series 2007, 5.800%, 1/15/23	1/18 at 100.00	N/R	738,461

3,120		Wheeling, Illinois, Tax Increment Revenue Bonds, North Milwaukee/Lake-Cook TIF Project, Series 2005, 6.000%, 1/01/25	1/13 at 102.00	N/R	3,138,533

3,484		Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 1 – Woods Creek, Series 2004, 6.750%, 3/01/34	3/14 at 102.00	N/R	3,597,787

2,325		Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/26	1/17 at 102.00	N/R	1,636,079

7,285		Yorkville United City, Illinois, Special Service Area 2006-113 Cannonball & Beecher Special Tax Bonds, Series 2007, 5.750%, 3/01/28	3/17 at 102.00	N/R	7,392,308

4,195		Yorkville, Illinois, Special Service Area 2005-108 Assessment Bonds, Autumn Creek Project, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R	4,007,316
691,522		Total Illinois			695,544,289

Nuveen Investments	111

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana – 2.1%

$1,435	Anderson, Indiana, Multifamily Housing Revenue Bonds, Cross Lakes and Giant Oaks Apartments, Series 2011A, 7.250%, 12/01/45	12/20 at 100.00	A–	$1,637,722

865	Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A, 6.650%, 7/15/14	7/13 at 101.50	N/R	894,324

	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006:
7,310	5.125%, 8/01/29	8/16 at 100.00	Baa2	7,755,106
125	5.250%, 8/01/36	8/16 at 100.00	Baa2	132,370

6,360	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1998, 5.500%, 9/01/28 (Alternative Minimum Tax)	No Opt. Call	B–	6,034,177

835	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1999, 6.375%, 8/01/29	11/12 at 100.00	B–	835,142

1,595	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender Option Bond Trust 10-77W, 18.814%, 4/01/30 – AMBAC Insured (IF) (5)	No Opt. Call	AA	3,284,073

3,750	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Tender Option Bond Trust 2882, 17.744%, 4/15/17 (IF)	No Opt. Call	A2	6,506,250

2,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BB+	2,636,472

6,360	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	BB	6,570,580

1,330	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.000%, 12/01/19	No Opt. Call	BB	1,486,528

3,725	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health Services, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	BBB+	4,061,703

	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Tender Option Bond Trust 3611:
1,250	18.735%, 6/01/17 (IF) (5)	No Opt. Call	AA	1,839,450
3,085	18.761%, 6/01/17 (IF) (5)	No Opt. Call	AA	4,539,146
1,460	18.614%, 6/01/17 (IF) (5)	No Opt. Call	AA	2,147,879
5,000	15.569%, 12/01/32 (IF) (5)	12/19 at 100.00	AA	7,357,800
330	18.735%, 12/01/32 (IF) (5)	12/19 at 100.00	AA	485,615

	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust 3301:
1,500	17.516%, 5/15/31 (IF) (5)	11/16 at 100.00	AA+	1,980,720
2,750	17.893%, 5/15/31 (IF) (5)	11/16 at 100.00	AA+	3,631,320

2,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Community Foundation of Northwest Indiana, Series 2004A, 6.000%, 3/01/34	3/14 at 101.00	A–	2,093,080

1,450	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A–	1,567,711

10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured (UB)	1/19 at 100.00	AA–	11,376,400

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Tender Option Bond Trust 11779:
310	19.045%, 1/01/17 – AGC Insured (IF)	No Opt. Call	AA–	480,674
2,500	19.045%, 1/01/17 – AGC Insured (IF)	No Opt. Call	AA–	3,876,400
6,250	19.045%, 1/01/32 – AGC Insured (IF)	1/19 at 100.00	AA–	9,691,000
4,995	20.021%, 1/01/32 – AGC Insured (IF)	1/19 at 100.00	AA–	7,937,005

980	Monroe County, Indiana, Multifamily Housing Revenue Bonds, Canterbury House Apartments Project, Series 2001B, Pass through Certificates Series 2002-1, 5.900%, 11/01/34 (Mandatory put 11/01/22)	1/13 at 100.00	Baa1	980,608

112	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)

$1,550	Portage, Indiana, Economic Development Revenue Bonds, Ameriplex Project, Series 2006, 5.000%, 1/15/27	7/16 at 100.00	A	$1,611,473

3,643	Portage, Indiana, Special Improvement District Revenue Bonds, Marina Shores Project, Series 2005, 6.375%, 3/01/35 (4)	3/15 at 102.00	N/R	1,275,706

8,500	Rockport, Indiana, Revenue Bonds, AK Steel Corporation, Series 2012, 7.000%, 6/01/28 (Alternative Minimum Tax)	2/22 at 100.00	B+	8,911,230

	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005:
3,065	5.250%, 2/15/23 (4)	2/15 at 100.00	N/R	368,076
2,500	5.375%, 2/15/34 (4)	2/15 at 100.00	N/R	300,225

2,155	St. Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	7/15 at 103.00	N/R	2,257,600

230	St. Joseph County, Indiana, Economic Development Revenue Bonds, Holy Cross Village at Notre Dame, Series 2006A, 5.550%, 5/15/19	11/12 at 100.00	N/R	230,242

	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011:
5,000	7.750%, 9/01/31	9/21 at 100.00	N/R	6,122,100
5,000	8.000%, 9/01/41	9/21 at 100.00	N/R	6,084,050

	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007:
2,000	5.700%, 9/01/37	9/17 at 100.00	N/R	2,071,280
15,000	5.750%, 9/01/42	9/17 at 100.00	N/R	15,515,550
29,500	5.800%, 9/01/47	9/17 at 100.00	N/R	30,579,405
158,093	Total Indiana			177,146,192
	Iowa – 0.9%

12,000	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	12,792,960

40,535	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB–	41,421,500

5,465	Iowa Finance Authority, Multifamily Housing Bonds, Series 2006A, 4.600%, 7/01/41 (UB)	7/16 at 100.00	AA	5,633,484

1,000	Iowa Finance Authority, Senior Housing Revenue Bonds, Bethany Life Communities, Series 2006A, 5.550%, 11/01/41	11/13 at 100.00	N/R	1,003,370

2,000	Iowa Higher Education Loan Authority, Private College Facility Revenue Refunding Bonds, Upper Iowa University Project, Series 2010, 5.750%, 9/01/30	9/20 at 100.00	BBB	2,246,120

	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
11,425	5.500%, 6/01/42	6/15 at 100.00	B+	10,534,421
2,075	5.625%, 6/01/46	6/15 at 100.00	B+	1,960,149

1,000	Pottawattamie County, Iowa, Revenue Bonds, Christian Homes, Inc. Obligated Group, Series 2007E, 5.750%, 5/15/31	5/17 at 100.00	BBB–	1,053,300

2,250	Scott County, Iowa, Revenue Bonds, Ridgecrest Village, Series 2006, 5.250%, 11/15/27	11/16 at 100.00	BBB–	2,282,603
77,750	Total Iowa			78,927,907
	Kansas – 0.6%

1,000	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company, Series 2005, 4.650%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	BBB	1,038,410

5,405	Fredonia, Kansas, Hospital Revenue Bonds, Series 2007, 6.125%, 8/15/37	8/17 at 100.00	N/R	5,515,370

	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc, Refunding & Improvement Series 2007:
1,650	5.250%, 5/15/22	5/17 at 100.00	N/R	1,725,059
490	5.500%, 5/15/39	5/17 at 100.00	N/R	500,025

Nuveen Investments	113

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kansas (continued)

$1,000	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B, 5.125%, 5/15/42	5/14 at 103.00	N/R	$1,001,700

	Olathe, Kansas, Tax Increment Revenue Bonds, Gateway Area 1 Special Obligation Series 2006:
1,000	5.000%, 3/01/16 (4)	No Opt. Call	N/R	565,450
4,780	5.000%, 3/01/26 (4)	3/16 at 100.00	N/R	2,503,334

2,790	Olathe, Kansas, Transportation Development District Sales Tax Revenue Bonds, Gateway Project Area lA, Series 2006, 5.000%, 12/01/28 (4)	12/16 at 100.00	N/R	1,117,590

	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A:
18,500	5.250%, 1/01/32 – AMBAC Insured	1/17 at 100.00	BB+	18,869,260
1,960	5.125%, 1/01/32 – AMBAC Insured	1/17 at 100.00	BB+	1,989,949

25,180	Wyandotte County – Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB	16,891,248
63,755	Total Kansas			51,717,395
	Kentucky – 0.3%

8,000	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.375%, 6/01/40	6/20 at 100.00	BBB+	9,540,560

3,070	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Tender Option Bond Trust 1068, 17.873%, 8/15/46 (IF) (5)	8/21 at 100.00	AA–	4,448,584

1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA–	1,114,760

1,000	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa3	1,094,510

5,215	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37 (Pre-refunded 2/01/18)	2/18 at 100.00	Aaa	6,632,750

2,190	Rockcastle County, Kentucky, First Mortgage Revenue Bonds, Rockcastle Hospital and Respiratory Care Center Inc. Project, Series 2005, 5.550%, 6/01/30	6/15 at 100.00	BBB–	2,250,400
20,475	Total Kentucky			25,081,564
	Louisiana – 1.2%

15,000	Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, 7.450%, 3/01/24 (Alternative Minimum Tax) (7), (14)	No Opt. Call	N/R	1,500

	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011:
2,000	6.250%, 7/01/31	7/21 at 100.00	Baa2	2,362,880
23,500	6.375%, 7/01/41	7/21 at 100.00	Baa2	27,636,940

1,160	Juban Parc Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.150%, 10/01/14 (4)	No Opt. Call	N/R	382,986

6,938	Lakeshore Villages Master Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2007, 5.250%, 7/01/17 (4)	No Opt. Call	N/R	2,776,657

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	1,181,490

	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A:
505	7.750%, 12/15/31	12/21 at 100.00	N/R	537,512
7,425	8.000%, 12/15/41	12/21 at 100.00	N/R	7,928,786

114	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)

$7,315	Louisiana Local Government Environment Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29	8/20 at 100.00	BBB–	$8,624,239

750	Louisiana Local Government Environment Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-2, 6.500%, 11/01/35	11/20 at 100.00	BBB–	876,173

13,440	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB–	15,151,853

590	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured	No Opt. Call	N/R (6)	639,295

9,725	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36	6/16 at 101.00	N/R	9,933,601

6,100	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (4)	12/17 at 100.00	N/R	2,785,260

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Womans Hospital Foundation Project, Tender Option Bonds Trust 1012:
3,315	20.389%, 10/01/40 (IF) (5)	10/20 at 100.00	A3	5,096,945
1,375	20.401%, 10/01/40 (IF) (5)	10/20 at 100.00	A3	2,114,585

9,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.375%, 5/15/43	5/17 at 100.00	Baa1	9,442,170

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011:
2,000	6.500%, 5/15/37	5/21 at 100.00	Baa1	2,410,840
600	6.750%, 5/15/41	5/21 at 100.00	Baa1	729,252

1,940	Orange Grove Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2006, 5.300%, 11/01/21 (4)	11/12 at 100.00	N/R	601,710

2,290	Whispering Springs Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.200%, 10/01/21 (4)	11/12 at 100.00	N/R	504,166
115,968	Total Louisiana			101,718,840
	Maine – 0.2%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011:
2,300	6.950%, 7/01/36	7/21 at 100.00	Baa3	2,829,621
6,500	7.000%, 7/01/41	7/21 at 100.00	Baa3	7,955,935

3,950	Rumford, Maine, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Series 2001, 6.875%, 10/01/26 (Alternative Minimum Tax)	11/12 at 100.00	B2	3,951,106
12,750	Total Maine			14,736,662
	Maryland – 1.4%

7,850	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	BB+	7,964,924

500	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R	511,210

19,255	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	Ba2	19,736,760

	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Series 2007A:
1,270	5.250%, 4/01/27	4/17 at 100.00	N/R	1,284,897
1,000	5.250%, 4/01/33	4/17 at 100.00	N/R	999,330

Nuveen Investments	115

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Maryland (continued)

$5,455	Maryland Community Development Administration, Department of Housing and Community Development, Housing Revenue Bonds, Tender Option Bond Trust 2849, 10.642%, 1/01/15 (Alternative Minimum Tax) (IF)	No Opt. Call	AA+	$5,860,034

7,335	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007A, 4.800%, 9/01/42 (Alternative Minimum Tax) (UB)	9/16 at 100.00	Aa2	7,546,982

	Maryland Community Development Administration, Residential Revenue Bonds, Series 2007D, Trust 1023:
940	17.026%, 3/01/30 (Alternative Minimum Tax) (IF) (5)	3/17 at 100.00	Aa2	1,061,570
1,710	17.235%, 3/01/30 (Alternative Minimum Tax) (IF) (5)	3/17 at 100.00	Aa2	1,927,170

	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A:
1,650	5.000%, 12/01/16	No Opt. Call	N/R	1,497,755
54,100	5.000%, 12/01/31	12/16 at 100.00	N/R	37,379,854

2,080	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Frostburg State University Project, Series 2002A, 6.250%, 10/01/33	10/13 at 100.00	Ba3	2,096,786

3,505	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	11/12 at 100.00	N/R	3,524,558

	Maryland Health and Higher Educational Facilities Authority, Private School Revenue Bonds, Washington Christian Academy, Series 2006:
750	5.250%, 7/01/18 (4)	1/17 at 100.00	N/R	299,963
6,260	5.500%, 7/01/38 (4)	1/17 at 100.00	N/R	2,503,687

4,345	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, King Farm Presbyterian Community, Series 2007A, 5.300%, 1/01/37	1/17 at 100.00	N/R	4,117,018

1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.125%, 7/01/45	7/20 at 100.00	BBB	1,628,160

	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994:
260	5.375%, 7/01/14	1/13 at 100.00	B3	260,042
15,475	5.300%, 7/01/24	1/13 at 100.00	B3	15,023,285
135,240	Total Maryland			115,223,985
	Massachusetts – 0.7%

12,275	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	3/13 at 102.00	Caa3	9,676,505

4,080	Boston Industrial Development Financing Authority, Massachusetts, Subordinate Revenue Bonds, Crosstown Center Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum Tax) (4)	3/13 at 102.00	N/R	1,400,909

2,000	Massachusetts Development Finance Agency, Education Facility Revenue Bonds, Academy of the Pacific Rim Project, Series 2006A, 5.125%, 6/01/31 – ACA Insured	6/16 at 100.00	N/R	2,011,280

300	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2000A, 8.375%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	309,930

1,315	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	1,308,096

3,500	Massachusetts Development Finance Agency, Revenue Bonds, The Sabis International Charter School, Series 2009A, 8.000%, 4/15/39	10/19 at 100.00	BBB	4,345,040

10,000	Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment, M/SRBC Project, Series 2002A, 5.125%, 2/01/34 – NPFG Insured	11/12 at 100.00	BBB	10,010,000

116	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)

	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A:
$5,950	6.250%, 1/15/28 (4)	1/18 at 100.00	N/R	$30,464
5,300	6.500%, 1/15/38 (4)	1/18 at 100.00	N/R	27,136

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E:
3,500	5.000%, 8/15/25 – RAAI Insured	8/15 at 100.00	N/R	3,542,420
400	5.000%, 8/15/35 – RAAI Insured	8/15 at 100.00	N/R	393,556

2,750	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Jordan Hospital, Series 1998D, 5.250%, 10/01/23	11/12 at 100.00	BB–	2,752,090

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E, 5.000%, 7/15/37	7/17 at 100.00	BBB–	2,024,500

5,358	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012A, 6.000%, 2/15/43	11/12 at 103.00	D	4,610,121

4,162	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012B, 6.375%, 2/15/43	11/12 at 103.00	D	416,819

6,404	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012C, 6.625%, 2/15/43	11/12 at 103.00	D	64

2,500	Massachusetts Housing Finance Agency, Housing Bonds, Tender Option Bond Trust 2010-64W., 20.124%, 6/01/41 (IF) (5)	6/20 at 100.00	AA–	3,312,800

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
1,280	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	11/12 at 100.00	N/R	1,280,410
1,505	5.000%, 1/01/21 – AMBAC Insured	11/12 at 100.00	N/R	1,505,045
4,000	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	11/12 at 100.00	N/R	4,001,400
10,145	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/13 at 100.00	N/R	9,982,579
88,724	Total Massachusetts			62,941,164
	Michigan – 3.2%

	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Series 2008:
3,505	6.000%, 11/01/28	11/18 at 100.00	BBB–	3,615,197
5,105	6.000%, 11/01/37	11/18 at 100.00	BBB–	5,200,055

1,050	Chandler Park Academy, Michigan, Public School Academy Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/30	11/15 at 100.00	BBB	1,026,470

1,955	Concord Academy, Boyne City, Michigan, Certificates of Participation, Series 2007, 5.600%, 11/01/36	11/17 at 100.00	N/R	1,648,945

	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007:
5,695	5.000%, 11/01/26	11/16 at 100.00	BB–	5,017,808
3,750	5.250%, 11/01/31	11/16 at 100.00	BB–	3,272,288
3,090	5.250%, 11/01/36	11/16 at 100.00	BB–	2,610,587

1,095	Countryside Charter School, Berrien County, Michigan, Charter School Revenue Bonds, Series 1999, 7.000%, 4/01/29	4/13 at 100.00	N/R	1,085,441

795	Countryside Charter School, Berrien County, Michigan, Charter School Revenue Bonds, Series 2000, 8.000%, 4/01/29	4/13 at 100.00	N/R	797,711

4,710	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Tender Option Bond Trust 4697, 18.091%, 5/01/29 – AGM Insured (IF) (5)	No Opt. Call	Aa2	8,905,904

5,500	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Tender Option Bonds Trust 11784, 17.906%, 5/01/27 – AGM Insured (IF)	No Opt. Call	Aa2	10,155,640

	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005:
2,000	5.650%, 11/01/25	11/15 at 100.00	B+	1,641,240

Nuveen Investments	117

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)

$500	5.750%, 11/01/30	11/15 at 100.00	B+	$392,050
2,425	5.750%, 11/01/35	11/15 at 100.00	B+	1,830,681

7,100	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	5/13 at 100.00	B–	6,388,438

	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A:
5,500	5.000%, 7/01/32	7/22 at 100.00	A+	5,871,085
12,000	5.250%, 7/01/39	7/22 at 100.00	A+	13,026,720
2,545	5.000%, 7/01/39 – AGM Insured	7/22 at 100.00	AA–	2,755,726

2,500	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Tender Option Bond Trust 4068, 17.310%, 7/01/15 (IF) (5)	No Opt. Call	AA+	3,016,800

	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Tender Option Bond Trust 3789:
1,750	17.910%, 5/01/18 (IF) (5)	No Opt. Call	AA	2,477,580
2,500	17.910%, 5/01/18 (IF) (5)	No Opt. Call	AA	3,539,400

6,350	Detroit, Michigan, General Obligation Bonds, Limited Tax Capital Improvement Series 2008-A1, 5.000%, 4/01/16	No Opt. Call	B	5,844,794

1,000	Detroit, Michigan, General Obligation Bonds, Series 2002, 5.125%, 4/01/22 – NPFG Insured	4/13 at 100.00	BBB	940,090

	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A:
5,225	5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	5,376,316
1,400	4.500%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	1,413,062

2,985	Detroit, Michigan, Senior Lien Water Supply System Revenue Refunding Senior Lien Bonds, Series 2003C, 5.000%, 7/01/28 – NPFG Insured	7/16 at 100.00	A	3,163,533

9,770	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A+	10,424,102

1,095	Doctor Charles Drew Academy, Michigan Certificates of Participation, Series 2006, 5.700%, 11/01/36	11/16 at 102.00	N/R	803,380

3,500	Flint International Academy, Michigan, Public School Academy Revenue Bonds, Series 2007, 5.750%, 10/01/37	10/17 at 100.00	BBB–	3,600,730

	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A:
11,825	4.875%, 8/15/27	8/17 at 100.00	N/R	10,913,529
14,145	5.000%, 8/15/38	8/17 at 100.00	N/R	12,518,891

1,000	Gaylord Hospital Finance Authority, Michigan, Revenue Bonds, Otsego Memorial Hospital, Series 2004, 6.200%, 1/01/25	1/15 at 100.00	N/R	1,031,890

2,700	Kentwood Economic Development Corporation, Michigan, Limited Obligation Revenue Bonds, Holland Home Obligated Group, Refunding Series 2012, 5.625%, 11/15/41	5/22 at 100.00	BB+	2,804,922

1,000	Merritt Academy, Michigan, Certificates of Participation, Series 2004, 7.250%, 12/01/24	12/14 at 102.00	N/R	1,031,310

1,900	Merritt Academy, Michigan, Certificates of Participation, Series 2006, 6.250%, 12/01/36	12/14 at 102.00	N/R	1,876,592

	Michigan Finance Authority, Limited Obligation Revenue Bonds, Michigan Technical Academy, Series 2011:
1,990	5.700%, 10/01/21	No Opt. Call	N/R	2,089,142
2,140	7.100%, 10/01/31	10/21 at 100.00	N/R	2,265,147
7,000	7.450%, 10/01/41	10/21 at 100.00	N/R	7,418,390

1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011, 7.000%, 10/01/36	10/21 at 100.00	BBB–	1,130,890

1,495	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 7.000%, 5/01/31	5/18 at 100.00	BBB–	1,617,844

118	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)

$1,170	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 8.000%, 10/01/40	10/21 at 100.00	BBB–	$1,402,233

6,385	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope Academy Project, Series 2011, 8.125%, 4/01/41	4/21 at 100.00	BBB–	7,499,374

400	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 6.500%, 12/01/40	12/20 at 100.00	BBB–	418,104

	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Series 2011:
1,500	7.750%, 7/15/26	7/21 at 100.00	BB	1,580,970
9,000	8.000%, 7/15/41	7/21 at 100.00	BB	9,523,800

5,845	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.200%, 10/01/42 – AGM Insured (Alternative Minimum Tax) (UB) (5)	7/15 at 100.00	AA	6,016,959

	Michigan Municipal Bond Authority, Public School Academy Revenue Bonds, Detroit Academy of Arts and Sciences Charter School, Series 2001A:
2,900	7.900%, 10/01/21	4/13 at 100.00	Caa2	2,580,855
10,550	8.000%, 10/01/31	4/13 at 100.00	Caa2	9,388,973

1,000	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/17 at 100.00	N/R	1,005,930

1,505	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB	1,544,852

1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/36	9/17 at 100.00	BBB–	928,950

3,655	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	3,674,445

	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Dr. Joseph F. Pollack Academic Center of Excellence Project, Series 2010:
320	7.250%, 4/01/20	No Opt. Call	BB	350,957
1,140	8.000%, 4/01/30	4/20 at 100.00	BB	1,292,293
500	8.000%, 4/01/40	4/20 at 100.00	BB	562,300

10,275	Michigan State Hospital Finance Authority, Revenue Bonds, Hills and Dales General Hospital, Series 2005A, 6.750%, 11/15/38	11/15 at 102.00	N/R	10,646,030

	Michigan State Hospital Finance Authority, Revenue Bonds, Presbyterian Villages of Michigan Obligated Group, Series 2005:
2,250	5.250%, 11/15/25	5/15 at 100.00	BB+	2,278,710
11,200	5.500%, 11/15/35	5/15 at 100.00	BB+	11,284,000

570	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Ford Motor Company, Series 1992A, 6.550%, 10/01/22	11/12 at 100.00	Baa3	571,151

4,900	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	5,056,065

	Renaissance Public School Academy, Michigan, Public School Academy Revenue Bonds, Series 2012A:
1,000	5.500%, 5/01/27	5/22 at 100.00	BBB–	1,014,780
1,315	6.000%, 5/01/37	5/22 at 100.00	BBB–	1,334,962

	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2005:
820	5.000%, 11/01/15	No Opt. Call	BB	824,986
1,705	5.250%, 11/01/20	11/15 at 100.00	BB	1,714,855
750	6.750%, 5/01/21	No Opt. Call	BB	814,830
4,795	5.350%, 11/01/25	11/15 at 100.00	BB	4,715,739

Nuveen Investments	119

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)

$3,685	5.500%, 11/01/30	11/15 at 100.00	BB	$3,590,590
1,615	7.750%, 5/01/31	5/21 at 100.00	BB	1,793,667
6,900	5.500%, 11/01/35	11/15 at 100.00	BB	6,580,047
3,460	8.000%, 5/01/41	5/21 at 100.00	BB	3,864,301

2,295	Summit Academy, Michigan, Revenue Bonds, Public School Academy Series 2005, 6.375%, 11/01/35	11/15 at 100.00	BB	2,333,694
256,995	Total Michigan			266,729,722
	Minnesota – 1.0%

1,000	Baytown Township, Minnesota, Lease Revenue Bonds, Saint Croix Preparatory Academy Project, Series 2008A, 7.000%, 8/01/38	8/16 at 102.00	BB	1,069,220

12,970	Bloomington Port Authority, Minnesota, Recovery Zone Facility Revenue Bonds, Radisson Blu MOA, LLC Project, Series 2010, 9.000%, 12/01/35	12/20 at 100.00	N/R	15,556,737

1,940	Chaska, Minnesota, Lease Revenue Bonds, World Learner School Project, Series, 8.000%, 12/01/43	12/21 at 100.00	BB+	2,248,344

3,500	Cloquet, Minnesota, Pollution Control Revenue Bonds, Potlatch Corporation, Refunding Series 1996, 5.900%, 10/01/26	11/12 at 100.00	BB	3,509,940

	Falcon Heights, Minnesota, Lease Revenue Bonds, Kaleidoscope Charter School Revenue Bonds, Series 2007A:
425	6.000%, 11/01/27	11/15 at 100.00	N/R	440,653
1,000	6.000%, 11/01/37	11/15 at 100.00	N/R	1,027,540

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R	1,069,940

2,260	International Falls, Minnesota, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1999, 6.850%, 12/01/29 (Alternative Minimum Tax)	11/12 at 100.00	B2	2,260,588

	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A:
1,000	7.750%, 1/01/33	1/21 at 100.00	N/R	1,076,140
1,000	8.500%, 1/01/41	1/21 at 100.00	N/R	1,086,840

600	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Series 2006, 5.200%, 2/01/22	2/14 at 100.00	N/R	583,140

1,500	Oak Park Heights, Minnesota, Senior Housing Revenue Bonds, Oakgreen Commons Project, Series 2010, 7.000%, 8/01/45	8/20 at 100.00	N/R	1,634,325

1,525	Ramsey, Anoka County, Minnesota, Charter School Lease Revenue Bonds, PACT Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,582,721

1,695	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A, 5.500%, 9/01/43	9/20 at 101.00	BB+	1,701,255

2,400	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Higher Ground Academy Project, Series 2009, 8.500%, 12/01/38	6/14 at 102.00	N/R	2,547,480

465	Saint Paul Port Authority, Minnesota, Great Northern Project Tax Increment Revenue Bonds, Series 2, 6.000%, 3/01/30	3/16 at 100.00	N/R	472,942

1,600	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Achieve Charter School, Series 2003A, 7.000%, 12/01/32	12/13 at 100.00	N/R	1,626,320

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2004A:
415	6.625%, 12/01/23	6/14 at 102.00	N/R	431,517
2,120	6.875%, 12/01/33	6/14 at 102.00	N/R	2,194,136

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Hmong Academy, Series 2006A:
400	5.750%, 9/01/26	9/14 at 102.00	BB+	406,832
500	6.000%, 9/01/36	9/14 at 102.00	BB+	509,180

120	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)

$1,300	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	$1,341,262

2,185	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2005A, 6.250%, 12/01/33	6/14 at 102.00	N/R	2,213,449

	St. Paul Housing and Redevelopment Authority, Minnesota, Collateralized Multifamily Housing Revenue Bonds, Marian Center Project, Series 2007A:
845	5.300%, 11/01/30	5/14 at 101.00	N/R	845,355
1,225	5.375%, 5/01/43	5/14 at 101.00	N/R	1,208,181

2,195	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25	11/15 at 100.00	BBB–	2,328,434

	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005A:
2,700	5.750%, 5/01/25	5/15 at 100.00	BB+	2,817,234
2,800	5.875%, 5/01/30	5/15 at 100.00	BB+	2,904,832

8,300	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30	5/15 at 100.00	N/R	8,641,047

	Stillwater, Minnesota, Multifamily Housing Revenue Bonds, Orleans Homes LP, Series 2007:
1,500	5.250%, 2/01/27 (Alternative Minimum Tax)	2/15 at 102.00	N/R	1,466,055
800	5.500%, 2/01/42 (Alternative Minimum Tax)	2/15 at 102.00	N/R	765,232

	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A:
1,485	5.500%, 11/01/32	5/19 at 102.00	N/R	1,541,118
3,000	5.750%, 11/01/39	5/19 at 102.00	N/R	3,145,800
6,100	6.000%, 5/01/47	5/19 at 102.00	N/R	6,457,643

	Winsted, Minnesota, Health Care Revenue Bonds, Saint Marys Care Center Project, Series 2010A:
1,000	6.250%, 9/01/30	9/17 at 100.00	N/R	1,051,250
3,250	6.875%, 9/01/42	9/17 at 100.00	N/R	3,464,013
78,000	Total Minnesota			83,226,695
	Mississippi – 0.0%

300	Biloxi Housing Authority, Mississippi, Multifamily Housing Revenue Bonds, Beauvoir Manor Apartments, Series 2001B-1, 6.250%, 9/01/31 (Alternative Minimum Tax)	9/13 at 100.00	Ba3	256,290

4,865	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, Roberts Hotel of Jackson, LLC Project, Series 2010, 8.500%, 2/01/30 (4)	2/21 at 102.00	N/R	974,411

1,655	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (Alternative Minimum Tax)	10/19 at 101.00	N/R	1,406,277
6,820	Total Mississippi			2,636,978
	Missouri – 0.9%

	Belton, Missouri, Town Center Project Tax Increment Revenue Bonds, Series 2006:
250	5.500%, 3/01/20	3/16 at 100.00	N/R	252,250
600	5.625%, 3/01/25	3/16 at 100.00	N/R	590,268

	Cottleville, Missouri, Certificates of Participation, Series 2006:
200	5.125%, 8/01/26 (Pre-refunded 8/01/14)	8/14 at 100.00	N/R (6)	204,724
600	5.250%, 8/01/31 (Pre-refunded 8/01/14)	8/14 at 100.00	N/R (6)	611,142

	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006:
590	5.000%, 6/01/20	6/16 at 100.00	N/R	564,477
3,000	5.000%, 6/01/28	6/16 at 100.00	N/R	2,565,660

Nuveen Investments	121

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)

$1,475	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	$1,645,333

1,300	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2012A, 6.000%, 3/01/42	3/16 at 101.00	N/R	1,331,681

7,685	Hawk Ridge Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2006A, 5.000%, 2/01/30	2/17 at 100.00	N/R	4,865,143

	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A:
1,580	5.150%, 6/01/16	6/14 at 102.00	N/R	1,635,395
3,000	5.400%, 6/01/24	6/14 at 102.00	N/R	2,954,220

18,500	Lakeside 370 Levee District, Saint Charles, Missouri, Levee District Improvement Bonds, Series 2008, 7.000%, 4/01/28	4/16 at 100.00	N/R	13,236,750

1,500	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A, 5.125%, 8/15/26	8/17 at 100.00	BBB–	1,521,810

	Lees Summit Industrial Development Authority, Missouri, Special Assessment and Sales Tax Revenue Bonds, Summit Fair Community Improvement District Project, Series 2012:
1,460	5.000%, 5/01/35	5/20 at 100.00	N/R	1,460,905
2,365	6.000%, 5/01/42	5/20 at 100.00	N/R	2,370,652

500	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Missouri – Events Center Project, Series 2009F, 6.250%, 4/01/38 (Pre-refunded 4/01/14)	4/14 at 100.00	A– (6)	541,615

550	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2005, 5.375%, 2/01/35	2/15 at 100.00	BBB+	563,519

	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A:
1,295	5.250%, 6/15/25	6/15 at 103.00	N/R	1,254,285
3,400	5.350%, 6/15/32	6/15 at 103.00	N/R	3,237,174

7,500	Saint Louis Industrial Development Authority, Missouri, Multifamily Housing Revenue Bonds, Councils Towers Apartments, Series 2010B, 7.250%, 12/15/13	11/12 at 100.00	N/R	7,530,225

9,000	Saint Louis Land Clearance for Redevelopment Authority, Missouri, Tax-Exempt Recovery Zone Facilities Improvement, Special Revenue Bonds, Kiel Opera House Project, Series 2010B, 7.000%, 9/01/35	9/20 at 100.00	N/R	9,412,560

1,664	Saint Louis, Missouri, Tax Increment Bonds, 410 North Jefferson Lofts Project, Series 2007, 5.500%, 9/01/27	3/13 at 100.00	N/R	1,453,837

2,076	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, City Hospital Tax Increment District, Series 2007, 6.000%, 8/23/26	11/12 at 100.00	N/R	1,925,013

2,587	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	11/12 at 100.00	N/R	1,906,722

1,398	Saint Louis, Missouri, Tax-Exempt Revenue Notes, City Block 1859, Grand Avenue/Cozens/Evans Redevelopment Project, Series 2008-A, 6.500%, 12/11/29	11/12 at 100.00	N/R	1,131,947

1,447	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Gaslight Square East Project, Series 2006, 5.500%, 1/22/28	3/13 at 100.00	N/R	1,286,484

2,205	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Printers Lofts Project, Series 2006, 6.000%, 8/21/26 (4)	No Opt. Call	N/R	1,596,861

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
500	5.100%, 11/01/19	11/14 at 100.00	N/R	503,435
1,000	5.375%, 11/01/24	11/14 at 100.00	N/R	1,005,540

2,000	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.375%, 11/01/23	11/14 at 100.00	N/R	2,014,100

122	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)

$1,350	Strother Interchange Transportation Development District, Missouri, Revenue Bonds, Lees Summit, Series 2006, 5.000%, 5/01/24	5/16 at 100.00	N/R	$1,322,271

1,500	Sugar Creek, Missouri, Industrial Development Revenue Bonds, Lafarge North America Inc., Series 2003A, 5.650%, 6/01/37 (Alternative Minimum Tax)	6/13 at 101.00	BB+	1,506,435

	University Place Transportation Development District, St. Louis County, Missouri, Transportation Sales Tax and Special Assessment Revenue Bonds, Series 2006:
1,000	5.000%, 3/01/26	3/15 at 100.00	N/R	931,620
2,500	5.000%, 3/01/32	3/15 at 100.00	N/R	2,205,575
87,577	Total Missouri			77,139,628
	Montana – 0.3%

10,140	Montana Board of Investments, Exempt Facility Revenue Bonds, Stillwater Mining Company, Series 2000, 8.000%, 7/01/20 (Alternative Minimum Tax)	11/12 at 100.00	B	10,174,983

14,536	Montana Board of Investments, Resource Recovery Revenue Bonds, Yellowstone Energy LP, Series 1993, 7.000%, 12/31/19 (Alternative Minimum Tax)	12/12 at 100.00	N/R	14,546,321
24,676	Total Montana			24,721,304
	Nebraska – 0.5%

	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012:
8,690	5.000%, 9/01/32	9/22 at 100.00	A	9,476,011
29,885	5.000%, 9/01/42	9/22 at 100.00	A	31,958,421
38,575	Total Nebraska			41,434,432
	Nevada – 1.0%

4,250	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series 11823, 19.885%, 1/01/36 (IF)	1/20 at 100.00	A+	6,835,360

1,035	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Tender Option Bond Trust 11823, 17.844%, 1/01/18 (IF)	No Opt. Call	A+	1,468,199

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, Second Tier, Series 2000:
1,000	7.250%, 1/01/23 (4)	11/12 at 100.00	N/R	10
41,800	7.375%, 1/01/40 (4)	11/12 at 100.00	N/R	418

1,565	Henderson Local Improvement Districts T-17, Nevada, Limited Obligation Improvement Bonds, Madeira Canyon Project, Series 2005, 5.000%, 9/01/25	3/18 at 100.00	N/R	1,578,005

5,000	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB–	5,724,250

	Las Vegas, Nevada, Local Improvement and Refunding Bonds, Special Improvement District 808 and 810 Summerlin Village 23B, Series 2007:
4,610	5.875%, 6/01/21	12/12 at 103.00	N/R	4,705,104
11,770	6.125%, 6/01/31	12/12 at 103.00	N/R	11,944,902

3,105	Las Vegas, Nevada, Local Improvement Bonds, District 607, Series 2004, 6.250%, 6/01/24	12/16 at 100.00	N/R	3,196,939

	Mesquite Special Improvement District 07-01, Nevada, Anthem at Mesquite Local Improvement Bonds, Series 2007:
500	6.000%, 8/01/27	4/15 at 102.00	N/R	479,650
2,495	6.150%, 8/01/37	4/15 at 102.00	N/R	2,285,096

69	Nevada State Las Vegas Monorail Company, Nevada, Series 2012A, 5.500%, 6/30/19 (7), (14)	No Opt. Call	N/R	50,062

21	Nevada State Las Vegas Monorail Company, Nevada, Series 2012B, 3.000%, 6/30/55 (7), (14)	No Opt. Call	N/R	8,643

Nuveen Investments	123

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nevada (continued)

$1,770	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/27 – NPFG Insured	5/16 at 100.00	A	$1,850,092

	North Las Vegas, Nevada, General Obligation Bonds, Wastewater Reclamation System Series 2006:
3,000	4.625%, 10/01/31 – NPFG Insured	10/16 at 100.00	A	3,020,190
5,000	4.500%, 10/01/36 – NPFG Insured	10/16 at 100.00	A	5,041,800

2,375	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Series 2007C, 5.400%, 6/01/27	6/17 at 100.00	N/R	1,056,875

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
1,980	6.500%, 9/01/20	9/18 at 100.00	N/R	2,107,908
2,000	6.750%, 9/01/27	9/18 at 100.00	N/R	2,079,660

	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A:
6,580	6.500%, 6/15/20	6/18 at 100.00	B2	6,861,756
25,590	6.750%, 6/15/28	6/18 at 100.00	B2	26,393,782
125,515	Total Nevada			86,688,701
	New Hampshire – 0.0%

200	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	BBB	205,338
	New Jersey – 3.0%

6,422	Bayonne Medical Center Inc., New Jersey, Revenue Bonds, Bond Anticipation Notes, Series 2006, 8.050%, 12/01/12 (15)	No Opt. Call	N/R	674,674

8,255	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 5.375%, 11/01/35 (Alternative Minimum Tax)	11/16 at 100.00	BB	8,284,140

1,000	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	1,039,600

1,180	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	1,284,170

1,000	New Jersey Economic Development Authority, Economic Development Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)	11/12 at 100.00	N/R	999,880

985	New Jersey Economic Development Authority, Revenue Bonds, American Airlines Inc., Series 1991, 7.100%, 11/01/31 (Alternative Minimum Tax) (4)	5/13 at 100.00	N/R	454,449

20,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Refunding Series 2012, 5.750%, 9/15/27 (Mandatory put 9/15/22) (Alternative Minimum Tax)	9/22 at 100.00	B3	20,424,400

770	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1998, 5.500%, 4/01/28 (Alternative Minimum Tax)	11/12 at 100.00	B–	746,623

8,100	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.125%, 9/15/23 (Alternative Minimum Tax)	3/13 at 100.00	B	8,275,689

15,750	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	3/13 at 100.00	B	16,180,133

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000:
1,500	7.200%, 11/15/30 (Alternative Minimum Tax)	11/12 at 100.00	B	1,505,655
5,210	7.000%, 11/15/30 (Alternative Minimum Tax)	11/12 at 100.00	B	5,229,538

7,500	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2003, 9.000%, 6/01/33 (Mandatory put 6/01/13) (Alternative Minimum Tax)	6/13 at 101.00	B	7,798,425

124	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)

$1,500	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.875%, 6/01/42	6/20 at 100.00	Baa3	$1,678,185

2,400	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B, 7.500%, 12/01/32	6/19 at 100.00	A–	3,026,856

	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtual Health, Tender Option Bond Trust 3018:
1,575	18.756%, 7/01/38 – AGC Insured (IF) (5)	1/14 at 100.00	AA–	1,740,249
1,815	19.226%, 7/01/38 – AGC Insured (IF) (5)	7/19 at 100.00	AA–	2,667,887
1,250	19.251%, 7/01/38 – AGC Insured (IF) (5)	7/19 at 100.00	AA–	1,838,200
5,000	19.251%, 7/01/38 – AGC Insured (IF) (5)	7/19 at 100.00	AA–	7,352,800

	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
4,500	6.000%, 7/01/26	7/21 at 100.00	BBB–	5,169,420
1,000	6.250%, 7/01/35	7/21 at 100.00	BBB–	1,131,650

23,630	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BBB–	25,146,101

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical Center of New York Presbyterian Healthcare System, Series 2002:
1,320	6.500%, 7/01/21	11/12 at 101.00	BB+	1,335,154
1,500	6.625%, 7/01/31	7/13 at 100.00	BB+	1,512,705

28,215	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	32,764,951

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003:
590	5.500%, 7/01/23	7/13 at 100.00	Ba2	594,525
5,710	5.500%, 7/01/33	7/13 at 100.00	Ba2	5,737,008

2,000	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Bayshore Community Hospital, Series 2002, 5.125%, 7/01/32 – RAAI Insured	11/12 at 100.00	N/R	2,000,480

980	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, St. Barnabas Healthcare System, Series 1998B, 4.750%, 7/01/28 – NPFG Insured	11/12 at 100.00	BBB+	980,578

2,500	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (Alternative Minimum Tax)	12/22 at 100.00	A	2,606,925

1,535	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Trust 11853, 21.636%, 6/01/16 (IF)	No Opt. Call	AA–	2,248,299

42,515	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax) (UB)	6/18 at 100.00	AA–	47,455,668

35,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2	30,351,650
242,207	Total New Jersey			250,236,667
	New Mexico – 0.3%

	Cabezon Public Improvement District, Rio Rancho, New Mexico, Special Levy Revenue Bonds, Series 2005:
1,505	6.000%, 9/01/24	9/15 at 102.00	N/R	1,577,285
1,490	6.300%, 9/01/34	9/15 at 102.00	N/R	1,549,451

4,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico – San Juan Project, Series 2003B, 4.875%, 4/01/33	4/16 at 101.00	BBB–	4,150,960

Nuveen Investments	125

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Mexico (continued)

	Mariposa East Public Improvement District, New Mexico, General Obligation Bonds, Series 2006:
$1,210	5.500%, 9/01/16	No Opt. Call	N/R	$979,592
1,655	5.750%, 9/01/21	9/16 at 100.00	N/R	1,336,082
9,050	6.000%, 9/01/32	9/16 at 100.00	N/R	7,315,025

	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008:
1,190	7.625%, 10/01/23	10/18 at 100.00	N/R	1,249,262
3,400	7.750%, 10/01/38	10/18 at 100.00	N/R	3,471,332
23,500	Total New Mexico			21,628,989
	New York – 3.1%

750	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter’s Hospital, Series 2008A, 5.250%, 11/15/32	11/17 at 100.00	A3	821,198

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
12,430	0.000%, 7/15/32	No Opt. Call	BBB–	5,014,635
5,470	0.000%, 7/15/35	No Opt. Call	BBB–	1,838,576
19,750	6.375%, 7/15/43	1/20 at 100.00	BBB–	23,160,233

500	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.100%, 5/01/31	5/16 at 100.00	BBB–	513,685

11,500	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	13,730,310

	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
14,050	7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	14,768,096
4,960	7.625%, 8/01/25 (Alternative Minimum Tax)	8/16 at 101.00	N/R	5,238,504
12,600	8.000%, 8/01/28	8/16 at 101.00	N/R	13,307,364
10,500	7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	11,089,260

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
2,425	5.625%, 10/01/17	No Opt. Call	N/R	1,095,421
12,570	5.750%, 10/01/27	10/17 at 100.00	N/R	5,678,623
28,560	5.750%, 10/01/37	10/17 at 100.00	N/R	12,903,694
61,500	5.875%, 10/01/46	10/17 at 102.00	N/R	27,782,625

16,945	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB–	17,325,754

4,275	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA–	5,248,076

	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1990:
200	5.400%, 7/01/19 (Alternative Minimum Tax) (4)	2/13 at 100.00	N/R	130,354
430	5.400%, 7/01/20 (Alternative Minimum Tax) (4)	2/13 at 100.00	N/R	280,291

2,305	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1994, 6.900%, 8/01/24 (Alternative Minimum Tax) (4)	11/12 at 100.00	N/R	1,502,837

27,805	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/12 at 100.00	BB	27,806,112

6,595	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)	12/12 at 101.00	BB	6,759,875

	New York City Industrial Development Agency, New York, Special Facility Revenue Bonds, JetBlue Airways Corporation Project, Series 2006:
2,085	5.000%, 5/15/20 (Alternative Minimum Tax)	11/12 at 100.00	B–	2,077,202

126	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)

$5,370	5.125%, 5/15/30 (Alternative Minimum Tax)	11/12 at 100.00	B–	$5,287,517

	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484:
1,290	17.880%, 6/15/15 (IF)	No Opt. Call	AA+	1,958,310
2,500	17.913%, 6/15/15 (IF)	No Opt. Call	AA+	3,797,700
375	17.914%, 6/15/15 (IF)	No Opt. Call	AA+	585,810
1,250	17.913%, 6/15/32 (IF)	6/17 at 100.00	AA+	1,913,700
7,500	17.913%, 6/15/33 (IF)	6/19 at 100.00	AA+	11,737,800
625	17.914%, 6/15/33 (IF)	6/19 at 100.00	AA+	978,150

835	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/31	11/21 at 100.00	A+	976,073

7,550	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Series 2010, 6.375%, 7/15/49	1/20 at 100.00	A–	8,790,767

	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Tender Option Bond Trust PT4704:
1,000	17.865%, 1/15/44 (IF) (5)	1/20 at 100.00	AA+	1,433,440
1,875	17.865%, 1/15/44 (IF) (5)	1/20 at 100.00	AA+	2,687,700

1,665	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2009, 13.526%, 11/01/35 (Alternative Minimum Tax) (IF)	5/18 at 100.00	AA–	2,198,100

16,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2008, 5.250%, 11/01/35 (Alternative Minimum Tax) (UB)	5/18 at 100.00	AA–	17,705,920

1,000	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23	6/17 at 100.00	BB	1,018,310

1,305	Suffolk County Industrial Development Agency, New York, Industrial Development Revenue Bonds, Windmill Village LLC Facility, Series 2001, 5.750%, 12/01/31 (Alternative Minimum Tax)	12/12 at 100.00	Aa1	1,309,724

100	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/13 at 100.00	N/R	100,009

1,000	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/13 at 100.00	B+	1,001,560
309,445	Total New York			261,553,315
	North Carolina – 0.3%

1,500	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38	10/17 at 100.00	N/R	1,521,975

	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008:
750	6.750%, 8/01/24	8/18 at 100.00	N/R	739,163
3,470	7.250%, 8/01/34	8/18 at 100.00	N/R	3,389,774

1,565	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Tender Option Bond Trust 11963, 18.594%, 1/15/19 (IF)	No Opt. Call	AA–	2,465,564

5,250	North Carolina Capital Facilities Finance Agency, Solid Waste Facilities Revenue Bonds, Liberty Tire Services of North Carolina LLC, Series 2004A, 6.750%, 7/01/29	7/16 at 100.00	N/R	5,169,518

1,000	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 6.125%, 6/01/35	6/18 at 100.00	BBB	1,117,270

	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Presbyterian Homes, Series 2006:
2,800	5.400%, 10/01/27	10/16 at 100.00	N/R	2,878,316

Nuveen Investments	127

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Carolina (continued)

$1,655	5.600%, 10/01/36	10/16 at 100.00	N/R	$1,695,763

2,790	North Carolina Medical Care Commission, Healthcare Revenue Bonds, Novant Health Inc., Tender Option Bond Trust 1066, 16.989%, 11/01/34 (IF) (5)	11/16 at 100.00	AA–	3,445,483
20,780	Total North Carolina			22,422,826
	Ohio – 2.5%

1,140	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006, 5.000%, 12/01/35	12/16 at 102.00	N/R	1,156,359

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
3,000	5.125%, 6/01/24	6/17 at 100.00	B	2,621,100
49,500	5.875%, 6/01/30	6/17 at 100.00	B+	42,968,970
51,580	5.750%, 6/01/34	6/17 at 100.00	BB	43,643,901
8,980	6.000%, 6/01/42	6/17 at 100.00	BBB	7,784,403
5,210	6.500%, 6/01/47	6/17 at 100.00	BB	4,897,556
3,555	5.875%, 6/01/47	6/17 at 100.00	BB	3,052,572

4,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B+	3,487,280

2,750	County of Greene, Ohio, Greene Town Center Improvement Revenue Bonds, Series 2009, 8.000%, 12/01/34	12/19 at 100.00	N/R	3,036,715

	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A:
900	5.000%, 12/01/22	12/16 at 100.00	N/R	873,612
1,000	5.000%, 12/01/32	12/16 at 100.00	N/R	882,000

3,570	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB	3,891,871

2,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	2,824,175

1,745	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 3260, 19.440%, 5/01/29 (IF)	5/19 at 100.00	AA–	2,722,130

16,820	Ohio Air Quality Development Authority, Revenue Refunding Bonds, AK Steel Holding Corporation, Series 2012A, 6.750%, 6/01/24 (Alternative Minimum Tax)	2/22 at 100.00	B+	17,401,972

	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Tender Option Bond Trust 1092:
3,735	16.925%, 1/15/41 (IF) (5)	1/22 at 100.00	A	4,940,957
2,250	16.925%, 1/15/41 (IF) (5)	1/22 at 100.00	A	2,976,480

500	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.050%, 8/01/34 (Alternative Minimum Tax)	11/12 at 100.00	B–	499,955

890	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 1999, 5.950%, 9/01/29 (Alternative Minimum Tax)	11/12 at 100.00	Baa3	891,433

1,785	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2000, 6.150%, 6/01/30 (Alternative Minimum Tax)	11/12 at 100.00	Baa3	1,788,177

11,750	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2005, 5.750%, 4/01/35 (Alternative Minimum Tax)	4/15 at 100.00	Baa3	12,232,455

	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, APEX Environmental LLC, Series 2004A:
3,240	7.125%, 8/01/25 (Alternative Minimum Tax)	8/13 at 104.00	N/R	2,469,690
11,000	7.250%, 8/01/34 (Alternative Minimum Tax)	8/16 at 100.00	N/R	8,391,020

7,300	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, Liberty Waste Transportation LLC, Series 2004A, 7.000%, 8/01/21 (Alternative Minimum Tax)	8/16 at 100.00	N/R	4,834,790

128	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)

$500	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	A+	$523,855

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
2,240	5.750%, 12/01/32	12/22 at 100.00	N/R	2,373,504
5,500	6.000%, 12/01/42	12/22 at 100.00	N/R	5,890,665

13,300	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	2/13 at 100.00	B–	12,680,486

1,935	Summit County Port Authority, Ohio, Development Revenue Bonds, Garfield Heights Inc. Project, Series 2004A, 5.250%, 5/15/23	5/14 at 102.00	BBB+	1,962,980

505	Toledo-Lucas County Port Authority, Ohio, Special Assessment Revenue Bonds, Crocker Park Project, Series 2003, 5.375%, 12/01/35	12/13 at 102.00	BB	519,034

	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A:
11,750	6.100%, 7/01/17 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	1,647,703
18,400	6.350%, 7/01/27 (Alternative Minimum Tax) (4)	7/17 at 102.00	N/R	2,580,232

5,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007B, 7.250%, 7/01/27 (4)	7/17 at 102.00	N/R	50
257,830	Total Ohio			208,448,082
	Oklahoma – 1.3%

8,200	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	9,068,790

3,460	Okeene Municipal Hospital and Schallmo Authority, Oklahoma, Revenue Bonds, Series 2006, 7.000%, 1/01/35	1/16 at 101.00	N/R	3,472,871

	Sayre Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2007:
2,110	6.000%, 7/01/27	7/17 at 100.00	N/R	2,059,613
3,540	6.000%, 7/01/37	7/17 at 100.00	N/R	3,290,784

	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc Project, Series 2010A:
7,510	7.250%, 11/01/40	5/20 at 100.00	N/R	8,538,495
10,760	7.250%, 11/01/45	5/20 at 100.00	N/R	12,233,582

47,898	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1995, 6.250%, 6/01/20	12/12 at 100.00	N/R	48,019,182

14,555	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2004A, 7.750%, 6/01/35 (Mandatory put 12/01/14)	No Opt. Call	N/R	15,724,349

	Weatherford Hospital Authority, Oklahoma, Sales Tax Revenue Bonds, Series 2006:
2,085	6.000%, 5/01/25	5/16 at 103.00	N/R	2,129,911
3,640	6.000%, 5/01/31	5/16 at 103.00	N/R	3,653,577
103,758	Total Oklahoma			108,191,154
	Oregon – 0.3%

3,000	Cow Creek Band of the Umpqua Tribe of Indians, Oregon, Revenue Bonds, Series 2006C, 5.625%, 10/01/26	10/16 at 100.00	N/R	2,807,370

	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Refunding Bonds, Cascade Healthcare Community, Inc., Series 2008:
900	8.000%, 1/01/28	1/19 at 100.00	A3	1,164,798
2,670	8.250%, 1/01/38	1/19 at 100.00	A3	3,464,993

	Oregon Health, Housing, Educational and Cultural Facilities Authority, Revenue Bonds, Oregon Coast Aquarium Project, Series 2005A:
500	4.850%, 10/01/20	11/12 at 100.00	N/R	395,850

Nuveen Investments	129

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oregon (continued)

$130	5.000%, 10/01/21	1/13 at 100.00	N/R	$100,848
735	5.350%, 10/01/31	11/12 at 100.00	N/R	480,587

1,600	Oregon State Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.375%, 9/01/40	9/20 at 100.00	BB+	1,761,696

8,270	Oregon State Solid Waste Disposal Facilities Economic Development Revenue Bonds, USG Corporation Project, Series 192 of 1999, 6.400%, 12/01/29 (Alternative Minimum Tax)	11/12 at 100.00	B–	8,271,571

1,600	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Capital Manor, Inc., Refunding Series 2012, 6.000%, 5/15/42	5/22 at 100.00	N/R	1,728,992

1,170	Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds, Series 2006C, 5.000%, 1/01/21	No Opt. Call	N/R	1,175,838
20,575	Total Oregon			21,352,543
	Pennsylvania – 3.2%

	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
7,915	6.750%, 11/01/24	11/19 at 100.00	BB	8,502,451
3,825	6.875%, 5/01/30	11/19 at 100.00	BB	4,136,393

7,500	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.550%, 12/01/27	12/21 at 100.00	BB	8,078,925

	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011:
500	6.750%, 11/01/31	11/21 at 100.00	BBB–	563,375
2,500	7.000%, 11/01/40	11/21 at 100.00	BBB–	2,831,700

1,900	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 6.000%, 10/15/38	10/18 at 100.00	Baa3	2,027,984

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, West Penn Allegheny Health System, Series 2007A:
10,320	5.000%, 11/15/28	11/17 at 100.00	B–	7,331,328
73,335	5.375%, 11/15/40	11/17 at 100.00	B–	52,136,052

4,785	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16	No Opt. Call	N/R	4,863,570

8,000	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/42	5/22 at 100.00	Baa2	8,497,120

4,915	Berks County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, One Douglassville Properties Project, Series 2007A, 6.125%, 11/01/34 (Alternative Minimum Tax)	11/17 at 101.00	N/R	4,975,160

	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical Center Project, Tender Option Bond Trust 4727:
2,500	15.600%, 11/01/41 (IF) (5)	5/22 at 100.00	AA	3,090,700
2,275	17.680%, 11/01/44 (IF) (5)	5/22 at 100.00	AA	3,249,883

	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A:
1,295	4.875%, 3/15/27	3/17 at 100.00	BBB	1,328,217
1,000	5.000%, 3/15/37	3/17 at 100.00	BBB	1,016,810

	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005:
1,355	5.125%, 10/15/15	No Opt. Call	N/R	1,393,455
4,925	5.500%, 10/15/25	10/15 at 102.00	N/R	5,110,476
12,180	5.750%, 10/15/37	10/15 at 102.00	N/R	12,522,502

5,000	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Chater School Project, Series 2012A, 5.375%, 10/15/42 (WI/DD, Settling 11/13/12)	10/22 at 100.00	BBB–	4,944,800

130	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)

$5,000	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012, 5.000%, 6/01/42 (UB) (5)	6/22 at 100.00	A	$5,404,950

	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Tender Option Bond Trust 1111:
1,525	16.822%, 6/01/42 (IF) (5)	6/22 at 100.00	A	2,017,819
3,750	16.862%, 6/01/42 (IF) (5)	6/22 at 100.00	A	4,964,850

	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006:
7,475	5.875%, 7/01/31	7/16 at 100.00	N/R	7,669,649
4,455	5.900%, 7/01/40	7/16 at 100.00	N/R	4,550,961

2,500	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/19 – AGM Insured	7/14 at 100.00	AA–	2,515,850

	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc. , Series 2012:
1,000	5.000%, 4/01/27	4/22 at 100.00	BB+	1,028,710
1,125	5.000%, 4/01/33	4/22 at 100.00	BB+	1,132,515

500	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R	507,840

1,450	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 19.558%, 8/01/38 (IF) (5)	8/20 at 100.00	AA	2,333,166

	Montgomery County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, Whitemarsh Continuing Care, Series 2005:
750	6.000%, 2/01/21	2/15 at 100.00	N/R	768,113
10,500	6.250%, 2/01/35	2/15 at 100.00	N/R	10,685,640

995	Northumberland County Industrial Development Authority, Pennsylvania, Facility Revenue Bonds, NHS Youth Services Inc., Series 2002, 7.500%, 2/15/29	2/13 at 102.00	N/R	656,441

45,250	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	12/12 at 100.00	B–	45,221,945

	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A:
1,385	5.250%, 6/01/14	11/12 at 100.00	BB	1,386,773
200	5.125%, 6/01/18	11/12 at 100.00	BB	200,090

	Pennsylvania Economic Development Financing Authority, Senior Lien Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994A:
200	6.500%, 1/01/13 (Alternative Minimum Tax) (4)	11/12 at 100.00	D	126,994
1,500	6.600%, 1/01/19 (Alternative Minimum Tax) (4)	1/13 at 100.00	D	957,045

1,000	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB+	1,145,970

2,100	Pennsylvania Economic Development Financing Authority, Special Facilities Revenue Bonds, US Airways Group Inc. Project, Series 2010B, 8.000%, 5/01/29	5/20 at 100.00	CCC+	2,428,881

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Tender Option Bond Trust 3252:
750	20.364%, 2/15/19 (IF)	No Opt. Call	AA–	1,281,023
1,205	20.862%, 2/15/19 (IF)	No Opt. Call	AA–	2,103,677

1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	1,014,020

Nuveen Investments	131

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)

$5,580	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36	1/13 at 102.00	N/R	$4,034,452

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006:
570	5.800%, 5/01/16	No Opt. Call	BBB–	599,264
1,380	6.050%, 5/01/23	5/16 at 100.00	BBB–	1,438,581
985	6.250%, 5/01/33	5/16 at 100.00	BBB–	1,024,725

12,245	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB–	13,027,823

500	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pottsville Hospital and Warne Clinic, Series 1998, 5.625%, 7/01/24	1/13 at 100.00	N/R	500,095

5,850	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	5,716,211

1,470	Scranton, Pennsylvania, General Obligation Notes, Series 2012B, 8.500%, 9/01/22	No Opt. Call	N/R	1,436,381
280,220	Total Pennsylvania			264,481,355
	Puerto Rico – 0.4%

	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
8,025	5.000%, 7/01/33	7/22 at 100.00	Baa2	8,020,346
3,050	5.250%, 7/01/42	7/22 at 100.00	Baa2	3,078,548

15,870	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/34 – AMBAC Insured	No Opt. Call	BBB+	4,109,695

8,385	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1993A, 6.300%, 6/01/23 (Alternative Minimum Tax) (4)	12/12 at 100.00	N/R	5,424,927

780	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax) (4)	12/12 at 100.00	N/R	504,793

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Tender Option Bond Trust 1081:
1,250	18.629%, 8/01/57 (IF) (5)	8/17 at 100.00	AA–	1,515,850
1,250	20.609%, 8/01/57 (IF) (5)	8/19 at 100.00	AA–	1,766,550
1,750	20.609%, 8/01/57 (IF) (5)	8/19 at 100.00	AA–	2,473,170
2,000	20.609%, 8/01/57 (IF) (5)	8/19 at 100.00	AA–	2,826,480
2,000	20.609%, 8/01/57 (IF) (5)	8/19 at 100.00	AA–	2,826,480

30	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	11/12 at 100.00	BBB	30,032
44,390	Total Puerto Rico			32,576,871
	Rhode Island – 0.3%

165	Central Falls Detention Facility Corporation, Rhode Island, Detention Facility Revenue Bonds, Series 2005, 6.750%, 1/15/13	No Opt. Call	N/R	164,665

6,500	Rhode Island Health & Educational Building Corporation, Health Facilities Revenue Bonds, Tockwotton Home, Series 2011, 8.375%, 1/01/46	1/21 at 100.00	N/R	7,663,825

2,635	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Tender Option Bond Trust 3185, 18.926%, 10/01/42 (IF)	4/17 at 100.00	AA+	3,058,708

2,450	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Tender Option Bond Trust 3189, 17.941%, 10/01/26 (IF)	10/16 at 100.00	AA+	2,835,140

1,550	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Series 2008A, 6.750%, 12/01/28 (Alternative Minimum Tax)	12/17 at 100.00	A	1,725,414

	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
1,280	6.125%, 6/01/32	11/12 at 100.00	BBB+	1,305,587

132	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Rhode Island (continued)

$9,470	6.250%, 6/01/42	11/12 at 100.00	BBB–	$9,659,305

2,000	Tiverton, Rhode Island, Special Obligation Tax Increment Bonds, Village at Mount Hope Bay, Series 2002A, 6.875%, 5/01/22	5/13 at 101.00	N/R	2,026,460
26,050	Total Rhode Island			28,439,104
	South Carolina – 0.6%

816	Connector 2000 Association Inc., South Carolina, Senior Lien Toll Road Revenue Bonds, Series 2011A, 0.000%, 1/01/16	No Opt. Call	N/R	676,911

5,229	Lancaster County, South Carolina, Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39 (4)	11/17 at 100.00	N/R	2,623,180

14,058	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/17 (4)	No Opt. Call	N/R	7,050,228

3,895	Lancaster County, South Carolina, Special Assessment Revenue Bonds, Sun City Carolina Lakes Improvement District, Series 2006, 5.450%, 12/01/37	12/15 at 100.00	N/R	3,894,805

2,795	Lancaster County, South Carolina, Special Source Revenue Bonds, Bailes Ridge Project, Series 2006, 5.750%, 5/01/20	5/16 at 101.00	N/R	2,786,587

	Myrtle Beach, South Carolina, Tax Increment Bonds, Air Force Base Redevelopment Project, Series 2006:
2,670	5.250%, 10/01/26	11/16 at 100.00	N/R	2,440,300
4,465	5.300%, 10/01/35	11/16 at 100.00	N/R	3,888,122

	South Carolina JOBS Economic Development Authority, First Mortgage Revenue Bonds, Lutheran Homes, Series 2007:
1,100	5.500%, 5/01/28	5/17 at 100.00	N/R	1,138,027
1,000	5.625%, 5/01/42	5/17 at 100.00	N/R	1,027,140

70	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A, 6.125%, 8/01/23	8/13 at 100.00	BBB+	72,958

15,700	South Carolina JOBS Economic Development Authority, Solid Waste Recycling Facilities Revenue Bonds, Viva Recycling of South Carolina, LLC Project, Series 2012, 8.125%, 1/01/28 (Alternative Minimum Tax)	1/22 at 100.00	N/R	15,819,948

3,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding & Improvement Series 2009, 5.750%, 8/01/39	8/19 at 100.00	BBB+	3,384,240

1,250	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA–	1,541,600
56,048	Total South Carolina			46,344,046
	South Dakota – 0.1%

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Tender Option Bond Trust 1018:
2,905	18.743%, 11/01/40 (IF) (5)	11/19 at 100.00	A+	4,340,012
1,250	18.751%, 11/01/40 (IF) (5)	11/19 at 100.00	A+	1,867,750
250	18.751%, 11/01/40 (IF) (5)	11/19 at 100.00	A+	373,550
4,405	Total South Dakota			6,581,312
	Tennessee – 1.4%

	Chattanooga Health, Educational, and Housing Facility Board, Tennessee, Revenue Refunding Bonds, CDFI Phase I, LLC Project, Series 2005A:
5,065	6.000%, 10/01/35	10/15 at 100.00	BB+	5,232,550
2,000	5.125%, 10/01/35	10/15 at 100.00	BBB–	2,033,740

	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A:
10,000	6.500%, 7/01/38	7/20 at 100.00	BBB+	12,005,100
4,605	6.000%, 7/01/38	7/20 at 100.00	BBB+	5,347,833

9,015	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	9,439,066

Nuveen Investments	133

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee (continued)

	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
$1,500	5.500%, 11/01/37 (4)	11/17 at 100.00	N/R	$30,135
19,500	5.500%, 11/01/46 (4)	11/17 at 100.00	N/R	391,755

69,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	74,403,287

12,240	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place, Series 2007A, 6.300%, 7/01/37	7/17 at 100.00	N/R	7,587,821
132,925	Total Tennessee			116,471,287
	Texas – 6.5%

225	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Arlington Classics Academy, Series 2010A, 7.000%, 8/15/28	8/20 at 100.00	BB	244,492

	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A:
1,500	5.250%, 1/01/19 – SYNCORA GTY Insured	1/17 at 100.00	BB+	1,639,515
2,000	5.250%, 1/01/24 – SYNCORA GTY Insured	1/17 at 100.00	BB+	2,137,300
2,995	5.000%, 1/01/34 – SYNCORA GTY Insured	1/17 at 100.00	BB+	3,101,173

	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Second Tier Series 2006B:
8,000	5.750%, 1/01/24	1/17 at 100.00	Ba2	8,470,560
26,850	5.750%, 1/01/34	1/17 at 100.00	Ba2	27,551,322

8,010	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Third Tier Series 2001C, 9.750%, 1/01/26	11/12 at 100.00	N/R	8,070,235

	Beasley Higher Education Finance Corporation, Texas, Education Revenue Bonds, FOCUS Learning Academy Charter School, Series 2011:
1,565	7.500%, 8/15/31	8/21 at 100.00	BBB–	1,829,422
3,525	7.750%, 8/15/41	8/21 at 100.00	BBB–	4,156,363

5,535	Beasley Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2005A, 5.125%, 12/01/34 – ACA Insured	12/12 at 100.00	BBB–	5,539,649

365	Bexar County Housing Finance Corporation, Texas, Insured Multifamily Housing Revenue Bonds, Waters at Northern Hills Apartments Project, Series 2001A, 6.000%, 8/01/31 – NPFG Insured	2/13 at 101.00	Baa2	356,930

9,545	Bexar County Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Doral Club & Sutton House Apartments Project, Series 2001A, 5.550%, 10/01/36 – NPFG Insured	10/13 at 100.00	Baa2	9,655,627

1,330	Bexar County Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Dymaxion & Marbach Park Apartments, Series 2000A, 6.100%, 8/01/30 – NPFG Insured	11/12 at 100.00	Baa2	1,343,273

2,090	Bexar County Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, America Opportunity for Housing – Colinas LLC Project, Series 2001A, 5.800%, 1/01/31 – NPFG Insured	1/13 at 100.00	Baa2	2,110,858

	Bexar County Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Honey Creek Apartments Project, Series 2000A:
250	6.125%, 4/01/20 – NPFG Insured	11/12 at 100.00	Baa2	250,065
1,885	6.200%, 4/01/30 – NPFG Insured	11/12 at 100.00	Baa2	1,874,953

9,545	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Company, Series 1999B, 6.750%, 9/01/34 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	Ca	8,344,239

6,080	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003B, 6.300%, 7/01/32 (Alternative Minimum Tax)	7/13 at 101.00	CC	700,294

3,400	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003D, 5.400%, 10/01/29 (Mandatory put 10/01/14)	No Opt. Call	CC	1,383,732

134	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)

$30,960	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company Project, Series 1999A, 7.700%, 4/01/33 (Alternative Minimum Tax)	4/13 at 101.00	CC	$4,320,468

12,725	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax)	10/13 at 101.00	CC	1,585,662

8,350	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/13 at 101.00	Ca	1,167,080

55,305	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax)	7/18 at 100.00	CCC	8,890,279

2,000	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC, Series 2003A, 6.750%, 4/01/38 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	CC	1,748,400

4,500	Brazos, Texas, River Authority, Electrical Utilities, Series 1975, 8.250%, 10/01/30 (Alternative Minimum Tax)	7/18 at 100.00	CCC	718,065

6,410	Cameron Education Finance Corporation, Texas, Charter School Revenue Bonds, Faith Family Academy Charter School, Series 2006A, 5.250%, 8/15/36 – ACA Insured	8/16 at 100.00	BBB–	6,409,487

	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2010:
2,225	0.000%, 1/01/28	No Opt. Call	BBB–	1,060,658
4,000	0.000%, 1/01/29	No Opt. Call	BBB–	1,807,600

25,000	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.750%, 1/01/41	1/21 at 100.00	BB+	28,899,250

	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A:
95	7.750%, 2/15/18	No Opt. Call	BBB–	105,441
7,500	9.000%, 2/15/38	2/18 at 100.00	BBB–	8,962,800

3,000	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax) (4)	5/13 at 100.00	N/R	1,384,410

36,400	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2000A-3, 9.125%, 5/01/29 (Alternative Minimum Tax) (4)	5/15 at 101.00	N/R	16,785,132

11,400	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2007, 5.500%, 11/01/30 (Alternative Minimum Tax) (4)	11/12 at 100.00	N/R	7,382,184

2,430	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+	2,508,489

	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, Arlington Classics Academy, Series 2004A:
200	6.000%, 2/15/14 (Pre-refunded 2/15/13)	2/13 at 100.00	N/R (6)	202,886
895	7.000%, 2/15/24 (Pre-refunded 2/15/13)	2/13 at 100.00	N/R (6)	911,826
1,085	7.250%, 2/15/29 (Pre-refunded 2/15/13)	2/13 at 100.00	N/R (6)	1,106,147

	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2004A:
3,670	7.000%, 9/01/25	9/14 at 100.00	N/R	3,914,165
18,760	7.125%, 9/01/34	9/14 at 100.00	N/R	19,925,184

6,800	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa3	6,902,816

11,075	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012B, 4.750%, 11/01/42	11/22 at 100.00	Baa3	11,242,454

Nuveen Investments	135

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)

$3,745	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB+	$3,796,344

2,530	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	11/12 at 100.00	BB+	2,534,225

	Hackberry, Texas, Combination Special Assessment and Contract Revenue Road and Utility Bonds, Hidden Cove Improvements Series 2009-2A:
890	8.625%, 9/01/29	9/19 at 100.00	N/R	962,686
8,665	9.000%, 9/01/38	9/19 at 100.00	N/R	9,338,964

4,302	Harris County, Texas, Lease Purchase Agreement Bonds, Murworth Project II Series 2000, 6.750%, 5/01/20	4/13 at 100.00	N/R	4,304,512

30,660	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/12 at 100.00	BBB	30,659,387

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
1,005	0.000%, 11/15/23 – NPFG Insured	No Opt. Call	BBB	545,946
11,180	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	BBB	5,726,620
16,030	0.000%, 11/15/25 – NPFG Insured	No Opt. Call	BBB	7,767,016
4,105	0.000%, 11/15/26 – NPFG Insured	No Opt. Call	BBB	1,880,172
5,000	0.000%, 11/15/27 – NPFG Insured	No Opt. Call	BBB	2,166,200
12,000	0.000%, 11/15/28 – NPFG Insured	No Opt. Call	BBB	4,917,720
10,295	0.000%, 11/15/29 – NPFG Insured	No Opt. Call	BBB	3,984,062
2,515	0.000%, 11/15/30 – NPFG Insured	No Opt. Call	BBB	917,321
5,000	0.000%, 11/15/31 – NPFG Insured	No Opt. Call	BBB	1,724,550
1,090	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	BBB	353,574
1,610	0.000%, 11/15/34 – NPFG Insured	11/31 at 83.17	BBB	460,959
35	0.000%, 11/15/35 – NPFG Insured	11/31 at 78.18	BBB	9,333
4,160	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	BBB	1,039,251
1,525	0.000%, 11/15/37 – NPFG Insured	11/31 at 69.08	BBB	358,024
1,930	0.000%, 11/15/38 – NPFG Insured	11/31 at 64.91	BBB	425,739
1,005	0.000%, 11/15/39 – NPFG Insured	11/31 at 60.98	BBB	208,256
9,300	0.000%, 11/15/40 – NPFG Insured	11/31 at 57.27	BBB	1,809,966
3,870	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	BBB	707,281

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G:
4,415	5.250%, 11/15/30 – NPFG Insured	11/12 at 100.00	BBB	4,421,004
510	5.375%, 11/15/41 – NPFG Insured	11/12 at 100.00	BBB	510,699
300	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	BBB	55,956

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3:
200	0.000%, 11/15/33 – NPFG Insured	11/24 at 59.10	BBB	60,296
190	0.000%, 11/15/34 – NPFG Insured	11/24 at 55.69	BBB	53,914
110	0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	BBB	29,168
17,675	0.000%, 11/15/39	11/24 at 41.26	BBB	3,685,238

	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Refunding Bonds, Series 2001A:
30	5.250%, 11/15/30 – NPFG Insured	11/12 at 100.00	BBB	30,284
140	0.000%, 11/15/34 – NPFG Insured	11/30 at 78.27	BBB	43,253
36,660	0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	BBB	8,620,966
450	0.000%, 11/15/40 – NPFG Insured	11/30 at 54.04	BBB	91,868

	Harris County-Houston Sports Authority, Texas, Senior Lien Special Revenue Bonds, Series 1998A:
1,295	5.000%, 11/15/25 – NPFG Insured	11/12 at 100.00	BBB	1,295,570
3,275	5.000%, 11/15/28 – NPFG Insured	11/12 at 100.00	BBB	3,276,343

3,685	Health Facilities Development District of Central Texas, Revenue Bonds, Lutheran Social Services of the South Inc., Series 2004A, 6.875%, 2/15/32	2/14 at 100.00	N/R	3,744,071

136	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)

$8,755	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	8/16 at 100.00	N/R	$8,688,987

6,535	Hidalgo Willacy Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Heritage Square Apartments Project, Series 2003A, 7.000%, 1/01/39	1/14 at 102.00	N/R	6,705,106

	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 2001E:
9,350	7.000%, 7/01/29	11/12 at 100.00	B	9,389,738
5,990	6.750%, 7/01/29 (Alternative Minimum Tax)	11/12 at 100.00	B	6,014,439

2,500	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Airport Improvement Project, Series 1997C, 6.125%, 7/15/27 (Alternative Minimum Tax)	11/12 at 100.00	B–	2,499,850

7,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Refunding Series 2011, 6.625%, 7/15/38 (Alternative Minimum Tax)	7/21 at 100.00	B–	7,867,860

2,970	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Series 1997B, 6.125%, 7/15/27 (Alternative Minimum Tax)	11/12 at 100.00	B–	2,969,822

11,375	Jefferson County Industrial Development Corporation, Texas, Hurricane Ike Disaster Area Revenue Bonds, Port of Beaumont Petroleum Transload Terminal, LLC Project, Series 2012, 8.250%, 7/01/32	7/22 at 100.00	N/R	10,904,985

4,680	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007A, 5.450%, 8/15/36	11/12 at 100.00	N/R	4,267,505

4,500	La Vernia Higher Education Finance Corporation, Texas, Education Revenue Bonds, Cosmos Foundation Inc., Series 2008A, 7.125%, 2/15/38	2/17 at 100.00	BBB	5,245,470

1,500	Newark Cultural Education Facilities Finance Corporation, Texas, Lease Revenue Bonds, A.W. Brown-Fellowship Leadership Academy, Series 2012A, 6.000%, 8/15/42	2/15 at 103.00	BBB–	1,576,230

11,090	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Tender Option Bond Trust 1015, 20.081%, 1/01/38 (IF) (5)	1/18 at 100.00	A3	17,362,615

1,600	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.250%, 1/01/39	1/19 at 100.00	A2	1,839,664

18,240	Port Corpus Christi Authority, Nueces County, Texas, Pollution Control Revenue Bonds, Celanese Project, Refunding Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	5/14 at 100.00	B+	18,438,634

8,900	Red River Authority, Texas, Pollution Control Revenue Bonds, Hoechst Celanese Corporation Project, Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	5/14 at 100.00	B+	8,996,921

8,875	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012, 7.250%, 12/15/47	12/21 at 100.00	N/R	9,491,901

4,500	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crestview Project, Series 2011A, 8.000%, 11/15/46	11/21 at 100.00	N/R	5,175,000

5,945	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28	11/15 at 100.00	CCC	590,041

1,000	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003A, 5.800%, 7/01/22	7/13 at 101.00	CC	107,960

2,075	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2009A, 8.000%, 2/15/38	2/20 at 100.00	N/R	2,301,341

1,350	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Charter School Revenue Bonds, Trinity Basin Preparatory Project, Series 2009A, 7.750%, 6/01/39	12/19 at 100.00	BBB–	1,569,551

Nuveen Investments	137

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)

$11,685	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A–	$14,810,621

100	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/22	No Opt. Call	A–	115,442

1,900	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	2,309,963

	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
8,550	7.500%, 6/30/32	6/20 at 100.00	Baa3	11,031,467
2,715	7.500%, 6/30/33	6/20 at 100.00	Baa3	3,492,305
10,400	7.000%, 6/30/40	6/20 at 100.00	Baa3	12,867,920

3,580	Texas Public Finance Authority Charter School Finance Corporation, Charter School Revenue Bonds, School of Excellence Education Project, Series 2004A, 7.000%, 12/01/34	12/14 at 100.00	BB+	3,674,906

850	Texas Public Finance Authority Charter School Finance Corporation, Education Revenue Bonds, Uplift Education, Series 2007A, 5.875%, 12/01/36	12/17 at 100.00	BBB–	927,928

1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	1,028,200

1,500	Texas Student Housing Authority, Revenue Bonds, Austin Project, Senior Series 2001A, 5.500%, 1/01/33 – NPFG Insured	1/13 at 101.00	Baa2	1,424,565

5,500	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.125%, 11/01/40	11/20 at 100.00	BB+	6,481,255

980	Trinity River Authority of Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003, 6.250%, 5/01/28 (Alternative Minimum Tax)	5/13 at 101.00	CC	113,317

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A:
1,405	5.250%, 11/01/27	11/17 at 100.00	Baa2	1,518,693
3,610	5.250%, 11/01/32	11/17 at 100.00	Baa2	3,857,357
5,400	5.375%, 11/01/37	11/17 at 100.00	Baa2	5,767,524

1,020	Waco Health Facilities Development Corporation, Texas, Hillcrest Health System Project, FHA Insured Mortgage Revenue Bonds, Series 2006A, 4.500%, 8/01/35 – NPFG Insured	8/16 at 100.00	BBB	1,051,345
749,787	Total Texas			541,694,051
	Utah – 0.7%

645	Bountiful, Davis County, Utah, Hospital Revenue Refunding Bonds, South Davis Community Hospital Project, Series 1998, 5.750%, 12/15/18	12/12 at 100.00	N/R	645,916

2,500	Carbon County, Utah, Solid Waste Disposal Facility Revenue Bonds, Sunnyside Cogeneration Associates, Series 1999A, 7.100%, 8/15/23 (Alternative Minimum Tax)	No Opt. Call	N/R	2,854,825

900	Provo, Utah, Charter School Revenue Bonds, Freedom Academy Foundation, Series 2007, 5.500%, 6/15/37	6/17 at 100.00	N/R	876,267

	Spanish Fork City, Utah, Charter School Revenue Bonds, American Leadership Academy, Series 2006:
2,605	5.550%, 11/15/21	11/16 at 100.00	N/R	2,694,247
1,145	5.550%, 11/15/26	11/16 at 100.00	N/R	1,163,560
8,195	5.700%, 11/15/36	11/16 at 100.00	N/R	8,294,733

4,500	Utah County, Utah, Charter School Revenue Bonds, Lakeview Academy, Series 2007A, 5.625%, 7/15/37	7/15 at 102.00	BBB–	4,420,035

3,500	Utah County, Utah, Charter School Revenue Bonds, Lincoln Academy, Series 2007A, 5.875%, 6/15/37	6/17 at 100.00	N/R	3,524,325

138	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utah (continued)

$2,000	Utah State Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012, 6.550%, 7/15/42	7/22 at 100.00	BB+	$2,105,520

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
2,005	6.250%, 6/15/28	6/17 at 100.00	N/R	2,036,098
2,975	6.500%, 6/15/38	6/17 at 100.00	N/R	3,017,275

2,690	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.375%, 7/15/40	7/20 at 100.00	BBB–	2,921,206

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Oquirrh Mountain Charter School, Series 2010:
2,110	8.000%, 7/15/30	7/18 at 102.00	N/R	2,279,475
3,910	8.000%, 7/15/41	7/18 at 102.00	N/R	4,198,910

5,145	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Summit Academy High School, Series 2011A, 8.500%, 5/15/41	5/21 at 100.00	N/R	5,883,513

	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Series 2007A:
1,490	5.750%, 7/15/22	7/15 at 102.00	N/R	1,509,430
1,530	5.875%, 7/15/27	7/15 at 102.00	N/R	1,538,889
3,475	6.000%, 7/15/37	7/15 at 102.00	N/R	3,480,247

3,300	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project, Series 2007A, 5.800%, 6/15/38	12/17 at 100.00	BBB–	3,401,277
54,620	Total Utah			56,845,748
	Virgin Islands – 0.0%

1,240	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	1,468,730
	Virginia – 1.8%

213	Bell Creek Community Development Authority, Virginia, Special Assessment Bonds, Series 2003A, 6.750%, 3/01/22	3/13 at 101.00	N/R	215,942

2,469	Broad Street Community Development Authority, Virginia, Revenue Bonds, Series 2003, 7.500%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 102.00	N/R (6)	2,613,832

	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B:
2,439	6.250%, 3/01/18	3/14 at 102.00	N/R	1,765,373
5,954	6.600%, 3/01/25	3/14 at 102.00	N/R	4,224,899
3,538	6.750%, 3/01/34	3/14 at 102.00	N/R	2,504,904

	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005:
3,750	5.375%, 12/01/28	12/15 at 100.00	N/R	3,808,800
11,500	5.625%, 12/01/39	12/15 at 100.00	N/R	11,617,415

260	Giles County Industrial Development Authority, Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Corporation Project, Series 1995, 5.950%, 12/01/25 (Alternative Minimum Tax)	12/12 at 100.00	B+	259,977

45	Giles County Industrial Development Authority, Virginia, Solid Waste Facility Revenue Bonds, Hoechst Celanese Corporation Project, Series 1992, 6.625%, 12/01/22 (Alternative Minimum Tax)	11/12 at 100.00	B+	45,044

1,250	Lexington Industrial Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Kendall at Lexington Retirement Community, Inc., Series 2007A, 5.500%, 1/01/37	1/17 at 100.00	N/R	1,271,275

	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appreciation Series 2009B-2:
2,450	0.000%, 10/01/27 – AGC Insured	No Opt. Call	AA–	1,245,923
4,810	0.000%, 10/01/32 – AGC Insured	No Opt. Call	AA–	1,839,440

4,350	Norfolk Economic Development Authority, Virginia, Empowerment Zone Facility Revenue Bonds, BBL Old Dominion University LLC Project, Series 2006A, 6.000%, 11/01/36 (Alternative Minimum Tax)	11/16 at 102.00	N/R	3,412,706

Nuveen Investments	139

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virginia (continued)

	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Series 2007:
$6,217	6.250%, 9/01/24	9/17 at 100.00	N/R	$6,637,145
1,236	6.350%, 9/01/28	9/17 at 100.00	N/R	1,313,831
8,360	6.450%, 9/01/37	9/17 at 100.00	N/R	8,844,713

725	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.150%, 9/01/24	9/16 at 100.00	N/R	752,753

68,440	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B2	52,774,084

945	Virginia Gateway Community Development Authority, Prince William County, Special Assessment Bonds, Series 2003, 6.375%, 3/01/30	3/13 at 102.00	N/R	968,134

14,000	Virginia Small Business Financing Authority, Revenue Bonds Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC Project, Series 2009, 9.000%, 7/01/39	7/14 at 102.00	N/R	15,108,240

3,900	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	4,089,735

	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
5,000	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	5,768,850
14,000	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	15,397,900
165,851	Total Virginia			146,480,915
	Washington – 1.5%

1,595	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/34 (UB) (5)	6/19 at 100.00	AA	1,814,711

	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B:
750	19.677%, 6/01/39 (IF) (5)	6/19 at 100.00	AA	1,146,120
2,500	19.677%, 6/01/39 (IF) (5)	6/19 at 100.00	AA	3,820,400

1,050	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	1,164,524

	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007:
1,690	5.500%, 6/01/27 (Alternative Minimum Tax)	6/17 at 100.00	N/R	1,596,002
2,310	5.600%, 6/01/37 (Alternative Minimum Tax)	6/17 at 100.00	N/R	2,189,025

2,590	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	3,310,642

6,800	Port of Seattle Industrial Development Corporation, Washington, Special Facilities Revenue Refunding Bonds, Delta Air Lines, Inc. Project, Series 2012, 5.000%, 4/01/30 (Alternative Minimum Tax)	4/23 at 100.00	B+	6,872,964

2,110	Snohomish County Housing Authority, Washington, Revenue Bonds, Westwood Crossing Apartments, Series 2007, 5.250%, 5/01/37 (Alternative Minimum Tax)	5/17 at 100.00	N/R	1,943,711

	Vancouver Downtown Redevelopment Authority, Washington, Revenue Bonds, Conference Center Project, Series 2003A:
1,655	6.000%, 1/01/28 – ACA Insured	1/14 at 100.00	N/R	1,600,517
6,290	6.000%, 1/01/34 – ACA Insured	1/14 at 100.00	N/R	5,971,915

	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012:
750	5.000%, 12/01/32	12/21 at 100.00	Baa3	782,513
2,220	5.000%, 12/01/42	12/21 at 100.00	Baa3	2,291,062

140	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)

$1,770	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 4728, 17.781%, 10/01/42 (IF) (5)	10/22 at 100.00	AA	$2,637,371

4,440	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 4730, 14.895%, 10/01/40 (IF) (5)	10/22 at 100.00	AA	5,131,930

	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Childrens Hospital, Tender Option Bond Trust 1180:
4,810	17.521%, 10/01/40 (IF) (5)	10/20 at 100.00	AA	6,601,533
2,500	17.625%, 10/01/40 (IF) (5)	10/20 at 100.00	AA	3,431,400

	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Tender Option Bond Trust 3295:
2,310	17.776%, 4/01/20 (IF) (5)	No Opt. Call	AA	3,343,563
7,500	17.883%, 10/01/42 (IF)	10/22 at 100.00	AA	11,175,300

	Washington State Health Care Facilities Authority, Revenue Bonds, Children’s Hospital and Regional Medical Center, Tender Option Bond Trust 1180:
3,545	19.626%, 4/01/16 (IF) (5)	No Opt. Call	AA	5,269,572
2,500	17.625%, 10/01/40 (IF) (5)	10/20 at 100.00	AA	3,431,400

	Washington State Health Care Facilities Authority, Revenue Bonds, Group Health Cooperative of Puget Sound, Series 2006:
1,600	5.000%, 12/01/23 – RAAI Insured	12/16 at 100.00	BBB–	1,636,608
2,000	5.000%, 12/01/24 – RAAI Insured	12/16 at 100.00	BBB–	2,035,960
1,810	5.000%, 12/01/25 – RAAI Insured	12/16 at 100.00	BBB–	1,835,050
2,000	4.500%, 12/01/26 – RAAI Insured	12/16 at 100.00	BBB–	1,960,080
27,180	4.750%, 12/01/31 – RAAI Insured	12/16 at 100.00	BBB–	26,826,388
3,545	5.000%, 12/01/36 – RAAI Insured	12/16 at 100.00	BBB–	3,561,094

	Washington State Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Tender Option Bond Trust 1095:
395	16.980%, 8/15/44 (IF) (5)	8/22 at 100.00	AA–	547,051
6,515	17.074%, 8/15/44 (IF) (5)	8/22 at 100.00	AA–	9,037,413

	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health & Services Project, Tender Option Bond Trust 4679:
1,520	18.586%, 10/01/39 (IF) (5)	4/20 at 100.00	AA	2,211,083
1,875	18.812%, 10/01/39 (IF) (5)	4/20 at 100.00	AA	2,728,200
110,125	Total Washington			127,905,102
	West Virginia – 0.5%

365	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	BBB	383,841

1,675	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Tax Increment Financing District 1, The Highlands Project, Series 2008A, 6.500%, 6/01/34	6/18 at 100.00	N/R	1,798,783

	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008:
15,165	6.500%, 10/01/38	10/18 at 100.00	N/R	15,820,280
22,275	6.750%, 10/01/43	10/18 at 100.00	N/R	23,514,381
39,480	Total West Virginia			41,517,285
	Wisconsin – 1.6%

450	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16 (Pre-refunded 12/01/14)	12/14 at 101.00	N/R (6)	522,311

8,990	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2006, 7.000%, 12/01/26	12/18 at 102.00	N/R	8,646,852

300	Milwaukee Redevelopment Authority, Wisconsin, Academy of Learning and Leadership Charter School, Series 2007A, 5.500%, 8/01/22 (4)	8/15 at 102.00	N/R	89,970

Nuveen Investments	141

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Thomas Jefferson Classical Academy, Series 2011:
$660	7.000%, 7/01/31	7/19 at 100.00	BBB–	$730,844
500	7.125%, 7/01/42	7/19 at 100.00	BBB–	549,845

1,000	Public Finance Authority, Wisconsin, Charter School Revenue Bonds, Explore Knowledge Foundation Las Vegas Project, Series 2012A, 6.000%, 7/15/42	7/22 at 100.00	BBB–	1,018,300

	Public Finance Authority, Wisconsin, Charter School Revenue Bonds, Voyageur Foundation Inc. Detroit Project, Series 2012A:
1,100	6.000%, 10/01/32	10/22 at 100.00	N/R	1,128,028
3,275	6.200%, 10/01/42	10/22 at 100.00	N/R	3,357,661

1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39	6/20 at 100.00	Baa2	1,387,447

2,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Tender Option Bond Trust 2009-15W, 19.310%, 8/15/37 (IF) (5)	2/20 at 100.00	AA–	4,054,930

2,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Community Memorial Hospital Inc. – Oconto Falls, Series 2003, 7.250%, 1/15/33	1/13 at 101.00	N/R	2,266,358

955	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 3592, 18.841%, 4/01/17 (IF) (5)	No Opt. Call	AA–	1,388,341

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A:
1,000	5.750%, 5/01/35	5/21 at 100.00	A+	1,154,260
3,925	6.000%, 5/01/41	5/21 at 100.00	A+	4,545,700

405	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Southwest Health Center Inc., Series 2004A, 5.000%, 4/01/13 (ETM)	No Opt. Call	N/R (6)	412,412

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Southwest Health Center Inc., Series 2004A:
875	6.125%, 4/01/24 (Pre-refunded 4/01/14)	4/14 at 100.00	N/R (6)	941,343
1,000	6.250%, 4/01/34 (Pre-refunded 4/01/14)	4/14 at 100.00	N/R (6)	1,077,570

500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%, 12/15/38	12/19 at 100.00	AA–	556,370

3,200	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Upland Hills Health Inc., Series 2006B, 5.000%, 5/15/36	5/16 at 100.00	BBB+	3,269,056

2,800	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Vernon Memorial Healthcare Inc., Series 2005, 5.250%, 3/01/35	3/15 at 100.00	BBB	2,853,620

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Health, Tender Option Bond Trust 2113:
1,335	13.687%, 8/15/26 (IF)	8/16 at 100.00	A–	1,635,268
9,750	13.687%, 8/15/30 (IF)	8/16 at 100.00	A–	11,999,910
3,535	14.172%, 8/15/31 (IF)	8/16 at 100.00	A–	4,412,316
3,750	14.181%, 8/15/34 (IF)	8/16 at 100.00	A–	4,648,500

7,855	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/26 (UB)	8/16 at 100.00	A–	8,296,687

35,655	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012A, 8.625%, 6/01/47	6/22 at 100.00	N/R	37,758,645

25,000	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012B, 8.375%, 6/01/20	12/13 at 100.00	N/R	25,288,000
124,040	Total Wisconsin			133,990,544
$9,148,029	Total Municipal Bonds (cost $7,709,076,615)			8,285,718,364

142	Nuveen Investments

Shares	Description (1)		Value
	COMMON STOCKS – 0.0%

	Containers & Packaging – 0.0%

7,884	Rock-Tenn Company (16)		$577,030
	Total Common Stocks (cost $577,030)		577,030

Principal Amount (000)	Description (1)	Ratings (3)	Value
	CORPORATE BONDS – 0.1%

	Machinery – 0.1%

$7,000	Navistar International Corporation	B2	$6,553,750
	Total Corporate Bonds (cost $6,659,246)		6,553,750

Shares	Description (1)		Value
	PROMISSORY NOTE (17) – 0.0%

56,564	Confluence Energy, LLC (7), (14)		$19,797
	Total Promissory Note (cost $19,797)		19,797
	Total Investments (cost $7,716,332,688) – 99.3%		8,292,868,941
	Floating Rate Obligations – (2.1)%		(174,085,000)
	Other Assets Less Liabilities – 2.8% (18)		232,765,473
	Net Assets – 100%		$8,351,549,414

Investments in Derivatives at October 31, 2012

Credit Default Swaps outstanding:

Counterparty	Referenced Entity	Buy/Sell Protection (19)	Current Credit Spread (20)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation) (18)
Goldman Sachs	Texas Competitive Electric Holdings Company LLC	Buy	46.50 - 49.50%	$2,000,000	5.000%	9/20/14	$1,381,751	$256,751

Forward Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (21)	Termination Date	Unrealized Appreciation (Depreciation) (18)
Barclays PLC	$100,000,000	Receive	3-Month USD-LIBOR	2.670%	Semi-Annually	6/26/14	6/26/42	$2,159,028

Nuveen Investments	143

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2012

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.

(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(8)	On April 13, 2012, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.75% to 4.26%. Additionally, the Adviser instructed the Fund’s custodian to reduce any corresponding current and past due receivable balances by an equal percentage amount.

(9)	On April 13, 2012, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.50% to 4.07%. Additionally, the Adviser instructed the Fund’s custodian to reduce any corresponding current and past due receivable balances by an equal percentage amount.

(10)	On April 13, 2012, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.50% to 4.81%. Additionally, the Adviser instructed the Fund’s custodian to reduce any corresponding current and past due receivable balances by an equal percentage amount.

(11)	On May 1, 2012, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.800% to 4.35%.

(12)	On May 1, 2012, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.88% to 4.70%.

(13)	Principal Amount (000) rounds to less than $1,000.

(14)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(15)	On March 5, 2007, Bayonne Medical Center (“Bayonne”) received an “event of default notice” resulting from their failure to pay a $5,000,000 bank line of credit. As senior creditors of Bayonne, the Adviser, on behalf of the Fund, issued an event of default notice to Bayonne on March 15, 2007, under default provisions of the debt agreements. Under such notice, Bayonne became obligated to increase the interest rate it paid on the debt from 8.050% annually to 10.750% annually and the Adviser had instructed the custodian to reflect such change in the Fund’s records. On April 30, 2007, the Adviser concluded that Bayonne was not likely able to meet its interest obligations and directed the Fund’s custodian to cease accruing additional income and to “write-off” any remaining recorded balances on the Fund’s records.

(16)	Common stock received as part of the bankruptcy settlement for Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, coupon 7.450%, Maturity 3/01/24.

(17)	Promissory Note entered into as part of the acquisition of competing creditor interests and claims in connection with the restructuring of Colorado State Housing and Finance Authority Revenue – Confluence Energy LLC Revenue Bonds, 6.20% coupon, maturity 4/1/16, and the recapitalization of the bonds’ issuer.

(18)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at October 31, 2012.

(19)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(20)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(21)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

144	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Inflation Protected Municipal Bond Fund

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Alabama – 0.7%

$275	Birmingham Airport Authority, Alabama, Airport Revenue Bonds, Series 2010, 6.000%, 7/01/23 – AGM Insured	7/20 at 100.00	AA–	$336,815
	Arizona – 5.0%

250	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB	262,628

500	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/19	No Opt. Call	BBB+	573,170

345	Arizona Sports and Tourism Authority, Senior Revenue Refunding Bonds, Multipurpose Stadium Facility Project, Series 2012A, 5.000%, 7/01/25	7/22 at 100.00	A1	402,198

95	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/15 – AGM Insured	No Opt. Call	AA–	105,385

835	Pima County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, San Juan Project, Series 2009A, 4.950%, 10/01/20	No Opt. Call	BBB	955,290

10	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2003, 5.000%, 12/01/18 – NPFG Insured	12/13 at 100.00	Aa2	10,470

25	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/19	No Opt. Call	A–	28,875
2,060	Total Arizona			2,338,016
	Arkansas – 0.2%

65	North Little Rock, Arkansas, Electric Revenue Refunding Bonds, Series 1992A, 6.500%, 7/01/15 – NPFG Insured (ETM)	No Opt. Call	BBB (4)	70,869
	California – 4.6%

95	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Bonds, Series 1999A, 5.000%, 10/01/29 – NPFG Insured	4/13 at 100.00	A	95,144

115	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L, 5.000%, 5/01/16	No Opt. Call	AA	132,708

125	California Department of Water Resources, Power Supply Revenue Bonds, Series 2011N, 5.000%, 5/01/21	No Opt. Call	AA	158,073

90	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A, 5.000%, 3/01/33	3/13 at 100.00	A	90,591

145	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008H, 5.125%, 7/01/22	7/15 at 100.00	A	157,183

115	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital of Orange County, Series 2009A, 5.750%, 11/01/18	No Opt. Call	A	141,004

45	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 1993E, 5.500%, 6/01/15	No Opt. Call	A2	47,249

210	California Statewide Communities Development Authority, Insured Revenue Refunding Bonds, Rady Children’s Hospital of San Diego, Series 2006A, 5.000%, 8/15/23 – NPFG Insured	8/16 at 100.00	A+	234,730

100	California Statewide Communities Development Authority, Revenue Bonds, State of California Proposition 1A Receivables Program, Series 2009, 5.000%, 6/15/13	No Opt. Call	A1	102,954

120	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.000%, 7/01/22	7/15 at 100.00	BBB	125,945

500	El Camino Community College District, California, General Obligation Bonds, Election of 2002 Series 2012C, 0.000%, 8/01/21	No Opt. Call	Aa1	390,025

50	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2010A, 5.000%, 5/15/31	5/20 at 100.00	AA	57,741

Nuveen Investments	145

Portfolio of Investments (Unaudited)

Nuveen Inflation Protected Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$175	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Refunding Bonds, LAXFUEL Corporation at Los Angeles International Airport, Series 2012, 5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	A	$204,666

80	Madera County, California, Certificates of Participation, Valley Children’s Hospital Project, Series 1995, 5.750%, 3/15/28 – NPFG Insured	3/13 at 100.00	A3	80,142

100	Port of Oakland, California, Revenue Refunding Bonds, Series 2011-O, 5.000%, 5/01/21 (Alternative Minimum Tax)	No Opt. Call	A+	119,308
2,065	Total California			2,137,463
	Colorado – 3.1%

500	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012A, 5.000%, 11/15/22 (Alternative Minimum Tax)	No Opt. Call	A+	599,800

150	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 5.250%, 12/01/22 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	158,058

445	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	BBB	309,106

310	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 5.250%, 7/15/24	7/20 at 100.00	Baa3	352,672
1,405	Total Colorado			1,419,636
	Connecticut – 0.4%

190	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 1999B, 1.550%, 11/15/29 (Mandatory put 2/01/17)	No Opt. Call	AA+	194,248
	District of Columbia – 0.7%

65	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	77,147

100	District of Columbia, Income Tax Secured Revenue Bonds, Series 2009D, 5.000%, 12/01/16	No Opt. Call	AAA	117,735

135	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 5.000%, 10/01/16 – AMBAC Insured	No Opt. Call	A1	153,386
300	Total District of Columbia			348,268
	Florida – 3.4%

100	City of Tampa, Florida, Refunding and Capital Improvement Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Series 2012A, 5.000%, 9/01/21	No Opt. Call	A+	119,719

500	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/22	No Opt. Call	A+	583,555

125	Florida Hurricane Catastrophe Fund, Financial Corporation Revenue Bonds, Series 2010A, 5.000%, 7/01/15	No Opt. Call	AA	138,753

75	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	A–	79,889

15	Lake County School District, Florida, Sales Tax Revenue Bonds, Series 2004, 5.000%, 10/01/15 – AMBAC Insured	10/14 at 100.00	A+	16,137

25	Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B, 5.000%, 10/01/18 – AMBAC Insured	11/12 at 100.00	N/R	25,054

500	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2012, 5.000%, 7/01/22	No Opt. Call	AA	616,640
1,340	Total Florida			1,579,747

146	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia – 4.2%

$150	Atlanta, Georgia, Airport General Revenue Bonds, Series 2012C, 5.000%, 1/01/22 (Alternative Minimum Tax)	No Opt. Call	A+	$178,986

150	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007, 5.250%, 12/01/21 – AGC Insured	12/17 at 100.00	AA–	166,001

150	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	178,023

35	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	7/15 at 100.00	A–	38,116

500	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, First Series 2012, 1.750%, 12/01/49 (Mandatory put 6/01/17)	No Opt. Call	A	509,620

100	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Ogelthrope Power Company – Vogtle Plant, Series 2008, 0.900%, 1/01/39 (Mandatory put 3/01/13)	No Opt. Call	A	100,119

	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Refunding Bonds, Series 1993:
65	5.500%, 10/01/18 – NPFG Insured	No Opt. Call	BBB	70,624
60	5.625%, 10/01/26 – NPFG Insured	10/19 at 100.00	BBB	69,948

55	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/19	12/14 at 100.00	BBB–	56,021

200	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series 2011A, 5.250%, 10/01/41	10/21 at 100.00	Aa3	230,158

100	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993Z, 5.500%, 1/01/20 – FGIC Insured	No Opt. Call	A+	109,430

120	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 – AMBAC Insured	No Opt. Call	Aa2	140,914

100	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.250%, 10/01/27	10/21 at 100.00	Baa2	114,373
1,785	Total Georgia			1,962,333
	Guam – 1.3%

500	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA–	591,015
	Idaho – 0.2%

60	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B, 6.000%, 12/01/23	12/18 at 100.00	AA	71,632
	Illinois – 8.3%

65	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 2001A, 5.125%, 1/01/26 – AGM Insured (Alternative Minimum Tax)	11/12 at 100.00	AA–	65,083

175	Chicago, Illinois, Second Lien Wastewater Transmission Revenue Bonds, Series 2001A, 5.500%, 1/01/30 – NPFG Insured	No Opt. Call	Aa3	214,100

125	Cook County, Illinois, General Obligation Bonds, Refunding Series 2009A, 5.000%, 11/15/17	No Opt. Call	AA	147,614

325	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2012A, 5.000%, 3/01/22	No Opt. Call	A+	395,545

740	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 5.000%, 10/01/22	No Opt. Call	BBB–	800,066

100	Illinois Finance Authority, Revenue Bonds, Trinity Health Credit Group, Series 2011-IL, 4.000%, 12/01/21	No Opt. Call	AA	111,749

175	Illinois Health Facilities Authority, Revenue Bonds, Sherman Health Systems, Series 1997, 5.250%, 8/01/27 – AMBAC Insured	2/13 at 100.00	BBB	175,165

110	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 6.250%, 1/01/17	1/13 at 100.00	BBB+	114,932

Nuveen Investments	147

Portfolio of Investments (Unaudited)

Nuveen Inflation Protected Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)

$500	Illinois State Department of Employment Security, Unemployment Insurance Fund Building Receipts Revenue Bonds, Series 2012B, 5.000%, 12/15/17	12/16 at 100.00	AA+	$585,895

50	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	A	56,227

130	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/17	1/16 at 100.00	A	143,911

120	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.010%, 6/15/17 – FGIC Insured	No Opt. Call	A3	107,722

55	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.010%, 6/15/17 – FGIC Insured (ETM)	No Opt. Call	BBB (4)	51,852

115	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project, Series 2007A, 5.000%, 1/01/19 – NPFG Insured	1/18 at 100.00	A2	132,493

485	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.000%, 6/01/19	No Opt. Call	A	562,028

165	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2011A, 5.000%, 6/01/19 – AGM Insured	No Opt. Call	AA	200,736
3,435	Total Illinois			3,865,118
	Indiana – 3.0%

500	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/24 (WI/DD, Settling 11/27/12)	5/23 at 100.00	A	579,825

500	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Series 2012A, 5.000%, 5/01/22	No Opt. Call	A+	589,785

100	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011A, 5.250%, 10/01/23	10/21 at 100.00	AA	123,885

100	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 1/01/20 – NPFG Insured	No Opt. Call	A+	123,596
1,200	Total Indiana			1,417,091
	Iowa – 1.5%

500	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Central College, Refunding Series 2012A, 5.000%, 10/01/31	10/21 at 100.00	Baa3	543,425

135	Iowa State, Special Obligation Bonds, I-Jobs Program, Series 2009A, 5.000%, 6/01/18	No Opt. Call	AA	164,292
635	Total Iowa			707,717
	Kansas – 5.1%

50	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2011F, 5.000%, 11/15/21	No Opt. Call	A2	58,604

600	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A, 5.000%, 12/01/19	No Opt. Call	Baa1	685,176

500	Kansas Turnpike Authority, Revenue Bonds, Series 2012A, 5.000%, 9/01/22 – AGM Insured	9/20 at 100.00	AA–	607,920

1,500	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB	1,006,216
2,650	Total Kansas			2,357,916
	Kentucky – 2.5%

100	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 5.500%, 6/01/21	6/20 at 100.00	BBB+	116,399

148	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky (continued)

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1:
$200	5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA–	$223,766
100	6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA–	111,476

100	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A2, 0.000%, 12/01/22 – AGC Insured	No Opt. Call	AA–	62,119

50	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2010A, 2.750%, 7/01/16	No Opt. Call	AAA	53,105

200	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Revenue Bonds, Series 2012A, 5.000%, 2/01/27	2/22 at 100.00	AAA	244,850

130	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/15 – AGM Insured	No Opt. Call	AA–	145,337

150	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17)	No Opt. Call	A–	152,264

50	Owensboro, Kentucky, Electric Light and Power System Revenue Bonds, Series 1991B, 0.000%, 1/01/17 – AMBAC Insured	No Opt. Call	A3	45,447
1,080	Total Kentucky			1,154,763
	Louisiana – 2.4%

25	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2004A, 5.000%, 11/01/18 (Alternative Minimum Tax)	11/14 at 100.00	BBB	26,534

100	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 5.625%, 7/01/26	7/21 at 100.00	Baa2	112,616

50	Louisiana Local Government Environment Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29	8/20 at 100.00	BBB–	58,949

200	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Refunding Bonds, LOOP Inc. Project, Series 2007B-1A, 1.375%, 10/01/37 (Mandatory put 10/01/16)	No Opt. Call	A–	200,304

500	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2012, 5.000%, 12/01/27 – AGM Insured	12/22 at 100.00	AA–	581,100

130	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	143,146
1,005	Total Louisiana			1,122,649
	Maine – 0.4%

165	Maine Turnpike Authority, Turnpike Revenue Bonds, Series 2012A, 5.000%, 7/01/37	7/22 at 100.00	AA–	191,230
	Maryland – 0.1%

40	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	11/12 at 100.00	N/R	40,223
	Massachusetts – 1.7%

100	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A+	111,884

100	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health, Series 2011H, 5.000%, 7/01/21	No Opt. Call	A–	115,738

530	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/21 – AMBAC Insured	11/12 at 100.00	N/R	530,016

20	Massachusetts Water Resources Authority, General Revenue Bonds, Series 1993C, 5.250%, 12/01/15 – NPFG Insured	No Opt. Call	Aa1	21,424
750	Total Massachusetts			779,062

Nuveen Investments	149

Portfolio of Investments (Unaudited)

Nuveen Inflation Protected Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan – 4.2%

$85	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2002A, 6.000%, 5/01/21 – FGIC Insured	No Opt. Call	Aa2	$107,350

260	Detroit Water Supply System, Michigan, Water Supply System Revenue Senior Lien Bonds, Series 2006A, 5.250%, 7/01/19 – NPFG Insured	7/16 at 100.00	BBB	286,333

	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012:
200	5.000%, 10/01/17	No Opt. Call	BBB+	220,800
500	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA–	572,440
190	5.000%, 10/01/20 – AGM Insured	No Opt. Call	AA–	218,183

95	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011, 6.000%, 10/01/21	No Opt. Call	BBB–	103,618

110	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/22	7/16 at 100.00	AAA	126,088

50	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 1.350%, 11/15/47 (Mandatory put 4/01/13)	No Opt. Call	AA+	50,235

90	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.000%, 11/15/20	11/19 at 100.00	A1	105,823

100	Michigan State, General Obligation Refunding Bonds, Series 2002, 5.500%, 12/01/15	No Opt. Call	Aa2	114,748

50	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/19	No Opt. Call	AA–	61,073
1,730	Total Michigan			1,966,691
	Minnesota – 0.6%

55	Central Minnesota Municipal Power Agency, Revenue Bonds, Brookings – Southeast Twin Cities Transmission Project, Series 2012, 5.000%, 1/01/32	1/22 at 100.00	A–	63,447

40	Minnesota Higher Education Facilities Authority, St. John’s University Revenue Bonds, Series 2005-6G, 5.000%, 10/01/13	No Opt. Call	A2	41,649

105	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AA+	129,594

35	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA–	38,346
235	Total Minnesota			273,036
	Mississippi – 0.1%

60	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/13 at 100.00	BBB	60,180
	Nebraska – 1.0%

155	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.000%, 12/01/14	No Opt. Call	A	163,479

200	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/24	4/22 at 100.00	A	243,496

50	Nebraska Public Power District, General Revenue Bonds, Series 2012A, 5.000%, 1/01/25	1/22 at 100.00	A1	61,076
405	Total Nebraska			468,051
	Nevada – 1.1%

285	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/23 – AGM Insured	7/19 at 100.00	AA–	326,328

25	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Series 2003B Refunding, 5.000%, 6/01/25 (Pre-refunded 12/01/12) – NPFG Insured	12/12 at 100.00	AA+ (4)	25,100

150	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nevada (continued)

$140	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B, 5.000%, 6/01/25	6/22 at 100.00	AA+	$168,377
450	Total Nevada			519,805
	New Jersey – 2.8%

50	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.000%, 6/15/13 – FGIC Insured (ETM)	No Opt. Call	Aaa	51,463

55	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012, 5.000%, 6/15/24	6/22 at 100.00	BBB+	62,697

500	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 6.250%, 9/15/19 (Alternative Minimum Tax)	No Opt. Call	B	511,545

90	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.000%, 7/01/18	No Opt. Call	BBB–	105,273

145	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/23	No Opt. Call	A+	186,176

135	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B, 5.250%, 12/15/15 – AMBAC Insured	No Opt. Call	A+	153,747

90	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16	No Opt. Call	A3	105,129

35	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 (ETM)	No Opt. Call	A3 (4)	41,705

70	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.500%, 6/01/23	6/17 at 100.00	B1	68,498
1,170	Total New Jersey			1,286,233
	New York – 3.7%

300	Dormitory Authority of the State of New York, Revenue Bonds, Culinary Institute of America, Series 2012, 5.000%, 7/01/21	No Opt. Call	Baa2	350,592

55	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	61,676

265	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	A	307,424

125	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/19	No Opt. Call	A	152,729

110	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005C, 5.250%, 11/15/14	No Opt. Call	A	120,655

210	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2012A, 5.000%, 6/01/25	6/22 at 100.00	Aa3	236,601

5	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%, 11/01/21 – AGM Insured	11/14 at 100.00	AA	5,454

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
45	5.500%, 6/01/19	6/13 at 100.00	AA–	46,329
50	5.500%, 6/01/21	6/13 at 100.00	AA–	51,453

145	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009A-1, 5.000%, 12/15/16	No Opt. Call	AAA	170,880

100	Onongada County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse University Project, Series 2011, 5.000%, 12/01/21	No Opt. Call	Aa3	123,932

60	Tobacco Settlement Financing Corporation, New York, Asset-Backed Revenue Bonds, State Contingency Contract Secured, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA–	72,259
1,470	Total New York			1,699,984

Nuveen Investments	151

Portfolio of Investments (Unaudited)

Nuveen Inflation Protected Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Carolina – 3.2%

$75	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008, 6.750%, 8/01/24	8/18 at 100.00	N/R	$73,916

250	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2012A, 5.000%, 1/15/31	1/22 at 100.00	AA–	289,185

200	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012, 5.000%, 3/01/19	No Opt. Call	BBB	228,106

305	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22	No Opt. Call	A–	396,168

100	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed, Series 2009A, 5.625%, 10/01/38 (Pre-refunded 10/01/14) – AGC Insured	10/14 at 100.00	AA– (4)	110,078

	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A:
90	5.250%, 1/01/23 – AGC Insured	1/19 at 100.00	AA–	104,758
255	5.500%, 1/01/29 – AGC Insured	1/19 at 100.00	AA–	293,658
1,275	Total North Carolina			1,495,869
	North Dakota – 0.9%

400	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 4.000%, 12/01/21	No Opt. Call	A–	428,596
	Ohio – 6.3%

100	Akron, Ohio, Waterworks System Mortgage Revenue Improvement and Refunding Bonds, Series 2009, 5.000%, 3/01/17 – AGC Insured	No Opt. Call	Aa3	116,906

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
175	5.000%, 6/01/16	No Opt. Call	A1	192,988
25	5.000%, 6/01/17	No Opt. Call	Baa1	27,633

500	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B	436,850

200	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	253,270

255	Cuyhoga County, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, Medical Mart- Convention Center Project, Series 2010F, 5.250%, 12/01/25	12/20 at 100.00	AA	302,076

140	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/24	10/22 at 100.00	A1	164,846

280	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	336,437

40	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2004, 5.000%, 2/15/22 – AMBAC Insured	2/14 at 100.00	A1	41,930

380	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/18 – FGIC Insured	No Opt. Call	AA	467,187

500	Springboro, Ohio, Sewer System Mortgage Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/21	No Opt. Call	Aa3	613,645
2,595	Total Ohio			2,953,768
	Oregon – 1.3%

25	Oregon Health and Science University, Revenue Bonds, Series 2002A, 5.250%, 7/01/22 (Pre-refunded 1/01/13) – NPFG Insured	1/13 at 100.00	A+ (4)	25,208

455	Oregon Health and Science University, Revenue Bonds, Series 2012A, 5.000%, 7/01/22	No Opt. Call	A+	559,372
480	Total Oregon			584,580

152	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania – 5.0%

$745	Delaware River Joint Toll Bridge Commission, Pennsylvania, Revenue Bonds, Refunding Series 2012A, 5.000%, 7/01/23	7/22 at 100.00	A2	$904,393

500	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	589,500

145	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B, 5.000%, 1/01/21	1/19 at 100.00	Aaa	177,510

110	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	Aa3	124,629

150	Pennsylvania, General Obligation Bonds, Refunding 3rd Series 2004, 5.375%, 7/01/16 – NPFG Insured	No Opt. Call	AA+	176,205

200	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/24 – AGM Insured	9/22 at 100.00	A1	236,680

100	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 5.000%, 6/01/21	No Opt. Call	A+	122,729
1,950	Total Pennsylvania			2,331,646
	Puerto Rico – 0.5%

185	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/16 – FGIC Insured	No Opt. Call	A3 (4)	219,717
	South Carolina – 2.1%

500	Connector 2000 Association Inc., South Carolina, Senior Lien Toll Road Revenue Bonds, Series 2011A, 0.000%, 1/01/16	No Opt. Call	N/R	414,915

460	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2012A, 5.000%, 1/01/25	1/22 at 100.00	A–	539,069
960	Total South Carolina			953,984
	Tennessee – 3.5%

230	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2004, 5.000%, 10/01/18 – AGM Insured	No Opt. Call	AA–	273,217

60	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012, 5.000%, 11/01/30	11/21 at 100.00	BBB+	65,421

120	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Baptist Memorial Healthcare, Series 2004A, 5.000%, 9/01/15	No Opt. Call	AA	134,119

500	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2012-1C, 3.650%, 7/01/29	1/22 at 100.00	AA+	513,330

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
100	5.000%, 9/01/13	No Opt. Call	A	103,198
100	5.250%, 9/01/26	No Opt. Call	A	114,493

390	West Tennessee Public Utility District, Weakley, Carroll and Benton Counties, Tennessee, Gas System Revenue Bonds, Refunding Series 2012, 4.000%, 3/01/22	No Opt. Call	A–	438,317
1,500	Total Tennessee			1,642,095
	Texas – 6.0%

500	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A, 5.250%, 1/01/18 – SYNCORA GTY Insured	1/17 at 100.00	BB+	549,600

75	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2010, 5.750%, 1/01/25	1/20 at 100.00	BBB–	87,002

Nuveen Investments	153

Portfolio of Investments (Unaudited)

Nuveen Inflation Protected Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)

$215	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB+	$217,948

125	Harris County-Houston Sports Authority, Texas, Junior Lien Special Revenue Bonds, Series 1998B, 0.000%, 11/15/14 – NPFG Insured	1/13 at 90.69	BBB	112,166

230	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/31 – NPFG Insured	11/24 at 66.52	BBB	78,044

50	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/20 – NPFG Insured	No Opt. Call	BBB	33,172

100	Houston, Texas, General Obligation Bonds, Public Improvement Refunding Series 2009A, 5.000%, 3/01/20	3/19 at 100.00	AA	122,219

100	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011B, 5.000%, 7/01/25	7/21 at 100.00	A+	117,664

25	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1995, 4.000%, 10/15/15 – NPFG Insured	10/13 at 101.00	A	25,839

100	Midtown Redevelopment Authority, Texas, Tax Increment Contract Revenue, Refunding Series 2011, 5.250%, 1/01/20	No Opt. Call	A–	116,901

220	Newark Cultural Education Facilities Finance Corporation, Texas, Lease Revenue Bonds, A.W. Brown-Fellowship Leadership Academy, Series 2012A, 6.000%, 8/15/32	2/15 at 103.00	BBB–	232,549

500	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2012, 5.000%, 10/01/18	No Opt. Call	BBB+	588,550

275	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A–	348,560

100	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/21	No Opt. Call	A–	115,861

50	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2011, 5.250%, 7/01/23	7/21 at 100.00	Baa1	57,173
2,665	Total Texas			2,803,248
	Utah – 2.0%

500	Central Utah Water Conservancy District, Water Revenue Bonds, Series 2012C, 5.000%, 10/01/22 (WI/DD, Settling 12/04/12)	10/19 at 100.00	AA+	607,685

250	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc., Series 2012, 5.000%, 5/15/23	5/21 at 100.00	AA+	301,048
750	Total Utah			908,733
	Virgin Islands – 0.1%

60	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB+	66,415
	Virginia – 2.6%

500	Charles City County Industrial Development Authority, Virginia, Solid Waste Disposal Facility Revenue Bonds, Waste Management, Inc., Series 2002, 1.875%, 4/01/27 (Mandatory put 4/01/15) (Alternative Minimum Tax)	No Opt. Call	BBB	507,415

350	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Series 2012A, 5.000%, 7/15/22 (WI/DD, Settling 11/15/12)	No Opt. Call	BBB	409,738

250	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	273,785
1,100	Total Virginia			1,190,938

154	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington – 2.0%

$100	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Series 2007, 5.000%, 1/01/19 – FGIC Insured	1/17 at 100.00	A	$112,723

250	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Refunding Series 2012A, 5.000%, 8/01/26	8/22 at 100.00	Aa3	301,085

500	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 4.000%, 12/01/19	No Opt. Call	Baa3	529,360
850	Total Washington			943,168
	Wisconsin – 0.7%

100	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006, 5.250%, 8/15/18	8/16 at 100.00	A–	111,161

155	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.250%, 5/01/20	5/19 at 100.00	AA–	188,886

20	Wisconsin State, General Obligation Bonds, Series 2005I, 5.000%, 5/01/16 – NPFG Insured	5/15 at 100.00	AA	22,243
275	Total Wisconsin			322,290
	Wyoming – 0.2%

100	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B, 5.000%, 12/01/21	No Opt. Call	BBB	114,845
$41,670	Total Investments (cost $44,320,622) – 98.7%			45,919,683
	Other Assets Less Liabilities – 1.3% (5)			622,207
	Net Assets – 100%			$46,541,890

Investments in Derivatives at October 31, 2012

Forward Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency		Effective Date (6)	Termination Date	Unrealized Appreciation (Depreciation) (5)
Barclays PLC	$3,500,000	Receive	CPURNSA	2.509%	2/11/19	(7)	2/08/13	2/08/19	$2,463
Barclays PLC	3,800,000	Receive	CPURNSA	2.480	5/25/18	(7)	5/24/13	5/24/18	8,817
Barclays PLC	7,500,000	Receive	CPURNSA	2.560	8/10/20	(7)	8/07/13	8/07/20	96,880
Barclays PLC	5,500,000	Receive	CPURNSA	2.645	10/01/21	(7)	9/30/13	9/30/21	82,872
Morgan Stanley	4,000,000	Receive	CPURNSA	2.700	4/11/22	(7)	4/08/13	4/08/22	24,065
Morgan Stanley	3,000,000	Receive	CPURNSA	2.650	8/08/24	(7)	8/07/13	8/07/24	83,052
Morgan Stanley	3,750,000	Receive	CPURNSA	2.440	9/28/17	(7)	9/27/13	9/27/17	16,941
Morgan Stanley	3,800,000	Receive	CPURNSA	2.595	11/06/18	(7)	11/05/13	11/05/18	14,844
									$329,934

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives at October 31, 2012.

(6)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

(7)	Fixed Rate Payment is due one business day after contract Termination Date.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

CPURNSA	US CPI Urban Consumers Non-Seasonally Adjusted

See accompanying notes to financial statements.

Nuveen Investments	155

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Alabama – 1.0%

	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
$3,000	5.250%, 11/15/16	11/15 at 100.00	Baa2	$3,269,370
2,290	5.250%, 11/15/20	11/15 at 100.00	Baa2	2,422,843

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:
1,575	5.000%, 11/15/15	No Opt. Call	A3	1,695,173
2,935	5.000%, 11/15/16	11/15 at 100.00	A3	3,135,079

1,130	Huntsville, Alabama, Electric System Revenue Warrants, Refunding Series 2007, 4.000%, 12/01/18 – AGM Insured	12/17 at 100.00	AA+	1,291,873

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
7,000	5.250%, 1/01/13	No Opt. Call	B	6,999,930
10,000	5.250%, 1/01/14	No Opt. Call	B	9,998,800

2,000	Mobile, Alabama, General Obligation Warrants, Improvement and Refunding Series 2008B, 5.000%, 2/15/20	2/18 at 100.00	Aa2	2,336,520

1,645	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A, 5.000%, 12/01/14 (ETM)	No Opt. Call	A– (4)	1,801,538

	University of Alabama, Birmingham, Hospital Revenue Bonds, Birmingham Hospital, Series 2008A:
1,500	5.000%, 9/01/18	No Opt. Call	A+	1,739,580
4,000	5.750%, 9/01/22	9/18 at 100.00	A+	4,628,960
37,075	Total Alabama			39,319,666
	Alaska – 0.2%

3,000	Alaska State, Sport Fishing Revenue Bonds, Series 2011, 5.000%, 4/01/21	4/20 at 100.00	A1	3,553,860

400	Aleutians East Borough Project, Alaska, Revenue Bonds, Series 2006, 4.375%, 6/01/15 – ACA Insured	No Opt. Call	N/R	404,368

6,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	B+	5,339,220
9,400	Total Alaska			9,297,448
	Arizona – 4.4%

4,120	Arizona Board of Regents, Certificates of Participation, University of Arizona Projects, Refunding Series 2007B, 4.500%, 6/01/18 – AMBAC Insured	6/17 at 100.00	AA–	4,608,179

	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
1,220	5.000%, 2/01/20	No Opt. Call	BBB+	1,392,118
6,255	5.000%, 2/01/27	2/22 at 100.00	BBB+	6,822,203

2,817	Arizona Health Facilities Authority, Revenue Bonds, American Baptist Estates – Terraces Project, Series 2003A, 7.500%, 11/15/23 (Pre-refunded 11/15/13)	11/13 at 101.00	AAA	3,036,303

	Arizona Health Facilities Authority, Revenue Bonds, Blood Systems Inc., Series 2004:
2,695	4.000%, 4/01/13	No Opt. Call	A	2,730,439
1,000	5.000%, 4/01/17	4/14 at 100.00	A	1,046,390

	Arizona Sports and Tourism Authority, Senior Revenue Refunding Bonds, Multipurpose Stadium Facility Project, Series 2012A:
10,270	5.000%, 7/01/25	7/22 at 100.00	A1	11,972,663
16,235	5.000%, 7/01/26	7/22 at 100.00	A1	18,867,505
16,715	5.000%, 7/01/27	7/22 at 100.00	A1	19,296,632

150	Arizona State Game and Fish Department and Commission, Beneficial Interest Certificates in Lease Purchase Agreement, AGF Administration Building Project, Series 2006, 4.500%, 7/01/15	No Opt. Call	A3	162,848

1,995	Arizona State, Certificates of Participation, Series 2008A, 4.000%, 9/01/17 – AGM Insured	No Opt. Call	AA–	2,210,141

156	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
$30	5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA–	$35,248
5,015	5.000%, 7/01/19 – AGM Insured	No Opt. Call	AA–	6,103,205
5,015	5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA–	6,157,267
6,130	5.000%, 7/01/21 – AGM Insured	1/20 at 100.00	AA–	7,340,675
7,500	5.000%, 7/01/22 – AGM Insured	1/20 at 100.00	AA+	8,887,800

6,000	Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Series 2003A, 5.375%, 7/01/19 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A (4)	6,204,900

	Gila County Unified School District 10 Payson, Arizona, General Obligation Bonds, Project of 2006, Series 2007A:
1,000	5.000%, 7/01/16 – AMBAC Insured	No Opt. Call	Aa3	1,133,200
1,050	5.000%, 7/01/17 – AMBAC Insured	No Opt. Call	Aa3	1,216,047

6,000	Gilbert, Arizona, Public Facilities Municipal Property Corporation, Revenue Bonds, Series 2009, 5.500%, 7/01/27	7/19 at 100.00	AA	6,956,940

2,810	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.250%, 12/01/20	12/15 at 100.00	BBB+	3,024,263

2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/26	5/22 at 100.00	A–	2,257,240

1,355	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/21	5/20 at 100.00	A+	1,545,838

565	Maricopa County Unified School District 48, Scottsdale, Arizona, General Obligation Bonds, Series 2006B, 4.750%, 7/01/18 – AGM Insured	7/16 at 100.00	Aa1	641,021

	Maricopa County Unified School District 48, Scottsdale, Arizona, General Obligation Bonds, Series 2006B:
295	4.750%, 7/01/18 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	Aa1 (4)	341,368
290	4.750%, 7/01/18 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	Aa1 (4)	334,550

2,740	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/14 (ETM)	No Opt. Call	N/R (4)	2,919,689

	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A:
2,000	5.000%, 7/01/22	7/20 at 100.00	A+	2,386,040
9,720	5.000%, 7/01/40	7/20 at 100.00	A+	10,785,604

1,200	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Refunding Series 2008, 5.750%, 9/01/29	1/15 at 100.00	BBB–	1,278,180

	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C:
1,000	4.375%, 7/01/18 – FGIC Insured	7/17 at 100.00	Aa2	1,134,890
1,000	4.500%, 7/01/19 – FGIC Insured	7/17 at 100.00	Aa2	1,129,880

2,670	Pima County, Arizona, Sewer Revenue Bonds, Series 2010, 5.000%, 7/01/24 – AGM Insured	7/20 at 100.00	AA–	3,169,851

11,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2003, 5.000%, 12/01/14 – NPFG Insured	12/13 at 100.00	Aa2	11,536,140

3,925	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 3284, 13.357%, 6/01/19 (IF)	No Opt. Call	Aa1	6,742,836

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/20	9/18 at 100.00	A2	1,113,510

1,350	Sedona-Oak Creek Joint Unified School District 9, Coconino and Yavapi Counties, Arizona, General Obligation Bonds, School Improvement Project 2007, Series 2009B., 5.375%, 7/01/28	7/19 at 100.00	Aa2	1,556,915

359	Tempe Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2004A, 5.375%, 12/01/13 (ETM)	No Opt. Call	N/R (4)	371,386

Nuveen Investments	157

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)

$1,850	Tucson Airport Authority Inc., Arizona, Revenue Bonds, Series 2003, 5.000%, 6/01/13 – AGM Insured	No Opt. Call	AA–	$1,899,950
148,341	Total Arizona			170,349,854
	Arkansas – 0.9%

1,490	Conway, Arkansas, Restaurant Gross Receipts Tax Revenue Bonds, Series 2007, 5.000%, 12/01/22 – AGM Insured	12/15 at 100.00	AA–	1,662,259

	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006A:
6,730	5.000%, 11/01/17 – AGM Insured	11/16 at 100.00	AA–	7,810,232
6,740	4.500%, 11/01/19 – AGM Insured	11/16 at 100.00	AA–	7,569,020

3,685	Fort Smith, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006, 4.000%, 9/01/13 – FGIC Insured	No Opt. Call	AA	3,800,119

	Fort Smith, Arkansas, Water and Sewer Revenue Bonds, Series 2007:
1,235	5.000%, 10/01/19 – FGIC Insured	10/17 at 100.00	A	1,447,247
1,000	5.000%, 10/01/21 – FGIC Insured	10/17 at 100.00	A	1,150,420

	Magnolia, Arkansas, Sales and Use Tax Revenue Bonds, Series 2007:
575	5.000%, 8/01/21 – CIFG Insured	8/17 at 100.00	N/R	642,074
1,130	5.000%, 8/01/22 – CIFG Insured	8/17 at 100.00	N/R	1,250,029
1,185	5.000%, 8/01/23 – CIFG Insured	8/17 at 100.00	N/R	1,305,692
1,245	5.000%, 8/01/24 – CIFG Insured	8/17 at 100.00	N/R	1,363,536

1,000	North Little Rock Health Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 1996B, 5.750%, 12/01/21	12/18 at 100.00	A+	1,168,130

1,000	University of Arkansas, Fayetteville, Various Facilities Revenue Bonds, Series 2005B, 4.500%, 11/01/16 – FGIC Insured	11/15 at 100.00	Aa2	1,112,520

	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B:
1,270	5.000%, 2/01/14	No Opt. Call	Baa1	1,326,756
1,000	5.000%, 2/01/17	2/15 at 100.00	Baa1	1,067,430
1,165	5.000%, 2/01/18	2/15 at 100.00	Baa1	1,240,632
30,450	Total Arkansas			33,916,096
	California – 7.8%

1,215	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Revenue Bonds, Elder Care Alliance of Union City, Series 2004, 5.000%, 8/15/17	8/14 at 100.00	A–	1,268,752

1,525	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, Childrens Hospital & Research Center at Oakland, Refunding Series 2007A, 4.500%, 12/01/18	12/17 at 100.00	A–	1,699,948

1,565	ABC Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2003A, 4.900%, 2/01/20 – NPFG Insured	No Opt. Call	A+	1,797,262

2,000	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/14 – AMBAC Insured	No Opt. Call	BBB+	1,912,240

920	Apple Valley Redevelopment Agency, California, Tax Allocation Bonds, Project Area 2 Series 2007, 4.500%, 6/01/18 – AMBAC Insured	6/17 at 100.00	BBB+	961,796

1,010	California Department of Water Resources, Power Supply Revenue Bonds, Refunding Series 2008H, 5.000%, 5/01/22 – AGM Insured	5/18 at 100.00	AA	1,212,374

7,500	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L, 5.000%, 5/01/17	No Opt. Call	AA	8,925,825

2,645	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010M, 4.000%, 5/01/16	No Opt. Call	AA	2,960,707

1,000	California Educational Facilities Authority, Revenue Bonds, Lutheran University, Series 2004C, 5.000%, 10/01/24	10/14 at 100.00	Baa1	1,034,970

500	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2009C, 5.125%, 3/01/20	3/19 at 100.00	A	578,925

158	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$6,260	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008H, 5.125%, 7/01/22	7/15 at 100.00	A	$6,785,965

3,160	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital of Orange County, Series 2009A, 5.750%, 11/01/18	No Opt. Call	A	3,874,539

1,190	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2008B, 1.450%, 8/15/33 (Mandatory put 3/15/17)	No Opt. Call	AA	1,209,468

1,440	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012C, 1.450%, 8/15/23 (Mandatory put 3/15/17)	No Opt. Call	AA	1,463,558

2,245	California State Public Works Board, Lease Revenue Bonds, California State University Monterey Bay Campus Library Project, Series 2009D, 6.000%, 4/01/25	4/19 at 100.00	Aa3	2,711,646

1,400	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2010B-1, 5.375%, 3/01/25	3/20 at 100.00	Aa3	1,612,786

8,075	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2003C, 5.500%, 6/01/14	12/13 at 100.00	A2	8,500,068

3,940	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2003C, 5.500%, 6/01/17 (Pre-refunded 12/01/13)	12/13 at 100.00	AAA	4,164,738

5,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.250%, 10/01/24	10/19 at 100.00	A2	5,724,750

	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
2,000	5.000%, 7/01/20	7/19 at 100.00	Aa3	2,452,440
6,000	5.250%, 7/01/21	7/19 at 100.00	Aa3	7,417,980

	California State, Economic Recovery Revenue Bonds, Series 2004A:
10,000	5.250%, 7/01/13	No Opt. Call	Aa3	10,335,200
5,865	5.250%, 7/01/14	No Opt. Call	Aa3	6,342,646

1,820	California State, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/14 (ETM)	No Opt. Call	Aaa	1,970,769

	California State, General Obligation Bonds, Series 2003:
30	5.000%, 2/01/16	8/13 at 100.00	A1	31,061
60	5.000%, 2/01/17	8/13 at 100.00	A1	62,104

	California State, General Obligation Bonds, Series 2003:
10,870	5.250%, 2/01/14 (Pre-refunded 2/01/13) – NPFG Insured	2/13 at 100.00	A1 (4)	11,007,506
995	5.000%, 2/01/16 (Pre-refunded 8/01/13)	8/13 at 100.00	Aaa	1,030,790
1,940	5.000%, 2/01/17 (Pre-refunded 8/01/13)	8/13 at 100.00	Aaa	2,009,782

	California State, General Obligation Bonds, Series 2004:
1,500	5.000%, 2/01/21	2/14 at 100.00	A1	1,583,205
500	5.125%, 4/01/24	4/14 at 100.00	A1	531,850

	California State, General Obligation Bonds, Series 2007:
500	5.000%, 8/01/19	2/17 at 100.00	A1	579,795
1,000	5.000%, 12/01/23	12/17 at 100.00	A1	1,168,810

15	California State, General Obligation Bonds, Various Purpose Series 2001, 5.000%, 11/01/18	11/12 at 100.00	A1	15,057

500	California Statewide Communities Development Authority, Pollution Control Revenue Bonds, Southern California Edison Company, Series 2006C, 4.250%, 11/01/33 (Mandatory put 11/01/16) – FGIC Insured	No Opt. Call	A1	554,175

700	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/30	3/15 at 100.00	A	726,726

2,620	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009E-1, 5.000%, 4/01/44 (Mandatory put 5/01/17)	No Opt. Call	A+	3,033,567

Nuveen Investments	159

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$1,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Henry Mayo Newhall Memorial Hospital, Series 2007B, 5.200%, 10/01/37 – AMBAC Insured	10/18 at 100.00	A–	$1,049,680

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G:
750	5.250%, 7/01/13	No Opt. Call	BBB	769,305
1,200	5.000%, 7/01/22	7/15 at 100.00	BBB	1,259,448

1,210	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging, Series 2003, 5.000%, 11/15/12	No Opt. Call	A–	1,212,093

10,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2007C, 5.000%, 8/15/38 – AMBAC Insured	8/17 at 100.00	AA–	11,012,600

5,625	Chula Vista, California, Industrial Development Revenue Bonds, San Diego Gas & Electric Company, Refunding Series 2006A, 1.650%, 7/01/18	9/15 at 100.00	Aa3	5,708,138

1,120	Contra Costa County Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2003A, 5.500%, 8/01/23 – RAAI Insured	8/13 at 100.00	BBB+	1,127,347

	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A:
7,475	0.000%, 11/01/26	11/21 at 66.91	A	2,930,200
4,095	0.000%, 11/01/28	11/21 at 56.33	A	1,334,233

	Desert Sands Unified School District, Riverside County, California, General Obligation Bonds, Election 2001, Series 2008:
500	5.250%, 8/01/23	8/18 at 100.00	Aa2	589,560
2,025	5.000%, 8/01/24	8/18 at 100.00	Aa2	2,344,059

2,100	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 4.550%, 6/01/22 – AGM Insured	6/18 at 100.00	AA–	2,292,654

430	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	444,525

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
7,725	5.000%, 6/01/17	No Opt. Call	Baa1	8,716,967
13,595	4.500%, 6/01/27	6/17 at 100.00	BB–	12,167,389

1,300	Grant Joint Union High School District, Sacramento County, California, General Obligation Bonds, Capital Appreciation Election 2006 Series 2008, 0.000%, 8/01/26 – AGM Insured	No Opt. Call	Aa3	685,867

6,425	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 90-2, Series 2007A, 4.500%, 10/01/24	10/17 at 100.00	AA–	6,723,056

2,015	Las Virgenes Unified School District, Los Angeles County, California, General Obligation Bonds, 2006 Election, Series 2009B, 0.000%, 8/01/27	No Opt. Call	AA–	1,059,648

3,775	Long Beach Financing Authority, California, Revenue Bonds, Series 1992, 6.000%, 11/01/17 – AMBAC Insured	No Opt. Call	N/R	3,980,096

5,025	Los Angeles Unified School District, California, General Obligation Bonds, Series 2003A, 5.250%, 7/01/19 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	Aa2 (4)	5,194,142

	Moulton Niguel Water District, California, Certificates of Participation, Refunding Series 2003:
2,220	5.000%, 9/01/21 – AMBAC Insured	9/16 at 100.00	AAA	2,459,494
2,145	5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	AAA	2,356,690
2,000	5.000%, 9/01/23 – AMBAC Insured	9/16 at 100.00	AAA	2,189,680

10,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A, 6.125%, 11/01/29	No Opt. Call	A	12,835,500

10,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C, 6.125%, 11/01/29	No Opt. Call	A	12,835,500

1,000	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.000%, 12/01/21	12/20 at 100.00	BBB–	1,135,460

160	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$6,000	Oakland State Building Authority, California, Lease Revenue Bonds, Elihu M. Harris State Office Building, Series 1998A, 5.000%, 4/01/23 – AMBAC Insured	4/13 at 100.00	A2	$6,006,720

8,000	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40	8/30 at 100.00	A+	6,357,120

	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A:
1,815	0.000%, 8/01/21 – AGC Insured	No Opt. Call	AA–	1,383,230
2,095	0.000%, 8/01/22 – AGC Insured	No Opt. Call	AA–	1,482,715
4,085	0.000%, 8/01/23 – AGC Insured	No Opt. Call	AA–	2,712,317

7,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2011, 0.000%, 10/01/25 – AGM Insured	10/21 at 100.00	AA–	6,543,530

	Port of Oakland, California, Revenue Refunding Bonds, Inter Lien, Series 2007B:
2,530	5.000%, 11/01/18 – NPFG Insured	11/17 at 100.00	A	2,960,733
1,070	5.000%, 11/01/19 – NPFG Insured	11/17 at 100.00	A	1,240,237

5,350	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2011A, 0.000%, 8/01/34	No Opt. Call	Aa2	1,933,704

	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B:
2,115	0.000%, 10/01/34	No Opt. Call	A–	508,531
2,000	0.000%, 10/01/36	No Opt. Call	A–	412,580

5,000	Sacramento County, California, Airport System Revenue Bonds, Senior Lien Series 20010, 5.000%, 7/01/40	7/20 at 100.00	A	5,505,550

1,000	San Bernardino Community College District, California, General Obligation Bonds, Series 2008A, 6.500%, 8/01/27	8/18 at 100.00	Aa2	1,232,540

575	San Bernardino County Redevelopment Agency, California, Tax Allocation Refunding Bonds, San Sevaine Project, Series 2005A, 5.000%, 9/01/16 – RAAI Insured	9/15 at 100.00	BBB	607,114

2,770	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB	2,801,273

1,000	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/17 – FGIC Insured	No Opt. Call	Aa1	922,990

4,505	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 – NPFG Insured	No Opt. Call	BBB	5,195,121

1,000	Santa Ana Unified School District, Orange County, California, General Obligation Bonds, Series 2008A, 5.250%, 8/01/28	8/18 at 100.00	Aa3	1,137,490

2,000	Santa Monica Community College District, Los Angeles County, California, General Obligation Bonds, Series 2005C, 0.000%, 8/01/16 – NPFG Insured	8/15 at 95.72	Aa1	1,846,460

	Santa Paula Utility Authority, California, Water Enterprise Revenie Bonds, Series 2010:
2,510	5.000%, 2/01/28	2/20 at 100.00	AA–	2,825,231
2,630	5.000%, 2/01/29	2/20 at 100.00	AA–	2,962,116
2,765	5.000%, 2/01/30	2/20 at 100.00	AA–	3,104,597

	South Bayside Waste Management Authority, California, Solida Waste Enterprise Revenue Bonds, Shoreway Environmental Center, Series 2009A:
2,500	5.250%, 9/01/24	9/19 at 100.00	A–	2,770,450
1,200	6.250%, 9/01/29	9/19 at 100.00	A–	1,390,656

Nuveen Investments	161

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

	Tulare Local Health Care District, California, General Obligation Bonds, Series 2009B-1:
$1,180	6.000%, 8/01/22	8/19 at 100.00	A1	$1,418,844
1,410	6.125%, 8/01/23	8/19 at 100.00	A1	1,693,199
1,585	6.250%, 8/01/24	8/19 at 100.00	A1	1,898,846
1,265	6.375%, 8/01/25	8/19 at 100.00	A1	1,526,893
500	6.500%, 8/01/26	8/19 at 100.00	A1	605,675

7,595	University of California, General Revenue Bonds, Series 2005F, 5.000%, 5/15/19 – AGM Insured	5/13 at 101.00	Aa1	7,867,433

405	University of California, General Revenue Bonds, Series 2005F, 5.000%, 5/15/19 (Pre-refunded 5/15/13) – AGM Insured	5/13 at 101.00	Aa1 (4)	419,511

1,100	Upland Community Redevelopment Agency, California, Tax Allocation Refunding Bonds, A Merged Project, Series 2006, 4.250%, 9/01/26 – AMBAC Insured	9/16 at 100.00	A	1,100,638

2,030	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa3	1,339,353

3,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured	8/26 at 100.00	AA–	2,279,070

2,500	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/25	No Opt. Call	Aa3	3,251,875

995	Whittier Public Financing Authority, California, Tax Allocation Revenue Bonds, Whittier Redevelopment Agency, Series 2007A, 5.000%, 11/01/21 – AMBAC Insured	11/17 at 100.00	A–	1,065,177

815	Woodland Finance Authority, California, Lease Revenue Bonds, Series 2002, 4.700%, 3/01/19 – SYNCORA GTY Insured	3/13 at 102.00	A1	839,051
300,155	Total California			302,815,681
	Colorado – 3.1%

1,125	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2008, 5.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (4)	1,423,204

5,000	Adams County, Colorado, Pollution Control Refunding Revenue Bonds, Public Service Company of Colorado Projects, Senior Lien Series 2005A, 4.375%, 9/01/17 – NPFG Insured	9/15 at 100.00	A	5,375,850

175	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cheyenne Mountain Charter Academy, Series 2007A, 4.750%, 6/15/22	6/17 at 100.00	A	185,813

1,000	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003B, 6.000%, 5/15/26 – AGM Insured	5/19 at 100.00	AA–	1,194,270

16,830	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 5.000%, 9/01/26	9/16 at 100.00	AA–	18,801,298

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-7, 4.350%, 9/01/20 – AGM Insured	5/18 at 100.00	AA–	809,912

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 5.125%, 10/01/17	No Opt. Call	AA–	1,796,685

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Communities Project, Series 2006A:
600	5.250%, 1/01/14	No Opt. Call	N/R	619,536
620	5.250%, 1/01/15	No Opt. Call	N/R	655,718

1,400	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Longterm Care National Obligated Group Project, Series 2010A, 5.250%, 11/15/20	No Opt. Call	BBB–	1,536,206

162	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)

$405	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association Project, Series 2006A, 5.000%, 5/15/13 – RAAI Insured	No Opt. Call	BBB+	$411,715

6,725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.000%, 9/15/22	9/17 at 100.00	BBB	7,049,145

10,000	Colorado Health Facilities Authority, Retirement Facilities Revenue Bonds, Liberty Heights, Series 1990B, 0.000%, 7/15/20 (ETM)	No Opt. Call	AAA	8,653,900

500	Colorado Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2005, 5.000%, 12/01/16	12/15 at 100.00	BBB+	541,115

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006:
1,000	5.000%, 6/01/16	No Opt. Call	A–	1,118,600
1,000	5.250%, 6/01/18	6/16 at 100.00	A–	1,117,420

1,250	Colorado Health Facilities Authority, Revenue Bonds, Longmont United Hospital, Series 2007B, 4.250%, 12/01/15 – RAAI Insured	No Opt. Call	Baa2	1,313,825

640	Colorado Health Facilities Authority, Revenue Bonds, Parkview Medical Center, Series 2004, 5.000%, 9/01/16	9/13 at 100.00	A3	659,347

1,500	Colorado State Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation, Series 2008, 5.250%, 11/01/23	11/18 at 100.00	Aa2	1,755,660

	Colorado State, Certificates of Participation, Colorado Penitentiary II Program, Refunding Series 2010:
150	0.000%, 3/01/14	No Opt. Call	AA–	149,127
1,390	4.000%, 3/01/15	No Opt. Call	Aa2	1,471,176

1,500	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010, 5.500%, 9/01/25	3/20 at 100.00	BBB	1,579,785

6,050	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/16 at 100.00	A+	6,927,432

4,025	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2006A, 5.000%, 11/15/19 (Pre-refunded 11/15/16) – FGIC Insured	11/16 at 100.00	A1 (4)	4,736,459

10,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	A+	11,586,200

5,775	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2003A, 5.000%, 12/01/15 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (4)	6,064,790

5,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	BBB	5,479,850

10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	BBB	2,705,800

1,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004C, 5.000%, 9/01/17 – NPFG Insured	No Opt. Call	BBB	1,663,905

	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Refunding Series 2010:
1,500	5.000%, 12/15/20	No Opt. Call	Aa2	1,893,750
2,175	5.000%, 12/15/21	No Opt. Call	Aa2	2,768,558
1,530	5.000%, 12/15/22	12/21 at 100.00	Aa2	1,916,616

275	High Plains Metropolitan District, Colorado, General Obligation Bonds, Series 2005B, 4.375%, 12/01/15	No Opt. Call	BBB	284,746

2,170	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 5.700%, 12/01/17	12/13 at 102.00	BBB–	2,306,558

1,000	North Range Metropolitan District 1, Adams County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 4.300%, 12/15/19 – ACA Insured	12/16 at 100.00	N/R	970,380

Nuveen Investments	163

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)

$2,250	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 5.250%, 6/15/15 – AMBAC Insured (ETM)	No Opt. Call	N/R (4)	$2,527,875

725	Platte River Power Authority, Colorado, Power Revenue Bonds, Refunding Series 2007GG, 4.500%, 6/01/17 – AGM Insured	No Opt. Call	AA	844,944

1,000	Pueblo County School District 60, Pueblo, Colorado, General Obligation Bonds, Refunding Series 2009, 5.000%, 12/15/22	No Opt. Call	Aa2	1,277,760

1,325	Rangeview Library District, Adams County, Colorado, Certificates of Participation, Rangeview Library Projects, Series 2008, 4.500%, 12/15/20 – AGC Insured	12/18 at 100.00	AA–	1,509,308

975	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	1,132,248

	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2010A:
2,190	4.250%, 12/01/23	12/20 at 100.00	A	2,309,771
2,030	4.000%, 12/01/24	12/20 at 100.00	A	2,089,337

1,000	Walker Field Public Airport Authority, Colorado, Airport Revenue Bonds, Series 2007, 5.000%, 12/01/22	12/17 at 100.00	Baa2	1,067,350
117,530	Total Colorado			120,282,944
	Connecticut – 0.1%

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Griffin Hospital, Series 2005B, 5.000%, 7/01/14 – RAAI Insured	No Opt. Call	N/R	1,048,230

3,470	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	1/13 at 100.00	BBB	3,483,325
4,470	Total Connecticut			4,531,555
	District of Columbia – 1.3%

	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001:
3,550	5.800%, 5/15/13	11/12 at 100.00	A1	3,562,958
3,750	5.875%, 5/15/14	11/12 at 100.00	A1	3,762,788
6,755	6.250%, 5/15/24	11/12 at 100.00	A1	6,889,830
2,940	6.500%, 5/15/33	No Opt. Call	Baa1	3,489,398

10,065	District of Columbia Water and Sewerage Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/18 – AGM Insured	No Opt. Call	AA+	12,677,169

11,530	District of Columbia, General Obligation Bonds, Series 2003B, 5.000%, 6/01/15 (Pre-refunded 6/01/13) – AMBAC Insured	6/13 at 100.00	Aa2 (4)	11,852,148

	District of Columbia, Hospital Revenue Bonds, Sibley Memorial Hospital, Series 2009:
420	6.500%, 10/01/20	10/19 at 100.00	A	520,968
1,715	6.500%, 10/01/23	10/19 at 100.00	A	2,077,585
825	6.500%, 10/01/24	10/19 at 100.00	A	991,279

3,485	District of Columbia, Revenue Bonds, The Catholic University of America, Series 2010, 5.000%, 10/01/23	10/18 at 100.00	A	3,903,305
45,035	Total District of Columbia			49,727,428
	Florida – 5.4%

5,000	Broward County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/23 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	Aa3 (4)	5,159,950

725	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1, 5.500%, 6/01/17 (WI/DD, Settling 11/01/12)	No Opt. Call	A+	837,897

	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1:
3,000	5.000%, 6/01/18	No Opt. Call	A+	3,446,670
20	5.000%, 6/01/19	No Opt. Call	A+	23,225

164	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)

$1,010	Citrus County Hospital Board, Florida, Revenue Bonds, Citrus Memorial Hospital, Refunding Series 2002, 6.250%, 8/15/23	8/13 at 100.00	Ba3	$1,016,444

	City of Tampa, Florida, Refunding and Capital Improvement Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Series 2012A:
550	5.000%, 9/01/22	No Opt. Call	A+	660,275
600	5.000%, 9/01/23	9/22 at 100.00	A+	714,006
1,175	3.125%, 9/01/24	9/22 at 100.00	A+	1,160,289
1,250	5.000%, 9/01/25	9/22 at 100.00	A+	1,464,388
800	5.000%, 9/01/27	9/22 at 100.00	A+	925,384

2,205	Clay County School Board, Florida, Certificates of Participation, Refunding Series 2005B, 5.000%, 7/01/18 – NPFG Insured	7/15 at 100.00	A1	2,372,911

	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A:
12,485	5.000%, 3/01/15 – NPFG Insured	No Opt. Call	A+	13,621,385
33,060	5.000%, 3/01/17 – NPFG Insured	No Opt. Call	A+	37,305,860

	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1:
130	5.000%, 6/01/19	No Opt. Call	A+	150,965
4,545	5.000%, 6/01/20	No Opt. Call	A+	5,302,515

7,695	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Series 2003A, 5.000%, 7/01/16 – AGM Insured	7/13 at 101.00	AA–	8,014,573

2,250	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	A–	2,396,678

2,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2008A, 6.500%, 11/15/38 (Mandatory put 11/17/15)	No Opt. Call	AA	2,328,500

7,215	Hillsborough County, Florida, Capital Improvement Program Revenue Bonds, Junior Lien Refunding Series 2003, 5.000%, 8/01/13 – FGIC Insured (ETM)	No Opt. Call	N/R (4)	7,468,896

2,520	Miami-Dade County Educational Facilities Authority, Revenue Bonds, Florida University of Miami, Series 2008A, 5.150%, 4/01/23	4/16 at 100.00	A–	2,809,674

730	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 1998A, 5.000%, 10/01/24 – FGIC Insured (Alternative Minimum Tax)	4/13 at 100.00	A	730,956

5,855	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/41	10/20 at 100.00	A	6,472,468

5,000	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005B, 5.000%, 6/01/25 – NPFG Insured	6/15 at 100.00	Aa3	5,173,200

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,575	4.000%, 4/01/16	No Opt. Call	Aa3	1,729,854
1,975	5.000%, 4/01/21	4/20 at 100.00	Aa3	2,347,031
5,000	5.250%, 4/01/30	4/20 at 100.00	Aa3	5,705,500

5,000	Miami-Dade County, Florida, Subordinate Special Obligation Refunding Bonds Series 2012B, 5.000%, 10/01/35 (WI/DD, Settling 11/08/12)	10/22 at 100.00	A+	5,563,850

5,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%, 10/01/29 – AGM Insured	10/20 at 100.00	Aa2	5,778,050

2,100	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008, 5.500%, 10/01/28	10/18 at 100.00	A–	2,330,328

3,400	Orange County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	AA	3,798,072

2,000	Orlando Utilities Commission, Florida, Utility System Revenue Bonds, Refunding Series 2012A, 5.000%, 10/01/25	No Opt. Call	AA	2,564,800

4,150	Orlando Utilities Commission, Florida, Water and Electric Revenue Refunding Bonds, Series 2003B, 5.000%, 10/01/16	4/13 at 100.00	AA	4,232,959

Nuveen Investments	165

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)

$1,400	Palm Beach County Health Facilities Authority, Florida, Retirement Community Revenue Bonds, Abbey Delray South, Refunding Series 2003, 5.250%, 10/01/13	No Opt. Call	A	$1,441,146

10,000	Palm Beach County Solid Waste Authority, Florida, Refunding Revenue Bonds, Series 2011, 5.000%, 10/01/25	10/21 at 100.00	AA+	11,971,000

7,540	Palm Beach County, Florida, Airport System Revenue Bonds, Series 2002, 5.750%, 10/01/13 – NPFG Insured	No Opt. Call	A	7,864,522

10,300	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2006A, 5.000%, 9/01/26 – NPFG Insured	9/16 at 100.00	A1	11,641,163

22,905	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/27	8/17 at 100.00	AA	25,769,728

6,020	Tampa Sports Authority, Hillsborough County, Florida, Local Option Sales Tax Payments Revenue Bonds, Stadium Project, Series 2005, 5.000%, 1/01/20 – AGM Insured	1/15 at 100.00	AA+	6,591,358

350	Vero Beach, Florida, Electric Refunding Revenue Bonds, Series 2003A, 4.000%, 12/01/19 – AGM Insured	12/18 at 100.00	Aa3	394,951
188,535	Total Florida			209,281,421
	Georgia – 1.0%

2,000	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007, 4.375%, 12/01/18 – AGC Insured	12/17 at 100.00	AA–	2,183,620

2,255	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	2,676,279

	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Refunding and Improvement Revenue Bonds, Memorial Health University Medical Center Inc., Series 2012A:
2,000	5.000%, 1/01/18	No Opt. Call	AA	2,361,460
3,325	5.000%, 1/01/23	1/22 at 100.00	AA	3,991,530
5,560	5.000%, 1/01/24	1/22 at 100.00	AA	6,659,490
8,990	5.000%, 1/01/25	1/22 at 100.00	AA	10,694,954

1,000	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/15	12/14 at 100.00	BBB–	1,032,090

1,000	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB	1,192,980

	Fayette County School District, Georgia, General Obligation Bonds, Deferred Interest Series 2005:
675	4.150%, 3/01/14 – AGM Insured	No Opt. Call	AA+	708,419
265	4.250%, 3/01/15 – AGM Insured	No Opt. Call	AA+	287,817

4,500	Fulton County Residential Care Facilities Elderly Authority, Georgia, Revenue Bonds, Canterbury Court, Refunding Series 2004A, 5.800%, 2/15/18	11/12 at 100.00	N/R	4,506,345

2,000	Glynn-Brunswick Memorial Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, Southeast Georgia Health Systems, Series 2008A, 5.250%, 8/01/23	8/18 at 100.00	A2	2,247,180
33,570	Total Georgia			38,542,164
	Hawaii – 0.2%

5,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010A, 5.250%, 7/01/30	7/20 at 100.00	A–	5,465,850

1,025	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010B, 5.625%, 7/01/30	7/20 at 100.00	A–	1,158,896

166	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Hawaii (continued)

$3,265	Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue Bonds, 15 Craigside Project, Series 2009C-1, 7.500%, 11/15/15	11/12 at 100.00	N/R	$3,329,810
9,290	Total Hawaii			9,954,556
	Idaho – 0.2%

3,000	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B, 6.000%, 12/01/23	12/18 at 100.00	AA	3,581,610

	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
450	5.250%, 9/01/16	No Opt. Call	BB+	482,256
1,300	5.250%, 9/01/20	9/16 at 100.00	BB+	1,361,945

1,000	University of Idaho, General Revenue Bonds, Series 2007B, 4.500%, 4/01/41 (Mandatory put 4/01/18) – AGM Insured	No Opt. Call	AA–	1,135,310
5,750	Total Idaho			6,561,121
	Illinois – 8.4%

1,840	Bolingbrook Park District, Illinois, General Obligation Bonds, Series 2007A, 4.500%, 1/01/17 – CIFG Insured	No Opt. Call	Aa2	2,084,021

4,415	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Tender Option Bonds Trust 1130, 13.330%, 6/01/14 (IF)	No Opt. Call	AAA	6,275,481

5,545	Chicago Park District, Illinois, General Obligation Bonds, Refunding Series 2005B, 5.000%, 1/01/20 – AMBAC Insured	1/15 at 100.00	AAA	6,062,459

2,300	Chicago Park District, Illinois, General Obligation Bonds, Series 2010A, 4.500%, 1/01/23	7/20 at 100.00	AAA	2,647,622

9,100	Chicago Public Building Commission, Illinois, General Obligation Lease Bonds, Chicago Transit Authority, Series 2003, 5.250%, 3/01/22 (Pre-refunded 3/01/13) – AMBAC Insured	3/13 at 100.00	N/R (4)	9,252,607

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011:
3,360	5.250%, 12/01/25	12/21 at 100.00	AA	4,009,286
2,570	5.250%, 12/01/26	12/21 at 100.00	AA	3,046,247

7,000	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/15 – FGIC Insured	No Opt. Call	Aa3	6,787,900

2,000	Chicago, Illinois, General Obligation Bonds, Series 2001A, 5.300%, 1/01/16 – NPFG Insured	No Opt. Call	Aa3	2,253,680

1,350	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1998C, 5.500%, 1/01/14 – NPFG Insured	No Opt. Call	A	1,417,919

1,000	Cook County High School District 209, Proviso Township, Illinois, General Obligation Bonds, Series 2004, 5.000%, 12/01/16 – AGM Insured	No Opt. Call	AA–	1,119,220

2,440	Cook County School District 102 La Grange, Illinois, General Obligation Bonds, Series 2001, 0.000%, 12/01/13 – FGIC Insured	No Opt. Call	Aa2	2,419,187

2,250	Cook County School District 123 Oak Lawn, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/15 – NPFG Insured	No Opt. Call	A+	2,129,783

3,465	Cook County School District 205 Thornton Township, Illinois, General Obligation Bonds, Series 2008, 5.250%, 12/01/21 – AGC Insured	12/18 at 100.00	AA–	4,047,051

1,175	Cook County School District 88, Bellwood, Illinois, General Obligation Bonds, Refunding Series 2004B, 5.000%, 12/01/17 – AGM Insured	12/14 at 100.00	Aa3	1,277,801

500	Cook County School District 88, Bellwood, Illinois, General Obligation Bonds, Refunding Series 2004B, 5.000%, 12/01/17 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	Aa3 (4)	548,680

20,075	Cook County, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 11/15/17 – AMBAC Insured	5/14 at 101.00	AA	21,585,644

6,500	Cook County, Illinois, General Obligation Refunding Bonds, Series 2002D, 5.250%, 11/15/19 – AMBAC Insured	11/12 at 100.00	AA	6,526,715

Nuveen Investments	167

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)

$1,000	Elk Grove Village, Cook and DuPage Counties, Illinois, General Obligation Bonds, Improvement Series 2007, 4.125%, 1/01/19 – NPFG Insured	1/16 at 100.00	Aaa	$1,087,510

	Grundy and Will Counties Community Unit School District 1 Coal City, Illinois, General Obligation Bonds, Series 2008:
1,550	5.875%, 2/01/19	8/18 at 100.00	Aa3	1,916,327
2,100	5.875%, 2/01/22	8/18 at 100.00	Aa3	2,512,230
2,545	5.875%, 2/01/24	8/18 at 100.00	Aa3	3,004,067

2,750	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/18 – AGM Insured	No Opt. Call	Aa3	2,408,258

500	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series 1998A, 4.125%, 3/01/30 (Mandatory put 3/01/16)	No Opt. Call	A+	543,565

1,000	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series 1998A, 4.750%, 3/01/30 (Mandatory put 3/01/17)	No Opt. Call	A+	1,129,870

1,500	Illinois Finance Authority, Gas Supply Revenue Refunding Bonds, Peoples Gas, Light and Coke Company, Senior Lien Series 2005A, 4.300%, 6/01/35 (Mandatory put 6/01/16) – AMBAC Insured	No Opt. Call	A1	1,661,880

4,000	Illinois Finance Authority, Revenue and Refunding Bonds, Roosevelt University Project, Series 2009, 5.750%, 4/01/24	10/19 at 100.00	BBB+	4,538,000

	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A:
1,200	6.000%, 2/01/25 – AMBAC Insured	2/18 at 100.00	A+	1,358,832
1,280	6.000%, 2/01/26 – AMBAC Insured	2/18 at 100.00	A+	1,446,912
500	6.000%, 2/01/28 – AMBAC Insured	2/18 at 100.00	A+	562,375

1,000	Illinois Finance Authority, Revenue Bonds, Franciscan Communities Inc., Refunding Series 2007A, 5.500%, 5/15/27	5/17 at 100.00	N/R	1,024,950

1,340	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.000%, 2/15/15	No Opt. Call	BB–	1,383,175

1,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.500%, 2/01/23	2/19 at 100.00	Baa3	1,089,080

1,320	Illinois Finance Authority, Revenue Bonds, Landing at Plymouth Place Project, Series 2005A, 5.250%, 5/15/14	No Opt. Call	N/R	1,320,251

4,000	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2009A, 7.000%, 11/15/29	5/19 at 100.00	A	4,876,120

2,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2007A, 5.000%, 5/15/21 – NPFG Insured	5/17 at 100.00	AA–	2,232,100

	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007:
500	5.250%, 4/01/22	4/17 at 100.00	BBB+	525,055
3,600	5.400%, 4/01/27	4/17 at 100.00	BBB+	3,773,844

2,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 6.750%, 11/01/24	11/18 at 100.00	A2	2,401,980

1,500	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.375%, 11/01/29	5/19 at 100.00	A2	1,844,400

5,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB+	5,968,150

600	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Capitol Appreciation Series 2010B, 0.000%, 5/15/50 (6), (7)	1/13 at 15.82	N/R	12,060

	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Refunding Series 2010A:
700	5.400%, 5/15/17 (6)	11/12 at 100.00	N/R	14,070
700	5.500%, 5/15/18 (7)	11/12 at 100.00	N/R	14,070

1,280	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.500%, 2/15/14	No Opt. Call	N/R	1,321,907

168	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)

$3,510	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+	$3,735,939

305	Illinois Health Facilities Authority, Revenue Refunding Bonds, Series 1983 (Mercy Hospital and Medical Center), Chicago, Illinois, 10.000%, 1/01/15 (ETM)	No Opt. Call	N/R (4)	337,330

7,410	Illinois Health Facilities Authority, Revenue Refunding Bonds, University of Chicago Hospitals, Series 2003, 5.000%, 8/15/14 – NPFG Insured	8/13 at 100.00	AA–	7,655,049

	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001:
1,405	4.750%, 6/15/13 – AMBAC Insured	No Opt. Call	A	1,436,964
1,620	5.100%, 6/15/16 – AMBAC Insured	6/15 at 101.00	A	1,789,565

	Illinois State Department of Employment Security, Unemployment Insurance Fund Building Receipts Revenue Bonds, Series 2012B:
2,500	5.000%, 12/15/17	12/16 at 100.00	AA+	2,929,475
2,500	5.000%, 6/15/18	12/16 at 100.00	AA+	2,925,025
2,560	5.000%, 6/15/19	6/15 at 100.00	AA+	2,847,053
1,705	5.000%, 12/15/19	6/15 at 100.00	AA+	1,894,306

1,000	Illinois State, General Obligation Bonds, Refunding Series 2004B, 5.000%, 3/01/14	No Opt. Call	A	1,057,550

50	Illinois State, General Obligation Bonds, Refunding Series 2006, 5.000%, 1/01/13	No Opt. Call	A	50,399

530	Illinois State, General Obligation Bonds, Refunding Series 2007B, 5.000%, 1/01/16	No Opt. Call	A	590,023

	Illinois State, General Obligation Bonds, Refunding Series 2010:
510	5.000%, 1/01/16	No Opt. Call	A	567,758
520	5.000%, 1/01/17	No Opt. Call	A	592,670
1,490	5.000%, 1/01/18	No Opt. Call	A	1,714,275
5,965	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA–	6,939,860
17,025	5.000%, 1/01/19	No Opt. Call	A	19,700,990

	Illinois State, General Obligation Bonds, Refunding Series 2012:
7,735	5.000%, 8/01/20	No Opt. Call	A	9,026,590
6,320	5.000%, 8/01/21	No Opt. Call	A	7,366,023
2,450	5.000%, 8/01/22	No Opt. Call	A	2,849,522
2,730	5.000%, 8/01/23	No Opt. Call	A	3,146,216
1,055	5.000%, 8/01/24	8/22 at 100.00	A	1,193,279
270	5.000%, 8/01/25	8/22 at 100.00	A	303,626

	Illinois State, General Obligation Bonds, Series 2004A:
2,590	5.000%, 3/01/18	3/14 at 100.00	A	2,729,472
805	5.000%, 3/01/22	3/14 at 100.00	A	843,946

195	Illinois State, General Obligation Bonds, Series 2004A, 5.000%, 3/01/22 (Pre-refunded 3/01/14)	3/14 at 100.00	A2 (4)	207,271

	Illinois State, General Obligation Bonds, Series 2006A:
825	5.000%, 6/01/16	No Opt. Call	A	929,148
1,000	5.000%, 6/01/17	No Opt. Call	A	1,149,280
10,000	5.000%, 6/01/18	No Opt. Call	A	11,591,600

1,000	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/27	1/16 at 100.00	A	1,067,600

1,000	Illinois State, General Obligation Bonds, Series 2009A, 5.000%, 9/01/34	9/18 at 100.00	A	1,062,100

20,290	Illinois State, General Obligation Bonds, Series 2012A, 4.000%, 1/01/20	No Opt. Call	A	22,282,072

	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Series 2007A:
8,570	9.000%, 1/01/22 – AGM Insured	No Opt. Call	AA+	13,085,105
1,000	9.000%, 1/01/23 – AGM Insured	No Opt. Call	AA+	1,563,210
5,150	9.000%, 1/01/25 – AGM Insured	No Opt. Call	AA+	8,462,532

2,100	Madison and Jersey Counties Community Unit School District 11, Alton, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/19 – AGM Insured	No Opt. Call	AA–	1,715,805

Nuveen Investments	169

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)

	McCook, Illinois, General Obligation Bonds, Series 2008:
$500	5.000%, 12/01/26	12/18 at 100.00	A–	$549,265
1,000	5.100%, 12/01/28	12/18 at 100.00	A–	1,096,430

1,000	Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax Revenue Bonds, Refunding Series 2002B, 5.200%, 6/15/17 – NPFG Insured	No Opt. Call	AAA	1,171,060

2,270	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2011., 0.000%, 12/01/24	No Opt. Call	A+	1,415,186

	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012:
295	5.000%, 10/01/23	10/22 at 100.00	Baa1	339,539
275	5.000%, 10/01/24	10/22 at 100.00	Baa1	313,134

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
7,570	5.250%, 6/01/21	No Opt. Call	A	8,935,022
3,860	5.500%, 6/01/23	6/21 at 100.00	A–	4,515,930

500	Rockford School District 205, Winnebago and Boone Counties, Illinois, General Obligation Bonds, Series 2001, 5.000%, 2/01/14 – FGIC Insured	No Opt. Call	A1	526,070

	Saint Clair County, Illinois, General Obligation Bonds, Alternative Revenue Source Refunding Series 2009:
1,000	4.500%, 10/01/20	10/19 at 100.00	AA	1,174,130
1,100	5.000%, 10/01/22	10/19 at 100.00	AA	1,297,373

1,680	School District 122, Winnebago County, Illinois, Capital Appreciation Bonds, Series 1998, 0.000%, 1/01/17 – AGM Insured	No Opt. Call	Aa3	1,527,002

1,320	School District 122, Winnebago County, Illinois, Capital Appreciation Bonds, Series 1998, 0.000%, 1/01/17 – AGM Insured (ETM)	No Opt. Call	Aa3 (4)	1,246,740

1,000	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 5.000%, 12/01/17 – AGM Insured	No Opt. Call	AA–	1,182,720

2,000	Southwestern Illinois Development Authority, Revenue Bonds, Anderson Hospital, Series 2006, 5.125%, 8/15/26	2/17 at 100.00	BBB–	2,043,820

1,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District 2, Madison County, Illinois, Series 2006, 5.000%, 10/01/18 – NPFG Insured	10/16 at 100.00	A+	1,112,260

3,870	Will County School District 86, Joliet, Illinois, General Obligation Bonds, Series 2002, 0.000%, 11/01/17 – AGM Insured	No Opt. Call	AA–	3,454,401

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston, and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
535	6.250%, 6/01/24	6/18 at 100.00	AA	653,470
1,150	5.750%, 6/01/25	6/18 at 100.00	AA	1,367,764
310	5.750%, 6/01/26	6/18 at 100.00	AA	366,891

10,080	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, Limited Tax General Obligation Lease Certificates, Series 2011, 7.000%, 10/15/22	10/19 at 103.00	BBB	11,376,994
291,355	Total Illinois			326,466,170
	Indiana – 0.9%

710	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/17	4/14 at 100.00	BB+	677,645

1,000	Avon Community School Building Corporation, Hendricks County, Indiana, First Mortgage Bonds, Refunding Series 2007, 4.500%, 7/15/20 – AMBAC Insured	7/17 at 100.00	A	1,116,000

3,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Methodist Hospitals Inc., Series 2001, 5.375%, 9/15/22	3/13 at 100.00	BBB	3,003,300

170	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)

$2,800	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 7/01/21 – NPFG Insured	No Opt. Call	A+	$3,481,632

5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	A+	6,182,500

2,985	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured	No Opt. Call	BBB	3,539,553

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,675	5.000%, 4/01/21	No Opt. Call	A3	1,933,687
940	5.000%, 4/01/22	No Opt. Call	A3	1,078,913
2,015	5.000%, 4/01/24	4/22 at 100.00	A3	2,270,280

	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012:
500	4.000%, 2/01/17	No Opt. Call	N/R	519,325
500	4.000%, 8/01/17	No Opt. Call	N/R	520,455
500	4.250%, 2/01/18	No Opt. Call	N/R	523,810
500	4.250%, 8/01/18	No Opt. Call	N/R	524,270
500	4.500%, 2/01/19	No Opt. Call	N/R	527,165
500	4.500%, 8/01/19	No Opt. Call	N/R	527,740
500	4.750%, 2/01/20	No Opt. Call	N/R	533,650
500	4.750%, 8/01/20	No Opt. Call	N/R	533,920
250	4.750%, 2/01/21	No Opt. Call	N/R	263,285
500	4.750%, 8/01/21	No Opt. Call	N/R	525,280
500	5.000%, 2/01/22	No Opt. Call	N/R	529,265
500	5.000%, 8/01/22	2/22 at 100.00	N/R	526,370
500	5.000%, 8/01/23	2/22 at 100.00	N/R	520,785
500	5.000%, 2/01/24	2/22 at 100.00	N/R	517,870

1,250	Portage Township Multi-School Building Corporation, Porter County, Indiana, First Mortgage Bonds, Series 2007, 4.000%, 7/15/18 – NPFG Insured	7/17 at 100.00	AA+	1,414,238

1,485	Southwind Housing Inc., Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)	5/13 at 100.00	N/R (4)	1,867,491

5,210	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005, 5.000%, 2/15/17 (5)	2/15 at 100.00	N/R	625,669

	St. Joseph County, Indiana, Economic Development Revenue Bonds, Holy Cross Village at Notre Dame, Series 2006A:
450	5.750%, 5/15/16	No Opt. Call	N/R	480,870
230	5.550%, 5/15/19	11/12 at 100.00	N/R	230,242
35,500	Total Indiana			34,995,210
	Iowa – 1.0%

	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011:
1,000	5.250%, 6/15/25	6/20 at 100.00	A2	1,126,550
2,000	5.250%, 6/15/26	6/20 at 100.00	A2	2,247,240
3,135	5.250%, 6/15/27	6/20 at 100.00	A2	3,512,485
2,000	5.375%, 6/15/28	6/20 at 100.00	A2	2,249,620
2,035	5.500%, 6/15/29	6/20 at 100.00	A2	2,303,681

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,830	5.000%, 1/01/23 – AGM Insured	1/21 at 100.00	AA–	2,141,686
1,890	5.000%, 1/01/24 – AGM Insured	1/21 at 100.00	AA–	2,189,357
1,520	5.000%, 1/01/25 – AGM Insured	1/21 at 100.00	AA–	1,749,976
1,000	5.000%, 1/01/26 – AGM Insured	1/21 at 100.00	AA–	1,145,040

	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A:
1,290	5.250%, 7/01/13	No Opt. Call	BB+	1,320,586
2,235	5.250%, 7/01/14	No Opt. Call	BB+	2,358,908

Nuveen Investments	171

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Iowa (continued)

$4,460	5.250%, 7/01/15	No Opt. Call	BB+	$4,827,816
2,000	5.250%, 7/01/16	No Opt. Call	BB+	2,209,600
820	5.000%, 7/01/19	7/16 at 100.00	BB+	884,706

	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Wartburg College, Series 2005A:
925	4.700%, 10/01/16	10/13 at 100.00	BB	929,412
1,100	4.750%, 10/01/17	10/13 at 100.00	BB	1,104,169
1,155	4.800%, 10/01/18	10/13 at 100.00	BB	1,158,442

1,250	Iowa Higher Education Loan Authority, Private College Facility Revenue Refunding Bonds, Upper Iowa University Project, Series 2010, 5.500%, 9/01/25	9/20 at 100.00	BBB	1,414,438

2,000	Iowa State, Special Obligation Bonds, Prison Infrastructure Fund, Refunding Series 2010, 4.500%, 6/15/22	6/20 at 100.00	AA	2,354,760

320	Muscatine, Iowa, Electric Revenue Bonds, Series 1980, 9.700%, 1/01/13 (ETM)	No Opt. Call	AAA	324,941
33,965	Total Iowa			37,553,413
	Kansas – 1.1%

2,000	Johnson County Unified School District 512, Shawnee Mission, Kansas, General Obligation Refunding Bonds, Refunding Series 1996, 4.875%, 10/01/19	No Opt. Call	Aaa	2,431,620

2,200	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/23	11/19 at 100.00	AA	2,614,634

1,405	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 4.500%, 11/15/17	11/15 at 100.00	A2	1,535,932

1,850	Kansas Development Finance Authority, Revenue Bonds, Kansas State Projects, Series 2007K, 4.500%, 11/01/19 – NPFG Insured	11/17 at 100.00	AA	2,121,395

1,000	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2008, 5.125%, 9/01/21	9/17 at 100.00	A+	1,107,820

	Olathe, Kansas, Senior Living Facility Revenue Bonds, Catholic Care Campus Santa Marta, Series 2006A:
700	5.750%, 11/15/13	No Opt. Call	N/R	719,278
765	5.750%, 11/15/14	No Opt. Call	N/R	801,575
820	5.750%, 11/15/15	No Opt. Call	N/R	871,644

110	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-2, 6.700%, 6/01/29	No Opt. Call	Aaa	111,969

1,045	Sedgwick County Unified School District 267, Harvey County, Kansas, General Obligation Bonds, Series 1999, 5.250%, 11/01/12 – AMBAC Insured	No Opt. Call	N/R	1,045,000

10,000	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2011A-IV, 5.000%, 11/15/29	11/21 at 100.00	AA–	11,232,700

1,430	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Redevelopment Project Area B, Series 2005, 5.000%, 12/01/20	12/15 at 100.00	AA–	1,435,305

23,925	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21 (WI/DD, Settling 11/01/12)	No Opt. Call	BBB	16,049,369
47,250	Total Kansas			42,078,241
	Kentucky – 1.4%

8,175	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA–	9,146,435

172	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky (continued)

$20,670	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 83, Series 2004, 5.000%, 10/01/18 – AMBAC Insured	No Opt. Call	Aa3	$25,096,894

7,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/28	6/21 at 100.00	Aa3	8,163,750

1,135	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/28	5/18 at 100.00	Baa3	1,258,182

4,420	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17)	No Opt. Call	A–	4,486,698

8,200	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	A+	8,392,700
49,600	Total Kentucky			56,544,659
	Louisiana – 3.2%

500	Calcasieu Parish School District 23, Louisiana, General Obligation Bonds, Public School Improvement Series 2008, 4.600%, 2/15/20	2/13 at 100.00	A+	503,910

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B:
9,000	5.250%, 6/01/13 – AMBAC Insured	No Opt. Call	A–	9,226,980
12,180	5.000%, 6/01/15 – AMBAC Insured	No Opt. Call	A–	13,287,284

10,255	Louisiana Local Government Environmental Facilities and Community Development Authority, Multifamily Housing Revenue Bonds, Oakleigh Apartments, Series 2003A, 6.375%, 6/01/38 (Pre-refunded 6/01/13)	6/13 at 102.00	Aaa	10,829,588

2,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (5)	12/17 at 100.00	N/R	913,200

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
2,015	5.000%, 5/15/16	No Opt. Call	Baa1	2,206,062
5,155	5.000%, 5/15/20	5/17 at 100.00	Baa1	5,611,785

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
2,765	5.250%, 5/01/18 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (4)	3,101,362
5,500	5.000%, 5/01/24 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (4)	6,129,035
7,240	5.000%, 5/01/26 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (4)	8,075,713

22,115	Louisiana State, General Obligation Bonds, Series 2012A, 5.000%, 8/01/26	8/22 at 100.00	Aa2	27,357,361

	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2012:
4,140	5.000%, 12/01/19	No Opt. Call	A3	4,941,918
3,740	5.000%, 12/01/20	No Opt. Call	A3	4,464,812
5,400	5.000%, 12/01/21	No Opt. Call	A3	6,412,122

5,745	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	6,325,934

13,665	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	11/12 at 100.00	A–	14,006,352
111,415	Total Louisiana			123,393,418
	Maine – 0.2%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011:
1,000	6.750%, 7/01/36	7/21 at 100.00	Baa3	1,215,620
3,850	6.750%, 7/01/41	7/21 at 100.00	Baa3	4,642,215

740	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2007B, 4.125%, 7/01/18 – FGIC Insured	1/18 at 100.00	AA	823,346
5,590	Total Maine			6,681,181

Nuveen Investments	173

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Maryland – 0.1%

$390	Maryland Community Development Administration, Housing Revenue Bonds, Series 1996A, 5.875%, 7/01/16	1/13 at 100.00	Aa2	$391,151

250	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	282,905

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2010, 5.250%, 7/01/24	7/19 at 100.00	A	2,271,940

	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006:
350	5.000%, 11/01/13	No Opt. Call	BBB+	361,386
700	4.000%, 11/01/15	No Opt. Call	BBB+	740,670
3,690	Total Maryland			4,048,052
	Massachusetts – 3.7%

3,245	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 – FGIC Insured	No Opt. Call	AA+	3,978,987

10,000	Massachusetts Bay Transportation Authority, Senior Lien Sales Tax Revenue Refunding Bonds, Series 2004B, 5.250%, 7/01/20	No Opt. Call	AAA	12,806,100

2,500	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.650%, 10/15/28	10/17 at 100.00	N/R	2,657,725

	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007:
1,655	5.000%, 10/01/17	No Opt. Call	N/R	1,731,163
515	5.000%, 10/01/18	10/17 at 100.00	N/R	534,735

	Massachusetts Development Finance Authority, Revenue Bonds, Suffolk University, Series 2010:
900	4.500%, 7/01/21	7/20 at 100.00	Baa2	999,297
1,765	4.500%, 7/01/22	7/20 at 100.00	Baa2	1,936,187
1,705	4.625%, 7/01/23	7/20 at 100.00	Baa2	1,869,567

1,280	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 4.800%, 1/01/17 (Alternative Minimum Tax)	No Opt. Call	AA	1,393,907

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2005F, 5.000%, 10/01/15 – AGC Insured	No Opt. Call	AA–	2,191,800

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College, Series 2010:
500	5.125%, 10/15/22	10/19 at 100.00	Baa1	565,040
2,595	5.500%, 10/15/26	10/19 at 100.00	Baa1	2,911,720

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 6.000%, 7/01/24	7/19 at 100.00	BBB	3,540,990

	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A:
1,500	5.450%, 12/01/12 (Alternative Minimum Tax)	No Opt. Call	A–	1,502,220
1,825	5.500%, 12/01/13 (Alternative Minimum Tax)	12/12 at 100.00	A–	1,831,826

740	Massachusetts Port Authority, Revenue Bonds, Series 1982, 13.000%, 7/01/13 (ETM)	1/13 at 100.00	AAA	796,943

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
330	5.500%, 1/01/15 – AMBAC Insured (Alternative Minimum Tax)	11/12 at 100.00	N/R	330,340
140	5.500%, 1/01/17 – AMBAC Insured (Alternative Minimum Tax)	11/12 at 100.00	N/R	140,127
50	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	11/12 at 100.00	N/R	50,016
1,465	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/13 at 100.00	N/R	1,441,545

10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2001D, 5.500%, 11/01/14	No Opt. Call	AA+	11,023,000

174	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)

$7,040	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2003C, 5.000%, 8/01/21 (Pre-refunded 8/01/13)	8/13 at 100.00	AA+ (4)	$7,282,317

10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2004D, 5.000%, 12/01/22 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA+ (4)	10,940,600

29,340	Massachusetts, General Obligation Bonds, Series 2004C, 5.500%, 12/01/16 – AGM Insured	No Opt. Call	AA+	35,134,357

	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A:
20,835	5.000%, 12/15/12 – AGM Insured	No Opt. Call	AAA	20,959,593
12,000	5.000%, 12/15/13 – AGM Insured	No Opt. Call	AAA	12,638,160

1,000	Massachusetts, Special Obligation Revenue Bonds, Series 1997A, 5.500%, 6/01/13	No Opt. Call	AAA	1,030,890

1,400	Springfield, Massachusetts, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/20 – AGM Insured	2/17 at 100.00	AA	1,570,926
129,325	Total Massachusetts			143,790,078
	Michigan – 5.3%

790	Algonac Community Schools, Saint Clair County, Michigan, General Obligation Bonds, School Building & Site Series 2008-I, 4.000%, 5/01/19 – AGM Insured	5/18 at 100.00	Aa2	897,424

7,100	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.000%, 7/01/32	7/22 at 100.00	A+	7,579,037

9,295	Detroit Water Supply System, Michigan, Water Supply System Revenue Senior Lien Bonds, Series 2006A, 5.000%, 7/01/19 – AGM Insured	7/16 at 100.00	AA–	10,163,804

	Detroit, Michigan, Downtown Development Authority, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1996B:
3,050	0.000%, 7/01/22	No Opt. Call	A–	1,839,486
2,650	0.000%, 7/01/23	No Opt. Call	A–	1,498,761
2,880	0.000%, 7/01/24	No Opt. Call	A–	1,532,736

7,780	Detroit, Michigan, General Obligation Bonds, Series 2004B-1, 5.250%, 4/01/17 – AMBAC Insured	4/14 at 100.00	B	7,421,342

9,995	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2001D-2, 5.500%, 7/01/32 – NPFG Insured (8)	No Opt. Call	A	7,226,566

7,500	Dickinson County Economic Development Corporation, Michigan, Environmental Improvement Revenue Bonds, International Paper Company, Series 2002A, 5.750%, 6/01/16	11/12 at 100.00	BBB	7,524,975

7,050	Dickinson County Economic Development Corporation, Michigan, Pollution Control Revenue Bonds, International Paper Company, Series 2004A, 4.800%, 11/01/18	11/14 at 100.00	BBB	7,392,560

2,675	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2003A, 5.000%, 5/15/20 – AGM Insured	5/18 at 100.00	AA–	3,089,197

1,080	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A, 5.500%, 7/01/14	No Opt. Call	BB+	1,137,067

5,925	Livonia Public Schools, Wayne County, Michigan, General Obligation Bonds, Series 2004A, 4.500%, 5/01/20 – NPFG Insured	5/14 at 100.00	Aa3	6,210,467

	Michigan Finance Authority, Revenue Bonds, Detroit City School District, Series 2012:
1,535	5.000%, 6/01/17	No Opt. Call	A+	1,729,239
800	4.000%, 6/01/17	No Opt. Call	A+	865,712
2,220	5.000%, 6/01/18	No Opt. Call	A+	2,527,359
1,900	5.000%, 6/01/19	No Opt. Call	A+	2,192,885

	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B:
15,250	5.000%, 7/01/21	7/18 at 100.00	AAA	18,235,035
17,575	5.000%, 7/01/22	7/16 at 100.00	AAA	20,145,344

Nuveen Investments	175

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)

$11,075	5.000%, 1/01/23	1/16 at 100.00	AAA	$12,469,010
6,850	5.000%, 7/01/23	7/14 at 100.00	AAA	7,351,420

10,000	Michigan Hospital Finance Authority, Refunding and Project Revenue Bonds, Ascension Health Senior Credit Group, Series 2010F-5, 1.500%, 11/15/47 (Mandatory put 3/15/17)	No Opt. Call	AA+	10,153,500

3,540	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/23	11/19 at 100.00	AA+	4,096,311

	Michigan Hospital Financing Authority, Revenue Bonds, Oakwood Obligated Group, Series 2007A:
2,000	5.000%, 7/15/18	7/17 at 100.00	A	2,276,020
3,530	5.000%, 7/15/19	7/17 at 100.00	A	3,998,643

1,850	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/18 – AMBAC Insured	6/17 at 100.00	N/R	1,916,526

3,530	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003I, 5.250%, 10/15/15 – AGM Insured	10/13 at 100.00	AA–	3,688,815

5,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-I-A, 5.000%, 10/15/28	10/21 at 100.00	Aa3	5,829,300

5,425	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-II-A, 5.000%, 10/15/28	10/21 at 100.00	Aa3	6,324,791

3,150	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2003A, 5.500%, 3/01/15 (Pre-refunded 3/01/13)	3/13 at 100.00	A1 (4)	3,205,440

1,500	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/23	11/19 at 100.00	AA+	1,777,305

	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006:
1,080	5.000%, 6/01/14	No Opt. Call	BBB	1,127,855
1,260	5.500%, 6/01/17	6/16 at 100.00	BBB	1,386,403
1,330	5.500%, 6/01/18	6/16 at 100.00	BBB	1,461,218

1,300	Romulus Economic Development Corporation, Michigan, Limited Obligation Revenue Refunding Bonds, Romulus HIR LP Project, Series 1992, 7.000%, 11/01/15 (ETM)	1/13 at 100.00	N/R (4)	1,544,218

	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011:
4,885	5.000%, 5/01/20	No Opt. Call	Aa2	5,821,845
4,845	5.000%, 5/01/21	11/20 at 100.00	Aa2	5,748,835
3,845	5.000%, 5/01/22	11/20 at 100.00	Aa2	4,508,263

1,465	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements, Series 2009A, 6.750%, 11/01/39	12/19 at 100.00	BBB+	1,693,232

8,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	A	9,201,600

1,300	Western Michigan University, General Revenue Refunding Bonds, Series 2008, 5.000%, 11/15/23 – AGM Insured	5/18 at 100.00	AA–	1,533,610
193,810	Total Michigan			206,323,156
	Minnesota – 1.8%

1,590	Aitkin, Minnesota Health Care Revenue Bonds, Riverwood Healthcare Center, Series 2006, 5.375%, 2/01/17	2/16 at 100.00	N/R	1,691,410

1,710	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A, 5.000%, 2/01/27	2/20 at 100.00	AA+	2,013,388

160	City of Minneapolis, Minnesota, Hospital Facilities Revenue Bonds (St. Marys Hospital and St. Marys Rehabilitation Center Projects), Series 1983, 10.000%, 6/01/13 (ETM)	No Opt. Call	AAA	168,038

2,000	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.375%, 11/15/23	11/18 at 100.00	A	2,419,520

176	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)

	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010:
$2,650	5.000%, 8/01/18	No Opt. Call	BBB	$2,966,198
1,240	4.250%, 8/01/20	8/18 at 100.00	BBB	1,304,306

1,165	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Series 2003A, 5.000%, 1/01/19 (Pre-refunded 1/01/13) – NPFG Insured	1/13 at 100.00	A (4)	1,174,355

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
1,255	5.500%, 5/01/20	5/17 at 100.00	N/R	1,350,016
815	5.500%, 5/01/21	5/17 at 100.00	N/R	872,857

1,215	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA–	1,331,142

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/21	11/16 at 100.00	A–	1,083,270

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.000%, 11/15/24	11/19 at 100.00	AA–	1,119,990

	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Gillette Children’s Specialty Healthcare, Series 2005:
375	5.000%, 2/01/13	No Opt. Call	N/R	377,029
400	5.000%, 2/01/14	No Opt. Call	N/R	410,392
300	5.000%, 2/01/15	No Opt. Call	N/R	314,202

475	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/21	8/16 at 100.00	N/R	498,722

2,670	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 5.750%, 11/15/21	11/15 at 100.00	BBB–	2,848,863

2,570	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, Office Building at Cedar Street, Series 2003, 5.000%, 12/01/13	No Opt. Call	AA	2,698,988

	Tobacco Securitization Authority, Minnesota, Tobacco Settlement Revenue Bonds, Tax-Exempt Series 2011B:
1,155	5.000%, 3/01/19	No Opt. Call	A	1,339,927
4,310	5.000%, 3/01/20	No Opt. Call	A	5,006,410
5,820	5.000%, 3/01/21	No Opt. Call	A	6,771,221
4,660	5.000%, 3/01/22	No Opt. Call	A	5,421,863
12,365	5.250%, 3/01/23	3/22 at 100.00	A–	14,271,683
10,000	5.250%, 3/01/24	3/22 at 100.00	A–	11,505,600
60,900	Total Minnesota			68,959,390
	Mississippi – 0.5%

8,660	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/13 at 100.00	BBB	8,685,980

	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding and Improvement Bonds, Mississippi Baptist Health System Inc., Series 2007A:
1,440	5.000%, 8/15/16	No Opt. Call	A–	1,610,813
10,140	5.000%, 8/15/20	8/17 at 100.00	A–	11,259,152
20,240	Total Mississippi			21,555,945
	Missouri – 2.7%

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
1,245	5.000%, 6/01/18	6/17 at 100.00	BBB+	1,362,690
3,030	5.000%, 6/01/20	6/17 at 100.00	BBB+	3,247,766

Nuveen Investments	177

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)

$1,000	Grundy County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Wright Memorial Hospital, Series 2009, 5.600%, 9/01/21	9/19 at 100.00	BBB–	$1,092,780

	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006:
1,405	4.350%, 3/01/14	No Opt. Call	BBB+	1,449,735
1,465	4.400%, 3/01/15	No Opt. Call	BBB+	1,548,930
1,515	4.450%, 3/01/16	No Opt. Call	BBB+	1,625,353

6,020	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/19	2/15 at 102.00	BBB+	6,495,941

1,800	Kansas City Industrial Development Authority, Missouri, Retirement Center Revenue Refunding and Improvement Bonds, Kingswood Project, Series 1998A, 5.800%, 11/15/17	11/12 at 100.00	N/R	1,801,152

13,180	Kansas City, Missouri, Airport Revenue Bonds, General Improvement Projects, Series 2003B, 5.375%, 9/01/15 – FGIC Insured	3/13 at 100.00	A+	13,374,141

505	Kansas City, Missouri, Special Obligation Bonds, East Village Project, Series 2008B, 5.000%, 4/15/22 – AGC Insured	4/18 at 100.00	AA–	596,814

1,700	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A, 5.000%, 8/15/13	No Opt. Call	BBB–	1,735,122

1,250	Missouri Development Finance Board, Infrastructure Facilities Leasehold Revenue Bonds, Independence Electric System Projects, Series 2009D, 5.625%, 6/01/29	6/14 at 100.00	A–	1,294,150

1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Centerpoint Project, Series 2008F, 5.375%, 4/01/24 (Pre-refunded 4/01/13)	4/13 at 100.00	A– (4)	1,015,520

2,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Crackerneck Creek Project, Series 2008B, 5.125%, 3/01/22	3/18 at 100.00	A–	2,206,280

1,130	Missouri Development Finance Board, Research Facility Revenue Bonds, Midwest Research Institute Project, Series 2007, 5.000%, 11/01/16	No Opt. Call	Baa2	1,276,414

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2005B:
850	4.350%, 2/01/15	No Opt. Call	BBB+	888,692
930	4.375%, 2/01/16	No Opt. Call	BBB+	982,945

1,000	Missouri Joint Municipal Electric Utility Commission, Plum Point Project, Revenue Bonds, Series 2006, 4.200%, 1/01/18 – NPFG Insured	1/16 at 100.00	A–	1,060,360

4,330	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Series 2007A, 5.000%, 1/01/18 – AMBAC Insured	1/17 at 100.00	A3	4,982,401

1,495	Missouri State Board of Public Building, Special Obligation Bonds, Series 2003A, 5.000%, 10/15/16	10/13 at 100.00	AA+	1,562,380

12,885	Missouri State Board of Public Building, Special Obligation Bonds, Series 2003A, 5.000%, 10/15/16 (Pre-refunded 10/15/13)	10/13 at 100.00	Aa1 (4)	13,471,912

1,365	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 4.800%, 5/01/16	11/12 at 102.00	N/R	1,343,365

5,830	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 2012, 5.000%, 6/01/18	No Opt. Call	BBB+	6,719,250

500	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A, 5.100%, 11/01/19	11/14 at 100.00	N/R	503,435

	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005:
11,500	5.500%, 7/01/17 – NPFG Insured	No Opt. Call	A–	13,281,695
17,305	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A–	20,561,801
96,235	Total Missouri			105,481,024

178	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Montana – 0.2%

	Montana Facilities Finance Authority, Revenue Bonds, Saint John’s Lutheran Ministries Project, Series 2006A:
$1,800	5.750%, 5/15/16	No Opt. Call	N/R	$1,932,750
1,675	6.000%, 5/15/25	5/16 at 100.00	N/R	1,751,296

2,500	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Composite Deal Series 2010B, 5.000%, 1/01/24	1/20 at 100.00	AA	2,862,650
5,975	Total Montana			6,546,696
	Nebraska – 1.1%

1,130	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.125%, 1/01/23	1/20 at 100.00	A–	1,265,589

600	Douglas County Hospital Authority 3, Nebraska, Health Facilities Refunding and Revenue Bonds, Nebraska Methodist Health System, Series 2008, 5.750%, 11/01/28	11/18 at 100.00	BBB+	670,254

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012:
665	4.000%, 6/15/23	6/22 at 100.00	AA–	759,789
1,830	4.000%, 6/15/24	6/22 at 100.00	AA–	2,067,113
1,265	4.000%, 6/15/25	6/22 at 100.00	AA–	1,417,281

	Lancaster County Hospital Authority 1, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010:
735	4.750%, 1/01/19	No Opt. Call	A–	830,962
1,000	5.125%, 1/01/23	1/20 at 100.00	A–	1,128,170

2,000	Lancaster County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, BryanLGH Medical Center Project, Refunding Series 2006, 4.000%, 6/01/18	6/16 at 100.00	A1	2,155,040

	Lincoln, Nebraska, Electric System Revenue Bonds, Refunding Series 2012:
5,500	5.000%, 9/01/22	No Opt. Call	AA	7,040,715
8,735	5.000%, 9/01/24	9/22 at 100.00	AA	10,946,527
3,380	5.000%, 9/01/25	9/22 at 100.00	AA	4,210,973
3,205	5.000%, 9/01/26	9/22 at 100.00	AA	3,967,373

500	Nebraska Investment Finance Authority, Hospital Revenue Bonds, Great Plains Regional Medical Center Project, Series 2002, 4.800%, 11/15/12 – RAAI Insured	No Opt. Call	A–	500,825

	Nebraska Public Power District, General Revenue Bonds, Series 2012A:
1,465	5.000%, 1/01/23	1/22 at 100.00	A1	1,825,141
1,500	5.000%, 1/01/24	1/22 at 100.00	A1	1,847,595
950	5.000%, 1/01/25	1/22 at 100.00	A1	1,160,435
34,460	Total Nebraska			41,793,782
	Nevada – 1.5%

16,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	18,433,280

1,885	Henderson Local Improvement District T-4C, Nevada, Limited Obligation Refunding Bonds, Green Valley Properties, Series 1999A, 5.900%, 11/01/18	5/13 at 100.00	N/R	1,899,307

415	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Series 2003B Refunding, 5.000%, 6/01/25 (Pre-refunded 12/01/12) – NPFG Insured	12/12 at 100.00	AA+ (4)	416,668

	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B:
2,000	5.000%, 6/01/24	6/22 at 100.00	AA+	2,432,840
1,500	5.000%, 6/01/25	6/22 at 100.00	AA+	1,804,035
2,000	5.000%, 6/01/26	6/22 at 100.00	AA+	2,384,780

Nuveen Investments	179

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nevada (continued)

	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Bonds, Water & Refunding Series 2011C:
$1,550	5.000%, 6/01/23	6/21 at 100.00	AA+	$1,882,615
1,000	5.000%, 6/01/24	6/21 at 100.00	AA+	1,202,130
12,450	5.000%, 6/01/25	6/21 at 100.00	AA+	14,833,304

4,660	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2012B, 5.000%, 8/01/22	No Opt. Call	AA+	5,825,699

	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011:
2,265	5.000%, 7/01/22	7/21 at 100.00	AA	2,736,052
4,710	5.000%, 7/01/23	7/21 at 100.00	AA	5,624,305

217	Nevada State Las Vegas Monorail Company, Nevada, Series 2012A, 5.500%, 6/30/19 (8)	No Opt. Call	N/R	156,404

65	Nevada State Las Vegas Monorail Company, Nevada, Series 2012B, 3.000%, 6/30/55 (8)	No Opt. Call	N/R	27,003
50,717	Total Nevada			59,658,422
	New Hampshire – 0.3%

1,250	New Hampshire Health and Education Facilities Authority, Healthcare System Revenue Bonds, Covenant Health Systems Obligated Group Issue, Series 2004, 5.375%, 7/01/24	7/14 at 100.00	A	1,290,950

	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Catholic Medical Center, Series 2006:
405	5.000%, 7/01/14	No Opt. Call	BBB+	425,250
430	5.000%, 7/01/15	No Opt. Call	BBB+	463,850
445	5.000%, 7/01/16	No Opt. Call	BBB+	488,072

1,000	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Speare Memorial Hospital, Series 2004, 5.500%, 7/01/25	7/15 at 100.00	BBB–	1,030,250

5,660	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Series 2009, 5.250%, 6/01/39	6/19 at 100.00	AA+	6,779,265

	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006:
415	5.250%, 6/01/13	No Opt. Call	BBB	422,051
1,000	5.250%, 6/01/21	6/16 at 100.00	BBB	1,044,500

1,300	New Hampshire Municipal Bond Bank, Non-State Guaranteed Bonds, Refunding Series 2007A, 4.500%, 2/15/20 – NPFG Insured	8/17 at 100.00	AA	1,486,459
11,905	Total New Hampshire			13,430,647
	New Jersey – 4.5%

1,130	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2005A, 5.000%, 2/15/13	No Opt. Call	BBB	1,143,628

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
7,880	5.375%, 6/15/15 (ETM)	No Opt. Call	Aaa	8,909,758
2,085	5.500%, 6/15/16 (ETM)	No Opt. Call	Aaa	2,463,448
4,125	5.500%, 6/15/16 – RAAI Insured (ETM)	No Opt. Call	Aaa	4,873,729

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
5,030	5.000%, 6/15/19	No Opt. Call	BBB+	5,819,509
5,045	5.000%, 6/15/20	No Opt. Call	BBB+	5,873,742
13,170	5.000%, 6/15/21	No Opt. Call	BBB+	15,333,831
1,080	5.000%, 6/15/22	No Opt. Call	BBB+	1,257,768
1,000	5.000%, 6/15/22	No Opt. Call	AA–	1,167,330
3,650	5.000%, 6/15/23	6/22 at 100.00	BBB+	4,209,253
2,235	5.000%, 6/15/24	6/22 at 100.00	BBB+	2,547,766
845	4.250%, 6/15/27	6/22 at 100.00	BBB+	882,096

400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.000%, 7/01/18	7/15 at 100.00	BBB	420,604

180	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B:
$31,305	5.250%, 12/15/15 – AMBAC Insured	No Opt. Call	A+	$35,652,325
8,040	5.250%, 12/15/17 – FGIC Insured	12/15 at 100.00	A+	9,196,554

1,115	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/31 – FGIC Insured	No Opt. Call	A+	485,549

10,050	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A+	12,419,991

3,670	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.500%, 6/15/31	6/21 at 100.00	A+	4,416,478

6,885	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/19	No Opt. Call	A+	8,332,984

	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Refunding Bonds, Series 2012Q:
4,965	3.000%, 1/01/20	No Opt. Call	A1	5,276,107
2,950	3.000%, 1/01/21	No Opt. Call	A1	3,083,842
2,500	3.000%, 1/01/22	No Opt. Call	A1	2,569,725

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
19,790	4.500%, 6/01/23	6/17 at 100.00	B1	19,365,307
20,000	5.000%, 6/01/29	6/17 at 100.00	B2	19,278,400
158,945	Total New Jersey			174,979,724
	New York – 5.4%

4,055	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30	1/20 at 100.00	BBB–	4,757,488

	Dormitory Authority of the State of New York, Mortgage Insurance Fund Project Pool Bonds, State of New York Mortgage Agency – AIDS Long Term Health Care Facility, Series 2005:
1,450	5.000%, 11/01/13	11/12 at 100.00	Aa1	1,455,612
720	5.000%, 11/01/14	11/12 at 100.00	Aa1	722,779

15,500	Dormitory Authority of the State of New York, New York City, Lease Revenue Bonds, Court Facilities, Series 2003A, 5.500%, 5/15/18 (Pre-refunded 5/15/13)	5/13 at 100.00	AA– (4)	15,943,145

5,125	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.000%, 7/01/24	7/19 at 100.00	Baa2	5,579,946

7,050	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.500%, 7/01/20 – FGIC Insured	No Opt. Call	AA–	8,907,111

	Dormitory Authority of the State of New York, Third General Resolution Revenue Bonds, State University Educational Facilities Issue, Series 2012A:
10,000	5.000%, 5/15/24	5/22 at 100.00	AA–	12,281,400
9,230	5.000%, 5/15/25	5/22 at 100.00	AA–	11,286,259

11,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2003B, 5.250%, 12/01/13	No Opt. Call	A	12,107,545

10,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	A	11,600,900

15,310	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/16 (Pre-refunded 11/15/15) – AMBAC Insured	11/15 at 100.00	A (4)	17,406,705

2,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	2,112,240

Nuveen Investments	181

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)

$410	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.700%, 7/01/13	No Opt. Call	N/R	$413,727

7,000	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A, 5.000%, 10/15/21 – NPFG Insured	10/14 at 100.00	AAA	7,615,090

10,095	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/16	No Opt. Call	AAA	11,863,745

10	New York City, New York, General Obligation Bonds, Fiscal Series 1998J, 5.375%, 8/01/13	11/12 at 100.00	AA	10,043

100	New York City, New York, General Obligation Bonds, Fiscal Series 2002A, 5.750%, 8/01/15	11/12 at 100.00	AA	100,460

5,775	New York City, New York, General Obligation Bonds, Fiscal Series 2004I, 5.000%, 8/01/17 – NPFG Insured	8/14 at 100.00	AA	6,236,076

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005H, 5.000%, 8/01/17 – NPFG Insured	8/14 at 100.00	AA	5,399,200

21,205	New York City, New York, General Obligation Bonds, Fiscal Series 2007C-1, 5.000%, 10/01/18	10/17 at 100.00	AA	25,307,107

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
1,515	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	1,557,162
5,370	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–	5,515,634

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
1,115	5.500%, 6/01/18	11/12 at 100.00	AA–	1,119,806
5,205	5.500%, 6/01/19	6/13 at 100.00	AA–	5,358,704
1,200	5.500%, 6/01/20	6/13 at 100.00	AA–	1,235,148
5,725	5.500%, 6/01/21	6/13 at 100.00	AA–	5,891,311

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	930,190

	Tobacco Settlement Financing Corporation, New York, Asset-Backed Revenue Bonds, State Contingency Contract Secured, Series 2011B:
8,000	5.000%, 6/01/16	No Opt. Call	AA–	9,177,200
8,040	5.000%, 6/01/17	No Opt. Call	AA–	9,484,708
9,015	5.000%, 6/01/18	No Opt. Call	AA–	10,856,855
187,515	Total New York			212,233,296
	North Carolina – 2.7%

900	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 5.250%, 6/01/20	6/18 at 100.00	BBB	1,007,442

	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012:
605	3.750%, 3/01/23	3/22 at 100.00	BBB	613,555
610	3.750%, 3/01/24	3/22 at 100.00	BBB	616,692

2,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2009A, 5.500%, 1/01/26	1/19 at 100.00	A–	2,334,000

	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012B:
5,000	5.000%, 1/01/20	No Opt. Call	A–	6,061,800
21,620	5.000%, 1/01/21	No Opt. Call	A–	26,420,289

11,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003D, 5.125%, 1/01/23 (Pre-refunded 1/01/13)	1/13 at 100.00	A– (4)	11,089,210

182	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Carolina (continued)

$22,955	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003D, 5.375%, 1/01/13	No Opt. Call	A–	$23,147,133

1,700	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2008A, 5.250%, 1/01/22 – AGC Insured	1/18 at 100.00	AA–	1,957,703

	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Presbyterian Homes, Series 2006B:
2,035	4.875%, 10/01/13	No Opt. Call	N/R	2,066,420
2,120	5.000%, 10/01/14	No Opt. Call	N/R	2,189,536

2,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Novant Health Obligated Group, Series 2003A, 5.000%, 11/01/17	11/13 at 100.00	AA–	2,089,940

5,940	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/26	1/19 at 100.00	A	6,741,781

2,265	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.500%, 1/01/13 (ETM)	No Opt. Call	N/R (4)	2,284,977

	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A:
4,760	5.500%, 1/01/13	No Opt. Call	A	4,801,460
2,000	5.250%, 1/01/16 – AGM Insured	1/13 at 100.00	AA–	2,016,700
10,000	5.250%, 1/01/18 – NPFG Insured	1/13 at 100.00	A	10,082,500
97,510	Total North Carolina			105,521,138
	North Dakota – 0.2%

2,750	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	3,376,038

	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006:
1,180	5.000%, 7/01/14	No Opt. Call	BBB–	1,240,404
2,410	5.125%, 7/01/20	7/16 at 100.00	BBB–	2,565,325
6,340	Total North Dakota			7,181,767
	Ohio – 2.2%

3,930	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facility Revenue Bonds, Akron General Medical Center, Series 2006, 5.000%, 1/01/13	No Opt. Call	BBB	3,950,986

1,000	Akron, Ohio, Certificates of Participation, Refunding Series 2005, 5.000%, 12/01/15 – AGC Insured	6/15 at 100.00	AA–	1,096,580

1,260	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School Improvement Series 2008, 4.750%, 12/01/21	6/18 at 100.00	AA	1,471,604

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
375	5.000%, 6/01/15	No Opt. Call	A1	405,645
1,875	5.000%, 6/01/16	No Opt. Call	A1	2,067,731
35	5.000%, 6/01/17	No Opt. Call	Baa1	38,686

37,795	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B	33,021,492

3,240	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/21 – AGM Insured	1/19 at 100.00	AA–	3,641,987

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,700	5.000%, 12/01/22	12/19 at 100.00	AA	1,972,136
1,780	5.000%, 12/01/23	12/19 at 100.00	AA	2,044,900

4,740	Columbus, Ohio, Sewerage System Revenue Bonds, Tender Option Bond Trust 2456, 17.357%, 12/01/15 (IF)	No Opt. Call	AA+	8,050,369

1,230	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.500%, 8/15/24	8/18 at 100.00	A3	1,361,229

Nuveen Investments	183

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)

$1,095	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Refunding Series 2007, 4.375%, 12/01/19 – AGM Insured	12/16 at 100.00	Aaa	$1,231,590

	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006:
1,970	5.250%, 5/15/15	No Opt. Call	A2	2,160,854
750	5.250%, 5/15/16	No Opt. Call	A2	842,715

	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
775	4.000%, 10/01/18	No Opt. Call	A1	868,984
870	4.000%, 10/01/19	No Opt. Call	A1	982,343
1,150	4.000%, 10/01/20	No Opt. Call	A1	1,300,524
1,205	5.000%, 10/01/21	No Opt. Call	A1	1,449,760
965	5.000%, 10/01/22	No Opt. Call	A1	1,160,393

	Ohio Higher Education Facilities Commission, Revenue Bonds, John Carroll University, Series 1997:
1,135	4.000%, 4/01/14	No Opt. Call	A3	1,175,429
1,000	4.500%, 4/01/15	No Opt. Call	A3	1,070,810

11,000	Ohio State, General Obligation Bonds, Common Schools Series 2007A, 5.000%, 6/15/15	No Opt. Call	AA+	12,296,460

500	Richland County, Ohio, General Obligation Bonds, Correctional Facilities Improvement Refunding Series 2008, 5.875%, 12/01/24 – AGC Insured	12/18 at 100.00	Aa3	590,925

	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006:
735	5.000%, 11/15/14	No Opt. Call	A–	786,766
805	5.000%, 11/15/16	No Opt. Call	A–	900,843

1,250	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012, 5.000%, 12/01/22	No Opt. Call	N/R	1,310,500
84,165	Total Ohio			87,252,241
	Oklahoma – 0.8%

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
2,290	4.500%, 9/01/21	No Opt. Call	A+	2,651,316
1,415	4.000%, 9/01/23	9/21 at 100.00	A+	1,532,275

250	McClain County Economic Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Newcastle Public Schools Project, Series 2006, 4.125%, 9/01/13	No Opt. Call	A–	256,710

2,495	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.500%, 9/01/23	9/16 at 100.00	BB+	2,623,917

10,000	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	AA	10,956,800

8,375	Oklahoma State, General Obligation Bonds, Series 2003A, 5.000%, 7/15/17 (Pre-refunded 7/15/13) – FGIC Insured	7/13 at 101.00	AA+ (4)	8,740,820

	Stillwater Medical Center Authority, Oklahoma, Hospital Revenue Bonds, Series 2005:
700	5.250%, 5/15/13	No Opt. Call	BBB+	714,749
790	5.250%, 5/15/14	No Opt. Call	BBB+	829,453
1,050	5.250%, 5/15/15	5/14 at 100.00	BBB+	1,102,353

3,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2009A, 5.375%, 6/01/24	6/15 at 100.00	A3	3,220,020
30,365	Total Oklahoma			32,628,413

184	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oregon – 0.2%

$4,120	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/20 – FGIC Insured	No Opt. Call	AA	$5,150,494

4,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/22	5/19 at 100.00	AAA	4,782,160
8,120	Total Oregon			9,932,654
	Pennsylvania – 3.7%

2,015	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	Aa3	2,385,135

1,000	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/25	12/22 at 100.00	A+	1,170,700

26,315	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 2.500%, 12/01/41 (Mandatory put 6/01/17)	No Opt. Call	BBB–	26,444,207

1,315	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 4.125%, 8/01/20	8/19 at 100.00	Aa2	1,545,283

	Delaware County Authority, Pennsylvania, Hospital Revenue Bonds, Crozer – Chester Medical Center, Refunding Series 2005:
1,275	5.000%, 12/15/15 – RAAI Insured	No Opt. Call	BBB–	1,369,694
1,405	5.000%, 12/15/17 – RAAI Insured	12/15 at 100.00	BBB–	1,488,541

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008:
535	5.250%, 10/01/20	10/18 at 100.00	BBB	601,345
565	5.375%, 10/01/21	10/18 at 100.00	BBB	632,687

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010:
1,000	5.000%, 10/01/21	10/20 at 100.00	BBB	1,117,050
1,050	5.000%, 10/01/25	10/20 at 100.00	BBB	1,135,785

2,385	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.100%, 7/01/13 (Mandatory put 1/01/13)	1/12 at 100.00	Ba1	2,394,731

3,140	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	3,312,700

1,300	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.000%, 1/01/27	1/17 at 100.00	A	1,362,842

1,000	Montgomery County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, Whitemarsh Continuing Care, Series 2005, 6.125%, 2/01/28	2/15 at 100.00	N/R	1,020,370

1,170	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	1,379,430

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B:
15,500	5.000%, 7/01/20	7/19 at 100.00	Aaa	19,139,555
2,160	5.000%, 1/01/21	1/19 at 100.00	Aaa	2,644,294
9,550	5.000%, 7/01/21	1/18 at 100.00	Aaa	11,391,718
6,800	5.000%, 1/01/22 (WI/DD, Settling 11/01/12)	7/17 at 100.00	Aaa	8,007,136
6,665	5.000%, 7/01/22	7/16 at 100.00	Aaa	7,655,419

15,020	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	14,920,267

3,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30	8/20 at 100.00	BBB+	3,263,700

10,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 8/01/19 – AMBAC Insured	8/15 at 100.00	AA	11,015,000

Nuveen Investments	185

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)

$4,270	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2010A, 5.000%, 6/01/16	No Opt. Call	AA	$4,806,654

11,050	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 1.090%, 12/01/24	12/17 at 100.00	AA–	9,868,755

2,000	Trinity Area School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/19 – AGM Insured	No Opt. Call	Aa3	2,287,880

	Westmoreland County Industrial Development Authority, Pennsylvania, Retirement Community Revenue Bonds, Redstone Presbyterian SeniorCare Obligated Group, Series 2005A:
1,100	5.375%, 1/01/14	No Opt. Call	N/R	1,128,952
1,200	5.500%, 1/01/16	No Opt. Call	N/R	1,270,920
133,785	Total Pennsylvania			144,760,750
	Puerto Rico – 1.1%

3,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT, 5.000%, 7/01/24 – NPFG Insured	7/17 at 100.00	Baa1	3,149,190

11,355	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2003H, 5.250%, 7/01/14 – FGIC Insured	No Opt. Call	Baa1	11,946,255

1,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2007M, 5.500%, 7/01/35 (Mandatory put 7/01/17) – AMBAC Insured	7/17 at 100.00	Baa1	1,083,580

11,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	11,180,730

10,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/16 – NPFG Insured	No Opt. Call	Baa1	10,945,200

4,000	Puerto Rico, General Obligation Bonds, Public Improvement Refunding Series 2008A, 5.000%, 7/01/20	7/18 at 100.00	Baa1	4,210,120
40,355	Total Puerto Rico			42,515,075
	Rhode Island – 0.1%

	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
3,055	6.000%, 6/01/23	11/12 at 100.00	Baa1	3,115,978
180	6.125%, 6/01/32	11/12 at 100.00	BBB+	183,598
3,235	Total Rhode Island			3,299,576
	South Carolina – 0.9%

2,055	Charleston Educational Excellence Financing Corporation, South Carolina, Installment Purchase Revenue Bonds, Charleston County School District, South Carolina Project, Series 2004, 5.000%, 12/01/13	No Opt. Call	AA	2,156,291

	Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Refunding Series 2012:
2,000	5.000%, 2/01/24	2/22 at 100.00	Aa1	2,485,620
1,215	5.000%, 2/01/25	2/22 at 100.00	Aa1	1,508,860

4,100	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/28 (Pre-refunded 12/01/12)	12/12 at 101.00	Aaa	4,159,245

5,200	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/24	12/16 at 100.00	AA	6,008,704

2,000	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 5.500%, 11/01/23 (Pre-refunded 11/01/13)	11/13 at 100.00	AA– (4)	2,103,660

	Newberry Investing in Children’s Education, South Carolina, Installment Purchase Revenue Bonds, Newberry County School District Project, Series 2005:
1,500	5.250%, 12/01/23	12/15 at 100.00	A2	1,587,300
2,000	5.250%, 12/01/24	12/15 at 100.00	A2	2,114,300

186	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Carolina (continued)

$235	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A, 6.000%, 8/01/13	No Opt. Call	BBB+	$244,409

2,000	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C, 6.000%, 8/01/13	No Opt. Call	BBB+	2,080,080

1,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding & Improvement Series 2009, 5.000%, 8/01/18	No Opt. Call	BBB+	1,144,490

6,750	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2004B, 5.250%, 10/01/16 – AMBAC Insured	No Opt. Call	A1	7,877,993

1,520	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Refunding Revenue Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A1	1,718,512
31,575	Total South Carolina			35,189,464
	South Dakota – 0.3%

2,385	Deadwood, South Dakota, Certificates of Participation, Crossover Refunding Series 2005, 5.000%, 11/01/18 – ACA Insured	11/15 at 100.00	A	2,499,432

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Huron Regional Medical Center, Series 2005:
760	5.000%, 4/01/17	4/13 at 100.00	A–	772,289
800	5.000%, 4/01/18	4/13 at 100.00	A–	812,600
840	5.000%, 4/01/19	4/13 at 100.00	A–	852,272
820	5.000%, 4/01/20	4/13 at 100.00	A–	830,767

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/19	5/17 at 100.00	A+	1,126,420

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2009, 5.000%, 11/01/24	11/19 at 100.00	A+	1,119,540

1,500	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.125%, 8/01/28 – AGC Insured	8/18 at 100.00	AA	1,688,640

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Series 2006:
300	4.550%, 9/01/14	No Opt. Call	A	314,040
1,770	5.000%, 9/01/25	9/14 at 100.00	A	1,804,409
11,175	Total South Dakota			11,820,409
	Tennessee – 2.0%

2,265	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.125%, 10/01/28	10/18 at 100.00	AA–	2,664,184

3,460	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.125%, 10/01/29	10/19 at 100.00	N/R	3,859,388

3,650	Jackson, Tennessee, Hospital Revenue Refunding Bonds, Jackson-Madison County General Hospital Project, Series 2008, 5.250%, 4/01/23	4/18 at 100.00	A+	4,173,958

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
715	5.000%, 7/01/15	No Opt. Call	BBB+	776,926
750	5.000%, 7/01/18	7/16 at 100.00	BBB+	822,315

5,000	Knox County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2007, 5.250%, 4/01/27	4/17 at 100.00	BBB+	5,288,500

	Memphis and Shelby County Port Commission, Tennessee, Port Development Revenue Bonds, Series 2011:
1,480	5.250%, 4/01/23	4/21 at 100.00	AA–	1,804,105
1,560	5.250%, 4/01/24	4/21 at 100.00	AA–	1,881,797
1,240	5.250%, 4/01/25	4/21 at 100.00	AA–	1,483,623

Nuveen Investments	187

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee (continued)

$1,000	Memphis, Tennessee, General Improvement Bonds, Series 2005, 5.000%, 10/01/16 – NPFG Insured	No Opt. Call	AA	$1,170,920

10,000	Memphis, Tennessee, Subordinate Lien Electric System Revenue Bonds, Series 2003A, 5.000%, 12/01/15 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	AA+ (4)	10,516,400

12,155	Memphis, Tennessee, Subordinate Lien Electric System Revenue Bonds, Series 2003A, 5.000%, 12/01/13 – NPFG Insured	No Opt. Call	AA+	12,775,513

3,175	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2007C, 5.000%, 11/01/17 – NPFG Insured	No Opt. Call	AA–	3,663,347

4,430	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009A, 5.125%, 11/01/24	11/19 at 100.00	AA–	5,076,957

	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B:
1,000	5.500%, 11/01/20	11/19 at 100.00	AA–	1,238,840
1,860	5.250%, 11/01/25	11/19 at 100.00	AA–	2,124,994

1,400	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.000%, 9/01/19	9/16 at 100.00	BBB+	1,526,168

2,000	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2003, 5.000%, 9/01/16 – RAAI Insured	9/13 at 100.00	BBB+	2,062,380

11,885	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/20	No Opt. Call	A	13,447,759
69,025	Total Tennessee			76,358,074
	Texas – 9.4%

1,110	Alvin Independent School District, Brazoria County, Texas, General Obligation Bonds, Refunding Series 2007, 4.125%, 2/15/19	2/16 at 100.00	AAA	1,212,797

8,800	Austin, Texas, Electric Utility System Revenue Refunding Bonds, Series 2003, 5.250%, 11/15/20 – NPFG Insured	5/13 at 100.00	AA–	9,000,288

6,000	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	6,346,020

2,125	Brownsville, Texas, General Obligation Bonds, Refunding Series 2005, 5.000%, 2/15/17 – NPFG Insured	2/15 at 100.00	Aa3	2,318,418

3,380	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB–	3,959,129

8,000	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, School Building and Refunding Series 2012, 5.000%, 2/15/26	2/21 at 100.00	AAA	9,712,160

1,180	Corinth, Texas, Certificates of Obligation, Series 2007, 4.500%, 2/15/19 – NPFG Insured	2/17 at 100.00	Aa2	1,329,058

5,715	Dallas County Utility and Reclamation District, Texas, General Obligation Bonds, Refunding Series 2005A, 5.150%, 2/15/22 – AMBAC Insured	2/17 at 100.00	A3	6,228,378

5,000	Dallas, Texas, General Obligation Bonds, Refunding & Improvements Series 2007, 4.500%, 2/15/27 – NPFG Insured	2/17 at 100.00	AA+	5,593,550

10,010	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Refunding Series 2007, 5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA	11,348,537

2,440	El Paso County, Texas, General Obligation Bonds, Refunding Series 2007, 5.000%, 2/15/18 – NPFG Insured	No Opt. Call	AA	2,927,439

650	El Paso, Texas, Water and Sewer Revenue Bonds, Refunding Series 2006A, 4.000%, 3/01/18 – AGM Insured	3/15 at 100.00	AA+	696,014

1,120	Elgin Independent School District, Bastrop County, Texas, General Obligation Bonds, School Building Series 2007, 4.375%, 8/01/19	8/17 at 100.00	AAA	1,284,416

188	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)

$2,000	Fort Bend Independent School District, Fort Bend County, Texas, General Obligation Bonds, School Building Series 2009, 4.550%, 2/15/25	8/19 at 100.00	AA+	$2,273,880

2,045	Frisco, Collins and Denton Counties, Texas, Certificates of Obligation, Series 2007, 4.500%, 2/15/16 – AMBAC Insured	No Opt. Call	Aa1	2,304,899

875	Giddings Independent School District, Fayette, Lee, and Washington Counties, Texas, General Obligation Bonds, School Building Series 2007A, 4.250%, 2/15/19	2/17 at 100.00	Aaa	989,284

635	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2007A, 4.500%, 2/15/18	2/17 at 100.00	AAA	732,403

1,230	Gregg County Health Facilities Development Corporation, Texas, Revenue Bonds, Good Shepherd Medical Center, Series 2006A, 5.000%, 10/01/13	No Opt. Call	BBB+	1,269,139

	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist University Project, Improvement and Refunding Series 2010:
875	4.000%, 3/01/21	No Opt. Call	A–	947,118
500	4.000%, 3/01/22	3/21 at 100.00	A–	535,620
800	4.000%, 3/01/23	3/21 at 100.00	A–	847,360
440	4.250%, 3/01/25	3/21 at 100.00	A–	470,056

	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2004A:
1,150	5.250%, 12/01/12	No Opt. Call	A+	1,154,646
1,000	5.250%, 12/01/13	No Opt. Call	A+	1,050,020

1,950	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.125%, 12/01/31	12/18 at 100.00	A+	2,427,926

7,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, St. Luke’s Episcopal Hospital, Series 1991A, 6.750%, 2/15/21 (ETM)	1/13 at 100.00	AA+ (4)	8,503,180

	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Series 2009A:
5,120	5.000%, 11/01/22	11/19 at 100.00	AA	6,293,606
5,385	5.000%, 11/01/23	11/19 at 100.00	AA	6,599,318
5,660	5.000%, 11/01/24	11/19 at 100.00	AA	6,911,143

2,320	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 1014, 13.402%, 11/01/41 (IF)	11/21 at 100.00	AA	3,373,628

	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010:
2,270	5.000%, 7/01/19	No Opt. Call	BBB+	2,504,854
2,380	5.000%, 7/01/20	No Opt. Call	BBB+	2,627,377

2,000	Houston Health Facilities Development Corporation, Texas, Revenue Bonds, Buckingham Senior Living Community Inc., Series 2004A, 7.000%, 2/15/23 (Pre-refunded 2/15/14)	2/14 at 101.00	AA+ (4)	2,190,100

2,145	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2012D, 5.000%, 11/15/24	11/22 at 100.00	AA	2,687,728

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B:
6,355	5.250%, 9/01/24	9/16 at 100.00	A2	7,237,900
6,920	5.250%, 9/01/25	9/16 at 100.00	A2	7,798,632
4,295	5.250%, 9/01/26	9/16 at 100.00	A2	4,842,741

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
8,000	0.000%, 9/01/22 – AMBAC Insured	No Opt. Call	A2	5,375,200
3,810	0.000%, 9/01/23 – AMBAC Insured	No Opt. Call	A2	2,423,008

Nuveen Investments	189

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)

	Houston, Texas, Junior Lien Water and Sewerage System Revenue Forward Refunding Bonds, Series 2002B:
$6,025	5.750%, 12/01/15 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA (4)	$6,052,715
5,385	5.750%, 12/01/16 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA (4)	5,409,771

10,130	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2002A, 5.000%, 12/01/30 (Pre-refunded 12/01/12) – AGM Insured	12/12 at 100.00	AA (4)	10,170,317

	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011B:
1,900	5.000%, 7/01/25	7/21 at 100.00	A+	2,235,616
2,000	5.000%, 7/01/26	7/21 at 100.00	A+	2,341,480

	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012B:
10,525	5.000%, 7/01/31	7/22 at 100.00	A+	12,207,737
5,000	5.000%, 7/01/32	7/22 at 100.00	A+	5,745,250

715	Howard County Junior College District, Texas, General Obligation Bonds, Series 2007, 4.250%, 2/15/18 – AMBAC Insured	2/17 at 100.00	AA–	804,611

1,595	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.000%, 8/15/14	No Opt. Call	BBB–	1,670,077

6,075	Laredo, Texas, International Toll Bridge Revenue Bonds, Series 2005B, 5.000%, 10/01/18 – AGM Insured	10/15 at 100.00	AA–	6,799,322

	League City, Texas, Waterworks and Sewer System Revenue Bonds, Series 2008:
1,245	4.000%, 2/15/18 – AGM Insured	2/17 at 100.00	AA	1,400,787
1,315	4.375%, 2/15/23 – AGM Insured	2/17 at 100.00	AA	1,468,776

2,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB–	2,160,620

4,515	Lower Colorado River Authority, Texas, Contract Revenue Refunding Bonds, Transmission Services Corporation, Series 2003C, 5.250%, 5/15/17 (Pre-refunded 5/15/13) – AMBAC Insured	5/13 at 100.00	A+ (4)	4,638,124

1,000	Lubbock Educational Facilities Authority, Texas, Revenue Bonds, Lubbock Christian University, Refunding & Improvement Series 2007, 5.000%, 11/01/16	No Opt. Call	BBB	1,111,440

770	Mansfield Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006, 5.000%, 2/15/22	2/16 at 100.00	AAA	876,537

	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
4,320	5.000%, 8/15/24	8/22 at 100.00	AA	5,175,706
4,710	5.000%, 8/15/25	8/22 at 100.00	AA	5,602,733
3,920	5.000%, 8/15/26	8/22 at 100.00	AA	4,623,954
7,015	5.000%, 8/15/27	8/22 at 100.00	AA	8,213,372

3,465	North Harris County Regional Water Authority, Texas, Senior Water Revenue Bonds, Series 2003, 5.250%, 12/15/17 – FGIC Insured	12/13 at 100.00	A+	3,630,766

2,500	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008A, 6.000%, 1/01/24	1/18 at 100.00	A2	2,982,375

3,000	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Variable Rate Demand Series 2008-E3, 5.750%, 1/01/38 (Mandatory put 1/01/16)	No Opt. Call	A2	3,438,480

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D:
8,565	5.250%, 9/01/25	9/21 at 100.00	AA	10,478,250
5,000	5.250%, 9/01/26	9/21 at 100.00	AA	6,076,950

190	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
$2,370	0.000%, 9/01/43	9/31 at 100.00	AA	$1,834,427
9,130	0.000%, 9/01/45	9/31 at 100.00	AA	7,699,603

1,000	Northwest Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 2006, 4.500%, 2/15/26	2/16 at 100.00	Aaa	1,102,000

1,000	Plano Independent School District, Collin County, Texas, General Obligation Bonds, Series 2008A, 5.000%, 2/15/25	2/18 at 100.00	Aaa	1,189,910

875	San Angelo, Texas, Certificates of Obligation Bonds, Tom Green County Series 2007A, 4.400%, 2/15/19 – NPFG Insured	2/17 at 100.00	AA+	986,379

4,220	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AA+ (4)	4,621,660

	San Antonio, Texas, General Obligation Bonds, Series 2006:
1,000	4.125%, 2/01/19	2/16 at 100.00	AAA	1,099,980
1,140	4.250%, 2/01/20	2/16 at 100.00	AAA	1,249,679

575	San Leanna Education Facilities Corporation, Texas, Higher Education Revenue Bonds, Saint Edward’s University Project, Series 2007, 5.000%, 6/01/19	6/17 at 100.00	BBB+	638,296

870	Sunnyvale School District, Texas, General Obligation Bonds, School Building Series 2007, 4.400%, 2/15/20	2/17 at 100.00	AAA	978,219

1,235	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Northwest Senior Housing – Edgemere Project, Series 2006A, 5.750%, 11/15/14	No Opt. Call	N/R	1,307,828

4,825	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	Aa2	5,553,044

5,010	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/19	2/17 at 100.00	AA–	5,706,089

2,210	Teague Independent School District, Freestone County, Texas, Unlimited Tax General Obligation Bonds, School Building Series 2008, 5.000%, 2/15/19	2/18 at 100.00	AAA	2,648,862

2,000	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2007, 5.000%, 4/01/17	No Opt. Call	AAA	2,370,020

5,000	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Tender Option Bond Trust 3216, 17.976%, 10/01/14 (IF)	No Opt. Call	AAA	7,800,600

4,645	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2008, Trust 2568, 17.762%, 10/01/15 (IF)	No Opt. Call	Aaa	7,896,825

1,500	Texas State, General Obligation Bonds, Water Financial Assistance, Refunding Series 2007A, 5.000%, 8/01/17	No Opt. Call	Aaa	1,794,975

	Travis County Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Querencia Barton Creek, Series 2005:
1,000	5.250%, 11/15/17	11/15 at 100.00	N/R	1,041,370
900	5.500%, 11/15/25	11/15 at 100.00	N/R	925,794

2,635	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A, 5.000%, 11/01/12	No Opt. Call	Baa2	2,635,000

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007:
5,000	5.250%, 7/01/26	7/17 at 100.00	Baa1	5,345,700
11,300	5.250%, 7/01/28	7/17 at 100.00	Baa1	12,021,392

	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011:
2,675	3.500%, 8/15/18	No Opt. Call	A	2,865,995
2,900	4.000%, 8/15/19	No Opt. Call	A	3,204,877

Nuveen Investments	191

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)

$3,015	4.000%, 8/15/20	No Opt. Call	A	$3,319,274
3,135	4.000%, 8/15/21	No Opt. Call	AA–	3,432,856

500	Victoria Independent School District, Victoria County, Texas, General Obligation Bonds, Series 2007, 5.000%, 2/15/18	2/17 at 100.00	AAA	589,890

1,000	Victoria, Texas, Utility System Revenue Refunding Bonds, Series 2007, 4.400%, 12/01/19 – AMBAC Insured	12/17 at 100.00	AA–	1,138,370

8,830	Williamson County, Texas, General Obligation Bonds, Limited Tax Refunding Series 2012, 5.000%, 2/15/26	2/22 at 100.00	AAA	10,908,317
326,875	Total Texas			365,549,967
	Utah – 0.6%

6,330	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	6,949,137

	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
3,340	5.000%, 9/01/23	9/22 at 100.00	A–	3,993,705
2,000	5.000%, 9/01/25	9/22 at 100.00	A–	2,352,340
2,250	5.000%, 9/01/26	9/22 at 100.00	A–	2,631,083

	Utah, General Obligation Bonds, Series 2009, Trust 2987:
1,250	17.152%, 7/01/21 (IF)	7/18 at 100.00	AAA	2,442,400
2,500	17.152%, 7/01/22 (IF)	7/18 at 100.00	AAA	4,884,800
17,670	Total Utah			23,253,465
	Virgin Islands – 0.2%

1,580	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB+	1,748,934

6,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB+	6,627,180
7,580	Total Virgin Islands			8,376,114
	Virginia – 0.1%

2,370	Chesapeake Hospital Authority, Virginia, Revenue Bonds, Chesapeake General Hospital, Series 2004A, 5.250%, 7/01/13	No Opt. Call	A2	2,442,309

1,260	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,385,811
3,630	Total Virginia			3,828,120
	Washington – 2.2%

5,690	Central Valley School District 356 Spokane County, Washington, Unlimited Tax Deferred Interest General Obligation Bonds, Series 1998B, 0.000%, 12/01/14 – FGIC Insured	No Opt. Call	Aa2	5,593,611

4,930	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Series 2007, 5.000%, 1/01/19 – FGIC Insured	1/17 at 100.00	A	5,557,244

1,515	Clark County School District 37, Vancouver, Washington, General Obligation Bonds, Series 1998, 5.250%, 12/01/14 – AGM Insured	No Opt. Call	Aa2	1,665,015

2,735	Douglas County Public Utility District 1, Washington, Revenue Bonds, Wells Hydroelectric, Series 1963, 4.000%, 9/01/18 (ETM)	No Opt. Call	AA (4)	2,994,743

3,250	Grant County Public Utility District 2, Washington, Electric System Revenue Bonds, Refunding Series 2011-I, 5.000%, 1/01/20	No Opt. Call	AA	4,016,383

525	King County School District 401, Highline, Washington, General Obligation Bonds, Series 2006, 5.250%, 12/01/25 – AGM Insured	12/16 at 100.00	AA+	605,278

265	King County School District 412 Shoreline, Washington, General Obligation Bonds, Series 2008, 5.750%, 12/01/21	12/18 at 100.00	AA+	331,380

5,055	King County, Washington, General Obligation Bonds, Harborview Medical Center, Series 2004, 5.000%, 12/01/14 – AMBAC Insured	6/14 at 100.00	AAA	5,430,839

192	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)

$1,175	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2005, 5.375%, 12/01/22	12/15 at 100.00	Baa2	$1,239,320

1,000	Spokane County School District 81, Spokane, Washington, General Obligation Bonds, Series 2005, 5.000%, 6/01/16 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	Aa1 (4)	1,119,150

8,900	Tacoma, Washington, Electric System Revenue Bonds, Series 2004A, 5.250%, 1/01/16 – FGIC Insured	7/14 at 100.00	AA	9,553,527

6,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	6,642,300

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
3,125	6.250%, 7/01/24	7/19 at 100.00	Baa3	3,576,906
2,000	6.750%, 7/01/29	7/19 at 100.00	Baa3	2,340,600

3,250	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.125%, 10/01/24	10/19 at 100.00	Baa1	3,572,888

5,265	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	A3	5,488,763

12,000	Washington State, General Obligation Bonds, Series 1992B, 6.400%, 6/01/17 – NPFG Insured	No Opt. Call	AA+	13,967,520

3,000	Washington State, General Obligation Bonds, Series 2005A, 5.000%, 1/01/25 – AMBAC Insured	1/15 at 100.00	AA+	3,279,270

3,005	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008, Trust 2599, 17.568%, 1/01/16 (IF)	No Opt. Call	AA+	5,215,989

3,000	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/16 – FGIC Insured	No Opt. Call	AA+	2,930,190

2,275	Washington, Various Purpose General Obligation Bonds, Series 1998C, 5.500%, 7/01/14	No Opt. Call	AA+	2,470,514
77,960	Total Washington			87,591,430
	Wisconsin – 2.4%

2,000	Franklin, Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management of Wisconsin, Inc. Project, Series 2006A, 4.950%, 11/01/16 (Mandatory put 5/01/16) (Alternative Minimum Tax)	No Opt. Call	BBB	2,228,620

1,020	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/25	7/21 at 100.00	A	1,163,820

1,455	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital Inc., Series 2003, 5.625%, 2/15/13 – AMBAC Insured	No Opt. Call	A2	1,470,612

2,060	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.000%, 6/01/30	6/15 at 100.00	Baa2	2,360,472

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Series 2008B:
1,400	4.350%, 8/15/19	No Opt. Call	AA–	1,616,314
8,670	5.500%, 8/15/29	2/20 at 100.00	AA–	10,008,648

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB	2,072,580

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, EastCastle Place Inc., Series, 5.750%, 12/01/19	11/12 at 100.00	N/R	1,335,780

1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.375%, 5/01/18	5/14 at 100.00	BBB+	1,308,100

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007:
2,275	5.000%, 9/01/20	9/17 at 100.00	BBB+	2,468,398
2,505	5.000%, 9/01/22	9/17 at 100.00	BBB+	2,667,424

5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A2	5,300,400

Nuveen Investments	193

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)

$5,760	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	A1	$6,614,093

1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Southwest Health Center Inc., Series 2004A, 6.125%, 4/01/24 (Pre-refunded 4/01/14)	4/14 at 100.00	N/R (4)	1,613,730

495	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Vernon Memorial Healthcare Inc., Series 2005, 4.650%, 3/01/15	No Opt. Call	BBB	522,596

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:
2,455	5.250%, 8/15/19	8/16 at 100.00	A–	2,699,764
11,955	5.250%, 8/15/20	8/16 at 100.00	A–	13,064,902

10,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/21	8/16 at 100.00	A–	10,832,996

1,110	Wisconsin Housing and Economic Development Authority, Insured Mortgage Revenue Refunding Bonds, Series 1977A, 5.800%, 6/01/17 (ETM)	No Opt. Call	N/R (4)	1,226,361

9,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.000%, 5/01/27	5/19 at 100.00	AA–	11,286,990

10,155	Wisconsin State, General Obligation Bonds, Series 2005I, 5.000%, 5/01/16 – NPFG Insured	5/15 at 100.00	AA	11,293,985

1,450	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, The Medical College of Wisconsin, Inc., Series 2004A, 5.000%, 12/01/15 – NPFG Insured	12/14 at 100.00	A+	1,559,649
85,565	Total Wisconsin			94,716,234
	Wyoming – 0.1%

2,250	Lincoln County, Wyoming, Pollution Control Revenue Refunding Bonds, PacifiCorp Project, Series 1995, 4.125%, 11/01/25 (Mandatory put 6/03/13) (Alternative Minimum Tax)	No Opt. Call	A2	2,295,045
$3,495,173	Total Investments (cost $3,548,322,241) – 98.1%			3,823,162,374
	Other Assets Less Liabilities – 1.9%			72,664,476
	Net Assets – 100%			$3,895,826,850

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	During July 2010, the original issue for this security (1,000,000 par, 5.4000% coupon and May, 15, 2014 maturity) was restructured into two new securities. The first security, which is 70% of the original issue, has 700,000 par, 5.400% coupon and May 15, 2017 maturity. The second security, which is the remaining 30% of the issue, has a 300,000 par, 0.000% coupon and May 15, 2050 maturity. At the end of the reporting period, the Adviser continues to accrue interest on the 700,000 par security.

(7)	During July 2010, the original issue for this security (1,000,000 par, 5.5000% coupon and May 15, 2015 maturity) was restructured into two new securities. The first security, which is 70% of the original issue, has a 700,000 par, 5.500% coupon and May 15, 2018 maturity. The second security, which is the remaining 30% of the issue, has a 300,000 par, 0.000% coupon and May 15, 2050 maturity. At the end of the reporting period, the Adviser continues to accure interest on the 700,000 par security.

(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

194	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Alabama – 0.6%

$3,830	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/12	No Opt. Call	Baa2	$3,835,362

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:
1,000	5.000%, 11/15/13	No Opt. Call	A3	1,028,440
1,000	5.000%, 11/15/14	No Opt. Call	A3	1,052,810

1,075	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/15	1/14 at 100.00	B	1,075,344

5,000	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Series 2007A, 1.650%, 6/01/34 (Mandatory put 3/20/17)	No Opt. Call	A+	5,109,400

	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A:
745	5.000%, 12/01/12 (ETM)	No Opt. Call	N/R (4)	747,965
570	5.000%, 12/01/13 (ETM)	No Opt. Call	A– (4)	598,922

4,890	The Special Care Facilities Financing Authority of the City of Birmingham, Alabama, Medical Center East Health Care Facility Revenue Bonds, Series 1986 Refunding, 7.250%, 7/01/15 – NPFG Insured (ETM)	No Opt. Call	BBB (4)	5,426,091
18,110	Total Alabama			18,874,334
	Alaska – 0.6%

	Alaska State, Sport Fishing Revenue Bonds, Series 2011:
2,680	5.000%, 4/01/18	No Opt. Call	A1	3,142,595
1,360	5.000%, 4/01/19	No Opt. Call	A1	1,618,332

7,745	Anchorage, Alaska, General Obligation Bonds, Series 2003B, 5.000%, 9/01/19 (Pre-refunded 9/01/13) – FGIC Insured	9/13 at 100.00	AA+ (4)	8,054,258

7,515	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	6/14 at 100.00	Ba1	7,537,470
19,300	Total Alaska			20,352,655
	Arizona – 4.4%

400	Arizona Board of Regents, University of Arizona, System Revenue Refunding Bonds, Series 1992A, 6.200%, 6/01/16	No Opt. Call	AA	435,764

	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
550	2.000%, 2/01/15	No Opt. Call	BBB+	557,013
1,000	3.000%, 2/01/16	No Opt. Call	BBB+	1,039,050
950	4.000%, 2/01/17	No Opt. Call	BBB+	1,030,978
2,000	5.000%, 2/01/18	No Opt. Call	BBB+	2,287,680

2,955	Arizona School Facilities Board, Certificates of Participation, Series 2008, 5.500%, 9/01/16	No Opt. Call	A+	3,454,425

895	Arizona State University, System Revenue Bonds, Series 2005, 5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	Aa3	982,119

	Arizona State, Certificates of Participation, Department of Administration Series 2010B:
11,950	5.000%, 10/01/16 – AGC Insured	No Opt. Call	AA–	13,661,001
760	5.000%, 10/01/17 – AGM Insured	No Opt. Call	AA–	886,791

7,760	Arizona State, Certificates of Participation, Series 2008A, 5.000%, 9/01/21 – AGM Insured	3/18 at 100.00	AA–	8,823,275

	Arizona State, Certificates of Participation, Series 2010A:
4,660	5.000%, 10/01/16 – AGM Insured	No Opt. Call	AA–	5,317,619
11,935	5.000%, 10/01/17 – AGM Insured	No Opt. Call	AA–	13,889,118
2,960	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA–	3,559,933

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
3,955	5.000%, 7/01/15 – AGM Insured	No Opt. Call	AA–	4,387,361
1,890	5.000%, 7/01/16 – AGM Insured	No Opt. Call	AA–	2,163,691
2,335	5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA–	2,743,438
5,100	5.000%, 7/01/18 – AGM Insured	No Opt. Call	AA–	6,116,736

Nuveen Investments	195

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)

	City of Mesa, Arizona, General Obligation Refunding Bonds, Series 2012:
$2,000	2.000%, 7/01/14	No Opt. Call	AA	$2,050,900
1,855	3.000%, 7/01/17 – SYNCORA GTY Insured	No Opt. Call	AA	2,020,633
1,425	4.000%, 7/01/20	No Opt. Call	AA	1,662,975
2,225	4.000%, 7/01/21	No Opt. Call	AA	2,592,837
2,055	4.000%, 7/01/22	No Opt. Call	AA	2,386,163

2,205	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006A, 5.000%, 8/01/19 – NPFG Insured	8/16 at 100.00	A1	2,476,766

	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005:
3,080	5.000%, 4/01/13 (ETM)	No Opt. Call	N/R (4)	3,140,676
3,000	5.000%, 4/01/15 (ETM)	No Opt. Call	N/R (4)	3,324,270

	Mesa, Arizona, Street and Highway User Revenue Refunding Bonds, Series 2012:
2,010	5.000%, 7/01/16	No Opt. Call	AA	2,312,445
2,015	5.000%, 7/01/21	No Opt. Call	AA	2,460,577
4,015	5.000%, 7/01/22	No Opt. Call	AA	4,910,706

	Mesa, Arizona, Utility System Revenue Bonds, Refunding Series 2012:
5,370	5.000%, 7/01/20	No Opt. Call	Aa2	6,653,860
6,115	5.000%, 7/01/21	No Opt. Call	Aa2	7,587,125

3,070	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Refunding Series 2011, 4.000%, 7/01/15	No Opt. Call	AAA	3,354,681

1,625	Pima County, Arizona, Sewer Revenue Bonds, Series 2011B, 4.000%, 7/01/13	No Opt. Call	AA–	1,663,350

2,890	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2002B, 5.000%, 1/01/22 (Pre-refunded 1/01/13)	1/13 at 100.00	Aa1 (4)	2,913,207

19,625	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2009B, 4.000%, 1/01/18	No Opt. Call	Aa1	22,716,330

755	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/16	No Opt. Call	A–	839,545

300	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.500%, 4/01/17	4/13 at 100.00	A–	302,517

1,225	Vistancia Community Facilities District, Peoria, Arizona, General Obligation Bonds, Series 2005, 5.000%, 7/15/14	No Opt. Call	A1	1,276,401

2,245	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.500%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R	2,040,862
131,160	Total Arizona			150,022,818
	California – 5.3%

	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L:
3,275	5.000%, 5/01/16	No Opt. Call	AA	3,779,285
3,125	5.000%, 5/01/17	No Opt. Call	AA	3,719,094

3,735	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010M, 4.000%, 5/01/16	No Opt. Call	AA	4,180,810

3,015	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009F, 5.000%, 7/01/27 (Mandatory put 7/01/14)	No Opt. Call	A	3,202,684

1,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/13	No Opt. Call	AAA	1,048,420

1,875	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2008A, 1.450%, 8/15/33 (Mandatory put 3/15/17)	No Opt. Call	AA (4)	1,905,675

196	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$2,400	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012C, 1.450%, 8/15/23 (Mandatory put 3/15/17)	No Opt. Call	AA	$2,439,264

	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I:
4,440	5.000%, 11/01/16	No Opt. Call	A2	5,112,216
3,675	5.000%, 11/01/17	No Opt. Call	A2	4,307,835

	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
1,660	5.000%, 7/01/16	No Opt. Call	Aa3	1,918,595
95	5.250%, 7/01/21	7/19 at 100.00	Aa3	117,451

4,185	California State, Economic Recovery Revenue Bonds, Refunding Series 2009B, 5.000%, 7/01/23 (Mandatory put 7/01/14)	No Opt. Call	Aa3	4,496,783

9,740	California State, General Obligation Bonds, Series 2006, 5.000%, 3/01/13	No Opt. Call	A1	9,895,548

5,000	California State, General Obligation Bonds, Various Purpose Series 2009, 5.000%, 10/01/16	No Opt. Call	A1	5,799,100

	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009A:
5,000	5.000%, 4/01/14	No Opt. Call	A+	5,317,950
5,015	5.000%, 4/01/16	No Opt. Call	A+	5,668,154

1,955	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009E-1, 5.000%, 4/01/44 (Mandatory put 5/01/17)	No Opt. Call	A+	2,263,597

10,525	California Statewide Communities Development Authority, Revenue Bonds, State of California Proposition 1A Receivables Program, Series 2009, 5.000%, 6/15/13	No Opt. Call	A1	10,835,909

1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.250%, 7/01/13	No Opt. Call	BBB	1,025,740

1,110	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2002C, 5.000%, 11/01/29 (Mandatory put 5/01/17)	No Opt. Call	A+ (4)	1,285,214

9,375	Chula Vista, California, Industrial Development Revenue Bonds, San Diego Gas & Electric Company, Refunding Series 2006A, 1.650%, 7/01/18	9/15 at 100.00	Aa3	9,513,563

1,000	Del Mar Race Track Authority, California, Revenue Bonds, Series 2005, 5.000%, 8/15/13	No Opt. Call	BBB–	1,019,210

1,255	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/17	11/12 at 100.00	A2	1,255,803

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1:
16,222	6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	16,769,979
5,870	6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	6,092,767
920	6.625%, 6/01/40 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	954,417

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,170	5.000%, 6/01/15	No Opt. Call	A1	3,445,853
2,665	5.000%, 6/01/16	No Opt. Call	A2	2,968,250
10,595	4.500%, 6/01/27	6/17 at 100.00	BB–	9,482,419
200	5.000%, 6/01/33	6/17 at 100.00	BB–	171,466

12,000	Inland Valley Development Agency, California, Tax Allocation Bonds, Series 2011C, 4.500%, 3/01/41 (Mandatory put 3/01/16)	No Opt. Call	A	12,801,120

1,770	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Lien Series 2010B, 5.000%, 6/01/20	No Opt. Call	AAA	2,243,369

965	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AA+ (4)	1,171,192

Nuveen Investments	197

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

	Moulton Niguel Water District, California, Certificates of Participation, Refunding Series 2003:
$1,850	5.000%, 9/01/19 – AMBAC Insured	9/16 at 100.00	AAA	$2,078,882
2,255	5.000%, 9/01/20 – AMBAC Insured	9/16 at 100.00	AAA	2,515,836

6,085	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Bond Anticipation Notes Series 2010, 0.000%, 5/01/15	No Opt. Call	AA	5,948,270

6,250	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Baa3	6,867,000

40	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series M, 9.000%, 4/01/13 (ETM)	No Opt. Call	AAA	41,454

1,715	Sacramento, California, Special Tax Bonds, North Natomas Community Facilities District 4, Series 2003C, 5.750%, 9/01/22	3/13 at 102.00	N/R	1,759,967

175	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	Aaa	232,678

	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
1,420	5.000%, 9/01/14	No Opt. Call	Baa3	1,494,436
1,500	5.000%, 9/01/15	No Opt. Call	Baa3	1,616,130

5,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 4.250%, 8/01/15 – NPFG Insured	8/14 at 100.00	BBB	5,026,550

1,995	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/15 – NPFG Insured	No Opt. Call	BBB	2,207,448

	Sierra View Local Health Care District, California, Revenue Bonds, Refunding Series 2010:
500	3.500%, 7/01/16	No Opt. Call	A	519,270
500	3.800%, 7/01/17	No Opt. Call	A	526,870
167,117	Total California			177,043,523
	Colorado – 1.5%

2,750	Broomfield, Colorado, Sewer Activity Enterprise, Sewer and Wastewater Reclamation Revenue Bonds, Refunding Series 2012, 4.000%, 12/01/20	No Opt. Call	A2	3,133,708

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006:
1,000	5.000%, 6/01/14	No Opt. Call	A–	1,059,410
2,320	5.250%, 6/01/17	6/16 at 100.00	A–	2,602,019

1,120	Colorado State Board of Community Colleges and Occupational Education, Systemwide Revenue Bonds, Series 2010C, 4.000%, 11/01/14	No Opt. Call	Aa3	1,190,157

470	Colorado State, Building Excellent Schools Today, Certificates of Participation, Series 2011G, 4.000%, 3/15/13	No Opt. Call	Aa2	476,430

80	Colorado Water Resources and Power Development Authority, Clean Water Revolving Fund Revenue Bonds, Series 2004A, 5.000%, 9/01/23 (Pre-refunded 9/01/14)	9/14 at 100.00	Aaa	86,855

3,840	Colorado Water Resources and Power Development Authority, Clean Water Revolving Fund Revenue Bonds, Series 2004A, 5.000%, 9/01/23	9/14 at 100.00	AAA	4,140,826

15,955	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007C-2, 5.000%, 9/01/39 (Mandatory put 9/01/13) – NPFG Insured	No Opt. Call	BBB	16,404,293

4,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004C, 5.000%, 9/01/17 – NPFG Insured	No Opt. Call	BBB	4,991,715

2,550	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2006A, 5.000%, 9/01/13 – NPFG Insured (ETM)	No Opt. Call	BBB (4)	2,649,629

198	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)

$1,140	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.100%, 1/01/17	No Opt. Call	N/R	$1,193,261

10,000	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 5.800%, 6/15/25 (Pre-refunded 6/15/16) – AGM Insured	6/16 at 100.00	AA– (4)	11,867,100
45,725	Total Colorado			49,795,403
	Connecticut – 0.4%

3,735	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 1999B, 1.550%, 11/15/29 (Mandatory put 2/01/17)	No Opt. Call	AA+ (4)	3,818,515

630	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource Center of Connecticut, Inc., Series 2007, 5.200%, 8/15/17	No Opt. Call	N/R	677,729

	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
5	5.500%, 1/01/14 (Alternative Minimum Tax)	1/13 at 100.00	BBB	5,018
1,700	5.500%, 1/01/20 (Alternative Minimum Tax)	1/13 at 100.00	BBB	1,706,528

	New Britain, Connecticut, General Obligation Bonds, Series 2012:
2,670	3.000%, 3/15/16 – AGM Insured	No Opt. Call	Aa3	2,834,819
2,670	3.000%, 3/15/17 – AGM Insured	No Opt. Call	Aa3	2,857,941

	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2010A-1:
1,325	5.000%, 2/01/13	No Opt. Call	A1	1,340,211
1,915	5.000%, 2/01/14	No Opt. Call	A1	2,020,268
14,650	Total Connecticut			15,261,029
	Delaware – 0.0%

755	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center, Series 2005A, 5.000%, 6/01/14	No Opt. Call	BBB–	758,956
	District of Columbia – 0.1%

	District of Columbia, Income Tax Secured Revenue Bonds, Series 2009D:
1,100	5.000%, 12/01/16	No Opt. Call	AAA	1,295,085
1,105	5.000%, 12/01/17	No Opt. Call	AAA	1,333,580
2,205	Total District of Columbia			2,628,665
	Florida – 5.6%

	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1:
6,450	6.000%, 6/01/16	No Opt. Call	A+	7,460,780
100	5.375%, 6/01/16	No Opt. Call	A+	113,611
1,720	5.500%, 6/01/17	No Opt. Call	A+	1,987,838

	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1:
4,000	5.000%, 6/01/18	No Opt. Call	A+	4,595,560
90	5.000%, 6/01/19	No Opt. Call	A+	104,514

	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1:
5,000	5.000%, 6/01/14	No Opt. Call	A+	5,329,900
290	5.250%, 6/01/17	No Opt. Call	A+	331,992

	City of Tampa, Florida, Refunding and Capital Improvement Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Series 2012A:
250	3.000%, 9/01/14	No Opt. Call	A+	259,485
400	3.000%, 9/01/15	No Opt. Call	A+	420,968
400	4.000%, 9/01/17	No Opt. Call	A+	446,092
750	5.000%, 9/01/18	No Opt. Call	A+	880,275
590	5.000%, 9/01/19	No Opt. Call	A+	699,941
700	5.000%, 9/01/20	No Opt. Call	A+	835,912
500	5.000%, 9/01/21	No Opt. Call	A+	598,595

Nuveen Investments	199

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)

$6,000	Escambia County, Florida, Pollution Control Revenue Refunding Bonds, Gulf Power Company Project, Series 2003, 1.550%, 6/01/23 (Mandatory put 6/15/16) (Pre-refunded N/A) (Alternative Minimum Tax)	No Opt. Call	A (4)	$6,088,320

1,025	Florida Board of Education, Lottery Revenue Bonds, Series 2008B, 4.000%, 7/01/13	No Opt. Call	AAA	1,050,902

	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A:
675	5.000%, 3/01/14 – NPFG Insured	No Opt. Call	A+	712,719
6,540	5.000%, 3/01/15 (WI/DD, Settling 11/01/12)	No Opt. Call	A+	7,135,271
120	5.000%, 3/01/16 – NPFG Insured	No Opt. Call	A+	133,853
1,625	5.000%, 3/01/17 – NPFG Insured	No Opt. Call	A+	1,833,699

	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1:
10,000	5.000%, 6/01/15	No Opt. Call	A+	10,999,700
7,500	5.000%, 6/01/17	No Opt. Call	A+	8,504,175

	Florida Department of Environmental Protection, Florida Forever Revenue Bonds, Series 2007B:
4,480	5.000%, 7/01/17 – NPFG Insured	No Opt. Call	AA–	5,290,522
6,575	5.000%, 7/01/19 – NPFG Insured	7/17 at 101.00	AA–	7,692,421

10,000	Florida Hurricane Catastrophe Fund, Financial Corporation Revenue Bonds, Series 2010A, 5.000%, 7/01/15	No Opt. Call	AA	11,100,200

2,580	Florida Municipal Power Agency, Revenue Bonds, St. Lucie Project, Refunding Series 2011A, 5.000%, 10/01/20	No Opt. Call	A2	3,160,990

500	Florida Municipal Power Agency, Revenue Bonds, Stanton II Project, Series 2012A, 4.000%, 10/01/15	No Opt. Call	A1	545,125

	Florida State Board of Education, Lottery Revenue Bonds, Series 2010A:
6,155	5.000%, 7/01/15	No Opt. Call	AAA	6,885,106
2,830	5.000%, 7/01/16	No Opt. Call	AAA	3,278,668
1,190	5.000%, 7/01/17	No Opt. Call	AAA	1,416,671

8,035	Florida State Division of Bond Finance, Preservation 2000 Revenue Bonds, Department of Environmental Protection, Series 1998A, 6.000%, 7/01/13 – AGM Insured	No Opt. Call	AA–	8,340,009

3,800	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	BBB	4,593,972

250	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005A, 5.000%, 11/15/12	No Opt. Call	AA	250,453

500	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2003D, 5.875%, 11/15/29 (Pre-refunded 11/15/13)	11/13 at 100.00	N/R (4)	527,460

1,650	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Refunding Bonds, Tampa General Hospital, Series 2003A, 5.000%, 10/01/13	No Opt. Call	A3	1,711,760

1,540	Marion County School Board, Florida, Certificates of Participation, Series 2007B, 5.000%, 6/01/18 – AMBAC Insured	6/17 at 100.00	A1	1,753,305

	Miami-Dade County Industrial Development Authority, Florida, Solid Waste Revenue Bonds, Waste Management Inc. of Florida Projects 1&2, Series 2004:
3,725	3.750%, 12/01/18	No Opt. Call	BBB (4)	4,063,118
4,000	3.750%, 12/01/18	No Opt. Call	BBB (4)	4,363,080

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,515	4.000%, 4/01/15	No Opt. Call	Aa3	1,627,398
1,640	4.000%, 4/01/17	No Opt. Call	Aa3	1,821,089
1,705	5.000%, 4/01/18	No Opt. Call	Aa3	2,007,041
1,790	5.000%, 4/01/19	No Opt. Call	Aa3	2,135,989
1,880	5.000%, 4/01/20	No Opt. Call	Aa3	2,265,494

200	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)

$2,800	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.250%, 10/01/17 – AGM Insured	No Opt. Call	Aa2	$3,354,932

	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008:
1,220	5.000%, 10/01/14	No Opt. Call	A–	1,299,044
1,145	5.125%, 10/01/16	No Opt. Call	A–	1,279,824

12,035	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.000%, 10/01/20	No Opt. Call	A	13,647,088

5,075	Orlando Utilities Commission, Florida, Water and Electric Revenue Bonds, Series 1996A, 3.750%, 10/01/23 (Mandatory put 10/01/13)	No Opt. Call	AA	5,228,265

1,650	Orlando-Orange County Expressway Authority, Florida, Senior Lien Revenue Bonds, Series 1986, 7.625%, 7/01/18 – AMBAC Insured (ETM)	No Opt. Call	A (4)	2,100,731

	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Series 2004:
2,105	5.000%, 4/01/18 – NPFG Insured	4/14 at 100.00	Aa3	2,233,531
2,020	5.000%, 4/01/19 – NPFG Insured	4/14 at 100.00	Aa3	2,141,867

2,085	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001, 5.000%, 12/01/12	No Opt. Call	BBB–	2,092,360

5,000	Palm Beach County Solid Waste Authority, Florida, Refunding Revenue Bonds, Series 2011, 5.000%, 10/01/25	10/21 at 100.00	AA+	5,985,500

7,425	Port Everglades Authority, Florida, Port Facilities Revenue Bonds, Series 1986, 7.125%, 11/01/16 (ETM)	No Opt. Call	Aaa	8,331,444

2,250	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperative, Series 2007A, 5.350%, 3/15/42 (Mandatory put 5/01/18) – AMBAC Insured	No Opt. Call	A–	2,552,850

110	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	78,933

340	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	195,864

115	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	48,734

165	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.375%, 5/01/17 (5)	No Opt. Call	N/R	2

25	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT, 6.375%, 5/01/17 (5)	No Opt. Call	N/R	13,538

275	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.375%, 5/01/17	No Opt. Call	N/R	267,732

740	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2, 6.375%, 5/01/17 (5)	No Opt. Call	N/R	341,554

3,110	Volusia County School Board, Florida, Sales Tax Revenue Bonds, Series 2004, 5.250%, 10/01/16 – AGM Insured	No Opt. Call	AA–	3,444,294
170,755	Total Florida			189,992,060
	Georgia – 3.0%

3,100	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/12 – FGIC Insured	No Opt. Call	A1	3,100,000

5,900	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, First Series 2012, 1.750%, 12/01/49 (Mandatory put 6/01/17)	No Opt. Call	A	6,013,516

Nuveen Investments	201

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia (continued)

$9,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, Second Series 2012, 1.750%, 12/01/49 (Mandatory put 6/01/17)	No Opt. Call	A	$9,124,920

13,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, Series 2008, 1.400%, 11/01/48 (Mandatory put 4/01/15)	No Opt. Call	A+	13,162,500

5,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company, Fourth Series 1994, 1.200%, 10/01/32 (Mandatory put 4/01/14)	No Opt. Call	A+	5,039,300

3,700	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company, Ninth Series 1994, 1.200%, 10/01/32 (Mandatory put 4/01/14)	No Opt. Call	A+	3,729,082

3,345	Cobb County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Georgia Waste Management Project, Series 2004A, 2.000%, 4/01/33 (Mandatory put 10/01/14)	No Opt. Call	BBB	3,430,231

	Columbia County, Georgia, General Obligation Sales Tax Bonds, Series 2009:
1,295	5.000%, 4/01/15	No Opt. Call	AAA	1,438,447
1,450	5.000%, 4/01/17	No Opt. Call	AAA	1,721,034

	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series 2011A:
700	4.000%, 10/01/14	No Opt. Call	Aa3	745,948
200	2.000%, 10/01/14	No Opt. Call	Aa3	205,514
500	4.000%, 10/01/15	No Opt. Call	Aa3	546,640

1,000	Fulton County Development Authority, Georgia, Revenue Bonds, Robert W. Woodruff Arts Center, Inc. Project, Refunding Series 2009B, 5.000%, 3/15/16	No Opt. Call	A2	1,106,270

350	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1991V, 6.600%, 1/01/18 – NPFG Insured	No Opt. Call	A1	396,697

285	Georgia Municipal Electric Authority, Project One Special Obligation Bonds, Fifth Crossover Series 1998Y, 6.400%, 1/01/13 – AMBAC Insured	No Opt. Call	A+	287,870

2,105	Georgia State, General Obligation Bonds, Series 2009B, 4.000%, 1/01/21	1/19 at 100.00	AAA	2,438,706

11,440	Georgia State, General Obligation Bonds, Series 2009D, 5.000%, 5/01/20	5/19 at 100.00	AAA	14,211,111

10,000	Gwinnett County School District, Georgia, General Obligation Bonds, Sales Tax Series 2012A, 4.000%, 10/01/16	No Opt. Call	AAA	11,349,500

3,200	Henry County School District, Georgia, General Obligation Bonds, Refunding Series 2012, 2.000%, 12/01/14	No Opt. Call	AA+	3,306,240

170	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992N, 6.250%, 7/01/18 – NPFG Insured	No Opt. Call	Aa2	196,221

1,000	Municipal Electric Authority of Georgia, Combined Cycle Project Revenue Bonds, Series 2012A, 4.000%, 11/01/14	No Opt. Call	A1	1,068,800

1,000	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Refunding Subordinate Lien Series 2011A, 4.000%, 1/01/15	No Opt. Call	A+	1,069,150

7,615	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/18	No Opt. Call	A+	9,132,213

	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University Project, Refunding Series 2012C:
500	5.000%, 10/01/17	No Opt. Call	Baa2	563,280
580	5.000%, 10/01/20	No Opt. Call	Baa2	669,140

	Richmond County Board of Education, Georgia, General Obligation Bonds, Sales Tax Series 2012:
3,300	5.000%, 10/01/15	No Opt. Call	AA+	3,723,786
2,000	3.000%, 10/01/15	No Opt. Call	AA+	2,141,280
91,735	Total Georgia			99,917,396

202	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Hawaii – 1.2%

	Hawaii State, General Obligation Bonds, Refunding Series 2011EA:
$2,660	5.000%, 12/01/16	No Opt. Call	AA	$3,129,384
7,500	5.000%, 12/01/17	No Opt. Call	AA	9,051,450

15,000	Hawaii State, General Obligation Bonds, Series 2008D-K, 5.000%, 5/01/16	No Opt. Call	AA	17,302,350

6,385	Hawaii State, General Obligation Bonds, Series 2011DZ, 5.000%, 12/01/18	No Opt. Call	AA	7,890,775

	Hawaii State, Highway Revenue Bonds, Series 2011A:
300	2.000%, 1/01/13	No Opt. Call	AA+	300,906
1,000	3.000%, 1/01/14	No Opt. Call	AA+	1,031,000
405	4.000%, 1/01/15	No Opt. Call	AA+	435,825
2,145	4.000%, 1/01/16	No Opt. Call	AA+	2,374,472
35,395	Total Hawaii			41,516,162
	Illinois – 8.3%

1,240	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010, 5.000%, 11/01/20	No Opt. Call	BBB	1,417,122

1,000	Bourbonnais, Illinois, Revenue Bonds, Olivet Nazarene University, Refunding Series 2007, 5.000%, 11/01/15 – RAAI Insured	No Opt. Call	BBB	1,095,410

1,405	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/17 – FGIC Insured	No Opt. Call	A+	1,268,223

4,020	Chicago, Illinois, General Obligation Bonds, Modern Schools Across Chicago Program, Series 2007J, 5.000%, 12/01/21 – AMBAC Insured	12/16 at 100.00	Aa3	4,555,585

2,000	Community Unit School District 308, Oswego, in the Counties of Kendall, Kane, and Will, Illinois, General Obligation Bonds, Series 2004, 5.375%, 10/01/18 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	Aa2 (4)	2,193,220

7,095	Cook County, Illinois, General Obligation Bonds, Refunding Series 2009A, 5.000%, 11/15/17	No Opt. Call	AA	8,378,556

3,500	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/22	11/20 at 100.00	AA	4,196,430

3,265	Cook County, Illinois, General Obligation Bonds, Refunding Series 2011A, 5.000%, 11/15/18	No Opt. Call	AA	3,920,286

1,930	Glendale Heights, Illinois, Hospital Revenue Bonds, Glendale Heights Hospital, Series 1985B, 7.100%, 12/01/15 (ETM)	No Opt. Call	Aaa	2,136,452

1,102	Huntley, Illinois, Special Service Area 10, Special Tax Bonds, Series 2007, 4.600%, 3/01/17 – AGC Insured	No Opt. Call	AA–	1,172,550

1,095	Illinois Development Finance Authority, Revenue Bonds, Provena Health, Series 1998A, 5.750%, 5/15/14 – NPFG Insured	11/12 at 100.00	Baa1	1,100,015

1,030	Illinois Development Finance Authority, Revenue Refunding Bonds, East St. Louis Project, Series 2003, 5.000%, 11/15/12 – SYNCORA GTY Insured	No Opt. Call	BBB	1,031,689

1,175	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series 1998A, 5.000%, 3/01/30 (Mandatory put 3/01/17)	No Opt. Call	A1	1,325,118

2,500	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Series 1998B, 3.375%, 7/01/25 (Mandatory put 2/03/14)	No Opt. Call	Aa1	2,591,950

3,575	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2008C-3B, 4.375%, 11/01/38 (Mandatory put 7/01/14)	No Opt. Call	AA	3,767,478

3,000	Illinois Finance Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2012E-1, 5.000%, 11/15/42 (Mandatory put 5/01/15)	No Opt. Call	AA+	3,317,730

2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008B, 5.500%, 8/15/21	8/18 at 100.00	AA–	2,289,400

1,360	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 4.750%, 11/15/14	No Opt. Call	A	1,459,375

Nuveen Investments	203

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2005:
$1,100	5.000%, 8/15/14	No Opt. Call	AA–	$1,164,867
1,175	5.000%, 8/15/15	No Opt. Call	AA–	1,277,636
1,000	5.000%, 8/15/16 – AGC Insured	No Opt. Call	AA–	1,108,640
875	5.000%, 8/15/18	No Opt. Call	AA–	999,530
355	5.250%, 8/15/19	No Opt. Call	AA–	413,043

5,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2012A, 5.000%, 10/01/20	No Opt. Call	Aa1	6,272,800

	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B:
1,000	5.000%, 5/01/13	No Opt. Call	BBB+	1,018,380
2,510	5.000%, 5/01/25	11/16 at 100.00	BBB+	2,671,569

410	Illinois Health Facilities Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 1999, 5.500%, 8/15/19	11/12 at 100.00	BBB–	410,722

2,245	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 5.500%, 1/01/13	No Opt. Call	BBB+	2,253,172

3,000	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.250%, 2/01/16 – FGIC Insured	No Opt. Call	A+	3,418,980

2,000	Illinois State Department of Employment Security, Unemployment Insurance Fund Building Receipts Revenue Bonds, Series 2012A, 5.000%, 6/15/14	No Opt. Call	AA+	2,150,020

	Illinois State Department of Employment Security, Unemployment Insurance Fund Building Receipts Revenue Bonds, Series 2012B:
2,500	5.000%, 6/15/18	12/16 at 100.00	AA+	2,925,025
3,000	5.000%, 12/15/18	6/16 at 100.00	AA+	3,459,420
1,705	5.000%, 6/15/19	6/15 at 100.00	AA+	1,896,182
3,250	5.000%, 12/15/19	12/14 at 100.00	AA+	3,558,913

	Illinois State, General Obligation Bonds, Refunding Series 2004B:
2,435	5.000%, 3/01/13 – AMBAC Insured	No Opt. Call	A	2,473,570
2,840	5.000%, 3/01/14	No Opt. Call	A	3,003,442

	Illinois State, General Obligation Bonds, Refunding Series 2006:
70	5.000%, 1/01/13	No Opt. Call	A	70,558
820	5.000%, 1/01/14	No Opt. Call	A	861,631
165	5.000%, 1/01/15	No Opt. Call	A	179,127
3,460	5.000%, 1/01/16	No Opt. Call	A	3,851,845

	Illinois State, General Obligation Bonds, Refunding Series 2007B:
1,105	5.000%, 1/01/13	No Opt. Call	A	1,113,807
1,525	5.000%, 1/01/16	No Opt. Call	A	1,697,706
1,115	5.250%, 1/01/20	No Opt. Call	A	1,315,410

210	Illinois State, General Obligation Bonds, Refunding Series 2008, 4.250%, 4/01/16	No Opt. Call	A	230,192

	Illinois State, General Obligation Bonds, Refunding Series 2010:
6,100	5.000%, 1/01/13	No Opt. Call	A	6,148,617
2,815	5.000%, 1/01/14	No Opt. Call	A	2,957,918
1,255	5.000%, 1/01/15	No Opt. Call	A	1,362,453
1,505	5.000%, 1/01/16	No Opt. Call	A	1,675,441
5,025	5.000%, 1/01/17 – AGM Insured	No Opt. Call	AA–	5,735,987
425	5.000%, 1/01/17	No Opt. Call	A	484,394
4,960	5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA–	5,717,094
21,805	5.000%, 1/01/18	No Opt. Call	A	25,087,089
520	5.000%, 1/01/19	No Opt. Call	A	601,734

885	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/14 (ETM)	No Opt. Call	N/R (4)	934,100

	Illinois State, General Obligation Bonds, Refunding Series 2012:
7,000	5.000%, 8/01/15	No Opt. Call	A	7,733,950
8,000	5.000%, 8/01/16	No Opt. Call	A	9,050,560
5,000	5.000%, 8/01/17	No Opt. Call	A	5,764,300

204	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)

$5,000	5.000%, 8/01/18	No Opt. Call	A	$5,812,250
5,000	5.000%, 8/01/19	No Opt. Call	A	5,826,850
3,875	5.000%, 8/01/20	No Opt. Call	A	4,522,048

6,975	Illinois State, General Obligation Bonds, Series 2003A, 5.000%, 10/01/19	10/13 at 100.00	A	7,241,864

560	Illinois State, General Obligation Bonds, Series 2003, 5.000%, 6/01/19 – NPFG Insured	6/13 at 100.00	A	572,774

10	Illinois State, General Obligation Bonds, Series 2004A, 5.000%, 3/01/22	3/14 at 100.00	A	10,484

	Illinois State, General Obligation Bonds, Series 2004A:
1,840	5.000%, 3/01/16 (Pre-refunded 3/01/14) – NPFG Insured	3/14 at 100.00	A (4)	1,955,791
5	5.000%, 3/01/22 (Pre-refunded 3/01/14)	3/14 at 100.00	A2 (4)	5,315

	Illinois State, General Obligation Bonds, Series 2004:
860	5.000%, 11/01/13 – AMBAC Insured (ETM)	No Opt. Call	A (4)	900,282
915	5.000%, 9/01/14 – NPFG Insured (ETM)	No Opt. Call	A (4)	993,406

	Illinois State, General Obligation Bonds, Series 2005:
860	5.000%, 4/01/14 – AMBAC Insured	No Opt. Call	A	912,365
2,000	5.000%, 9/01/16 – AGM Insured	9/15 at 100.00	AA–	2,201,340

985	Illinois State, General Obligation Bonds, Series 2006A, 5.000%, 6/01/17	No Opt. Call	A	1,132,041

	Illinois State, General Obligation Bonds, Series 2006:
4,035	5.000%, 1/01/16	No Opt. Call	A	4,491,964
1,005	5.000%, 1/01/17	1/16 at 100.00	A	1,112,545

1,000	Illinois State, General Obligation Bonds, Series 2007A, 5.000%, 6/01/22 – AGM Insured	6/17 at 100.00	AA–	1,091,290

	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2010:
3,015	5.000%, 6/15/15	No Opt. Call	AAA	3,363,624
2,030	5.000%, 6/15/16	No Opt. Call	AAA	2,343,473

	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001:
380	5.500%, 5/01/15 – AGM Insured	No Opt. Call	AA–	421,906
1,015	5.375%, 4/01/16 – NPFG Insured	No Opt. Call	A	1,150,584

	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002:
1,165	5.500%, 8/01/13 – NPFG Insured	No Opt. Call	A	1,210,272
585	5.500%, 8/01/14 – NPFG Insured	No Opt. Call	A	633,309
620	5.500%, 8/01/15 – NPFG Insured	No Opt. Call	A	693,383
300	5.250%, 12/01/19 – AGM Insured	12/12 at 100.00	AA–	301,272

2,295	Kane County School District 129, Aurora West, Illinois, General Obligation Bonds, Series 2005B, 5.000%, 2/01/19 – FGIC Insured	2/15 at 100.00	A+	2,483,764

	Lake County Forest Preserve District, Illinois, General Obligation Bonds, Series 2007A:
875	0.610%, 12/15/13	No Opt. Call	AAA	874,816
2,000	0.710%, 12/15/16	12/14 at 100.00	AAA	1,987,020

1,900	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2009A, 0.000%, 12/01/22 – AGC Insured	12/18 at 79.62	AA–	1,216,285

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
255	5.000%, 6/01/15	No Opt. Call	A	278,304
5,115	5.000%, 6/01/16	No Opt. Call	A	5,725,066
7,260	5.000%, 6/01/17	No Opt. Call	A	8,260,065
5,115	5.000%, 6/01/18	No Opt. Call	A	5,897,493
9,585	5.000%, 6/01/19	No Opt. Call	A	11,107,290
5,185	5.250%, 6/01/20	No Opt. Call	A	6,116,848
20	5.250%, 6/01/21	No Opt. Call	A	23,606

6,225	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	AA	7,470,623

Nuveen Investments	205

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)

$6,650	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured	No Opt. Call	AA	$8,205,768
248,972	Total Illinois			278,813,793
	Indiana – 2.7%

6,010	East Chicago Elementary School Building Corporation, Lake County, Indiana, First Mortgage Bonds, Series 1996 Refunding, 6.250%, 1/05/16	No Opt. Call	A	6,364,830

695	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	BB+	743,143

	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010:
1,415	5.000%, 3/01/19	No Opt. Call	A–	1,603,676
2,115	5.000%, 3/01/20	No Opt. Call	A–	2,415,288

	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Series 2012A:
850	5.000%, 5/01/19	No Opt. Call	A+	993,693
750	5.000%, 5/01/20	No Opt. Call	A+	885,488
2,000	5.000%, 5/01/21	No Opt. Call	A+	2,370,480

12,020	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011C, 3.000%, 10/01/16	No Opt. Call	AA–	12,894,094

11,080	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-7, 4.100%, 11/15/46 (Mandatory put 11/03/16)	No Opt. Call	AA+	12,304,451

2,500	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005-A3, 1.700%, 11/01/27 (Mandatory put 9/01/14)	No Opt. Call	AA	2,553,200

3,000	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-5, 5.000%, 11/01/27 (Mandatory put 8/01/13)	No Opt. Call	AA	3,102,780

5,060	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2012A-2, 1.600%, 11/15/36 (Mandatory put 2/01/17)	No Opt. Call	AA+ (4)	5,181,086

3,500	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1993A, 0.000%, 12/01/15 – AMBAC Insured	No Opt. Call	AA+	3,388,490

4,240	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/16 – AGC Insured	No Opt. Call	AA–	4,845,345

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006:
1,150	5.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	1,311,092
1,630	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A+	2,007,247
3,690	5.500%, 1/01/20 – NPFG Insured	No Opt. Call	A+	4,560,692

4,080	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1988A Remarketed, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	BBB	4,620,274

6,290	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 2003 Remarketed, 5.700%, 7/01/17 – AMBAC Insured	No Opt. Call	Baa2	7,220,480

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
355	3.000%, 4/01/16	No Opt. Call	A3	370,311
630	4.000%, 4/01/17	No Opt. Call	A3	684,810
400	4.000%, 4/01/18	No Opt. Call	A3	437,964
550	3.000%, 4/01/19	No Opt. Call	A3	568,948

	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012:
825	3.000%, 8/01/13	No Opt. Call	N/R	830,099
840	3.000%, 2/01/14	No Opt. Call	N/R	847,106

206	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)

$855	3.000%, 8/01/14	No Opt. Call	N/R	$863,516
870	3.000%, 2/01/15	No Opt. Call	N/R	875,298
880	4.000%, 8/01/15	No Opt. Call	N/R	909,198
900	4.000%, 2/01/16	No Opt. Call	N/R	929,646
915	4.000%, 8/01/16	No Opt. Call	N/R	948,709

3,965	State of Indiana, Indiana Toll Road Commission, East-West Toll Road Revenue Bonds, 1980 Series, 9.000%, 1/01/15 (ETM)	No Opt. Call	Aaa	4,372,443
84,060	Total Indiana			92,003,877
	Iowa – 0.4%

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,150	4.000%, 1/01/18 – AGM Insured	No Opt. Call	AA–	1,289,058
1,330	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA–	1,576,050
1,380	5.000%, 1/01/20 – AGM Insured	No Opt. Call	AA–	1,646,464
1,245	5.000%, 1/01/22 – AGM Insured	1/21 at 100.00	AA–	1,470,059

	Iowa State, Special Obligation Bonds, I-Jobs Program, Series 2009A:
1,865	5.000%, 6/01/17	No Opt. Call	AA	2,214,501
3,070	5.000%, 6/01/18	No Opt. Call	AA	3,736,129

65	Muscatine, Iowa, Electric Revenue Bonds, Series 1980, 9.700%, 1/01/13 (ETM)	No Opt. Call	AAA	66,004
10,105	Total Iowa			11,998,265
	Kansas – 0.8%

	Kansas Department of Transportation, Highway Revenue Bonds, Refunding Series 2009A:
4,630	5.000%, 9/01/16	No Opt. Call	AAA	5,421,036
6,050	5.000%, 9/01/17	No Opt. Call	AAA	7,289,948

650	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 5.250%, 11/15/14	No Opt. Call	A2	703,482

	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
1,235	5.000%, 1/01/20	No Opt. Call	AA	1,477,097
1,475	5.000%, 1/01/23	1/20 at 100.00	AA	1,708,714

960	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Redevelopment Project Area B, Series 2005, 5.000%, 12/01/20	12/15 at 100.00	AA–	963,562

12,620	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB	8,465,748
27,620	Total Kansas			26,029,587
	Kentucky – 1.1%

3,750	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.000%, 6/01/18	No Opt. Call	Aa3	4,412,588

15,325	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2009B, 5.000%, 5/15/17	No Opt. Call	AA	18,124,418

3,580	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17)	No Opt. Call	A–	3,634,022

11,480	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	A+	11,749,780
34,135	Total Kentucky			37,920,808

Nuveen Investments	207

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana – 2.0%

$5,000	De Soto Parrish, Louisiana, Pollution Control Revenue Refunding Bonds, Southwestern Electric Power Company Project, Series 2010, 3.250%, 1/01/19 (Mandatory put 1/02/15)	No Opt. Call	BBB	$5,167,000

385	Louisiana Local Government Environmental Facilities and Community Development Authority, Multifamily Housing Revenue Bonds, Oakleigh Apartments, Series 2003A, 8.500%, 6/01/38 (Pre-refunded 6/01/13)	6/13 at 102.00	Aaa	409,736

1,065	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Livingston Parish North Park Project, Series 2008, 6.100%, 10/01/19	10/18 at 100.00	A+	1,274,432

2,700	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.500%, 12/15/15 (5)	No Opt. Call	N/R	1,308,177

	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004:
585	5.000%, 1/01/14 – NPFG Insured	No Opt. Call	BBB	610,354
265	5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	BBB	278,571

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2012A-1:
2,250	5.000%, 5/01/19	No Opt. Call	Aa1	2,784,510
2,500	5.000%, 5/01/20	No Opt. Call	Aa1	3,127,550
3,605	5.000%, 5/01/21	No Opt. Call	Aa1	4,549,005

16,970	Louisiana State, General Obligation Bonds, Series 2012A, 5.000%, 8/01/19	No Opt. Call	Aa2	21,167,530

7,120	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A3	8,388,286

	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2012:
2,860	5.000%, 12/01/19	No Opt. Call	A3	3,413,982
2,500	5.000%, 12/01/20	No Opt. Call	A3	2,984,500
3,600	5.000%, 12/01/21	No Opt. Call	A3	4,274,748

40	Saint Bernard Parish, Louisiana, Sales and Use Tax Revenue Bonds, Series 2004, 5.000%, 3/01/17 – AGM Insured	3/14 at 101.00	AA–	42,710

2,205	Saint Bernard Parish, Louisiana, Sales and Use Tax Revenue Bonds, Series 2004, 5.000%, 3/01/17 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 101.00	AA– (4)	2,366,362

5,745	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	6,325,934
59,395	Total Louisiana			68,473,387
	Maine – 0.1%

3,300	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004, 3.800%, 11/01/15 (Alternative Minimum Tax)	No Opt. Call	BBB	3,605,250
	Maryland – 1.9%

6,235	Baltimore County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2009, 5.000%, 8/01/18	No Opt. Call	AAA	7,711,199

2,350	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008, 4.500%, 1/01/13	No Opt. Call	BBB	2,360,693

375	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 – AMBAC Insured (ETM)	No Opt. Call	AAA	423,638

	Maryland, General Obligation Bonds, State and Local Facilities Loan, Second Series 2008:
5,000	5.000%, 7/15/16	No Opt. Call	AAA	5,835,050
5,560	5.000%, 7/15/17	No Opt. Call	AAA	6,682,175
5,130	5.000%, 7/15/18	No Opt. Call	AAA	6,337,346

13,435	Maryland, General Obligation Bonds, State and Local Facilities Loan, Third Series 2009C, 5.000%, 11/01/17	No Opt. Call	AAA	16,291,550

208	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Maryland (continued)

$5,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Refunding Series 2011A, 5.000%, 7/01/19	No Opt. Call	AAA	$6,288,500

10,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2007A, 5.000%, 5/01/16	No Opt. Call	AAA	11,581,300
53,085	Total Maryland			63,511,451
	Massachusetts – 2.0%

3,860	Massachusetts Bay Transportation Authority, General Obligation Transportation System Refunding Bonds, Series 1992B, 6.200%, 3/01/16 – NPFG Insured	No Opt. Call	AA+	4,166,059

780	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	775,905

885	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1998B, 5.200%, 12/01/13 (Alternative Minimum Tax)	12/12 at 100.00	A–	886,575

625	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, SEMass System, Series 2001A, 5.625%, 1/01/14 – NPFG Insured	1/13 at 100.00	BBB	628,313

440	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series 2012L, 5.000%, 7/01/15	No Opt. Call	AA	492,694

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Series 2009A:
2,000	5.000%, 11/15/15	No Opt. Call	AAA	2,279,900
2,075	5.000%, 11/15/16	No Opt. Call	AAA	2,451,530
1,510	5.000%, 11/15/17	No Opt. Call	AAA	1,835,767
1,000	5.000%, 11/15/18	No Opt. Call	AAA	1,247,850

10,025	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Series 2009O, 5.000%, 7/01/16	No Opt. Call	AAA	11,695,867

8,655	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.000%, 1/01/34 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	9,119,427

12,900	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002C, 5.500%, 11/01/17 – AGM Insured	No Opt. Call	AA+	15,862,356

5,000	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A, 5.000%, 12/15/13 – AGM Insured	No Opt. Call	AAA	5,265,900

	Norwood, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2009A:
2,420	4.000%, 8/15/15	No Opt. Call	AA	2,657,813
2,420	4.000%, 8/15/16	No Opt. Call	AA	2,731,938
2,420	4.000%, 8/15/17	No Opt. Call	AA	2,784,331
2,420	4.000%, 8/15/18	No Opt. Call	AA	2,834,764
59,435	Total Massachusetts			67,716,989
	Michigan – 5.0%

	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012:
875	5.000%, 10/01/15	No Opt. Call	BBB+	945,376
1,100	5.000%, 10/01/16	No Opt. Call	BBB+	1,204,984
900	5.000%, 10/01/17	No Opt. Call	BBB+	993,600
1,100	5.000%, 10/01/18	No Opt. Call	BBB+	1,222,210
1,500	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA–	1,717,320

185	Jackson Public Schools, Jackson County, Michigan, General Obligation School Building and Site Bonds, Series 2004, 5.000%, 5/01/21	5/14 at 100.00	Aa2	196,311

2,265	Jackson Public Schools, Jackson County, Michigan, General Obligation School Building and Site Bonds, Series 2004, 5.000%, 5/01/21 (Pre-refunded 5/01/14)	5/14 at 100.00	Aa2 (4)	2,425,543

Nuveen Investments	209

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)

$330	Kent Hospital Finance Authority (Michigan), Hospital Revenue Refunding Bonds (Butterworth Hospital), Series 1993A, 7.250%, 1/15/13 – NPFG Insured (ETM)	No Opt. Call	AA (4)	$332,716

	Lake Orion Community School District, Oakland County, Michigan, General Obligation Bonds, Series 2012 Refunding:
500	3.000%, 5/01/13	No Opt. Call	AA–	506,515
1,200	5.000%, 5/01/14	No Opt. Call	AA–	1,279,704
750	4.000%, 5/01/15	No Opt. Call	AA–	811,073
1,000	5.000%, 5/01/16	No Opt. Call	AA–	1,144,380
1,000	4.000%, 5/01/17	No Opt. Call	AA–	1,134,000
1,770	4.000%, 5/01/18	No Opt. Call	AA–	2,034,243

	Michigan Finance Authority, Revenue Bonds, Detroit City School District, Series 2012:
1,000	5.000%, 6/01/14	No Opt. Call	A+	1,058,760
1,700	5.000%, 6/01/15	No Opt. Call	A+	1,843,871
1,600	5.000%, 6/01/16	No Opt. Call	A+	1,774,064

	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012A:
10,000	2.000%, 7/01/13	No Opt. Call	AAA	10,119,500
10,000	5.000%, 7/01/14	No Opt. Call	AAA	10,771,100
15,000	5.000%, 7/01/15	No Opt. Call	AAA	16,800,600

	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B:
6,250	5.000%, 7/01/21	7/18 at 100.00	AAA	7,473,375
13,475	5.000%, 7/01/22	7/16 at 100.00	AAA	15,445,719

10,000	Michigan Hospital Finance Authority, Refunding and Project Revenue Bonds, Ascension Health Senior Credit Group, Series 2010F-5, 1.500%, 11/15/47 (Mandatory put 3/15/17)	No Opt. Call	AA+	10,153,500

3,155	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/17	No Opt. Call	AA+	3,768,648

14,080	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010F-1, 2.000%, 11/15/47 (Mandatory put 5/30/18)	No Opt. Call	Aa1	14,658,547

6,145	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009B, 4.375%, 10/01/19	10/18 at 100.00	AA	6,416,916

1,010	Michigan State Building Authority, Revenue Bonds, State Police Communications System Project, Series 2004, 5.375%, 10/01/15 – NPFG Insured	10/14 at 100.00	A+	1,101,809

6,210	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003I, 5.250%, 10/15/13 – AGM Insured	No Opt. Call	AA–	6,507,149

3,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2003A, 5.500%, 3/01/13 (ETM)	No Opt. Call	A2 (4)	3,052,800

6,000	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/20	11/19 at 100.00	AA+	7,344,960

1,605	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/21	5/19 at 100.00	Aa2	1,953,237

2,000	Michigan State, General Obligation Refunding Bonds, Series 2002, 5.500%, 12/01/15	No Opt. Call	Aa2	2,294,960

7,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Edison Project, Refunding Series 2008, 5.250%, 8/01/29 (Mandatory put 8/01/14)	No Opt. Call	A	7,482,650

1,000	Pinckney Community Schools, Livingston and Washtenaw Counties, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/19 – AGM Insured	5/14 at 100.00	Aa2	1,063,770

210	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)

	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, Refunding Series 2012A:
$1,000	4.000%, 5/01/19 (WI/DD, Settling 11/28/12)	No Opt. Call	Aa2	$1,153,540
1,000	5.000%, 5/01/21 (WI/DD, Settling 11/28/12)	No Opt. Call	Aa2	1,225,720

1,370	South Lyon Community Schools, Oakland, Washtenaw and Livingston Counties, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/19 – AGM Insured	5/15 at 100.00	Aa2	1,502,794

1,025	South Redford School District, Wayne County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/22 – FGIC Insured	11/14 at 100.00	Aa2	1,107,625

4,975	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011, 5.000%, 5/01/19	No Opt. Call	Aa2	5,881,147

8,150	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	A	9,374,130
152,225	Total Michigan			167,278,866
	Minnesota – 1.9%

	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A:
745	4.000%, 2/01/23	2/20 at 100.00	AA+	839,660
1,615	5.000%, 2/01/25	2/20 at 100.00	AA+	1,914,308
1,690	5.000%, 2/01/26	2/20 at 100.00	AA+	1,994,910

5,000	Minneapolis, Minnesota, General Obligation Bonds, Various Purpose Refunding Series 2009B, 4.000%, 12/01/15	No Opt. Call	AAA	5,553,000

1,903	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006A-3, 5.700%, 4/01/27	2/16 at 100.00	AA+	1,985,073

1,500	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Series 2005A, 5.000%, 1/01/18 – AMBAC Insured	1/15 at 100.00	A	1,618,665

1,250	Minnesota Higher Education Facilities Authority, St. John’s University Revenue Bonds, Series 2005-6G, 5.000%, 10/01/13	No Opt. Call	A2	1,301,525

	Minnesota State, General Obligation Bonds, State Trunk Highway Series 2009E:
4,000	4.500%, 8/01/17	No Opt. Call	AA+	4,716,480
4,000	4.500%, 8/01/18	No Opt. Call	AA+	4,824,800

5,950	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/16	No Opt. Call	AA+	6,949,481

	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A:
1,000	5.000%, 1/01/14 – AGC Insured	No Opt. Call	AA–	1,053,300
1,500	5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA–	1,643,385
5,500	5.000%, 1/01/16 – AGC Insured	No Opt. Call	AA–	6,234,690

	Tobacco Securitization Authority, Minnesota, Tobacco Settlement Revenue Bonds, Tax-Exempt Series 2011B:
5,000	5.000%, 3/01/16	No Opt. Call	A	5,601,500
3,000	5.000%, 3/01/17	No Opt. Call	A	3,420,180
4,000	5.000%, 3/01/18	No Opt. Call	A	4,612,160
3,845	5.000%, 3/01/19	No Opt. Call	A	4,460,623
3,430	5.000%, 3/01/20	No Opt. Call	A	3,984,219
54,928	Total Minnesota			62,707,959
	Mississippi – 0.1%

1,455	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/16	9/14 at 100.00	AA	1,558,742

685	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding Bonds, Southwest Regional Medical Center, Series 2003, 5.000%, 4/01/13	No Opt. Call	BBB–	691,617
2,140	Total Mississippi			2,250,359

Nuveen Investments	211

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri – 1.7%

$500	Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2006, 5.000%, 4/01/13	No Opt. Call	BBB+	$507,370

	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Shoal Creek Parkway Project, Series 2011:
225	5.000%, 6/01/21	6/16 at 100.00	N/R	235,571
2,000	5.625%, 6/01/23	6/16 at 100.00	N/R	2,085,040

	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2011B:
2,520	4.000%, 5/01/23	5/21 at 100.00	AAA	2,906,215
2,695	4.000%, 5/01/24	5/21 at 100.00	AAA	3,086,745

	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2010A:
3,595	5.000%, 1/01/17	No Opt. Call	Aaa	4,234,335
3,000	5.000%, 1/01/18	No Opt. Call	Aaa	3,637,290

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2007A, 4.875%, 2/01/19	2/17 at 100.00	BBB+	1,082,560

8,725	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 2012, 5.000%, 6/01/17	No Opt. Call	BBB+	9,917,010

	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005:
8,155	5.500%, 7/01/17 – NPFG Insured	No Opt. Call	A–	9,418,454
11,985	5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A–	14,049,536

5,020	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/14 – AGM Insured	No Opt. Call	AA–	5,319,995
49,420	Total Missouri			56,480,121
	Nebraska – 0.6%

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012:
375	4.000%, 6/15/15	No Opt. Call	AA–	407,074
500	4.000%, 6/15/16	No Opt. Call	AA–	556,780
750	4.000%, 6/15/17	No Opt. Call	AA–	850,688
600	4.000%, 6/15/18	No Opt. Call	AA–	691,806
800	5.000%, 6/15/19	No Opt. Call	AA–	980,504

	Lancaster County School District 1, Lincoln, Nebraska, General Obligation Bonds, Series 2009:
1,915	3.000%, 1/15/16	No Opt. Call	AAA	2,064,753
3,475	3.000%, 1/15/17	No Opt. Call	AAA	3,805,785
3,220	3.000%, 1/15/18	No Opt. Call	AAA	3,573,492
2,520	3.000%, 1/15/19	No Opt. Call	AAA	2,812,849

3,045	Washington County, Nebraska, Wastewater and Solid Waste Disposal Facilities Revenue Bonds, Cargill Inc. Project, Variable Rate Demand Series 2012, 1.375%, 9/01/30 (Mandatory put 9/01/15) (Alternative Minimum Tax)	No Opt. Call	A	3,045,244
17,200	Total Nebraska			18,788,975
	Nevada – 0.8%

4,515	Clark County School District, Nevada, General Obligation Refunding Bonds, Series 2002A, 5.500%, 6/15/15 (Pre-refunded 12/15/12) – AGM Insured	12/12 at 103.00	AA– (4)	4,679,798

3,000	Clark County, Nevada, General Obligation Airport Bonds, Series 2003B, 4.750%, 7/01/23 – AMBAC Insured	7/13 at 100.00	AA+	3,087,180

1,590	Clark County, Nevada, Limited Tax General Obligation Bank Bonds, Series 2006, 5.000%, 11/01/21 – AMBAC Insured	11/16 at 100.00	AA+	1,834,097

4,635	Clark County, Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Refunding Series 2011, 5.000%, 7/01/14	No Opt. Call	AA–	4,977,480

212	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nevada (continued)

$2,625	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2010F-1, 5.000%, 7/01/15	No Opt. Call	A+	$2,896,556

5,000	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/24	6/21 at 100.00	AA+	6,010,650

2,575	Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Series 2005, 5.000%, 12/01/15 – FGIC Insured	No Opt. Call	AA+	2,919,767

135	Nevada State Las Vegas Monorail Company, Nevada, Series 2012A, 5.500%, 6/30/19 (6)	No Opt. Call	N/R	97,046

40	Nevada State Las Vegas Monorail Company, Nevada, Series 2012B, 3.000%, 6/30/55 (6)	No Opt. Call	N/R	16,755
24,115	Total Nevada			26,519,329
	New Hampshire – 0.2%

5,000	New Hampshire Business Finance Authority, Pollution Control Revenue Bonds, United Illuminating Company, Series 2010A, 4.500%, 7/01/27 (Mandatory put 7/01/15) (Alternative Minimum Tax)	No Opt. Call	BBB	5,335,700
	New Jersey – 5.5%

960	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 4.750%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	BB	971,501

2,435	Camden County Improvement Authority, New Jersey, Healthcare Revenue Bonds, Cooper Health System, Series 2005B, 5.000%, 2/15/15	No Opt. Call	BBB	2,636,618

1,500	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2005A, 5.000%, 2/15/15	No Opt. Call	BBB	1,624,200

3,205	Mercer County, New Jersey, General Obligation Bonds, Series 2012, 2.000%, 2/01/16	No Opt. Call	AA+	3,346,244

	Millville, New Jersey, General Obligation Bonds, Improvement Series 2011:
140	5.000%, 11/01/13 – AGM Insured	No Opt. Call	AA–	146,308
1,000	5.000%, 11/01/16 – AGM Insured	No Opt. Call	AA–	1,155,690
1,445	5.000%, 11/01/19 – AGM Insured	No Opt. Call	AA–	1,737,627
920	5.000%, 11/01/20 – AGM Insured	No Opt. Call	AA–	1,105,481

250	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2005, 5.000%, 12/01/14 – AMBAC Insured	No Opt. Call	N/R	266,098

350	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007, 5.000%, 12/01/16 – AMBAC Insured	No Opt. Call	N/R	388,819

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
7,970	5.000%, 6/15/13 – FGIC Insured (ETM)	No Opt. Call	Aaa	8,203,202
3,915	5.375%, 6/15/14 (ETM)	No Opt. Call	Aaa	4,236,891
405	5.375%, 6/15/15 (ETM)	No Opt. Call	Aaa	457,925
820	5.375%, 6/15/15 – RAAI Insured (ETM)	No Opt. Call	Aaa	927,158
785	5.500%, 6/15/16 (WI/DD, Settling 11/01/12) (ETM)	No Opt. Call	Aaa	927,485
620	5.500%, 6/15/16 – RAAI Insured (ETM)	No Opt. Call	Aaa	732,536

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
1,765	5.750%, 6/15/29 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	1,920,814
75	5.750%, 6/15/29 (Pre-refunded 6/15/14) – AGC Insured	6/14 at 100.00	Aaa	81,621
390	5.500%, 6/15/31 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	422,854
1,350	5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	1,469,178

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
3,300	5.000%, 6/15/13	No Opt. Call	BBB+	3,392,598
3,900	5.000%, 6/15/14	No Opt. Call	BBB+	4,151,862
1,080	5.000%, 6/15/15 (WI/DD, Settling 11/01/12)	No Opt. Call	BBB+	1,182,762
3,260	5.000%, 6/15/16	No Opt. Call	BBB+	3,651,330

Nuveen Investments	213

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$2,530	5.000%, 6/15/17	No Opt. Call	BBB+	$2,867,274
7,340	5.000%, 6/15/18	No Opt. Call	BBB+	8,425,733
2,300	5.000%, 6/15/19	No Opt. Call	BBB+	2,661,008
2,690	5.000%, 6/15/20	No Opt. Call	BBB+	3,131,886
6,410	5.000%, 6/15/21	No Opt. Call	BBB+	7,463,163
475	5.000%, 6/15/22	No Opt. Call	AA–	554,482
685	4.250%, 6/15/27	6/22 at 100.00	BBB+	715,072

	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P:
2,000	5.000%, 9/01/13	No Opt. Call	A+	2,077,960
2,325	5.000%, 9/01/14	No Opt. Call	A+	2,516,208

3,710	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Series 2004A, 5.250%, 9/01/14 – AGM Insured	No Opt. Call	AA–	4,004,314

3,990	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University Issue, Series 2007A, 5.250%, 7/01/21 – NPFG Insured	No Opt. Call	AA–	4,494,895

1,500	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Series 2004A, 5.000%, 9/01/22 (Pre-refunded 9/01/13)	9/13 at 100.00	AAA	1,559,625

	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
4,060	5.000%, 7/01/18	No Opt. Call	BBB–	4,401,893
4,260	5.000%, 7/01/19	No Opt. Call	BBB–	4,610,470

1,290	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006, 5.000%, 7/01/13	No Opt. Call	A2	1,325,540

410	New Jersey Highway Authority, Senior Revenue Bonds, Garden State Parkway, Series 1989, 6.000%, 1/01/19 – NPFG Insured (ETM)	No Opt. Call	Aaa	508,449

1,145	New Jersey Housing & Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 1.250%, 10/01/13	No Opt. Call	Aa1	1,151,504

1,400	New Jersey Transit Corporation, Certificates of Participation Refunding, Series 2003, 5.500%, 10/01/14 – AGM Insured	No Opt. Call	AA–	1,519,770

5,375	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2001C, 5.750%, 12/15/12 – AGM Insured	No Opt. Call	AA–	5,411,819

5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005C, 5.250%, 6/15/15 – NPFG Insured (ETM)	No Opt. Call	Aaa	5,639,900

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D:
5,330	5.000%, 12/15/17	No Opt. Call	A+	6,344,885
9,750	5.000%, 12/15/18	No Opt. Call	A+	11,815,148

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B:
2,000	5.000%, 6/15/14	No Opt. Call	A+	2,144,940
1,500	5.000%, 6/15/15	No Opt. Call	A+	1,666,785

29	New Jersey Turnpike Authority, Revenue and Improvement Bonds, First Series 1973, 5.700%, 5/01/13 (ETM)	No Opt. Call	A3 (4)	29,793

250	New Jersey Turnpike Authority, Revenue Bonds, Series 1984, 7.000%, 1/01/14 (ETM)	No Opt. Call	AA+ (4)	256,213

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
2,185	6.500%, 1/01/16	No Opt. Call	A3	2,552,299
5	6.500%, 1/01/16 – AMBAC Insured	No Opt. Call	A3	5,841

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
1,180	6.500%, 1/01/16 (ETM)	No Opt. Call	A3 (4)	1,406,064
5	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	5,930
110	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (4)	131,074
235	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	280,021
1,230	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	1,436,763
2,335	6.500%, 1/01/16 – AGM Insured (ETM)	No Opt. Call	AA– (4)	2,537,912

214	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$1,565	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (4)	$1,700,999
95	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	103,256
945	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	1,027,121

5,900	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/19	No Opt. Call	A+	7,140,829

800	New Jersey Turnpike Authority, Revenue Refunding Bonds, First Series 1977, 6.000%, 1/01/14 (ETM)	1/13 at 100.00	AAA	817,840

1,125	Parsippany-Troy Hills Township, New Jersey, General Obligation Bonds, Refunding Series 2012, 4.000%, 7/15/20	No Opt. Call	AA	1,304,505

1,700	Passaic Valley Sewage Commissioners, New Jersey, Sewer Revenue Bonds, Series 2010G, 5.750%, 12/01/22	No Opt. Call	A2	2,111,162

	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Refunding Bonds, Series 2012Q:
4,340	3.000%, 1/01/18	No Opt. Call	A1	4,650,136
4,850	3.000%, 1/01/19	No Opt. Call	A1	5,180,867

2,840	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	2,935,935

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
4,160	5.000%, 6/01/14	No Opt. Call	A1	4,384,224
5,640	5.000%, 6/01/15	No Opt. Call	A1	6,100,901
50	5.000%, 6/01/17	No Opt. Call	A2	55,266
7,540	4.500%, 6/01/23	6/17 at 100.00	B1	7,378,192
168,429	Total New Jersey			185,682,668
	New Mexico – 0.2%

	Clayton, New Mexico, Appropriation Debt, Jail Project, Series 2006:
2,590	5.000%, 11/01/12 – CIFG Insured	No Opt. Call	BBB+	2,590,000
2,720	5.000%, 11/01/13 – CIFG Insured	No Opt. Call	BBB+	2,801,709

1,205	New Mexico Housing Authority, Multifamily Housing Revenue Bonds, Villa Del Oso Apartments, Series 2003B, 7.500%, 1/01/38 (Pre-refunded 1/01/13)	1/13 at 102.00	Aaa	1,243,452
6,515	Total New Mexico			6,635,161
	New York – 8.6%

500	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 2/01/19 – FGIC Insured	2/15 at 100.00	BBB	540,545

1,560	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A, 5.000%, 8/15/19	No Opt. Call	AA–	1,925,196

5	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A, 5.000%, 8/15/19 (ETM)	No Opt. Call	N/R (4)	6,230

1,250	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2012-1, 5.000%, 7/01/23	1/22 at 100.00	Aa2	1,537,338

1,785	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2006A, 5.000%, 7/01/13 – AMBAC Insured	No Opt. Call	A1	1,837,033

1,040	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop-South Nassau University Hospital Association, Series 2003A, 5.500%, 7/01/13	No Opt. Call	Baa1	1,075,734

12,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012A, 5.000%, 12/15/21	No Opt. Call	AAA	15,240,000

5,600	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A, 5.500%, 12/01/12 – AGM Insured (ETM)	No Opt. Call	Aa3 (4)	5,624,864

Nuveen Investments	215

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)

$5,500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding Series 2012A, 5.000%, 11/15/20	No Opt. Call	AA	$6,902,005

4,670	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/19	No Opt. Call	A	5,705,946

1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005C, 5.250%, 11/15/14	No Opt. Call	A	1,645,290

3,525	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/12	No Opt. Call	A	3,531,662

	Monroe County, New York, General Obligation Bonds, Refunding Series 2012:
1,500	5.000%, 3/01/13	No Opt. Call	A3	1,520,880
1,500	5.000%, 3/01/14	No Opt. Call	A3	1,575,225
1,000	5.000%, 3/01/15	No Opt. Call	A3	1,080,750

730	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.700%, 7/01/13	No Opt. Call	N/R	736,636

4,885	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%, 6/15/20 (Pre-refunded 12/15/14) – AMBAC Insured	12/14 at 100.00	Aa1 (4)	5,369,006

6,425	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%, 6/15/20 – AMBAC Insured	12/14 at 100.00	AAA	7,050,088

10,085	New York City, New York, General Obligation Bonds, Fiscal 2010 Series C, 5.000%, 8/01/17	No Opt. Call	AA	12,018,799

10,000	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I, 5.000%, 8/01/14	No Opt. Call	AA	10,803,700

7,200	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 1997C, 5.000%, 8/01/32 (Mandatory put 8/01/16) – NPFG Insured	No Opt. Call	BBB+	7,927,632

2,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004A, 4.750%, 5/15/32 (Mandatory put 7/01/16) – NPFG Insured	No Opt. Call	A	2,193,100

7,330	New York State Energy Research and Development Authority, Pollution Control Revenue Refunding Bonds, New York State Electric and Gas Corporation, Remarketed Series 1994C, 3.000%, 6/01/29 (Mandatory put 6/03/13)	No Opt. Call	BBB+	7,395,237

2,460	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/19 – AMBAC Insured	10/15 at 100.00	AA	2,787,647

	New York State Thruway Authority, Local Highway and Bridge Service Contract Bonds, Series 2009:
5,000	4.000%, 4/01/16	No Opt. Call	AA–	5,563,800
5,000	4.000%, 4/01/17	No Opt. Call	AA–	5,662,700
6,845	5.000%, 4/01/18	No Opt. Call	Aa3	8,254,180

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1C:
475	5.500%, 6/01/18	11/12 at 100.00	AA–	477,047
1,140	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	1,171,726
550	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–	565,175
50	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA+	51,380

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
9,170	5.500%, 6/01/19	6/13 at 100.00	AA–	9,440,790
1,875	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	1,927,181
11,245	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–	11,549,964
9,370	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	9,626,270

216	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
$670	5.500%, 6/01/18	11/12 at 100.00	AA–	$672,888
4,130	5.500%, 6/01/19	6/13 at 100.00	AA–	4,251,959
10,070	5.500%, 6/01/20	6/13 at 100.00	AA–	10,364,950
390	5.500%, 6/01/20 – FGIC Insured	6/13 at 100.00	AA	401,704
13,820	5.500%, 6/01/21	6/13 at 100.00	AA–	14,221,471
4,080	5.500%, 6/01/22	6/13 at 100.00	AA–	4,197,545

10,000	New York State Urban Development Corporation, Service Contract Revenue Bonds, Refunding Series 2010A, 5.000%, 1/01/17	No Opt. Call	AA–	11,719,900

	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009A-1:
3,105	5.000%, 12/15/16	No Opt. Call	AAA	3,659,180
1,000	5.000%, 12/15/17	No Opt. Call	AAA	1,208,630

7,145	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009C, 5.000%, 12/15/18	No Opt. Call	AAA	8,824,218

5,175	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, State Facilities and Equipment, Series 2002C-1, 5.500%, 3/15/14 (Pre-refunded 3/15/13) – FGIC Insured	3/13 at 100.00	AAA	5,277,465

120	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.700%, 7/01/13	No Opt. Call	N/R	121,091

	Tobacco Settlement Financing Corporation, New York, Asset-Backed Revenue Bonds, State Contingency Contract Secured, Series 2011B:
7,800	5.000%, 6/01/15	No Opt. Call	AA–	8,661,354
5,000	5.000%, 6/01/16	No Opt. Call	AA–	5,735,750
3,600	5.000%, 6/01/17	No Opt. Call	AA–	4,246,884
2,800	5.000%, 6/01/18	No Opt. Call	AA–	3,372,068

	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Bonds, Series 2012B:
16,120	4.000%, 11/15/20	No Opt. Call	AA–	19,059,482
18,680	4.000%, 11/15/21	No Opt. Call	AA–	22,093,957

1,815	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 4.750%, 6/01/22	6/16 at 100.00	BBB	1,823,531

105	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.700%, 7/01/13	No Opt. Call	N/R	105,954
260,395	Total New York			290,340,737
	North Carolina – 1.4%

	Fayetteville Public Works Commission, North Carolina, Revenue Bonds, Refunding Series 2009A:
3,000	5.000%, 3/01/16	No Opt. Call	AA	3,434,430
2,010	5.000%, 3/01/17	No Opt. Call	AA	2,368,443
2,075	5.000%, 3/01/18	No Opt. Call	AA	2,508,115

	Mecklenburg County Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Refunding Series 2009:
5,500	5.000%, 3/01/16	No Opt. Call	AA+	6,302,340
3,000	5.000%, 3/01/18	No Opt. Call	AA+	3,633,150

	New Hanover County, North Carolina, General Obligation Bonds, School Series 2009:
1,500	3.000%, 6/01/14	No Opt. Call	Aaa	1,564,845
1,500	3.000%, 6/01/15	No Opt. Call	Aaa	1,602,060
1,500	3.000%, 6/01/16	No Opt. Call	Aaa	1,636,200
765	3.000%, 6/01/17	No Opt. Call	Aaa	846,924

Nuveen Investments	217

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Carolina (continued)

	North Carolina Medical Care Commission, Hospital Revenue Bonds, CaroMont Health, Series 2008:
$2,665	3.000%, 2/15/15 – AGC Insured	No Opt. Call	AA–	$2,783,939
3,155	3.500%, 2/15/16 – AGC Insured	No Opt. Call	AA–	3,391,783
2,760	4.000%, 2/15/17 – AGC Insured	No Opt. Call	AA–	3,059,239

	North Carolina State, Capital Improvement Limited Obligation Bonds, Series 2009A:
1,000	5.000%, 5/01/19	No Opt. Call	AA+	1,236,860
5,195	5.000%, 5/01/20	5/19 at 100.00	AA+	6,433,904
3,040	5.000%, 5/01/21	5/19 at 100.00	AA+	3,732,938

500	University of North Carolina Board of Governors, Revenue Bonds, East Carolina University, Unlimited Student Fees, Series 2011A, 3.000%, 5/01/14	No Opt. Call	Aa2	518,770

	Wilmington, North Carolina, Limited Obligation Bonds, Refunding Series 2012:
350	2.000%, 6/01/14 – AGM Insured	No Opt. Call	AA	358,425
420	3.000%, 6/01/15 – AGM Insured	No Opt. Call	AA	445,889
855	4.000%, 6/01/17 – AGM Insured	No Opt. Call	AA	974,939
800	4.000%, 6/01/18 – AGM Insured	No Opt. Call	AA	923,000
41,590	Total North Carolina			47,756,193
	North Dakota – 0.3%

800	Fargo Public School District 1, County, North Dakota, General Obligation Bonds, Limited Tax School Building Series 2008, 4.000%, 5/01/14	No Opt. Call	Aa3	840,424

5,935	Grand Forks, North Dakota, Healthcare System Revenue Bonds, Altru Health System, Series 2007, 5.500%, 12/01/17	No Opt. Call	A–	6,837,417

1,000	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006, 5.125%, 7/01/18	7/16 at 100.00	BBB–	1,082,810

1,130	West Fargo, North Dakota, General Obligation Bonds, Refunding & Improvement Series 2012C, 3.000%, 5/01/17	No Opt. Call	Aa3	1,222,197
8,865	Total North Dakota			9,982,848
	Ohio – 3.4%

	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012:
2,000	5.000%, 11/15/21	No Opt. Call	A1	2,351,120
2,655	5.000%, 11/15/22	5/22 at 100.00	A1	3,106,801

	Akron, Ohio, Waterworks System Mortgage Revenue Improvement and Refunding Bonds, Series 2009:
2,220	5.000%, 3/01/15 – AGC Insured	No Opt. Call	Aa3	2,440,957
2,650	5.000%, 3/01/17 – AGC Insured	No Opt. Call	Aa3	3,098,009

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
5,825	5.000%, 6/01/14	No Opt. Call	A1	6,138,968
9,515	5.000%, 6/01/15	No Opt. Call	A1	10,292,566
6,620	5.000%, 6/01/16	No Opt. Call	A1	7,300,470
3,355	5.000%, 6/01/17	No Opt. Call	Baa1	3,708,349

7,865	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B	6,871,651

2,020	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA–	2,321,889

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,470	5.000%, 12/01/19	No Opt. Call	AA	1,767,087
1,540	5.000%, 12/01/20	12/19 at 100.00	AA	1,834,386
1,620	5.000%, 12/01/21	12/19 at 100.00	AA	1,904,715

218	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)

$2,175	Marysville, Union County, Ohio, General Obligation Bonds, Limited Tax Series 2011, 5.000%, 12/01/20 – AMBAC Insured	No Opt. Call	Aa3	$2,628,357

	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
730	3.000%, 10/01/15	No Opt. Call	A1	769,697
765	3.000%, 10/01/16	No Opt. Call	A1	813,501
1,100	4.000%, 10/01/17	No Opt. Call	A1	1,221,583

700	New Albany Plain Local School District, Franklin County, Ohio, General Obligation Bonds, Various Purpose Series 2012, 3.000%, 12/01/12	No Opt. Call	Aa1	701,617

5,650	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009A, 3.875%, 12/01/38 (Mandatory put 6/01/14)	No Opt. Call	Baa1	5,818,935

4,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	4,806,240

3,260	Ohio State, General Obligation Bonds, Infrastructure Improvement Series 2012A, 4.000%, 2/01/14	No Opt. Call	AA+	3,409,536

12,625	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011C, 5.000%, 9/15/20	No Opt. Call	AA+	15,871,898

	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009B:
690	5.000%, 1/01/17	No Opt. Call	Aa2	801,587
500	5.000%, 1/01/18	No Opt. Call	Aa2	591,735

125	Ohio Water Development Authority, Loan Revenue Bonds, Pure Water Development, Series 1990I, 6.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa	137,404

10,715	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 2.200%, 6/01/33 (Mandatory put 6/01/16)	No Opt. Call	BBB–	10,716,393

4,540	Ohio, State Appropriation Lease Bonds, Mental Health Capital Facilities, Refunding Series 2012A, 5.000%, 6/01/17 – NPFG Insured	No Opt. Call	AA	5,320,154

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
2,145	5.000%, 12/01/15	No Opt. Call	N/R	2,280,800
2,265	5.000%, 12/01/16	No Opt. Call	N/R	2,419,835

2,230	University of Toledo, Ohio, General Receipts Bonds, Series 2009, 4.000%, 6/01/18	No Opt. Call	A+	2,486,339

1,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.100%, 7/01/17 (Alternative Minimum Tax) (5)	No Opt. Call	N/R	140,230
104,570	Total Ohio			114,072,809
	Oklahoma – 1.5%

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
1,395	4.000%, 9/01/18	No Opt. Call	A+	1,571,202
1,410	4.000%, 9/01/19	No Opt. Call	A+	1,584,262
2,685	4.500%, 9/01/20	No Opt. Call	A+	3,110,519

4,845	Cleveland County Public Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2010, 4.000%, 6/01/14	No Opt. Call	A+	5,094,227

	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Midwest City-Del City Public Schools Project, Series 2012:
750	2.000%, 3/01/14	No Opt. Call	A+	763,290
5,000	3.000%, 3/01/17	No Opt. Call	A+	5,338,850
2,820	4.000%, 3/01/18	No Opt. Call	A+	3,176,307

Nuveen Investments	219

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)

$3,715	Tulsa (Oklahoma), Industrial Authority, Revenue and Refunding Bonds (The University of Tulsa), Series 1996A, 6.000%, 10/01/16 – NPFG Insured	No Opt. Call	A2	$4,109,347

	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2009A:
1,000	4.000%, 6/01/15	No Opt. Call	A3	1,058,610
1,200	4.500%, 6/01/16	6/15 at 100.00	A3	1,280,088

10,570	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1997B, 7.050%, 6/01/17 – NPFG Insured (ETM)	No Opt. Call	A3 (4)	12,050,751

7,400	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2011, 5.000%, 9/01/19	No Opt. Call	AA–	8,978,568

1,250	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2012, 4.000%, 9/01/22	No Opt. Call	AA–	1,390,850
44,040	Total Oklahoma			49,506,871
	Oregon – 0.1%

1,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/22	5/19 at 100.00	AAA	1,195,540

2,000	Tri-County Metropolitan Transportation District, Oregon, Capital Grant Receipt Revenue Bonds, Series 2011A, 5.000%, 10/01/18	No Opt. Call	A1	2,434,720
3,000	Total Oregon			3,630,260
	Pennsylvania – 6.3%

	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A:
785	4.300%, 2/15/13	No Opt. Call	Baa3	787,975
1,480	4.375%, 2/15/14	No Opt. Call	Baa3	1,503,606

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Jefferson Regional Medical Center, Series 2006B:
1,800	5.000%, 5/01/13	No Opt. Call	Baa2	1,822,644
1,865	5.000%, 5/01/14	No Opt. Call	Baa2	1,923,748
1,985	5.000%, 5/01/15	No Opt. Call	Baa2	2,086,295
1,620	5.000%, 5/01/16	No Opt. Call	Baa2	1,722,076
1,285	5.000%, 5/01/18	5/16 at 100.00	Baa2	1,346,680

5,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	Aa3	5,918,450

	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Refunding Series 2011:
6,550	5.000%, 12/01/17 – AGM Insured	No Opt. Call	AA–	7,635,466
4,400	5.000%, 12/01/18 – AGM Insured	No Opt. Call	AA–	5,220,072

1,900	Berks County, Pennsylvania, General Obligation Bonds, Series 2008, 5.000%, 11/15/21	11/18 at 100.00	Aa1	2,298,544

1,010	Central Dauphin School District, Dauphin County, Pennsylvania, General Obligation Bonds, Series 2006, 5.250%, 2/01/14 – NPFG Insured (ETM)	No Opt. Call	AA (4)	1,073,085

1,120	Centre County, Pennsylvania, General Obligation Bonds, Series 2012A, 3.000%, 7/01/19	No Opt. Call	AA	1,226,568

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Refunding Series 2005A:
440	5.000%, 12/01/15 – RAAI Insured	No Opt. Call	BBB+	474,382
20	4.250%, 12/01/17 – RAAI Insured	12/15 at 100.00	BBB+	20,876
210	5.000%, 12/01/19 – RAAI Insured	12/15 at 100.00	BBB+	221,256
75	5.000%, 12/01/21 – RAAI Insured	12/15 at 100.00	BBB+	78,012

220	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Series 2003A:
$1,870	4.750%, 12/01/19 – RAAI Insured	12/12 at 100.00	BBB+	$1,872,375
50	5.000%, 12/01/26 – RAAI Insured	12/12 at 100.00	BBB+	50,032

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2010:
1,000	4.000%, 12/01/16	No Opt. Call	A+	1,121,480
500	5.000%, 12/01/18	No Opt. Call	A+	605,745

1,375	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.100%, 7/01/13 (Mandatory put 1/01/13)	1/13 at 100.00	Ba1	1,380,610

1,000	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.125%, 12/15/20	12/14 at 100.00	N/R	1,020,790

3,400	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Refunding Series 2004, 5.000%, 11/15/18	11/13 at 100.00	BB+	3,425,602

2,700	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.500%, 12/15/19	No Opt. Call	N/R	2,816,586

2,165	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009, 5.000%, 7/01/17	No Opt. Call	A–	2,414,581

1,080	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 4.000%, 5/01/19	No Opt. Call	A	1,184,922

1,015	Pennsylvania Convention Center Authority, Revenue Bonds, Series 1989A, 6.700%, 9/01/16 – FGIC Insured (ETM)	No Opt. Call	AA+ (4)	1,158,998

	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A:
2,350	5.000%, 10/15/13	No Opt. Call	BBB+	2,426,305
3,050	5.250%, 10/15/14	No Opt. Call	BBB+	3,242,730
3,275	5.250%, 10/15/15	No Opt. Call	BBB+	3,579,346

800	Pennsylvania Economic Development Financing Authority, Senior Lien Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994A, 6.500%, 1/01/13 (Alternative Minimum Tax) (5)	11/12 at 100.00	D	507,976

10,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2011, 2.625%, 7/01/41 (Mandatory put 7/01/14)	No Opt. Call	BBB	10,158,700

4,690	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012A, 5.000%, 7/01/19	No Opt. Call	Aaa	5,857,435

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B:
5,450	5.000%, 7/01/21	1/18 at 100.00	Aaa	6,501,033
19,950	5.000%, 1/01/22 (WI/DD, Settling 11/01/12)	7/17 at 100.00	Aaa	23,491,524
8,335	5.000%, 7/01/22	7/16 at 100.00	Aaa	9,573,581
15,750	5.000%, 1/01/23	1/16 at 100.00	Aaa	17,763,953
13,270	5.000%, 7/01/23	7/15 at 100.00	Aaa	14,759,823

725	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 2.000%, 11/01/41 (Mandatory put 4/30/13)	1/13 at 100.00	A–	725,363

1,775	Pennsylvania State Public School Building Authority, Lease Revenue Bonds, Philadelphia School District Project, Series 2006A, 4.500%, 6/01/15 – AGM Insured	No Opt. Call	AA	1,919,379

	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009B:
2,725	4.000%, 6/01/13	No Opt. Call	A–	2,779,773
4,000	5.000%, 6/01/14	No Opt. Call	A–	4,270,600
4,000	5.000%, 6/01/15	No Opt. Call	A–	4,417,800
4,000	5.000%, 6/01/16	No Opt. Call	A–	4,553,560

Nuveen Investments	221

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)

$16,005	Pennsylvania, General Obligation Bonds, Refunding 3rd Series 2004, 5.375%, 7/01/16 – NPFG Insured	No Opt. Call	AA+	$18,801,074

3,170	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	BBB (4)	3,922,780

10,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Refunding Series 2010C, 5.000%, 9/01/16	No Opt. Call	AA	11,332,900

	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2011D:
1,795	5.000%, 9/01/17	No Opt. Call	AA	2,060,786
1,525	5.000%, 9/01/18	No Opt. Call	AA	1,758,874

	Pittsburgh Water and Sewerage Authority, Pennsylvania, Water and Sewerage System Revenue Refunding Bonds, Series 1986:
1,139	7.250%, 9/01/14 – FGIC Insured (ETM)	No Opt. Call	Aaa	1,231,965
620	6.000%, 9/01/16 – FGIC Insured (ETM)	No Opt. Call	Aaa	717,439

1,250	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 4.625%, 8/01/17	No Opt. Call	BBB+	1,354,688

2,500	University of Pittsburgh of the Commonwealth System of Higher Education, Pennsylvania, University Capital Project Bonds, Series 2009B, 5.500%, 9/15/21	3/19 at 100.00	Aa1	3,130,700
189,849	Total Pennsylvania			213,251,543
	Puerto Rico – 0.6%

7,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ, 5.250%, 7/01/24	7/20 at 100.00	BBB+	7,484,190

12,500	Puerto Rico Government Development Bank, Adjustable Refunding Bonds, Variable Rate Demand Obligations, Series 1985, 4.750%, 12/01/15 – NPFG Insured	12/12 at 101.00	BBB	12,665,250
19,500	Total Puerto Rico			20,149,440
	Rhode Island – 0.1%

2,000	Rhode Island Industrial Facilities Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004A, 4.625%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	BBB (4)	2,201,760

2,745	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	11/12 at 100.00	Baa1	2,799,790
4,745	Total Rhode Island			5,001,550
	South Carolina – 1.0%

	Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Refunding Series 2012:
1,500	3.500%, 2/01/20	No Opt. Call	Aa1	1,717,755
1,000	4.500%, 2/01/21	No Opt. Call	Aa1	1,222,060

6,010	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/19	12/14 at 100.00	AA–	6,553,725

7,125	Georgetown County, South Carolina, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2002A, 5.700%, 4/01/14	No Opt. Call	BBB	7,582,853

	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Building Equity Sooner Series 2012:
3,365	5.000%, 12/01/21 (WI/DD, Settling 11/07/12)	No Opt. Call	AA	4,192,353
4,910	5.000%, 12/01/22 (WI/DD, Settling 11/07/12)	No Opt. Call	AA	6,148,597

510	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 5.500%, 11/01/13	No Opt. Call	AA–	532,996

1,410	McCormick County, South Carolina, Hospital Facilities Revenue Refunding and Improvement Bonds, McCormick Health Care Center Project, Series 2006, 8.000%, 3/01/21 (ETM)	No Opt. Call	N/R (4)	1,890,147

222	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)

$555	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A, 6.000%, 8/01/13	No Opt. Call	BBB+	$577,222

1,575	South Carolina JOBS Economic Development Authority, Revenue Bonds, Waste Management of South Carolina, Inc. Project, Series 2008, 2.875%, 2/01/15	No Opt. Call	BBB	1,614,281

1,000	South Carolina JOBS-Economic Development Authority, Residential Care Facilities First Mortgage Revenue Bonds, South Carolina Episcopal Home at Still Hopes, Series 2004A, 6.000%, 5/15/17	11/12 at 100.00	N/R	1,001,280
28,960	Total South Carolina			33,033,269
	South Dakota – 0.1%

	Deadwood, South Dakota, Certificates of Participation, Refunding Series 2012:
1,580	3.000%, 11/01/17	No Opt. Call	A	1,652,522
770	3.000%, 11/01/18	No Opt. Call	A	806,660

2,485	Heartland Consumers Power District, South Dakota, Electric System Revenue Bonds, Series 1977, 6.375%, 1/01/16 (ETM)	No Opt. Call	AAA	2,737,625
4,835	Total South Dakota			5,196,807
	Tennessee – 1.3%

	First Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2012A:
200	2.000%, 12/01/12	No Opt. Call	AA+	200,282
425	2.000%, 12/01/13	No Opt. Call	AA+	432,625
425	2.000%, 12/01/14	No Opt. Call	AA+	438,366
225	2.000%, 12/01/15	No Opt. Call	AA+	234,326
225	2.000%, 12/01/16	No Opt. Call	AA+	236,113
475	2.000%, 12/01/17	No Opt. Call	AA+	499,306
710	4.000%, 12/01/20	No Opt. Call	AA+	836,771
740	4.000%, 12/01/21	No Opt. Call	AA+	872,860

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
525	5.000%, 7/01/13	No Opt. Call	BBB+	538,503
695	5.000%, 7/01/14	No Opt. Call	BBB+	734,226

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
1,335	3.000%, 11/01/17	No Opt. Call	BBB+	1,391,163
250	3.000%, 11/01/18	No Opt. Call	BBB+	259,543
1,070	4.000%, 11/01/19	No Opt. Call	BBB+	1,173,276
810	4.000%, 11/01/20	No Opt. Call	BBB+	885,800
500	4.000%, 11/01/21	No Opt. Call	BBB+	542,385
1,030	5.000%, 11/01/22	11/21 at 100.00	BBB+	1,185,293

	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue Bonds, Subordinate Lien Refunding Series 2012:
1,050	5.000%, 7/01/16	No Opt. Call	A+	1,212,330
2,570	5.000%, 7/01/21	No Opt. Call	A+	3,188,702
1,320	5.000%, 7/01/22	No Opt. Call	A+	1,652,627

	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Baptist Memorial Healthcare, Series 2004A:
2,000	5.000%, 9/01/15	No Opt. Call	AA	2,235,320
5,000	5.000%, 9/01/16	No Opt. Call	AA	5,739,650
2,500	5.000%, 9/01/18	No Opt. Call	AA	2,983,525

7,530	Tennessee State, General Obligation Bonds, Series 2009A, 5.000%, 5/01/17	No Opt. Call	Aaa	8,992,175

1,000	Tennessee State, General Obligation Bonds, Series 2009A, 5.000%, 5/01/19 (Pre-refunded 5/01/17)	5/17 at 100.00	Aaa	1,194,330

Nuveen Investments	223

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee (continued)

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
$4,175	5.000%, 9/01/13	No Opt. Call	A	$4,308,517
250	5.000%, 9/01/14	No Opt. Call	A	264,813
200	5.250%, 9/01/18	No Opt. Call	A	228,282

1,395	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%, 2/01/17	No Opt. Call	A–	1,518,416
38,630	Total Tennessee			43,979,525
	Texas – 6.9%

2,235	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A, 5.250%, 1/01/13 – SYNCORA GTY Insured	No Opt. Call	BB+	2,248,745

8,077	BB&T Municipal Trust Pool, Series 2011, 1.120%, 9/01/14	No Opt. Call	N/R	8,075,499

3,000	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	3,173,010

7,095	Board of Regents of the Texas Tech University System, Revenue Financing System Refunding and Improvement Bonds, Fourteenth Series 2012A, 2.000%, 8/15/13	No Opt. Call	AA	7,193,550

	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2012A:
5,000	4.000%, 8/15/14	No Opt. Call	AAA	5,328,700
20,350	5.000%, 8/15/23	No Opt. Call	AAA	26,274,849

4,000	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC, Series 2003A, 6.750%, 4/01/38 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	CC	3,496,800

	Canadian River Municipal Water Authority, Texas, Contract Revenue Bonds, Conjunctive Use Groundwater Supply Project, Subordinate Lien Series 2011:
1,000	5.000%, 2/15/15	No Opt. Call	AA	1,096,930
1,000	5.000%, 2/15/16	No Opt. Call	AA	1,135,560

	City of Houston, Texas, Sewer System Revenue Bonds, Series 1984:
745	9.375%, 10/01/13 – NPFG Insured (ETM)	4/13 at 100.00	Aaa	792,844
30	9.375%, 10/01/13 – NPFG Insured (ETM)	4/13 at 100.00	Aaa	31,927

	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Refunding Series 2007:
5,100	5.000%, 10/01/13 – AMBAC Insured	No Opt. Call	AAA	5,324,808
6,825	5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA	7,737,639

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B:
2,525	5.000%, 11/01/20	No Opt. Call	A+	3,090,373
5,000	5.000%, 11/01/21	11/20 at 100.00	A+	6,053,650

5,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Methodist Hospital System, Series 2009B, 5.000%, 12/01/41 (Mandatory put 6/01/13)	No Opt. Call	AA	5,131,550

6,000	Harris County, Texas, General Obligation Bonds, Refunding Road Series 2009A, 5.250%, 10/01/18	No Opt. Call	AAA	7,494,660

1,750	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2012D, 5.000%, 11/15/21	No Opt. Call	AA	2,216,708

11,520	Houston, Texas, General Obligation Bonds, Public Improvement Refunding Series 2009A, 5.000%, 3/01/20	3/19 at 100.00	AA	14,079,629

2,000	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Refunding Series 2011A, 5.000%, 9/01/14	No Opt. Call	A2	2,151,860

224	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)

	Houston, Texas, Senior Lien Airport System Revenue Bonds, Refunding Series 2009A:
$1,360	5.000%, 7/01/15	No Opt. Call	AA–	$1,505,248
1,110	5.000%, 7/01/16	No Opt. Call	AA–	1,268,586

2,250	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011B, 5.000%, 7/01/20	No Opt. Call	A+	2,719,508

	Lubbock Health Facilities Development Corporation, Texas, Revenue Bonds, St. Joseph Health System, Refunding Series 2008B:
3,030	5.000%, 7/01/18	No Opt. Call	AA–	3,531,404
3,000	5.000%, 7/01/20	No Opt. Call	AA–	3,492,900

5,660	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2006, 3.750%, 12/01/18 (Mandatory put 5/01/15)	No Opt. Call	BBB	6,031,975

2,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2008, 6.000%, 8/01/20 (Mandatory put 8/01/13)	No Opt. Call	BBB	2,080,480

	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
1,670	5.000%, 8/15/19	No Opt. Call	AA	1,999,174
2,785	5.000%, 8/15/21	No Opt. Call	AA	3,359,518
2,000	5.000%, 8/15/22	No Opt. Call	AA	2,416,640
5,480	5.000%, 8/15/23	8/22 at 100.00	AA	6,567,013

10,050	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008H, 5.000%, 1/01/42 (Pre-refunded 1/01/13)	1/13 at 100.00	A2 (4)	10,129,194

7,625	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/24	9/21 at 100.00	AA	9,260,639

10,000	San Antonio Independent School District, Bexar County, Texas, General Obligation Bonds, Series 2005, 5.000%, 8/15/21	8/15 at 100.00	AAA	11,216,200

4,255	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AA+ (4)	4,659,991

15,000	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, Series 2012, 5.000%, 2/01/21	No Opt. Call	AA+	18,908,100

8,420	Texas A&M University, Financing System Revenue Bonds, Series 2008, 5.000%, 5/15/15	No Opt. Call	Aaa	9,388,974

6,520	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2007, 5.000%, 4/01/16	No Opt. Call	AAA	7,503,086

2,250	Texas State, Public Financing Authority, General Obligation Bonds, Series 2009A, 5.000%, 10/01/17	No Opt. Call	Aaa	2,714,963

	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011:
1,000	2.000%, 8/15/13	No Opt. Call	A	1,007,150
2,000	3.000%, 8/15/14	No Opt. Call	A	2,059,260
2,565	3.000%, 8/15/15	No Opt. Call	A	2,664,958
2,640	3.000%, 8/15/16	No Opt. Call	A	2,756,978
2,720	3.000%, 8/15/17	No Opt. Call	A	2,848,411
203,642	Total Texas			232,219,641
	Utah – 0.2%

	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
500	5.000%, 9/01/14	No Opt. Call	A–	537,870
550	5.000%, 9/01/15	No Opt. Call	A–	611,710
875	5.000%, 9/01/16	No Opt. Call	A–	999,478
500	5.000%, 9/01/17	No Opt. Call	A–	583,625
500	5.000%, 9/01/18	No Opt. Call	A–	591,100
625	5.000%, 9/01/19	No Opt. Call	A–	745,856
1,000	5.000%, 9/01/20	No Opt. Call	A–	1,198,920
2,030	5.000%, 9/01/21	No Opt. Call	A–	2,440,994
6,580	Total Utah			7,709,553

Nuveen Investments	225

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virgin Islands – 0.5%

	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B:
$2,500	5.000%, 10/01/14	No Opt. Call	BBB+	$2,648,550
4,455	5.000%, 10/01/15	No Opt. Call	BBB+	4,830,690
4,375	5.000%, 10/01/16	No Opt. Call	BBB+	4,837,744
4,000	5.000%, 10/01/17	No Opt. Call	BBB+	4,486,840
15,330	Total Virgin Islands			16,803,824
	Virginia – 0.5%

	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006:
400	4.000%, 9/01/13	No Opt. Call	BBB	410,288
400	4.000%, 9/01/14	No Opt. Call	BBB	419,572
400	4.125%, 9/01/15	No Opt. Call	BBB	429,568

2,090	Caroline County Industrial Development Authority, Virginia, Public Facility Lease Revenue Bond, Anticipation Notes, Series 2011, 4.000%, 8/01/16	2/13 at 100.00	N/R	2,098,276

1,000	Hanover County, Virginia, General Obligation Bonds, Refunding & Public Improvement Series 2009, 5.000%, 7/15/19	No Opt. Call	AAA	1,252,160

	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Series 2008c:
3,750	5.375%, 11/01/35 (Mandatory put 12/02/13)	No Opt. Call	A–	3,913,313
2,500	1.500%, 11/01/35 (Mandatory put 12/01/14)	11/14 at 100.00	A–	2,518,400

3,250	Peninsula Ports Authority, Virginia, Residential Care Facilities Revenue Bonds, Virginia Baptist Homes, Series 2003A, 7.375%, 12/01/32 (Pre-refunded 12/01/13)	12/13 at 100.00	AA+ (4)	3,498,690

1,750	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.100%, 7/01/18 – RAAI Insured	1/13 at 100.00	N/R	1,753,780
15,540	Total Virginia			16,294,047
	Washington – 1.6%

4,090	Seattle, Washington, Municipal Light and Power Revenue Bonds, Refunding & Improvement Series 2010B, 5.000%, 2/01/17	No Opt. Call	Aa2	4,818,552

3,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	3,321,150

10,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012B, 4.000%, 10/01/42 (Mandatory put 10/01/21)	No Opt. Call	AA	10,943,400

10,525	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Refunding Series 2012B, 5.000%, 10/01/42 (Mandatory put 10/01/21)	No Opt. Call	AA	12,551,273

10,380	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, 2010 Series 2009B, 5.000%, 8/01/15	No Opt. Call	AA+	11,669,923

8,715	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008B, 5.000%, 7/01/19	7/18 at 100.00	AA+	10,606,591

1,725	Washington, General Obligation Bonds, Series 1990A, 6.750%, 2/01/15	No Opt. Call	AA+	1,844,474
48,435	Total Washington			55,755,363
	West Virginia – 0.4%

2,000	West Virginia Economic Development Authority, Pollution Control Revenue Bonds, Appalachian Power Company – Amos Project, Series 2008, 4.850%, 5/01/19 (Mandatory put 9/04/13)	No Opt. Call	BBB	2,055,220

5,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 2.250%, 1/01/41 (Mandatory put 9/01/16)	No Opt. Call	BBB	5,045,850

226	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	West Virginia (continued)

$7,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Ohio Power Company – Amos Project, Series 2010A, 3.125%, 3/01/43 (Mandatory put 4/01/15)	No Opt. Call	Baa1	$7,241,850

530	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail and Corrections Facility, Series 1998A, 5.375%, 7/01/18 – AMBAC Insured	No Opt. Call	N/R	593,218
14,530	Total West Virginia			14,936,138
	Wisconsin – 1.7%

4,070	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2009B, 4.750%, 8/15/25 (Mandatory put 8/15/14)	No Opt. Call	A	4,290,146

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010B:
5,000	5.000%, 7/15/17	No Opt. Call	A	5,716,700
5,000	5.000%, 7/15/18	No Opt. Call	A	5,790,850
5,680	5.000%, 7/15/19	No Opt. Call	A	6,607,828

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hospital Sisters Services, Inc., Refunding Series 2012B:
500	4.000%, 8/15/17	No Opt. Call	AA–	564,060
1,055	5.000%, 8/15/18	No Opt. Call	AA–	1,257,687

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A:
400	5.000%, 2/15/13	No Opt. Call	A–	404,824
450	5.000%, 2/15/14	No Opt. Call	A–	471,785
500	5.000%, 2/15/15	No Opt. Call	A–	540,105

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Medical College of Wisconsin, Inc., Series 2010:
1,475	5.000%, 12/01/16	No Opt. Call	A+	1,643,548
1,555	5.000%, 12/01/17	No Opt. Call	A+	1,764,008
1,635	5.000%, 12/01/18	No Opt. Call	A+	1,878,043
1,710	5.000%, 12/01/19	No Opt. Call	A+	1,972,707

10,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A2	10,600,800

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C:
425	2.500%, 8/15/13	No Opt. Call	A+	431,936
500	5.000%, 8/15/16	No Opt. Call	A+	563,580
750	5.000%, 8/15/18	No Opt. Call	A+	877,988
1,380	5.000%, 8/15/21	No Opt. Call	A+	1,623,736

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:
4,000	5.000%, 8/15/14	No Opt. Call	A–	4,256,360
2,000	5.250%, 8/15/18	8/16 at 100.00	A–	2,223,220

480	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.000%, 8/15/13	No Opt. Call	A–	494,880

2,110	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.250%, 5/01/20	5/19 at 100.00	AA–	2,571,288
50,675	Total Wisconsin			56,546,079
$2,860,697	Total Long-Term Investments (cost $3,034,464,720) – 94.5%			3,184,082,043
	SHORT-TERM INVESTMENTS – 3.8%

	Connecticut – 0.6%

4,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Choate Rosemary Hall, Variable Rate Demand Obligations, Series 2008D, 0.210%, 7/01/37 (7)	2/13 at 100.00	VMIG-1	4,250,000

Nuveen Investments	227

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Connecticut (continued)

$7,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U2, 0.180%, 7/01/33 (7)	1/13 at 100.00	A-1+	$7,000,000

7,730	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Trust 2862, 0.230%, 7/01/15 (7)	No Opt. Call	A-1	7,730,000
18,980	Total Connecticut			18,980,000
	Georgia – 0.5%

5,000	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2253, 0.250%, 4/01/15 – AGM Insured (7)	No Opt. Call	VMIG-1	5,000,000

11,965	Georgia, General Obligation Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 1881, 0.240%, 4/01/27 (7)	4/17 at 100.00	VMIG-1	11,965,000
16,965	Total Georgia			16,965,000
	Iowa – 0.3%

11,200	Iowa State, Special Obligation Bonds, I-Jobs Program, Variable Rate Demand Obligations, Tender Option Bond Trust 13B-A, 0.230%, 6/01/25 (7)	No Opt. Call	A-1	11,200,000
	Maine – 0.2%

6,665	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bowdoin College, Variable Rate Demand Obligations, Tender Option Bond Trust 2009-5B, 0.230%, 7/01/39 (7)	7/19 at 100.00	VMIG-1	6,665,000
	Massachusetts – 0.3%

10,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Variable Rate Demand Obligations, Tender Option Bond Trust 3529, 0.220%, 11/15/16 (7)	No Opt. Call	A-1	10,000,000
	Michigan – 0.0%

40	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Variable Rate Demand Obligations, Tender Option Bonds Trust DCL-045, 0.500%, 5/01/30 (7)	No Opt. Call	A-2	40,000
	Missouri – 0.2%

8,485	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Variable Rate Demand Obligations, Tender Option Bond Trust DCL-017, 0.730%, 7/01/22 (7)	No Opt. Call	A-2	8,485,000
	Oregon – 0.2%

5,880	Eugene, Oregon, Electric Utility Revenue Bonds, Variable Rate Demand Obligations, Series 2003A, 0.220%, 8/01/22 – AGM Insured (7)	8/13 at 100.00	A-1	5,880,000
	South Carolina – 0.2%

7,440	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Refunding Building Equity Sooner, Variable Rate Demand Obligations, Tender Option Bond Trust 2056, 0.240%, 12/01/20 – AGC Insured (7)	No Opt. Call	VMIG-1	7,440,000
	Tennessee – 0.2%

8,675	Chattanooga, Tennessee, Electric System Enterprise Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 08-29, 0.210%, 3/01/16 (7)	No Opt. Call	A-1	8,675,000
	Virginia – 0.5%

5,000	Virginia Resources Authority, Clean Water State Revolving Fund Revenue Bonds, Series 2008, Variable Rate Demand Obligations, Trust 2917, 0.210%, 10/01/28 (7)	10/18 at 100.00	A-1	5,000,000

5,000	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Loan Bond Program, Variable Rate Demand Obligations, Tender Option Bond Trust 3999, 0.220%, 11/01/19 (7)	No Opt. Call	A-1	5,000,000

228	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virginia (continued)

$6,005	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2876, 0.220%, 6/01/13 (7)	No Opt. Call	F-1	$6,005,000
16,005	Total Virginia			16,005,000
	Washington – 0.6%

4,480	Bellingham, Washington, Water and Sewer Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 11981X, 0.260%, 8/01/19 (7)	No Opt. Call	VMIG-2	4,480,000

15,000	Central Puget Sound Regional Transit Authority, Washington, Sales and Use Tax Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2007-1C, 0.220%, 11/01/32 – AGM Insured (7)	11/17 at 100.00	VMIG-1	15,000,000
19,480	Total Washington			19,480,000
$129,815	Total Short-Term Investments (cost $129,815,000)			129,815,000
	Total Investments (cost $3,164,279,720) – 98.3%			3,313,897,043
	Other Assets Less Liabilities – 1.7%			56,598,406
	Net Assets – 100%			$3,370,495,449

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	229

Statement of Assets and Liabilities (Unaudited)

October 31, 2012

	All-American	High Yield	Inflation Protected	Intermediate Duration	Limited Term
Assets
Investments, at value (cost $2,565,547,109, $7,716,332,688, $44,320,622, $3,548,322,241 and $3,164,279,720, respectively)	$2,819,830,146	$8,292,868,941	$45,919,683	$3,823,162,374	$3,313,897,043
Cash	18,827,877	—	1,050,122	13,810,536	12,716,446
Unrealized appreciation on credit default swaps	—	256,751	—	—	—
Unrealized appreciation on forward swaps, net	—	2,159,028	329,934	—	—
Credit default swaps premiums paid	—	1,125,000	—	—	—
Receivables:
Interest	40,817,874	176,775,082	476,159	53,992,628	41,116,099
Investments sold	13,623,289	61,141,197	85,470	21,957,381	6,874,253
Shares sold	12,780,843	48,145,855	522,035	7,661,213	23,297,178
Other assets	211,163	920,919	135	354,123	147,525
Total assets	2,906,091,192	8,583,392,773	48,383,538	3,920,938,255	3,398,048,544
Liabilities
Cash overdraft	—	10,399,502	—	—	—
Floating rate obligations	19,795,000	174,085,000	—	—	—
Payables:
Dividends	3,485,711	13,476,404	24,712	4,238,442	1,929,784
Investments purchased	18,809,370	5,009,877	1,776,050	12,610,718	15,343,383
Shares redeemed	7,888,819	21,867,689	20,985	5,296,927	7,820,916
Accrued expenses:
Management fees	1,016,700	3,508,609	5,202	1,497,706	1,033,201
Trustees fees	79,059	367,392	268	370,554	164,854
12b-1 distribution and service fees	480,569	1,549,117	7,887	183,582	538,905
Other	885,325	1,579,769	6,544	913,476	722,052
Total liabilities	52,440,553	231,843,359	1,841,648	25,111,405	27,553,095
Net assets	$2,853,650,639	$8,351,549,414	$46,541,890	$3,895,826,850	$3,370,495,449
Class A Shares
Net assets	$1,144,112,901	$2,957,679,355	$20,039,147	$473,095,432	$1,286,613,746
Shares outstanding	97,692,364	173,788,601	1,765,920	50,515,073	114,305,714
Net asset value per share	$11.71	$17.02	$11.35	$9.37	$11.26
Offering price per share (net asset value per share plus maximum sales charge of 4.20%, 4.20%, 3.00%, 3.00% and 2.50%, respectively, of offering price)	$12.22	$17.77	$11.70	$9.66	$11.55
Class B Shares
Net assets	$5,874,603	$29,362,248	N/A	$2,421,887	N/A
Shares outstanding	500,722	1,727,347	N/A	257,818	N/A
Net asset value and offering price per share	$11.73	$17.00	N/A	$9.39	N/A
Class C Shares
Net assets	$452,437,436	$1,634,924,209	$8,119,881	$148,039,342	$697,231,492
Shares outstanding	38,617,033	96,170,089	716,243	15,763,524	62,180,928
Net asset value and offering price per share	$11.72	$17.00	$11.34	$9.39	$11.21
Class I Shares
Net assets	$1,251,225,699	$3,729,583,602	$18,382,862	$3,272,270,189	$1,386,650,211
Shares outstanding	106,459,088	219,182,700	1,618,733	348,524,619	123,846,354
Net asset value and offering price per share	$11.75	$17.02	$11.36	$9.39	$11.20
Net assets consist of:
Capital paid-in	$2,641,615,605	$9,082,444,162	$44,704,640	$3,629,900,060	$3,243,218,461
Undistributed (Over-distribution of) net investment income	3,159,065	5,837,508	(38,779)	8,387,637	(600,829)
Accumulated net realized gain (loss)	(45,407,068)	(1,315,684,288)	(52,966)	(17,300,980)	(21,739,506)
Net unrealized appreciation (depreciation)	254,283,037	578,952,032	1,928,995	274,840,133	149,617,323
Net assets	$2,853,650,639	$8,351,549,414	$46,541,890	$3,895,826,850	$3,370,495,449
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01

N/A	– Inflation Protected and Limited Term are not authorized to issue Class B Shares.

See accompanying notes to financial statements.

230	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended October 31, 2012

	All-American	High Yield	Inflation Protected	Intermediate Duration	Limited Term
Investment Income	$65,034,610	$263,103,885	$494,992	$77,444,677	$45,872,432
Expenses
Management fees	5,725,928	18,975,332	73,820	7,984,688	5,868,477
12b-1 service fees – Class A	1,066,092	2,712,148	13,124	462,375	1,203,191
12b-1 distribution and service fees – Class B	35,408	154,316	N/A	12,829	N/A
12b-1 distribution and service fees – Class C	1,534,053	5,735,770	19,959	531,042	1,854,573
Shareholder servicing agent fees and expenses	631,317	1,763,630	6,484	963,025	892,935
Interest expense	56,193	1,174,130	—	—	—
Custodian’s fees and expenses	197,408	531,156	12,965	297,855	231,499
Trustees fees and expenses	36,863	105,901	428	55,839	45,182
Professional fees	56,952	1,207,670	12,220	136,700	104,109
Shareholder reporting expenses	154,314	324,594	4,494	172,511	148,499
Federal and state registration fees	304,676	400,852	31,833	106,859	153,783
Other expenses	25,344	71,347	1,724	43,323	41,535
Total expenses before custodian fee credit and expense reimbursement	9,824,548	33,156,846	177,051	10,767,046	10,543,783
Custodian fee credit	(19,080)	(37,393)	(773)	(17,427)	(21,784)
Expense reimbursement	—	—	(54,288)	—	—
Net expenses	9,805,468	33,119,453	121,990	10,749,619	10,521,999
Net investment income (loss)	55,229,142	229,984,432	373,002	66,695,058	35,350,433
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,661,308	(11,616,192)	17,796	801,767	(2,065,140)
Swaps	—	(85,534,939)	(116,000)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	76,371,844	387,181,923	786,439	47,788,099	19,264,744
Swaps	—	72,553,402	406,532	—	—
Net realized and unrealized gain (loss)	81,033,152	362,584,194	1,094,767	48,589,866	17,199,604
Net increase (decrease) in net assets from operations	$136,262,294	$592,568,626	$1,467,769	$115,284,924	$52,550,037

N/A	– Inflation Protected and Limited Term are not authorized to issue Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	231

Statement of Changes in Net Assets (Unaudited)

	All-American		High-Yield
	Six Months Ended 10/31/12	Year Ended 4/30/12	Six Months Ended 10/31/12	Year Ended 4/30/12
Operations
Net investment income (loss)	$55,229,142	$38,821,606	$229,984,432	$380,137,142
Net realized gain (loss) from:
Investments	4,661,308	3,757,562	(11,616,192)	(37,198,264)
Swaps	—	—	(85,534,939)	(25,104,832)
Change in net unrealized appreciation (depreciation) of:
Investments	76,371,844	77,163,841	387,181,923	796,774,447
Swaps	—	—	72,553,402	(56,488,314)
Net increase (decrease) in net assets from operations	136,262,294	119,743,009	592,568,626	1,058,120,179
Distributions to Shareholders
From net investment income:
Class A	(22,306,176)	(22,289,347)	(81,927,418)	(137,207,041)
Class B	(129,452)	(199,319)	(867,618)	(2,584,434)
Class C	(7,492,523)	(9,249,471)	(42,199,421)	(76,509,172)
Class I	(26,149,624)	(8,042,102)	(100,615,648)	(154,226,585)
Decrease in net assets from distributions to shareholders	(56,077,775)	(39,780,239)	(225,610,105)	(370,527,232)
Fund Share Transactions
Fund reorganization	—	1,423,036,439	—	—
Proceeds from sale of shares	463,804,562	483,473,350	2,259,713,750	2,582,827,293
Proceeds from shares issued to shareholders due to reinvestment of distributions	37,533,320	25,569,376	151,230,173	244,603,528
	501,337,882	1,932,079,165	2,410,943,923	2,827,430,821
Cost of shares redeemed	(188,136,055)	(168,996,481)	(886,631,383)	(1,573,830,218)
Net increase (decrease) in net assets from Fund share transactions	313,201,827	1,763,082,684	1,524,312,540	1,253,600,603
Net increase (decrease) in net assets	393,386,346	1,843,045,454	1,891,271,061	1,941,193,550
Net assets at the beginning of period	2,460,264,293	617,218,839	6,460,278,353	4,519,084,803
Net assets at the end of period	$2,853,650,639	$2,460,264,293	$8,351,549,414	$6,460,278,353
Undistributed (Over-distribution of) net investment income at the end of period	$3,159,065	$4,007,698	$5,837,508	$1,463,181

See accompanying notes to financial statements.

232	Nuveen Investments

Statement of Changes in Net Assets (Unaudited) (continued)

	Inflation Protected
	Six Months Ended 10/31/12	Year Ended 4/30/12
Operations
Net investment income (loss)	$373,002	$283,150
Net realized gain (loss) from:
Investments	17,796	37,913
Swaps	(116,000)	7,500
Change in net unrealized appreciation (depreciation) of:
Investments	786,439	689,981
Swaps	406,532	(126,616)
Net increase (decrease) in net assets from operations	1,467,769	891,928
Distributions to Shareholders
From net investment income:
Class A	(175,828)	(131,224)
Class B	N/A	N/A
Class C	(56,939)	(62,818)
Class I	(184,629)	(95,759)
Decrease in net assets from distributions to shareholders	(417,396)	(289,801)
Fund Share Transactions
Fund reorganization	—	—
Proceeds from sale of shares	31,212,440	13,656,522
Proceeds from shares issued to shareholders due to reinvestment of distributions	278,069	77,945
	31,490,509	13,734,467
Cost of shares redeemed	(4,250,278)	(1,340,279)
Net increase (decrease) in net assets from Fund share transactions	27,240,231	12,394,188
Net increase (decrease) in net assets	28,290,604	12,996,315
Net assets at the beginning of period	18,251,286	5,254,971
Net assets at the end of period	$46,541,890	$18,251,286
Undistributed (Over-distribution of) net investment income at the end of period	$(38,779)	$5,615

N/A	– Inflation Protected is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	233

	Intermediate Duration		Limited Term
	Six Months Ended 10/31/12	Year Ended 4/30/12	Six Months Ended 10/31/12	Year Ended 4/30/12
Operations
Net investment income (loss)	$66,695,058	$109,271,453	$35,350,433	$68,110,688
Net realized gain (loss) from:
Investments	801,767	(7,763,209)	(2,065,140)	(6,476,130)
Swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	47,788,099	126,995,860	19,264,744	81,520,207
Swaps	—	—	—	—
Net increase (decrease) in net assets from operations	115,284,924	228,504,104	52,550,037	143,154,765
Distributions to Shareholders
From net investment income:
Class A	(7,825,770)	(15,014,228)	(13,505,955)	(26,080,802)
Class B	(36,151)	(122,549)	N/A	N/A
Class C	(2,028,934)	(3,937,448)	(6,353,806)	(13,122,169)
Class I	(56,978,745)	(92,588,588)	(15,750,063)	(26,502,771)
Decrease in net assets from distributions to shareholders	(66,869,600)	(111,662,813)	(35,609,824)	(65,705,742)
Fund Share Transactions
Fund reorganization	—	781,206,829	—	—
Proceeds from sale of shares	414,156,099	573,100,813	753,477,497	1,295,654,768
Proceeds from shares issued to shareholders due to reinvestment of distributions	43,719,990	80,429,039	23,345,150	39,275,909
	457,876,089	1,434,736,681	776,822,647	1,334,930,677
Cost of shares redeemed	(237,824,169)	(426,491,995)	(374,990,744)	(793,001,408)
Net increase (decrease) in net assets from Fund share transactions	220,051,920	1,008,244,686	401,831,903	541,929,269
Net increase (decrease) in net assets	268,467,244	1,125,085,977	418,772,116	619,378,292
Net assets at the beginning of period	3,627,359,606	2,502,273,629	2,951,723,333	2,332,345,041
Net assets at the end of period	$3,895,826,850	$3,627,359,606	$3,370,495,449	$2,951,723,333
Undistributed (Over-distribution of) net investment income at the end of period	$8,387,637	$8,562,179	$(600,829)	$(341,438)

N/A –	Limited Term is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

234	Nuveen Investments

Financial Highlights

235	Nuveen Investments

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

ALL-AMERICAN

Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (10/88)
2013(f)	$11.36	$.24	$.35	$.59	$(.24)	$—	$(.24)	$11.71	5.27%
2012	10.24	.54	1.13	1.67	(.55)	—	(.55)	11.36	16.68
2011	10.63	.56	(.40)	.16	(.55)	—	(.55)	10.24	1.53
2010	9.54	.56	1.06	1.62	(.53)	—	(.53)	10.63	17.36
2009	10.50	.53	(1.00)	(.47)	(.49)	—	(.49)	9.54	(4.41)
2008	10.92	.48	(.44)	.04	(.46)	—	(.46)	10.50	.41
Class B (2/97)
2013(f)	11.38	.20	.35	.55	(.20)	—	(.20)	11.73	4.89
2012	10.27	.46	1.12	1.58	(.47)	—	(.47)	11.38	15.70
2011	10.66	.48	(.39)	.09	(.48)	—	(.48)	10.27	.79
2010	9.57	.49	1.06	1.55	(.46)	—	(.46)	10.66	16.49
2009	10.53	.46	(1.01)	(.55)	(.41)	—	(.41)	9.57	(5.14)
2008	10.94	.39	(.42)	(.03)	(.38)	—	(.38)	10.53	(.28)
Class C (6/93)
2013(f)	11.37	.21	.35	.56	(.21)	—	(.21)	11.72	5.00
2012	10.24	.48	1.14	1.62	(.49)	—	(.49)	11.37	16.14
2011	10.63	.50	(.39)	.11	(.50)	—	(.50)	10.24	.99
2010	9.55	.50	1.06	1.56	(.48)	—	(.48)	10.63	16.62
2009	10.50	.48	(1.00)	(.52)	(.43)	—	(.43)	9.55	(4.88)
2008	10.92	.42	(.44)	(.02)	(.40)	—	(.40)	10.50	(.17)
Class I (2/97)
2013(f)	11.40	.25	.36	.61	(.26)	—	(.26)	11.75	5.36
2012	10.28	.55	1.14	1.69	(.57)	—	(.57)	11.40	16.71
2011	10.67	.58	(.39)	.19	(.58)	—	(.58)	10.28	1.84
2010	9.58	.58	1.07	1.65	(.56)	—	(.56)	10.67	17.52
2009	10.54	.55	(1.00)	(.45)	(.51)	—	(.51)	9.58	(4.22)
2008	10.96	.50	(.44)	.06	(.48)	—	(.48)	10.54	.58

236	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(e)

Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$1,144,113	.73	%*	.73	%*	4.12	%*	8%
969,745	.78		.77		4.98		18
350,778	.78		.78		5.34		26
352,666	.80		.80		5.46		33
303,949	.83		.80		5.48		31
315,885	.91		.80		4.43		29

5,875	1.48	*	1.48	*	3.39	*	8
8,408	1.54		1.53		4.29		18
5,273	1.53		1.53		4.56		26
9,706	1.55		1.55		4.73		33
12,342	1.57		1.54		4.70		31
17,624	1.66		1.55		3.66		29

452,437	1.28	*	1.28	*	3.56	*	8
361,364	1.33		1.32		4.43		18
167,535	1.33		1.33		4.78		26
151,025	1.34		1.34		4.91		33
108,149	1.38		1.35		4.95		31
100,333	1.46		1.35		3.89		29

1,251,226	.53	*	.53	*	4.33	*	8
1,120,747	.56		.55		5.13		18
93,633	.58		.58		5.53		26
39,683	.59		.59		5.64		33
12,027	.63		.60		5.67		31
11,541	.71		.60		4.64		29

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the six months ended October 31, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	237

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

HIGH YIELD
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (6/99)
2013(g)	$16.17	$.52	$.84	$1.36	$(.51)	$—	$(.51)	$17.02	8.50%
2012	14.22	1.09	1.92	3.01	(1.06)	—	(1.06)	16.17	21.93
2011	15.53	1.08	(1.33)	(.25)	(1.06)	—	(1.06)	14.22	(1.78)
2010	12.73	1.06	2.83	3.89	(1.09)	—	(1.09)	15.53	31.50
2009	19.26	1.13	(6.52)	(5.39)	(1.14)	—	(1.14)	12.73	(28.45)
2008	22.77	1.12	(3.55)	(2.43)	(1.08)	—	(1.08)	19.26	(10.97)
Class B (6/99)
2013(g)	16.16	.46	.83	1.29	(.45)	—	(.45)	17.00	8.05
2012	14.21	.98	1.92	2.90	(.95)	—	(.95)	16.16	21.07
2011	15.51	.97	(1.33)	(.36)	(.94)	—	(.94)	14.21	(2.46)
2010	12.72	.95	2.83	3.78	(.99)	—	(.99)	15.51	30.40
2009	19.24	1.01	(6.51)	(5.50)	(1.02)	—	(1.02)	12.72	(28.99)
2008	22.75	.96	(3.55)	(2.59)	(.92)	—	(.92)	19.24	(11.63)
Class C (6/99)
2013(g)	16.16	.47	.84	1.31	(.47)	—	(.47)	17.00	8.15
2012	14.21	1.01	1.93	2.94	(.99)	—	(.99)	16.16	21.31
2011	15.51	.99	(1.32)	(.33)	(.97)	—	(.97)	14.21	(2.33)
2010	12.73	.98	2.82	3.80	(1.02)	—	(1.02)	15.51	30.73
2009	19.25	1.04	(6.50)	(5.46)	(1.06)	—	(1.06)	12.73	(28.87)
2008	22.76	1.00	(3.55)	(2.55)	(.96)	—	(.96)	19.25	(11.44)
Class I (6/99)
2013(g)	16.17	.53	.85	1.38	(.53)	—	(.53)	17.02	8.60
2012	14.22	1.12	1.92	3.04	(1.09)	—	(1.09)	16.17	22.17
2011	15.52	1.10	(1.31)	(.21)	(1.09)	—	(1.09)	14.22	(1.52)
2010	12.73	1.09	2.82	3.91	(1.12)	—	(1.12)	15.52	31.66
2009	19.26	1.16	(6.51)	(5.35)	(1.18)	—	(1.18)	12.73	(28.33)
2008	22.78	1.16	(3.56)	(2.40)	(1.12)	—	(1.12)	19.26	(10.82)

238	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(f)
Ending Net Assets (000)	Expenses Including Interest(d)(e)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$2,957,679	.84	%*	.83	%*	6.15	%*	3%
2,382,456	.85		.83		7.18		16
1,700,469	.88		.85		7.12		31
2,158,475	.89		.86		7.27		11
1,352,846	.97		.88		7.20		50
1,959,271	1.08		.83		5.27		27

29,362	1.59	*	1.58	*	5.44	*	3
35,000	1.61		1.59		6.49		16
47,700	1.63		1.60		6.38		31
73,920	1.64		1.61		6.58		11
73,287	1.72		1.63		6.41		50
139,377	1.83		1.59		4.53		27

1,634,924	1.39	*	1.38	*	5.61	*	3
1,376,916	1.40		1.38		6.64		16
1,059,268	1.43		1.40		6.59		31
1,166,535	1.44		1.41		6.71		11
656,599	1.52		1.43		6.63		50
1,071,895	1.63		1.39		4.73		27

3,729,584	.64	*	.63	*	6.36	*	3
2,665,906	.65		.63		7.38		16
1,711,647	.68		.65		7.32		31
1,498,640	.69		.66		7.43		11
655,390	.77		.68		7.38		50
914,424	.89		.64		5.49		27

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Footnote 8 – Borrowing Arrangements.
(e)	Each Ratio of Expenses Including Interest to Average Net Assets includes the effect of the interest expense and fees paid on Fund borrowings for each share class as follows:

Ratios of Borrowings Expense to Average Net Assets
Year Ended April 30:
2013(g)	.01	%*
2012	.01
2011	.01
2010	.01
2009	.01
2008	.06

(f)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(g)	For the six months ended October 31, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	239

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INFLATION PROTECTED
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (3/11)
2013(h)	$11.01	$.13	$.36	$.49	$(.15)	$—	$(.15)	$11.35	4.51%
2012	10.36	.33	.66	.99	(.34)	—	(.34)	11.01	9.74
2011(g)	10.00	.04	.34	.38	(.02)	—	(.02)	10.36	3.82
Class C (3/11)
2013(h)	11.00	.10	.36	.46	(.12)	—	(.12)	11.34	4.24
2012	10.36	.27	.66	.93	(.29)	—	(.29)	11.00	9.07
2011(g)	10.00	.03	.35	.38	(.02)	—	(.02)	10.36	3.78
Class I (3/11)
2013(h)	11.01	.15	.36	.51	(.16)	—	(.16)	11.36	4.69
2012	10.37	.35	.65	1.00	(.36)	—	(.36)	11.01	9.82
2011(g)	10.00	.05	.34	.39	(.02)	—	(.02)	10.37	3.93

240	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement(d)						Ratios to Average Net Assets After Reimbursement(d)(e)
Ending Net Assets (000)	Expenses Including Interest(f)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Expenses Including Interest(f)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$20,039	1.12	%*	1.12	%*	2.03	%*	.77	%*	.77	%*	2.37	%*	12%
7,339	1.46		1.46		2.44		.78		.78		3.13		14
1,801	4.87	*	4.87	*	(1.27	)*	.78	*	.78	*	2.83	*	6

8,120	1.66	*	1.66	*	1.46	*	1.32	*	1.32	*	1.80	*	12
4,209	2.03		2.03		1.87		1.33		1.33		2.57		14
1,727	5.44	*	5.44	*	(1.82	)*	1.33	*	1.33	*	2.28	*	6

18,383	.92	*	.92	*	2.25	*	.57	*	.57	*	2.60	*	12
6,704	1.22		1.22		2.64		.58		.58		3.28		14
1,728	4.69	*	4.69	*	(1.07	)*	.58	*	.58	*	3.03	*	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	After expense reimbursement from the Adviser, where applicable.
(f)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(g)	For the period March 8, 2011 (commencement of operations) through April 30, 2011.
(h)	For the six months ended October 31, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	241

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INTERMEDIATE DURATION
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (6/95)
2013(f)	$9.25	$.16	$.12	$.28	$(.16)	$—	$(.16)	$9.37	3.04%
2012	8.84	.34	.42	.76	(.35)	—	(.35)	9.25	8.68
2011	8.98	.34	(.14)	.20	(.34)	—	(.34)	8.84	2.21
2010	8.54	.35	.43	.78	(.34)	—	(.34)	8.98	9.24
2009	8.78	.34	(.24)	.10	(.34)	—	(.34)	8.54	1.22
2008	8.97	.33	(.16)	.17	(.34)	(.02)	(.36)	8.78	1.90
Class B (2/97)
2013(f)	9.27	.12	.13	.25	(.13)	—	(.13)	9.39	2.67
2012	8.87	.27	.41	.68	(.28)	—	(.28)	9.27	7.75
2011	9.01	.27	(.14)	.13	(.27)	—	(.27)	8.87	1.46
2010	8.57	.28	.43	.71	(.27)	—	(.27)	9.01	8.40
2009	8.81	.28	(.25)	.03	(.27)	—	(.27)	8.57	.43
2008	9.00	.27	(.17)	.10	(.27)	(.02)	(.29)	8.81	1.13
Class C (6/95)
2013(f)	9.27	.13	.13	.26	(.14)	—	(.14)	9.39	2.77
2012	8.87	.29	.41	.70	(.30)	—	(.30)	9.27	7.96
2011	9.01	.29	(.14)	.15	(.29)	—	(.29)	8.87	1.66
2010	8.57	.30	.43	.73	(.29)	—	(.29)	9.01	8.62
2009	8.80	.30	(.24)	.06	(.29)	—	(.29)	8.57	.76
2008	9.00	.29	(.18)	.11	(.29)	(.02)	(.31)	8.80	1.22
Class I (11/76)
2013(f)	9.27	.17	.12	.29	(.17)	—	(.17)	9.39	3.13
2012	8.86	.36	.41	.77	(.36)	—	(.36)	9.27	8.87
2011	9.00	.36	(.15)	.21	(.35)	—	(.35)	8.86	2.41
2010	8.56	.36	.43	.79	(.35)	—	(.35)	9.00	9.41
2009	8.79	.36	(.24)	.12	(.35)	—	(.35)	8.56	1.51
2008	8.99	.35	(.18)	.17	(.35)	(.02)	(.37)	8.79	1.99

242	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)
Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$473,095	.71	%*	.71	%*	3.36	%*	8%
450,036	.72		.72		3.70		10
373,176	.74		.74		3.82		6
374,528	.75		.75		3.91		5
324,071	.76		.76		4.03		6
292,750	.75		.75		3.77		23

2,422	1.46	*	1.46	*	2.62	*	8
3,102	1.47		1.47		2.95		10
5,283	1.49		1.49		3.05		6
11,040	1.50		1.50		3.16		5
14,204	1.51		1.51		3.26		6
17,745	1.50		1.50		3.01		23

148,039	1.26	*	1.26	*	2.81	*	8
134,478	1.27		1.27		3.14		10
110,310	1.29		1.29		3.27		6
100,047	1.30		1.30		3.35		5
71,165	1.31		1.31		3.48		6
56,741	1.30		1.30		3.22		23

3,272,270	.51	*	.51	*	3.56	*	8
3,039,743	.52		.52		3.91		10
2,013,504	.54		.54		4.02		6
2,044,122	.55		.55		4.11		5
1,916,368	.56		.56		4.21		6
2,128,272	.55		.55		3.96		23

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. The Fund has a contractural expense reimbursement agreement with the Adviser, but did not receive an expense reimbursement during the periods presented herein.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	For the six months ended October 31, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	243

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

LIMITED TERM
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (10/87)
2013(f)	$11.20	$.13	$.06	$.19	$(.13)	$—	$(.13)	$11.26	1.68%
2012	10.85	.29	.34	.63	(.28)	—	(.28)	11.20	5.88
2011	10.85	.30	(.01)	.29	(.29)	—	(.29)	10.85	2.68
2010	10.60	.32	.28	.60	(.35)	—	(.35)	10.85	5.73
2009	10.63	.38	(.03)	.35	(.38)	—	(.38)	10.60	3.38
2008	10.60	.38	.03	.41	(.38)	—	(.38)	10.63	3.95
Class C (12/95)
2013(f)	11.15	.11	.06	.17	(.11)	—	(.11)	11.21	1.50
2012	10.81	.25	.34	.59	(.25)	—	(.25)	11.15	5.45
2011	10.82	.26	(.02)	.24	(.25)	—	(.25)	10.81	2.26
2010	10.57	.28	.28	.56	(.31)	—	(.31)	10.82	5.39
2009	10.60	.34	(.03)	.31	(.34)	—	(.34)	10.57	3.04
2008	10.57	.34	.04	.38	(.35)	—	(.35)	10.60	3.61
Class I (2/97)
2013(f)	11.13	.14	.07	.21	(.14)	—	(.14)	11.20	1.86
2012	10.79	.31	.33	.64	(.30)	—	(.30)	11.13	6.00
2011	10.79	.32	(.01)	.31	(.31)	—	(.31)	10.79	2.87
2010	10.54	.34	.28	.62	(.37)	—	(.37)	10.79	5.94
2009	10.57	.40	(.03)	.37	(.40)	—	(.40)	10.54	3.59
2008	10.54	.40	.04	.44	(.41)	—	(.41)	10.57	4.21

244	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(e)
Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$1,286,614	.67	%*	.67	%*	2.21	%*	7%
1,113,802	.66		.66		2.63		12
953,517	.68		.68		2.72		13
1,001,241	.71		.71		2.98		10
615,646	.72		.72		3.59		11
487,491	.72		.72		3.57		12

697,231	1.02	*	1.02	*	1.87	*	7
641,602	1.01		1.01		2.29		12
566,098	1.03		1.03		2.37		13
509,512	1.06		1.06		2.63		10
282,951	1.07		1.07		3.24		11
219,228	1.07		1.07		3.22		12

1,386,650	.47	*	.47	*	2.41	*	7
1,196,319	.46		.46		2.83		12
812,730	.48		.48		2.92		13
694,430	.51		.51		3.16		10
332,373	.52		.52		3.78		11
117,193	.52		.52		3.77		12

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the six months ended October 31, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	245

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Municipal Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen High Yield Municipal Bond Fund (”High Yield”), Nuveen Inflation Protected Municipal Bond Fund (“Inflation Protected”), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen Limited Term Municipal Bond Fund (“Limited Term”) (each a “Fund” and collectively, the “Funds”), as diversified funds (non-diversified for Inflation Protected), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds, with the exception of High Yield and Inflation Protected, were each organized as a series of predecessor trusts or corporations prior to that date.

All-American’s, Intermediate Duration’s and Limited Term’s investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from regular federal personal income tax. Each Fund may invest without limit in securities that generate income subject to the alternative minimum tax. All American will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years. Intermediate Duration generally intends to maintain a weighted average portfolio duration within a defined range, currently between 4.5 and seven years. Limited Term generally invests in bonds with short- to intermediate-term maturities. Limited Term will attempt to maintain the weighted average maturity of its portfolio securities at three to seven years under normal market conditions. Each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

High Yield’s investment objective is to provide high current income exempt from regular federal income taxes. Capital appreciation is a secondary objective when consistent with the Fund’s primary objective. Under normal market conditions, the Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax. The Fund is a long-term bond fund and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years. The Fund invests significantly in lower-quality long-term municipal bonds and may employ effective leverage through investments in inverse floaters. Under normal market conditions, the Fund invests at least 65% of its net assets in medium- to low-quality bonds rated BBB/Baa or lower by at least one independent rating agency, or if unrated, judged by the Sub-Adviser to be of comparable quality. Below investment grade municipal bonds are commonly referred to as “high yield” or “junk” bonds. The Fund may invest up to 10% of its net assets in defaulted municipal bonds (i.e., bonds on which the issuer has not paid principal or interest on time). The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). The Fund may invest in inverse floating rate securities that create effective leverage of up to 30% of the Fund’s total investment exposure.

Inflation Protected’s investment objective is to provide after-tax total return, protected from inflation, through a combination of federally tax-exempt income and inflation-linked investments. Under normal market conditions, the Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax. The Fund generally invests in intermediate and long-term bonds with a duration of between two and ten years, and generally intends to maintain the weighted average duration of its municipal bond portfolio within a defined intermediate-term range (currently, between four and seven years) over time. The Fund invests at least 80% of its net assets in investment grade quality municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency or, if unrated, judged by the Sub-Adviser to be of comparable quality. The Fund may invest up to 20% of its net assets in below-investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are

246	Nuveen Investments

generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of municipal bonds, other fixed income securities and swap contracts are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2012, All-American, High Yield, Inflation Protected, Intermediate Duration and Limited Term had outstanding when-issued/delayed delivery purchase commitments of $18,809,370, $4,908,500, $1,592,889, $12,585,051 and $15,205,340, respectively.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for

Nuveen Investments	247

Notes to Financial Statements (Unaudited) (continued)

examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% (.35% for Limited Term) annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

During the six months ended October 31, 2012, each Fund, except for Inflation Protected and Limited Term, invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

248	Nuveen Investments

At October 31, 2012, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	All-American	High Yield	Intermediate Duration
Maximum exposure to Recourse Trusts	$83,005,000	$1,670,393,000	$11,250,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the six months ended October 31, 2012, were as follows:

	All-American	High Yield
Average floating rate obligations outstanding	$19,403,696	$170,312,772
Average annual interest rate and fees	0.57%	0.70%

Swap Contracts

Each Fund is authorized to enter into swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Forward Swaps

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increase or decrease. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps (,net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.”

Each Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from swaps.” Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the six months ended October 31, 2012, High Yield entered into forward interest rate swap contracts to reduce the duration of its portfolio. Inflation Protected entered into forward interest rate swap contracts to hedge its municipal bond interest rate risk. Inflation Protected pays a fixed rate of interest and receives a variable rate payment indexed to the Consumer Price Index, such that if inflation rises, the swap benefits, and if inflation decreases, the swap value is reduced. The average notional amount of forward interest rate swap contracts outstanding during the six months ended October 31, 2012, was as follows:

	High Yield	Inflation Protected
Average notional amount of forward interest rate swap contracts outstanding*	$141,000,000	$28,316,667
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Credit Default Swaps

Each Fund is subject to credit risk in the normal course of pursuing its investment objectives. A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and recognized with the daily change in the market value of the contract as a component of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities and is recorded as a realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain. Payments received or

Nuveen Investments	249

Notes to Financial Statements (Unaudited) (continued)

made at the beginning of the measurement period are recognized as a component of “Credit default swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss. Changes in the value of a credit default swap during the reporting period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps,” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the six months ended October 31, 2012, High Yield invested in credit default swap contacts to manage credit risk. The average notional amount of credit default swap contracts outstanding during the six months ended October 31, 2012, was as follows:

High Yield
Average notional amount of credit default swap contracts outstanding*	$2,151,667
*	The average notional amount is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide

250	Nuveen Investments

general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

All-American	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$2,819,709,665	$120,481	$2,819,830,146

High Yield	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$8,285,482,005	$236,359	$8,285,718,364
Common Stocks	577,030	—	—	577,030
Corporate Bonds	—	6,553,750	—	6,553,750
Promissory Note	—	—	19,797	19,797
Derivatives:
Credit Default Swaps**	—	256,751	—	256,751
Forward Swaps**	—	2,159,028	—	2,159,028
Total	$577,030	$8,294,451,534	$256,156	$8,295,284,720

Inflation Protected	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$45,919,683	$—	$45,919,683
Derivatives:
Forward Swaps**	—	329,934	—	329,934
Total	$—	$46,249,617	$—	$46,249,617

Intermediate Duration	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$3,815,752,401	$7,409,973	$3,823,162,374

Limited Term	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$3,183,968,242	$113,801	$3,184,082,043
Short-Term Investments*:
Municipal Bonds	—	129,815,000	—	129,815,000
Total	$—	$3,313,783,242	$113,801	$3,313,897,043
*	Refer to the Fund’s Portfolio of Investments for state classifications and breakdown of Municipal Bonds and Common Stocks classified as Level 3, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

Nuveen Investments	251

Notes to Financial Statements (Unaudited) (continued)

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of October 31, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

High Yield
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Credit	Swaps	Unrealized appreciation on credit default swaps*	$256,751	—	$—
Interest Rate	Swaps	Unrealized appreciation on forward swaps, net	2,159,028	—	—
Total			$2,415,779		$—
*	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the unrealized appreciation (depreciation) presented above.

Inflation Protected
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Swaps	Unrealized appreciation on forward swaps, net	$329,934	—	$—

252	Nuveen Investments

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended October 31, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Swaps	High Yield	Inflation Protected
Risk Exposure
Credit	$163,769	$—
Interest Rate	(85,698,708)	(116,000)
Total	$(85,534,939)	$(116,000)

Change in Net Unrealized Appreciation (Depreciation) of Swaps	High Yield	Inflation Protected
Risk Exposure
Credit	$(211,443)	$—
Interest Rate	72,764,845	406,532
Total	$72,553,402	$406,532

4. Fund Shares

Transactions in Fund shares were as follows:

	All-American
	Six Months Ended 10/31/12		Year Ended 4/30/12
	Shares	Amount	Shares	Amount
Shares issued from reorganization (1)
Class A	—	$—	35,980,330	$408,027,129
Class B	—	—	395,872	4,499,648
Class C	—	—	8,184,311	92,803,541
Class I	—	—	80,552,353	917,706,121
Shares sold:
Class A	17,334,605	200,531,228	22,091,824	242,252,943
Class A – automatic conversion of Class B Shares	51,142	593,347	79,973	864,408
Class B	15,178	176,301	30,828	332,007
Class C	8,118,311	93,922,886	9,413,510	103,505,104
Class I	14,516,620	168,580,800	12,377,121	136,518,888
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,413,212	16,394,288	1,341,013	14,683,749
Class B	7,421	86,141	11,975	130,615
Class C	395,625	4,592,950	450,253	4,930,726
Class I	1,413,267	16,459,941	527,567	5,824,286
	43,265,381	501,337,882	171,436,930	1,932,079,165
Shares redeemed:
Class A	(6,477,940)	(75,006,285)	(8,375,436)	(91,659,689)
Class B	(209,515)	(2,432,582)	(133,765)	(1,442,175)
Class B – automatic conversion to Class A Shares	(51,026)	(593,347)	(79,763)	(864,408)
Class C	(1,691,126)	(19,585,647)	(2,611,773)	(28,351,126)
Class I	(7,790,374)	(90,518,194)	(4,241,588)	(46,679,083)
	(16,219,981)	(188,136,055)	(15,442,325)	(168,996,481)
Net increase (decrease)	27,045,400	$313,201,827	155,994,605	$1,763,082,684

(1)	Refer to Footnote 9 – Fund Reorganizations for further details.

Nuveen Investments	253

Notes to Financial Statements (Unaudited) (continued)

	High Yield
	Six Months Ended 10/31/12		Year Ended 4/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	40,852,682	$681,199,310	58,867,393	$898,928,010
Class A – automatic conversion of Class B Shares	52,600	874,517	283,474	4,292,207
Class B	14,134	236,980	25,770	391,159
Class C	15,394,853	256,641,456	21,076,138	322,695,197
Class I	79,000,720	1,320,761,487	89,276,195	1,356,520,720
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,517,419	59,022,224	5,934,259	90,492,225
Class B	40,020	669,549	116,361	1,764,811
Class C	1,668,567	27,960,695	3,112,335	47,397,757
Class I	3,789,398	63,577,705	6,890,054	104,948,735
	144,330,393	2,410,943,923	185,581,979	2,827,430,821
Shares redeemed:
Class A	(17,937,411)	(299,383,946)	(37,330,244)	(566,415,629)
Class B	(440,505)	(7,343,406)	(1,048,422)	(15,809,002)
Class B – automatic conversion to Class A Shares	(52,663)	(874,517)	(283,790)	(4,292,207)
Class C	(6,109,217)	(102,162,122)	(13,491,557)	(204,163,093)
Class I	(28,482,812)	(476,867,392)	(51,658,794)	(783,150,287)
	(53,022,608)	(886,631,383)	(103,812,807)	(1,573,830,218)
Net increase (decrease)	91,307,785	$1,524,312,540	81,769,172	$1,253,600,603

	Inflation Protected
	Six Months Ended 10/31/12		Year Ended 4/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,270,170	$14,152,897	599,121	$6,421,532
Class C	505,520	5,629,563	215,020	2,323,724
Class I	1,027,714	11,429,980	454,115	4,911,266
Shares issued to shareholders due to reinvestment of distributions:
Class A	11,482	128,198	3,385	36,472
Class C	3,584	39,978	1,199	13,005
Class I	9,848	109,893	2,606	28,468
	2,828,318	31,490,509	1,275,446	13,734,467
Shares redeemed:
Class A	(182,459)	(2,011,190)	(109,515)	(1,182,821)
Class C	(175,563)	(1,929,790)	(184)	(1,990)
Class I	(27,548)	(309,298)	(14,668)	(155,468)
	(385,570)	(4,250,278)	(124,367)	(1,340,279)
Net increase (decrease)	2,442,748	$27,240,231	1,151,079	$12,394,188

254	Nuveen Investments

	Intermediate Duration
	Six Months Ended 10/31/12		Year Ended 4/30/12
	Shares	Amount	Shares	Amount
Shares issued from reorganization (1)
Class A	—	$—	7,230,971	$66,888,188
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	77,039,079	714,318,641
Shares sold:
Class A	5,319,982	49,564,183	10,156,879	92,675,134
Class A – automatic conversion of Class B Shares	12,497	115,830	69,918	631,465
Class B	817	7,644	41,119	373,841
Class C	2,031,361	18,974,525	3,604,671	32,896,367
Class I	37,022,828	345,493,917	48,744,931	446,524,006
Shares issued to shareholders due to reinvestment of distributions:
Class A	673,205	6,278,563	1,217,606	11,083,192
Class B	2,388	22,325	8,200	74,692
Class C	126,852	1,186,256	235,120	2,145,889
Class I	3,876,683	36,232,846	7,360,832	67,125,266
	49,066,613	457,876,089	155,709,326	1,434,736,681
Shares redeemed:
Class A	(4,165,624)	(38,772,799)	(12,210,661)	(111,517,880)
Class B	(67,382)	(629,292)	(240,717)	(2,185,157)
Class B – automatic conversion to Class A Shares	(12,457)	(115,830)	(69,762)	(631,495)
Class C	(897,635)	(8,384,163)	(1,776,614)	(16,190,024)
Class I	(20,349,948)	(189,922,085)	(32,395,696)	(295,967,439)
	(25,493,046)	(237,824,169)	(46,693,450)	(426,491,995)
Net increase (decrease)	23,573,567	$220,051,920	109,015,876	$1,008,244,686

(1)	Refer to Footnote 9 – Fund Reorganizations for further details.

	Limited Term
	Six Months Ended 10/31/12		Year Ended 4/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	24,843,175	$279,099,144	41,699,811	$463,108,752
Class C	8,544,377	95,613,494	14,320,576	158,503,222
Class I	33,888,790	378,764,859	61,012,287	674,042,794
Shares issued to shareholders due to reinvestment of distributions:
Class A	986,235	11,089,596	1,848,325	20,523,739
Class C	375,131	4,199,902	717,338	7,933,697
Class I	720,148	8,055,652	979,257	10,818,473
	69,357,856	776,822,647	120,577,594	1,334,930,677
Shares redeemed:
Class A	(11,012,893)	(123,732,794)	(31,920,367)	(354,520,690)
Class C	(4,272,285)	(47,814,641)	(9,858,868)	(108,823,111)
Class I	(18,204,323)	(203,443,309)	(29,862,023)	(329,657,607)
	(33,489,501)	(374,990,744)	(71,641,258)	(793,001,408)
Net increase (decrease)	35,868,355	$401,831,903	48,936,336	$541,929,269

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the six months ended October 31, 2012, were as follows:

	All- American	High Yield	Inflation Protected	Intermediate Duration	Limited Term
Purchases	$541,433,856	$1,578,380,719	$31,308,358	$526,814,029	$661,704,251
Sales and maturities	205,650,178	225,914,452	3,554,975	315,313,238	208,780,997

Nuveen Investments	255

Notes to Financial Statements (Unaudited) (continued)

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	All- American	High Yield	Inflation Protected	Intermediate Duration	Limited Term
Cost of investments	$2,546,346,617	$7,515,275,626	$44,312,097	$3,545,341,703	$3,162,339,507
Gross unrealized:
Appreciation	266,230,624	957,616,457	1,664,768	292,715,884	155,228,191
Depreciation	(12,542,228)	(354,107,266)	(57,182)	(14,895,213)	(3,670,655)
Net unrealized appreciation (depreciation) of investments	$253,688,396	$603,509,191	$1,607,586	$277,820,671	$151,557,536

Permanent differences, primarily due to federal taxes paid, taxable market discount, expiration of capital loss carryforwards, paydowns, treatment of notional principal contracts, nondeductible reorganizational expenses and reorganizational adjustments, resulted in reclassifications among the Funds’ components of net assets at April 30, 2012, the Funds’ last tax year end, as follows:

	All- American	High Yield	Inflation Protected	Intermediate Duration	Limited Term
Capital paid-in	$31,056,002	$—	$—	$(331,447)	$—
Undistributed (Over-distribution of) net investment income	1,548,472	(565,836)	(220)	(347,112)	(85,701)
Accumulated net realized gain (loss)	(32,604,474)	565,836	220	678,559	85,701

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2012, the Funds’ last tax year end, were as follows:

	All- American	High Yield	Inflation Protected	Intermediate Duration	Limited Term
Undistributed net tax-exempt income*	$6,038,933	$10,349,560	$41,115	$16,160,397	$3,844,155
Undistributed net ordinary income**	290,607	1,250,836	37,661	781,596	23,766
Undistributed net long-term capital gains	—	—	7,216	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period April 1, 2012 through April 30, 2012, and paid on May 1, 2012.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended April 30, 2012, was designated for purposes of the dividends paid deduction as follows:

	All- American	High Yield	Inflation Protected	Intermediate Duration	Limited Term
Distributions from net tax-exempt income	$36,821,171	$356,818,555	$259,818	$105,851,283	$64,515,122
Distributions from net ordinary income**	209,633	7,017,849	—	2,640,634	118,046
Distributions from net long-term capital gains	—	—	—	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At April 30, 2012, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	All- American*	High Yield	Intermediate Duration*	Limited Term
Expiration:
April 30, 2013	$602,276	$—	$—	$169,527
April 30, 2014	—	—	—	1,064,312
April 30, 2015	189,437	273,441	—	7,283,015
April 30, 2016	2,777,458	25,595,622	—	546,020
April 30, 2017	22,698,037	277,191,907	—	1,071,726
April 30, 2018	14,897,930	755,760,482	9,207,679	543,730
April 30, 2019	881,168	36,220,059	1,043,786	1,598,268
Total	$42,046,306	$1,095,041,511	$10,251,465	$12,276,598
*	A portion of All-American’s and Intermediate Duration’s capital loss carryforward is subject to an annual limitation under Internal Revenue Code and related regulations.

256	Nuveen Investments

During the Funds’ last tax year ended April 30, 2012, the following Funds utilized their capital loss carryforwards as follows:

	All- American	Intermediate Duration
Utilized capital loss carryforwards	$3,629,886	$767,713

At April 30, 2012, the Fund’s last tax year end, $1,190,488 of All-American’s capital loss carryforward expired.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after December 31, 2010, will not be subject to expiration.

During the Funds’ last tax year ended April 30, 2012, the following Funds generated post-enactment capital losses as follows:

	All- American*	High Yield	Limited Term
Post-enactment losses:
Short-term	$846,027	$2,563,114	$628,695
Long-term	4,392,013	70,320,490	866,873
*	A portion of All-American’s capital loss carryforward is subject to an annual limitation under Internal Revenue Code and related regulations.

The Funds have elected to defer losses incurred from November 1, 2011 through April 30, 2012, the Funds’ last tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	High Yield	Intermediate Duration*	Limited Term
Post-October capital losses	$47,192,976	$7,842,427	$5,687,465
Late-year ordinary losses	—	—	—
*	A portion of Intermediate Duration’s deferred loss is subject to an annual limitation under Internal Revenue Code and related regulations.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Average Daily Net Assets	All- American Fund-Level Fee Rate	High Yield Fund-Level Fee Rate	Inflation Protected Fund-Level Fee Rate	Intermediate Duration Fund-Level Fee Rate	Limited Term Fund-Level Fee Rate
For the first $125 million	0.3000%	0.4000%	0.3000%	0.3000%	0.2500%
For the next $125 million	0.2875	0.3875	0.2875	0.2875	0.2375
For the next $250 million	0.2750	0.3750	0.2750	0.2750	0.2250
For the next $500 million	0.2625	0.3625	0.2625	0.2625	0.2125
For the next $1 billion	0.2500	0.3500	0.2500	0.2500	0.2000
For net assets over $2 billion	—	0.3250	0.2250	—	—
For the next $3 billion	0.2250	—	—	0.2250	0.1750
For net assets over $5 billion	0.2125	—	—	0.2125	0.1625

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the

Nuveen Investments	257

Notes to Financial Statements (Unaudited) (continued)

Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2012, the complex-level fee rate for each of these Funds was as follows:

Fund	Complex-Level Fee Rate
All-American	.1735%
High Yield	.1691
Inflation Protected	.1691
Intermediate Duration	.1742
Limited Term	.1691

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses and extraordinary expenses) for Inflation Protected do not exceed .600% through August 31, 2013, and 1.05% thereafter, of the average daily net assets of any class of Fund shares.

The Adviser has contractually agreed to waive fees and/or reimburse expenses so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses and extraordinary expenses) for Intermediate Duration do not exceed .750% of the average daily net assets of any class of Fund shares.

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended October 31, 2012, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	All- American	High Yield	Inflation Protected	Intermediate Duration	Limited Term
Sales charges collected	$2,830,008	$8,061,108	$82,311	$351,537	$1,239,531
Paid to financial intermediaries	2,477,617	7,185,487	68,519	302,337	1,175,494

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended October 31, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	All- American	High Yield	Inflation Protected	Intermediate Duration	Limited Term
Commission advances	$1,372,983	$4,635,161	$67,413	$273,637	$1,834,218

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended October 31, 2012, the Distributor retained such 12b-1 fees as follows:

	All- American	High Yield	Inflation Protected	Intermediate Duration	Limited Term
12b-1 fees retained	$539,936	$1,580,388	$18,512	$127,657	$444,314

258	Nuveen Investments

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended October 31, 2012, as follows:

	All- American	High Yield	Inflation Protected	Intermediate Duration	Limited Term
CDSC retained	$21,254	$166,374	$—	$8,345	$70,050

8. Borrowing Arrangements

High Yield has entered into a committed 364-day unsecured line of credit (“Borrowings”) with its custodian bank to provide the Fund with a source of liquidity to meet temporary demands of the Fund. During the six months ended October 31, 2012, the maximum commitment amount on the Borrowings was $625 million.

Interest on the Borrowings is calculated at a rate per annum equal to the higher of (i) 1.25% plus the Federal Funds Rate as in effect on that day, or (ii) 1.25% plus the Overnight London Inter-Bank Offered Rate (LIBOR) as in effect on that day. The Fund also accrues a .12% per annum commitment fee on the unused portion of the Borrowings and incurred one-time closing fees of .02% on the maximum commitment amount, which was expensed over the 364-day period.

On July 25, 2012, the Fund renewed the Borrowings with its custodian bank through July 24, 2013. The Fund also incurred one-time closing fees of .01% on the maximum commitment amount, which will be expensed over the 364-day period.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the Borrowings are recognized as a component of “Interest expense” on the Statement of Operations.

As of October 31, 2012, the Fund did not have any Borrowings outstanding. During the six months ended October 31, 2012, the Fund’s average daily loan balance outstanding on the Borrowings and corresponding weighted average annualized interest rate were $50,000,000 and 1.43%, respectively.

On November 27, 2012, the Fund increased its maximum commitment amount on the Borrowings to $850 million.

9. Fund Reorganizations

During the fiscal year ended April 30, 2012, the following Nuveen open-end funds were reorganized into the following Funds included in this report as follows (each the “Reorganization” and collectively, the “Reorganizations”):

•	Nuveen Municipal Bond Fund (“Municipal Bond”), Nuveen Municipal Bond Fund 2 (“Municipal Bond 2”) and Nuveen Tax Free Fund (“Tax Free”) into All-American; and

•	Nuveen Intermediate Tax Free Fund (“Intermediate Tax Free”) into Intermediate Duration.

Municipal Bond, Municipal Bond 2, Tax Free and Intermediate Tax Free are collectively the “Acquired Funds.” All-American and Intermediate Duration are collectively the “Acquiring Funds.”

Intermediate Tax Free’s Reorganization was consummated at the close of business on January 27, 2012. Municipal Bond’s, Municipal Bond 2’s and Tax Free’s Reorganizations were consummated at the close of business on April 20, 2012 for Municipal Bond and Municipal Bond 2 and April 25, 2012 for Tax Free.

Upon consummation of each Fund’s Reorganization, the Acquired Funds transferred all of their assets and liabilities to the Acquiring Funds in exchange for the Acquiring Funds’ shares of equal value. The Acquiring Funds’ shares were then distributed to the Acquired Funds’ shareholders and the Acquired Funds were terminated. As a result of the Reorganizations, the Acquired Funds’ shareholders became shareholders of the Acquiring Funds and the Acquired Funds’ shareholders received the Acquiring Funds’ shares with a total value equal to the total value of their Acquired Funds’ shares immediately prior to the closing of their Reorganization.

The Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Acquired Funds’ shareholders will recognize no gain or loss for federal income tax purposes as a result of the Reorganizations. Prior to the closing of each of the Reorganizations, the Acquired Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Acquired Funds’ shareholders for federal income tax purposes.

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Acquired Funds as of the date of their respective Reorganization were as follows:

	Municipal Bond	Municipal Bond 2	Tax Free	Intermediate Tax Free
Cost of investments	$706,688,334	$146,755,835	$445,411,205	$707,643,312
Fair value of investments	758,674,132	158,110,112	486,505,564	770,597,281
Unrealized appreciation (depreciation) of investments	51,985,798	11,354,277	41,094,359	62,953,969

Nuveen Investments	259

For financial reporting purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds were carried forward to align ongoing reporting of the Acquiring Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

For accounting and performance reporting purposes, the Acquiring Funds are the survivors. The shares outstanding, net assets and NAV per share immediately before and after the Reorganizations are as follows:

Acquired Funds – Prior to Reorganizations	Shares Outstanding	Net Assets	NAV per Share
Municipal Bond
Class A	22,545,014	$245,427,865	$10.89
Class B	314,955	3,438,785	10.92
Class C	7,071,196	76,591,578	10.83
Class I	40,557,945	441,029,718	10.87
Municipal Bond 2
Class A	9,999,565	$100,667,158	$10.07
Class B	105,447	1,060,862	10.06
Class C	1,614,501	16,211,963	10.04
Class I	4,291,333	43,174,180	10.06
Tax Free
Class A	4,975,514	$56,860,988	$11.43
Class C1	446,860	5,071,118	11.35
Class I	37,965,124	433,502,224	11.42
Intermediate Tax Free
Class A	5,617,983	$63,706,497	$11.34
Class C1	279,536	3,181,691	11.38
Class I	63,212,076	714,318,641	11.30
All-American
Class A	48,879,949	$554,179,276	$11.34
Class B	348,209	3,957,903	11.37
Class C	23,297,386	264,173,131	11.34
Class I	17,453,638	198,803,330	11.39
Intermediate Duration
Class A	42,650,960	$394,529,547	$9.25
Class B	390,008	3,619,206	9.28
Class C	13,897,178	128,926,511	9.28
Class I	239,326,304	2,219,088,818	9.27

Acquiring Funds – Post Reorganizations	Shares Outstanding	Net Assets	NAV per Share
All-American
Class A	85,112,768	$966,481,446	$11.36
Class B	743,169	8,455,972	11.38
Class C	31,563,609	358,622,767	11.37
Class I	98,100,438	1,117,872,767	11.40
Intermediate Duration
Class A	49,881,930	$461,417,735	$9.25
Class B	390,008	3,619,206	9.28
Class C	13,897,178	128,926,511	9.28
Class I	316,365,383	2,933,407,459	9.27

The beginning of the Acquired Funds’ current fiscal period was May 1, 2011, June 1, 2011, May 1, 2011 and May 1, 2011 for Municipal Bond, Municipal Bond 2, Tax Free and Intermediate Tax Free, respectively.

Assuming the Reorganizations had been completed on May 1, 2011, the beginning of the Acquiring Funds’ current fiscal period, the pro forma results of operations for the Acquired Funds for the fiscal year ended April 30, 2012, are as follows:

	Municipal Bond	Municipal Bond 2	Tax Free	Intermediate Tax Free
Net investment income (loss)	$32,799,980	$6,980,461	$282,422	$116,394
Net realized and unrealized gains (losses)	50,111,733	14,448,540	1,174,143	1,149,707
Change in net assets resulting from operations	6,696,296	2,809,140	63,700,300	43,828,687

Because the combined investment portfolios for each Reorganization have been managed as a single integrated portfolio since each Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Statement of Operations since the Reorganizations were consummated.

260	Nuveen Investments

10. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

Nuveen Investments	261

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Board visited with the Sub-Advisor’s municipal team in Minneapolis in September 2011, and with the Sub-Advisor’s municipal team in Chicago in November 2011. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the

262	Nuveen Investments

Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included efforts to eliminate product overlap through mergers or liquidations; commencement of various new funds; elimination of insurance mandates for various funds; updates in investment policies or guidelines for several funds; and reductions in management fees and expense caps for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012 (or for the periods available for the Nuveen Inflation Protected Municipal Bond Fund (the “Inflation Protected Fund”), which did not exist for part of the foregoing time frame). In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012 (or for the periods available for the Inflation Protected Fund, which did not exist for part of the foregoing time frame).

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

Nuveen Investments	263

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Nuveen All-American Municipal Bond Fund (the “All-American Fund”) and the Nuveen Limited Term Municipal Bond Fund (the “Limited Term Fund”) had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods. Although the Nuveen Intermediate Duration Municipal Bond Fund (the “Intermediate Duration Fund”) lagged its peers somewhat in the five-year period, it performed in the third and second quartiles for the one- and three-year periods, respectively. In addition, the Independent Board Members considered that the Nuveen High Yield Municipal Bond Fund (the “High Yield Fund”) lagged its peers somewhat in the longer five-year period, but that its performance had improved in the recent one- and three-year periods. In this regard, they recognized that the High Yield Fund also outperformed its benchmark in the one- and three-year periods and the first quarter of 2012. Finally, the Independent Board Members considered that the Inflation Protected Fund was new with limited performance history.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members noted that the High Yield Fund had a net expense ratio slightly higher than the peer average, but net management fees in line with the peer average, while the All-American Fund, the Inflation Protected Fund, the Intermediate Duration Fund and the Limited Term Fund had net management fees and net expense ratios (including fee waivers and expense reimbursements) below or in line with their respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s

264	Nuveen Investments

advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

266	Nuveen Investments

Notes

Nuveen Investments	267

Notes

268	Nuveen Investments

Notes

Nuveen Investments	269

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Barclays 1-10 Year Municipal Bond Index: An unmanaged index composed of investment-grade municipal bonds with maturity dates of more than one year and less than 10 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Effective Leverage: Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Inflation Linked Swap: A contractual agreement between two counterparties under which one party agrees to make periodic interest payments to the other for an agreed period of time based on a fixed rate (alternatively, a floating rate based on an interest rate index), while the other party agrees to make periodic payments based on a floating rate of interest based on the Consumer Price Index.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper General Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper High Yield Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short-Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short-Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Funds’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond High Yield Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. high yield municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Intermediate Index: Contains all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. Index returns assume reinvestment of dividends but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Yield Index: Contains all bonds in the S&P Municipal Bond Index that are non-rated or whose ratings are BB+ by S&P and BA-1 by Moody’s Investors Service, Inc. or lower. This index does not contain bonds that are pre-refunded or escrowed to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Short-Intermediate Index: Contains all bonds in the S&P Municipal Bond Index that mature between 1 and 7.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

270	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	271

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $220 billion as of September 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-NAT-1012D

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Trust

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: January 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: January 7, 2013

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: January 7, 2013